UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

Annual Report December 31, 2015

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Contract Holders

December 31, 2015

Despite significant movement throughout the year, stock and bond markets in general ended 2015 largely unchanged from their January starting points. The stock market, as measured by the S&P 500® Index1, and the bond market, as measured by the Barclays® U.S. Aggregate Index, produced returns of just 1.38% and 0.55%, respectively. During 2015, investor optimism resulting from continued economic improvement in the U.S. was tempered by concerns of an economic slowdown in China, falling commodity prices, and the U.S. Federal Reserve’s long-awaited move toward more restrained monetary policy.

Within the U.S. equity market, investors had a clear preference for larger, more liquid stocks, as mid and small cap stocks ended the year with returns of (2.18%) and (1.97%), as measured by the S&P MidCap 400® Index and the S&P SmallCap 600® Index, respectively.

Within the U.S. bond market, Treasurys led the market, as investors favored the relative safety of government debt over higher yielding bonds in other sectors. High quality corporate bonds lagged, while high yield corporates declined, as the drop in commodity prices created a strong headwind for the credit markets. High yield corporates, as measured by the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index returned (4.43%) during 2015.

U.S. stocks and bonds outperformed their global counterparts, largely due to the U.S. dollar’s strength. For U.S. investors, a rising dollar decreases the return of foreign investments, while a declining dollar increases the return of foreign assets. Global monetary policy divergence in 2015 drove the trade-weighted U.S. dollar to a 13-year high relative to other major currencies, as investors rewarded the U.S. economy’s strength relative to most major nations.

Stronger growth in the United States and weaker growth abroad led to this wide divergence in monetary policy between the U.S. and other countries. As the Federal Reserve Bank began to curtail its economic stimulus in response to faster economic growth and a strong job market in the United States, central banks in several of the most influential countries and regions of the world continued to provide monetary stimulus to combat slower economic growth.

By the end of 2015, the Fed increased interest rates for the first time since 2006. Elsewhere in the world, the European Central Bank extended its bond purchasing program to 2017, while the Bank of Japan also continued to purchase bonds at a rapid pace. Meanwhile, the Bank of China cut interest rates several times, as did the Reserve Bank of India.

From a global macroeconomic perspective, all eyes were on China in 2015. Chinese economic growth continued to downshift, as its economy transitioned from investment based to consumer based. After several years of slowing growth, investors became concerned that the Chinese economic slowdown could transform into a hard landing.

The U.S. economy ultimately grew at a moderate pace with contained inflation in 2015. As a result, the U.S. unemployment rate dipped to 5% in December 2015. The improving job market and declining energy prices led to relatively steady consumer spending, while business investment remained restrained. Corporate profits were mixed, as technology and health care companies delivered solid growth, and earnings in commodity-driven industries fell sharply.

Looking forward to 2016, we find reasons to proceed with caution. Europe is struggling with stagnant economic growth and the risk of deflation, Japanese economic growth remains sluggish despite large amounts of economic stimulus, and declining commodity prices could be a harbinger of weak demand. The potential for further interest rate hikes by the Fed, geopolitical tension, and ongoing concern about China may contribute to market volatility.

The volatility that markets experienced in the latter half of 2015 can serve as a reminder for investors to assess whether their portfolios remain adequately diversified in accordance with their long-term investment goals and risk tolerance. Portfolios tend to become unbalanced over time, as the outperformance of a certain asset class can lead to a higher concentration of that asset class in an investor’s portfolio. Unbalanced portfolios can create unnecessary risks for financial planning.

In light of this, an investor might consider whether it would be appropriate to return to his or her previously established asset class allocation levels by reallocating the gains of higher performing classes.2 Similar to all financial decisions, an investor should approach rebalancing with the guidance of a financial professional to pinpoint the appropriate allocation for his or her individual portfolio, current financial situation and overall financial plan. As always, we encourage you to work closely with your financial professional through the ups and downs of the financial markets in 2016, as they can help you develop and adhere to a plan that will be guided by your long-term goals, rather than the short-term fluctuations of the market.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

2 A strategy involving portfolio rebalancing cannot assure a profit or protect against loss in a declining market. Not intended to be investment advice.

Northwestern Mutual Series Fund, Inc.

Table of Contents

Expense Examples	i
Series Fund Overviews and Schedules of Investments:
Growth Stock Portfolio	1
Focused Appreciation Portfolio	4
Large Cap Core Stock Portfolio	7
Large Cap Blend Portfolio	10
Index 500 Stock Portfolio	13
Large Company Value Portfolio	20
Domestic Equity Portfolio	24
Equity Income Portfolio	27
Mid Cap Growth Stock Portfolio	32
Index 400 Stock Portfolio	35
Mid Cap Value Portfolio	41
Small Cap Growth Stock Portfolio	46
Index 600 Stock Portfolio	50
Small Cap Value Portfolio	58
International Growth Portfolio	62
Research International Core Portfolio	66
International Equity Portfolio	71
Emerging Markets Equity Portfolio	75
Money Market Portfolio	80
Short-Term Bond Portfolio	84
Select Bond Portfolio	97
Long-Term U.S. Government Bond Portfolio	112
Inflation Protection Portfolio	118
High Yield Bond Portfolio	130
Multi-Sector Bond Portfolio	141
Balanced Portfolio	159
Asset Allocation Portfolio	164
Benchmark Definitions	169
Statements of Assets and Liabilities	172
Statements of Operations	176
Statements of Changes in Net Assets	180
Statement of Cash Flows	188
Financial Highlights	190
Notes to Financial Statements	198
Report of Independent Registered Public Accounting Firm	221
Proxy Voting and Portfolio Holdings	222
Director and Officer Information	223
Approval and Continuance of Investment Sub-Advisory Agreements	226

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,021.10	$2.14	0.42%
Hypothetical (5% return before expenses)	1,000.00	1,022.78	2.14	0.42

Focused Appreciation Portfolio
Actual	1,000.00	1,051.80	3.26	0.63
Hypothetical (5% return before expenses)	1,000.00	1,021.72	3.21	0.63

Large Cap Core Stock Portfolio
Actual	1,000.00	977.70	2.22	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.66	2.27	0.44

Large Cap Blend Portfolio
Actual	1,000.00	957.10	3.97	0.80
Hypothetical (5% return before expenses)	1,000.00	1,020.84	4.10	0.80

Index 500 Stock Portfolio
Actual	1,000.00	1,000.40	1.07	0.21
Hypothetical (5% return before expenses)	1,000.00	1,023.83	1.08	0.21

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$950.70	$3.48	0.71%
Hypothetical (5% return before expenses)	1,000.00	1,021.33	3.61	0.71

Domestic Equity Portfolio
Actual	1,000.00	995.60	2.77	0.55
Hypothetical (5% return before expenses)	1,000.00	1,022.12	2.81	0.55

Equity Income Portfolio
Actual	1,000.00	948.10	3.21	0.65
Hypothetical (5% return before expenses)	1,000.00	1,021.60	3.34	0.65

Mid Cap Growth Stock Portfolio
Actual	1,000.00	958.10	2.63	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.22	2.71	0.53

Index 400 Stock Portfolio
Actual	1,000.00	937.40	1.29	0.26
Hypothetical (5% return before expenses)	1,000.00	1,023.57	1.34	0.26

Mid Cap Value Portfolio
Actual	1,000.00	979.00	3.84	0.77
Hypothetical (5% return before expenses)	1,000.00	1,021.02	3.92	0.77

Small Cap Growth Stock Portfolio
Actual	1,000.00	925.00	2.74	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.06	2.88	0.56

Index 600 Stock Portfolio
Actual	1,000.00	939.40	1.66	0.34
Hypothetical (5% return before expenses)	1,000.00	1,023.19	1.73	0.34

Small Cap Value Portfolio
Actual	1,000.00	941.20	4.28	0.87
Hypothetical (5% return before expenses)	1,000.00	1,020.50	4.45	0.87

International Growth Portfolio
Actual	1,000.00	931.50	3.67	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.10	3.84	0.75

Research International Core Portfolio
Actual	1,000.00	922.40	4.42	0.91
Hypothetical (5% return before expenses)	1,000.00	1,020.30	4.64	0.91

International Equity Portfolio
Actual	1,000.00	904.50	3.07	0.64
Hypothetical (5% return before expenses)	1,000.00	1,021.68	3.26	0.64

Emerging Markets Equity Portfolio
Actual	1,000.00	872.90	6.25	1.32
Hypothetical (5% return before expenses)	1,000.00	1,018.22	6.74	1.32

Expense Examples	ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period July 1, 2015 to December 31, 2015*	Annualized Expense Ratio

Money Market Portfolio
Actual	$1,000.00	$1,000.00	$1.49	0.30%
Hypothetical (5% return before expenses)	1,000.00	1,023.41	1.51	0.30

Short-Term Bond Portfolio
Actual	1,000.00	999.40	2.13	0.42
Hypothetical (5% return before expenses)	1,000.00	1,022.77	2.15	0.42

Select Bond Portfolio
Actual	1,000.00	1,004.50	1.56	0.31
Hypothetical (5% return before expenses)	1,000.00	1,023.34	1.58	0.31

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,032.30	3.22	0.63
Hypothetical (5% return before expenses)	1,000.00	1,021.73	3.20	0.63

Inflation Protection Portfolio
Actual	1,000.00	982.40	2.96	0.59
Hypothetical (5% return before expenses)	1,000.00	1,021.91	3.02	0.59

High Yield Bond Portfolio
Actual	1,000.00	958.50	2.24	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.62	2.31	0.45

Multi-Sector Bond Portfolio
Actual	1,000.00	968.90	3.92	0.79
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.03	0.79

Balanced Portfolio
Actual	1,000.00	980.90	0.40	0.08
Hypothetical (5% return before expenses)	1,000.00	1,024.50	0.41	0.08

Asset Allocation Portfolio
Actual	1,000.00	971.40	0.42	0.08
Hypothetical (5% return before expenses)	1,000.00	1,024.48	0.43	0.08

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$860 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged The Boston Company Asset Management, LLC (“The Boston Company”) to act as sub-adviser for the Portfolio. The Portfolio invests in the equity securities of medium and large capitalization companies. The Portfolio invests in stocks selected by a team of research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental, bottom-up research process to identify investments for the Portfolio. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for strong earnings growth or share price appreciation in the near-term.

Market Overview

Global equities produced mixed results in 2015 as investors digested both political and economic volatility, triggered in part by Greece’s debt-crisis reforms, China’s economic slowdown, a precipitous drop in commodity prices and uncertainty about U.S. Federal Reserve policy. Equity returns were mostly positive in the first quarter, bolstered by easy-money policies from major central banks and nascent signs of stability in some troubled economies. By the second quarter, the Commerce Department said the U.S. economy contracted in the first quarter, but less than previously estimated, against a backdrop of bad weather, disruptions at West Coast ports, a strong dollar and spending cuts in the Energy sector. Equities declined broadly through the later summer months as investors were rattled by China’s slowing economy, ambiguity about Fed policy, a rout in commodity prices and growing pessimism about corporate earnings. By the end of 2015, equities rebounded amid signs of a stabilizing U.S. economy, which prompted the Fed to end its multiyear experiment with near-zero interest rates by raising its benchmark rate, while other central banks implemented more stimulus measures.

Portfolio Results

The Portfolio returned 6.01% for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 5.67%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 6.14% for 2015.

On a sector basis, Consumer Discretionary and Materials were the Portfolio’s strongest relative performers for the year, partially offset by underperformance in Health Care and Financials.

The Portfolio’s relative outperformance in the Consumer Discretionary sector was driven primarily by stock selection in specialty retail and in the hotels, restaurants and leisure segment. Within specialty retail, a position in beauty-products chain Ulta Salon, Cosmetics & Fragrance, Inc. moved higher on solid third-quarter results, highlighted by strong same-store sales, increased store traffic and online sales.

Performance in the Materials sector benefited from stock selection in the construction materials segment, an underweight stance in chemicals and a lack of exposure to the containers and packaging and metals and mining segments. Within construction materials, an investment in Martin Marietta Materials, Inc. supported returns despite a softer second quarter, as the company profited from an increase in volumes, pricing gains and improving housing data. As the stock approached its target price, the position in Martin Marietta was sold to take profits and redeploy capital elsewhere.

Relative results in the Health Care sector were pressured primarily by holdings in biotechnology and health-care technology. Within biotechnology, an investment in Biogen, Inc. declined, as the company faced a slowdown in its fast growing multiple-sclerosis franchise, which was worse than management had expected. However, its Alzheimer’s disease franchise is showing early promise and is expected to see critical data points in early 2016. Furthermore, the company’s stock recently began to rebound on news that the firm has been collaborating with Arsia Therapeutics, Inc., with plans to use its drug-delivery technology to develop Biogen’s hemophilia portfolio into a best-in-class treatment.

The Portfolio’s relative underperformance in the Financials sector was largely driven by an overweight to the capital markets and insurance segments, as well as a lack of exposure to real estate investment trusts. Shares of capital markets holding Ameriprise Financial, Inc. fell after the Department of Labor set new regulations in April, although it began to rebound following in-line second-quarter results. The company has maintained a solid adviser pipeline and can expand margins with increased productivity, increasing the probability that shares could rebound.

Portfolio Manager Outlook

The following forward looking comments are the opinion of The Boston Company, the Portfolio’s sub-adviser.

Growth Stock Portfolio	1

Growth Stock Portfolio (unaudited)

Recent equity-market volatility has relatively little to do with deteriorating economic or corporate fundamentals, so staying focused on companies with strong underlying fundamentals, solid end markets and differentiated products, among other things, remains critical. As the era of cheap and easy access to capital winds down, companies that lack robust fundamentals and/or have weaker prospects will find it more challenging to deliver strong results.

Globally, challenges in China (slowing growth and yuan devaluation), the fragility of the European recovery and the geopolitical landscape will likely spur more volatility. Despite this, many U.S. companies are fiscally well positioned to navigate these challenges.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Growth Stock Portfolio	6.01%	11.85%	7.04%
Russell 1000® Growth Index	5.67%	13.53%	8.53%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	6.14%	12.30%	7.67%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Apple, Inc.	5.9%
Amazon.com, Inc.	3.6%
Facebook, Inc. - Class A	3.5%
Alphabet, Inc. - Class C	3.0%
Visa, Inc. - Class A	3.0%
PepsiCo, Inc.	2.8%
The Home Depot, Inc.	2.7%
Alphabet, Inc. - Class A	2.5%
McDonald’s Corp.	2.3%
Honeywell International, Inc.	2.3%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (22.2%)
*	Amazon.com, Inc.	45,493	30,748
*	AMC Networks, Inc. - Class A	103,999	7,767
	CBS Corp. - Class B	177,521	8,366
	Comcast Corp. - Class A	277,930	15,684
	Delphi Automotive PLC	99,313	8,514
	Hanesbrands, Inc.	372,946	10,976
	The Home Depot, Inc.	174,185	23,036
	The Interpublic Group of Cos., Inc.	491,285	11,437
	McDonald’s Corp.	169,778	20,057
	NIKE, Inc. - Class B	216,942	13,559
*	The Priceline Group, Inc.	9,259	11,805
*	Tesla Motors, Inc.	25,932	6,224
	The TJX Cos., Inc.	169,635	12,029
*	Ulta Salon, Cosmetics & Fragrance, Inc.	59,294	10,969

	Total		191,171

	Consumer Staples (9.7%)
	Archer-Daniels-Midland Co.	195,542	7,173
	ConAgra Foods, Inc.	294,242	12,405
	The Estee Lauder Cos., Inc. - Class A	150,199	13,227
	Molson Coors Brewing Co. - Class B	125,621	11,798
	Mondelez International, Inc.	320,467	14,370
	PepsiCo, Inc.	242,608	24,241

	Total		83,214

	Energy (0.9%)
	Schlumberger, Ltd.	116,213	8,106

	Total		8,106

	Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

	Financials (5.6%)
	Ameriprise Financial, Inc.	62,578	6,660
	BlackRock, Inc.	31,905	10,864
	Federated Investors, Inc. - Class B	283,891	8,133
	Intercontinental Exchange, Inc.	48,283	12,373
*	Synchrony Financial	342,878	10,427

	Total		48,457

	Health Care (18.8%)
	AbbVie, Inc.	300,457	17,799
*	Alexion Pharmaceuticals, Inc.	60,903	11,617
*	Allergan PLC	32,642	10,201
*	Biogen, Inc.	45,260	13,865
*	Boston Scientific Corp.	487,542	8,990
	Bristol-Myers Squibb Co.	259,993	17,885
	Cardinal Health, Inc.	126,970	11,335
*	Centene Corp.	100,843	6,637
*	Cerner Corp.	111,472	6,707
*	Express Scripts Holding Co.	149,165	13,039
*	Illumina, Inc.	45,618	8,756
*	Regeneron Pharmaceuticals, Inc.	16,163	8,774
	UnitedHealth Group, Inc.	131,957	15,523
*	Vertex Pharmaceuticals, Inc.	86,757	10,917

	Total		162,045

	Industrials (8.4%)
	Danaher Corp.	156,392	14,526
	FedEx Corp.	86,094	12,827
	Honeywell International, Inc.	192,594	19,947
	Raytheon Co.	118,642	14,774
	United Technologies Corp.	103,340	9,928

	Total		72,002

	Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (31.3%)
*	Adobe Systems, Inc.	116,599	10,953
*	Alphabet, Inc. - Class A	28,080	21,847
*	Alphabet, Inc. - Class C	34,309	26,036
	Apple, Inc.	482,020	50,737
	Avago Technologies, Ltd.	81,739	11,864
	Cisco Systems, Inc.	521,129	14,151
*	Citrix Systems, Inc.	144,062	10,898
*	Cognizant Technology Solutions Corp. - Class A	157,275	9,440
*	Facebook, Inc. - Class A	289,266	30,275
*	Fortinet, Inc.	93,517	2,915
	Intuit, Inc.	99,456	9,598
	Oracle Corp.	441,488	16,128
*	Salesforce.com, Inc.	191,130	14,985
*	Splunk, Inc.	114,069	6,708
	Visa, Inc. - Class A	331,466	25,705
*	Workday, Inc.- Class A	89,642	7,143

	Total		269,383

	Materials (1.9%)
	CF Industries Holdings, Inc.	175,332	7,155
	The Dow Chemical Co.	171,943	8,852

	Total		16,007

	Total Common Stocks
	(Cost: $689,543)		850,385

	Total Investments (98.8%)
	(Cost: $689,543)(a)		850,385

	Other Assets, Less
	Liabilities (1.2%)		9,963

	Net Assets (100.0%)		860,348

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $689,906 and the net unrealized appreciation of investments based on that cost was $160,479 which is comprised of $180,873 aggregate gross unrealized appreciation and $20,394 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$850,385	$-	$-
Total	$850,385	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$779 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. Loomis Sayles was appointed sub-adviser to the Portfolio effective July 31, 2015. Prior to that time, the Portfolio was sub-advised by Janus Capital Management LLC (“Janus”). The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies, but may invest in companies of any size. The adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities.

Market Overview

A strong fourth-quarter rally capped a volatile year. Stocks fell sharply in August, with the Russell 1000® Growth Index experiencing a 10% correction for the first time since 2011. Concerns about the health of China’s economy, sharply falling commodity prices and a generally uncertain global growth outlook triggered the selloff. Stocks bounced back nicely in the fourth quarter, largely due to an October rally fueled by perceived stability in China and continued central bank easing in Europe, Japan and China. But investor sentiment soured again in December, as mixed economic data, still-falling oil prices and uncertainty about the pace of Federal Reserve tightening drove stock prices lower.

Portfolio Results

The Portfolio returned 13.64% for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 5.67%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 6.14% for 2015.

As noted above, prior to July 31, 2015, the Portfolio was managed by Janus. With respect to the period prior to July 31, 2015, the Portfolio’s outperformance relative to the Index was largely attributable to stock selection in the Health Care and Consumer Discretionary sectors. Valeant Pharmaceuticals was a top contributor. The management team at Valeant has largely avoided high R&D spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Amazon.com, Inc. was another top contributor, as the stock has benefited from its competitive advantages and potential to expand into new business lines and geographies.

Holdings in the Industrials sector and an underweight to the Consumer Staples sector were the largest detractors from relative performance.

The following attribution comments relate to the period July 31, 2015 through December 31, 2015 period, during which Loomis Sayles acted as the Portfolio’s sub-adviser.

Stock selection in the Consumer Discretionary, Information Technology, Energy and Consumer Staples sectors as well as the allocation effect from the Information Technology, Consumer Staples, Industrials, Healthcare and Financials sectors contributed to relative performance. From an individual stock perspective, Amazon.com, Inc., Alphabet, Inc. and Facebook, Inc. – Class A were among the top contributors to Portfolio performance.

Stock selection in the Financials, Healthcare and Industrials sectors as well as the allocation effect from the Energy and Consumer Discretionary sectors detracted from relative performance. QUALCOMM, Inc., Novartis AG, ADR, and Schlumberger, Ltd. were among the largest individual stock detractors to performance.

During the period, the portfolio manager took advantage of price weakness to add to several high-quality growth companies in the Portfolio including Alibaba Group Holding, Ltd., ADR, The Coca-Cola Co., The Procter & Gamble Co. and Schlumberger, Ltd.. The purchases were funded by trimming Portfolio positions in Amazon.com, Inc., Facebook, Inc. – Class A, FactSet Research Systems, Inc. and SEI Investments Company. The portfolio manager sold Zimmer Biomet Holdings, Inc. as its share price reached intrinsic value and initiated a position in Cerner Corporation, a provider of healthcare information technology.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. The nature of our

4	Focused Appreciation Portfolio

Focused Appreciation Portfolio (unaudited)

process leads to a lower-turnover portfolio where sector positioning is the result of stock selection. Versus the Index, we are currently overweight in the Information Technology, Consumer Staples, Energy and Financials sectors. We are underweight in the Consumer Discretionary, Industrials, Healthcare and Financials sectors. We hold no positions in the Materials, Telecommunication Services and Utilities sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	13.64%	12.60%	8.45%
Russell 1000® Growth Index	5.67%	13.53%	8.53%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	6.14%	12.30%	7.67%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Amazon.com, Inc.	7.1%
Facebook, Inc. - Class A	5.9%
Visa, Inc. - Class A	5.2%
Cisco Systems, Inc.	4.7%
Monster Beverage Corp.	4.6%
Alibaba Group Holding, Ltd., ADR	4.3%
Oracle Corp.	4.0%
Novo Nordisk A/S, ADR	3.7%
Danone SA, ADR	3.7%
The Coca-Cola Co.	3.7%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (99.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.0%)
*	Amazon.com, Inc.	82,044	55,453
	Lowe’s Cos., Inc.	156,838	11,926
	Yum! Brands, Inc.	245,330	17,921

	Total		85,300

	Consumer Staples (17.8%)
	The Coca-Cola Co.	661,506	28,418
	Danone SA, ADR	2,101,103	28,596
*	Monster Beverage Corp.	238,969	35,597
	The Procter & Gamble Co.	331,968	26,362
	SABMiller PLC, ADR	329,694	19,758

	Total		138,731

	Energy (2.4%)
	Schlumberger, Ltd.	268,906	18,756

	Total		18,756

	Financials (11.8%)
	American Express Co.	114,421	7,958
	FactSet Research Systems, Inc.	97,318	15,821
	Greenhill & Co., Inc.	48,695	1,393
	SEI Investments Co.	505,999	26,514
	Visa, Inc. - Class A	520,773	40,386

	Total		92,072

	Common Stocks (99.4%)	Shares/ $ Par	Value $ (000’s)

	Health Care (13.8%)
	Amgen, Inc.	110,766	17,981
*	Cerner Corp.	206,554	12,429
	Merck & Co., Inc.	191,747	10,128
	Novartis AG, ADR	234,532	20,179
	Novo Nordisk A/S, ADR	494,718	28,733
*	Varian Medical Systems, Inc.	217,639	17,585

	Total		107,035

	Industrials (5.4%)
	Expeditors International of Washington, Inc.	487,631	21,992
	United Parcel Service, Inc. - Class B	208,156	20,031

	Total		42,023

	Information Technology (37.2%)
*	Alibaba Group Holding, Ltd., ADR	409,957	33,317
*	Alphabet, Inc. - Class A	31,169	24,250
*	Alphabet, Inc. - Class C	31,252	23,716

	Common Stocks (99.4%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Analog Devices, Inc.	54,030	2,989
	ARM Holdings PLC, ADR	354,571	16,041
*	Autodesk, Inc.	342,929	20,895
	Automatic Data Processing, Inc.	80,049	6,782
	Cisco Systems, Inc.	1,342,695	36,461
*	Facebook, Inc. - Class A	440,320	46,084
	Microsoft Corp.	372,439	20,663
	Oracle Corp.	858,439	31,359
	QUALCOMM, Inc.	547,677	27,375

	Total		289,932

	Total Common Stocks
	(Cost: $758,948)		773,849

	Total Investments (99.4%)
	(Cost: $758,948)(a)		773,849

	Other Assets, Less
	Liabilities (0.6%)		4,988

	Net Assets (100.0%)		778,837

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $760,186 and the net unrealized appreciation of investments based on that cost was $13,663 which is comprised of $48,404 aggregate gross unrealized appreciation and $34,741 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$773,849	$-	$-
Total	$773,849	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

6	Focused Appreciation Portfolio

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. and foreign based companies listed on U.S. exchanges.	$509 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Fayez Sarofim & Co. (“Sarofim & Co.”) to act as sub-adviser for the Portfolio. In choosing securities, the Portfolio’s portfolio managers first identify economic sectors they believe can support longer term profit growth. Using fundamental analysis, the Portfolio’s portfolio managers then seek companies within these sectors that have dominant positions and sustainable competitive advantages in their industries, superior management that productively reinvests cash flow, sustainable profitability, strong balance sheets, expanding global presence and the potential to achieve predictable, above-average earnings and dividend growth over the next three to five years or longer. The Portfolio may also invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

Market Overview

U.S. equity returns stagnated in 2015 as oil prices fell another 30%, the dollar continued to strengthen and the outlook for global growth became less certain. Investors spent much of the year waiting for the Federal Reserve to raise interest rates and worrying about the impact of rate hikes. Market volatility spiked in the second half. The S&P 500® Index declined more than 10% in late August but recovered rapidly in the fourth quarter to end the year little changed. Market leadership was very concentrated, with the ten largest stocks in the S&P 500® Index together registering a large gain, while the rest of the Index constituents collectively declined.

In terms of sector performance, Consumer Discretionary, buoyed by internet retailing, was the best performing sector, followed by Health Care and Consumer Staples. Energy was again the weakest sector. While the S&P 500® Index struggled in 2015, it outperformed the S&P SmallCap 600® Index and the S&P MidCap 400® Index.

Portfolio Results

The Large Cap Core Stock Portfolio returned (3.06%) for 2015. By comparison, the S&P 500® Index returned 1.38% for the year. (This Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2015 for the Large Cap Core Funds peer group was (0.17%).

The Portfolio’s underweight and selectively focused positions in the outperforming Consumer Discretionary and Information Technology sectors were among the largest detractors to relative performance. The Portfolio’s relative performance in these sectors was penalized because the Portfolio did not hold a few stocks with outsized gains.

Stock selection in the Industrials sector also undermined relative results, more than offsetting the benefit of underweighting the lagging sector. The Portfolio’s sector holdings in the railroad industry came under acute pressure, as volumes in key freight categories, such as chemicals, coal and industrial products, declined throughout 2015.

The Portfolio’s overweight allocation to the Energy sector also weighed on absolute and relative performance. This impact, however, was substantially tempered by the focus on the major integrated oil companies, which generally fared better than their less diversified, more financially vulnerable industry peers.

At the other end of the spectrum, the primary contributor to the Portfolio’s relative performance was the strategic emphasis on the stable, everyday businesses in the Consumer Staples sector. The benefit of this overweight position was amplified by effective stock selection. The focus on securities in the tobacco and beverage industries was particularly advantageous. The lack of exposure to the weak Utilities sector also benefited the Portfolio’s performance.

The largest contributors to the Portfolio’s return for the year were Novo Nordisk A/S Sonsored ADR, Altria Group, Inc., Philip Morris International, Inc., McDonald’s Corporation, Facebook, Inc. – Class A and Microsoft Corporation. The largest detractors were Canadian Pacific Railway, Ltd., ConocoPhillips, Chevron Corporation, Union Pacific Corporation, Exxon Mobil Corporation and American Express Company.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Sarofim & Co., the Portfolio’s sub-adviser.

Equity markets in 2016 are expected to confront many of the same obstacles encountered in 2015. Actions of the Federal Reserve will likely continue to receive intense scrutiny, and concerns about global growth are likely to persist. Nonetheless, strengthening consumer spending, solid employment gains and stimulative fiscal policy ahead of the Presidential election suggest that the U.S. economy can extend its advance, providing support for moderately higher stock prices in 2016.

Large Cap Core Stock Portfolio	7

Large Cap Core Stock Portfolio (unaudited)

In contrast to 2015, conditions now seem to be unfolding that would reward our emphasis on high quality multinationals. With their competitive advantages and ample financial resources, these large companies can generally absorb higher labor and interest costs and continue to fund their growth and increase dividends as interest rates rise. When the dollar begins to stabilize, investors are likely to assign greater value to their globally sourced earnings streams. Finally, the quality metrics of these multinationals can help buffer the impact of market volatility as uncertainty remains high.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	-3.06%	8.34%	4.97%
S&P 500® Index	1.38%	12.57%	7.31%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-0.17%	11.02%	6.51%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Apple, Inc.	5.1%
Philip Morris International, Inc.	4.9%
Exxon Mobil Corp.	4.1%
The Coca-Cola Co.	3.7%
Nestle SA, ADR	3.1%
Chevron Corp.	3.1%
Altria Group, Inc.	2.9%
JPMorgan Chase & Co.	2.7%
Novo Nordisk A/S, ADR	2.7%
ACE, Ltd.	2.6%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

8	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2015

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.8%)
Comcast Corp. - Class A	163,952	9,252
McDonald’s Corp.	56,078	6,625
NIKE, Inc. - Class B	89,260	5,579
Target Corp.	69,353	5,036
Twenty-First Century Fox, Inc.	238,110	6,467
Twenty-First Century Fox, Inc. - Class B	20,000	544
The Walt Disney Co.	106,433	11,184

Total		44,687

Consumer Staples (26.2%)
Altria Group, Inc.	251,208	14,623
Anheuser-Busch InBev NV, ADR	58,900	7,362
The Coca-Cola Co.	442,135	18,994
Diageo PLC	44,733	4,879
The Estee Lauder Cos., Inc. - Class A	115,111	10,137
Nestle SA, ADR	212,032	15,779
PepsiCo, Inc.	102,825	10,274
Philip Morris International, Inc.	285,828	25,127
The Procter & Gamble Co.	126,722	10,063
SABMiller PLC, ADR	106,853	6,404
Walgreens Boots Alliance, Inc.	112,558	9,585

Total		133,227

Energy (11.5%)
Chevron Corp.	174,447	15,693
ConocoPhillips	153,870	7,184
Exxon Mobil Corp.	269,081	20,975

	Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Occidental Petroleum Corp.	147,490	9,972
	TOTAL SA, ADR	102,307	4,599

	Total		58,423

	Financials (13.4%)
	ACE, Ltd.	112,744	13,174
	American Express Co.	123,717	8,604
	BlackRock, Inc.	28,303	9,638
	Franklin Resources, Inc.	59,702	2,198
	Intercontinental Exchange, Inc.	23,500	6,022
	JPMorgan Chase & Co.	205,355	13,560
	State Street Corp.	110,300	7,319
	Wells Fargo & Co.	142,323	7,737

	Total		68,252

	Health Care (13.5%)
	Abbott Laboratories	210,238	9,442
	AbbVie, Inc.	183,672	10,881
*	Alexion Pharmaceuticals, Inc.	28,410	5,419
*	Celgene Corp.	49,900	5,976
	Gilead Sciences, Inc.	63,800	6,456
	Novartis AG, ADR	88,103	7,580
	Novo Nordisk A/S, ADR	232,835	13,523
	Roche Holding AG, ADR	282,464	9,737

	Total		69,014

	Industrials (4.2%)
	Canadian Pacific Railway, Ltd.	49,754	6,349
	Union Pacific Corp.	69,800	5,458
	United Technologies Corp.	102,476	9,845

	Total		21,652

	Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (19.4%)
*	Alphabet, Inc. - Class C	8,150	6,185
	Apple, Inc.	247,589	26,061
	ASML Holding NV	54,900	4,873
	Automatic Data Processing, Inc.	32,040	2,714
*	Facebook, Inc. - Class A	121,700	12,737
	International Business Machines Corp.	38,119	5,246
	Microsoft Corp.	115,100	6,386
	Oracle Corp.	162,324	5,930
	QUALCOMM, Inc.	99,218	4,959
	Texas Instruments, Inc.	206,233	11,304
*	VeriSign, Inc.	42,000	3,669
	Visa, Inc. - Class A	78,800	6,111
	Xilinx, Inc.	58,244	2,736

	Total		98,911

	Materials (2.6%)
	Air Products & Chemicals, Inc.	35,797	4,658
	Praxair, Inc.	84,826	8,686

	Total		13,344

	Total Common Stocks		507,510

	(Cost: $432,620)

	Total Investments (99.6%)
	(Cost: $432,620)(a)		507,510

	Other Assets, Less
	Liabilities (0.4%)		1,901

	Net Assets (100.0%)		509,411

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $432,643 and the net unrealized appreciation of investments based on that cost was $74,867 which is comprised of $93,507 aggregate gross unrealized appreciation and $18,640 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$507,510	$-	$-
Total	$507,510	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio	9

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$154 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and ADRs.

Market Overview

The broad market S&P 500® Index posted a modest total return of 1.38%. Despite the small overall gain, companies in the Energy, Materials, and Industrials sectors have declined by 20% or more. While the S&P 500® Index, which is capitalization weighted, was up for the year, the S&P 500® Equal Weighted Index (The Index holds the same constituents as the S & P 500 Index, but in equal weights of 0.2% per constituent), fell (2.20%). That demonstrates that a relatively small number of large companies were responsible for the market’s positive return. For example, in 2015, just five stocks—Amazon, Alphabet/Google, Microsoft, Apple and Facebook—delivered a large portion of the positive performance of the S&P 500® Index. The bottom half of the Index constituents declined as a group. In our view, the environment in 2015 was reminiscent of the 1990s technology-driven market, which also suffered from narrow leadership with stocks such as Cisco, Intel, Dell and Oracle getting the lion’s share of attention.

Portfolio Results

The Portfolio returned (2.42%) for the twelve months ended December 31, 2015. By comparison, the S&P 500® Index (the “Index”) returned 1.38%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Core Funds peer group was (0.17%) for 2015.

Stock selection suffered in the Energy and Materials sectors, highlighted by the Portfolio’s positions in Devon Energy Corporation and Potash Corporation of Saskatchewan, Inc., which were both down significantly for the year. Unfortunately, Devon’s stock price continued to fall with the price of oil. From an operational perspective, Devon Energy has used their strong balance sheet to continue to make two acquisitions during the 4th quarter, which strengthened their energy reserves.

Potash Corporation’s stock fell sharply, hurting the Portfolio’s performance for the year. Potash’s decline seemed to stem from market pessimism for commodity-related stocks. Companies like Glencore and BHP made negative headlines, while large swings in the Brazilian real and Russian ruble increased investor angst. The portfolio managers believed the severe decline in Potash Corporation’s stock price was disconnected from the company’s business performance for the year. Potash Corporation was caught in the broader market downdraft, but it has much better prospects than many metals and mining companies whose growth is closely tied to infrastructure growth in China. The worldwide demand for fertilizer continued to grow. Potash volumes grew 10% in 2014, and 2015 volumes were projected to be down less than 5%. The weak volumes stem from the challenge of weak agricultural prices and a very wet harvest season in the U.S. farm belt, which prevented farmers from applying potash before the onset of winter. At the end of the year, the stock traded approximately 65% below the portfolio managers’ $50/share estimate of the stock’s intrinsic value. While the thesis on Potash Corporation (growing demand for protein, and thus fertilizer worldwide) has been ignored by the market, the portfolio managers’ long-term thesis remains intact.

The Portfolio added to its positions in Devon Energy Corporation and Potash Corporation of Saskatchewan, Inc. during the year, on the belief that the companies are fundamentally sound with attractive prices.

At the other end of the spectrum, the Information Technology sector delivered some positive contributors to the Portfolio’s performance for the year, including Accenture PLC- Class A and Microsoft Corporation. Elsewhere in the Portfolio, positions in UnitedHealth Group, Inc., AmerisourceBergen Corporation and The Progressive Corporation helped offset a portion of the Portfolio’s underperformance for the year.

Portfolio Manager Outlook

The following forward looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

We continue to see uneven economic growth in the U.S., challenging international growth, little corporate sales or earnings growth and equity valuations that remain expensive from a historical perspective. Valuation-based strategies have struggled over the past several years, and especially in 2015. In our opinion, stocks have remained elevated at unattractive levels over the past few years.

10	Large Cap Blend Portfolio

Large Cap Blend Portfolio (unaudited)

The good news is that rising volatility is giving long-term investors a glimpse of better potential risk/reward tradeoffs. The FMI research team has been actively researching dozens of good businesses. These are companies FMI would like to own at better valuations. We are excited about the potential opportunities to deploy capital at more attractive levels and reorient the Portfolio to even better values if the market comes under pressure.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Large Cap Blend Portfolio	-2.42%	10.10%	3.22%
S&P 500® Index	1.38%	12.57%	6.04%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-0.17%	11.02%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Honeywell International, Inc.	4.8%
UnitedHealth Group, Inc.	4.7%
Berkshire Hathaway, Inc. - Class B	4.6%
Comcast Corp. - Class A	4.5%
Microsoft Corp.	4.3%
The Progressive Corp.	4.2%
The Bank of New York Mellon Corp.	4.1%
Accenture PLC - Class A	4.0%
Omnicom Group, Inc.	4.0%
DANONE SA, ADR	3.9%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio	11

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2015

Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (16.2%)
Comcast Corp. - Class A	121,200	6,839
Dollar General Corp.	82,925	5,960
Omnicom Group, Inc.	81,275	6,149
Ross Stores, Inc.	110,025	5,921

Total		24,869

Consumer Staples (9.5%)
Danone SA, ADR	447,100	6,085
Nestle SA, ADR	66,500	4,949
Unilever PLC, ADR	84,100	3,626

Total		14,660

Energy (6.0%)
Devon Energy Corp.	113,300	3,626
Schlumberger, Ltd.	81,075	5,655

Total		9,281

Financials (18.8%)
American Express Co.	62,325	4,335
The Bank of New York Mellon Corp.	153,275	6,318

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	Berkshire Hathaway, Inc. - Class B	53,375	7,048
	Comerica, Inc.	111,225	4,652
	The Progressive Corp.	204,975	6,518

	Total		28,871

	Health Care (6.6%)
	AmerisourceBergen Corp.	28,225	2,927
	UnitedHealth Group, Inc.	61,175	7,197

	Total		10,124

	Industrials (16.0%)
	3M Co.	19,475	2,934
	Expeditors International of Washington, Inc.	96,600	4,357
	Honeywell International, Inc.	70,625	7,315
	PACCAR, Inc.	89,525	4,243
	Rockwell Automation, Inc.	14,775	1,516
	Stanley Black & Decker, Inc.	40,375	4,309

	Total		24,674

	Common Stocks (91.1%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (15.0%)
	Accenture PLC - Class A	59,075	6,173
*	eBay, Inc.	170,325	4,681
	Microsoft Corp.	119,050	6,605
	TE Connectivity, Ltd.	86,800	5,608

	Total		23,067

	Materials (3.0%)
	Potash Corp. of Saskatchewan, Inc.	269,225	4,609

	Total		4,609

	Total Common Stocks
	(Cost: $128,412)		140,155

	Total Investments (91.1%)
	(Cost: $128,412)(a)		140,155

	Other Assets, Less
	Liabilities (8.9%)		13,686

	Net Assets (100.0%)		153,841

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $129,037 and the net unrealized appreciation of investments based on that cost was $11,118 which is comprised of $20,861 aggregate gross unrealized appreciation and $9,743 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$140,155	$-	$-
Total	$140,155	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

12	Large Cap Blend Portfolio

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$2.4 billion

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Market Overview

The year began with optimism, but equity markets experienced volatility during the second half of the year. A sharp drawdown in commodity prices, a selloff in Chinese equities, and the Federal Reserve’s policy shift toward higher short-term interest rates were themes that weighed on equities during the second half of the year. U.S. growth remained solid relative to the rest of the developing world, as steady employment gains and declining energy prices helped consumer spending. However, the U.S. economy also decelerated in the second half of the year, as corporate profits were flat, and manufacturing activity slowed due to a modest inventory overhang. In that environment, large cap stocks posted a modest gain, while small- and mid- sized companies declined. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 1.38%, (2.18%), and (1.97%), respectively.

Portfolio Results

The Index 500 Stock Portfolio had a total return of 1.17% for the twelve months ended December 31, 2015. That was in line with the S&P 500® Index (the “Index”), which returned 1.38%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio outperformed the 0.94% average return for its peer group, S&P 500 Index Objective Funds, according to Lipper® Analytical Services, Inc.

The Portfolio experienced mixed performance, as half of the sectors delivered positive returns, and the other half delivered negative returns. Consumer-oriented sectors posted a solid return for the year, as steady job creation and declining energy prices helped consumer spending. The Information Technology sector was buoyed by strong earnings growth and strength in consumer-oriented technological products and services. Similarly, the Healthcare sector also performed relatively well due to the combination of its strong earnings growth, rapid pace of innovation, and robust merger and acquisition activity.

At the other end of the spectrum, the Energy sector was the most significant detractor to the Portfolio’s return. Energy stocks fell with oil and gas prices, as ample supply and weak demand continued to drive energy prices lower. The Materials sector, which has significant exposure to commodities, also fell sharply, as the decline in energy prices spread to other commodities, including industrial metals. The Financials sector finished the year slightly lower, as weak returns in asset markets, ongoing regulation and litigation, and rising interest rates weighed on performance. The Industrials sector delivered a negative return, as the U.S. dollar’s strength led to slower manufacturing activity in the second half of the year. The Utilities sector also detracted from performance, as rising interest rates crimped demand for higher-yielding stocks.

Index 500 Stock Portfolio	13

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	1.17%	12.33%	7.16%
S&P 500® Index	1.38%	12.57%	7.31%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	0.94%	12.11%	6.94%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Apple, Inc.	3.2%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.8%
General Electric Co.	1.6%
Johnson & Johnson	1.6%
Amazon.com, Inc.	1.4%
Wells Fargo & Co.	1.4%
Berkshire Hathaway, Inc. - Class B	1.4%
JPMorgan Chase & Co.	1.3%
Facebook, Inc. - Class A	1.3%

Sector Allocation 12/31/15

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

14	Index 500 Stock Portfolio

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.6%)
	Advance Auto Parts, Inc.	9,568	1,440
(b),*	Amazon.com, Inc.	50,216	33,941
*	AutoNation, Inc.	9,972	595
*	AutoZone, Inc.	3,983	2,955
*	Bed Bath & Beyond, Inc.	21,803	1,052
	Best Buy Co., Inc.	38,952	1,186
	BorgWarner, Inc.	29,282	1,266
	Cablevision Systems Corp. - Class A	29,075	928
*	CarMax, Inc.	26,472	1,429
	Carnival Corp.	60,131	3,276
	CBS Corp. - Class B	56,658	2,670
*	Chipotle Mexican Grill, Inc.	4,074	1,955
	Coach, Inc.	36,255	1,187
	Comcast Corp. - Class A	318,999	18,001
	D.R. Horton, Inc.	42,868	1,373
	Darden Restaurants, Inc.	15,066	959
	Delphi Automotive PLC	36,590	3,137
*	Discovery Communications, Inc.	33,701	850
*	Discovery Communications, Inc. - Class A	19,532	521
	Dollar General Corp.	38,008	2,732
*	Dollar Tree, Inc.	30,674	2,369
	Expedia, Inc.	15,375	1,911
	Ford Motor Co.	509,203	7,175
*	Fossil Group, Inc.	5,406	198
	GameStop Corp. - Class A	13,781	386
	The Gap, Inc.	29,928	739
	Garmin, Ltd.	15,417	573
	General Motors Co.	185,001	6,292
	Genuine Parts Co.	19,696	1,692
	The Goodyear Tire & Rubber Co.	35,130	1,148
	H&R Block, Inc.	30,813	1,026
	Hanesbrands, Inc.	51,187	1,506
	Harley-Davidson, Inc.	25,064	1,138
	Harman International Industries, Inc.	9,286	875
	Hasbro, Inc.	14,653	987
	The Home Depot, Inc.	165,635	21,905
	The Interpublic Group of Cos., Inc.	53,085	1,236
	Johnson Controls, Inc.	84,612	3,341
	Kohl’s Corp.	24,798	1,181
	L Brands, Inc.	33,274	3,188
	Leggett & Platt, Inc.	17,779	747
	Lennar Corp. - Class A	23,390	1,144

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Lowe’s Cos., Inc.	119,549	9,091
	Macy’s, Inc.	41,069	1,437
	Marriott International, Inc. - Class A	25,193	1,689
	Mattel, Inc.	44,333	1,205
	McDonald’s Corp.	119,957	14,172
*	Michael Kors Holdings, Ltd.	24,044	963
*	Mohawk Industries, Inc.	8,306	1,573
*	Netflix, Inc.	55,834	6,386
	Newell Rubbermaid, Inc.	34,894	1,538
	News Corp. - Class A	49,845	666
	News Corp. - Class B	14,084	197
	NIKE, Inc. - Class B	176,294	11,018
	Nordstrom, Inc.	17,775	885
	Omnicom Group, Inc.	31,648	2,394
*	O’Reilly Automotive, Inc.	12,886	3,266
*	The Priceline Group, Inc.	6,504	8,292
	PulteGroup, Inc.	41,506	740
	PVH Corp.	10,783	794
	Ralph Lauren Corp.	7,683	857
	Ross Stores, Inc.	52,910	2,847
	Royal Caribbean Cruises, Ltd.	22,417	2,269
	Scripps Networks Interactive - Class A	12,361	682
	Signet Jewelers, Ltd.	10,390	1,285
	Staples, Inc.	84,082	796
	Starbucks Corp.	193,973	11,644
	Starwood Hotels & Resorts Worldwide, Inc.	22,039	1,527
	Target Corp.	80,481	5,844
	TEGNA, Inc.	28,962	739
	Tiffany & Co.	14,572	1,112
	Time Warner Cable, Inc.	36,997	6,866
	Time Warner, Inc.	104,443	6,754
	The TJX Cos., Inc.	87,467	6,202
	Tractor Supply Co.	17,549	1,500
*	TripAdvisor, Inc.	14,761	1,258
	Twenty-First Century Fox, Inc.	152,946	4,154
	Twenty-First Century Fox, Inc. - Class B	56,332	1,534
*	Under Armour, Inc.	23,530	1,897
*	Urban Outfitters, Inc.	11,342	258
	VF Corp.	44,554	2,773
	Viacom, Inc. - Class B	45,354	1,867
	The Walt Disney Co.	198,692	20,879
	Whirlpool Corp.	10,215	1,500
	Wyndham Worldwide Corp.	15,168	1,102

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
	Wynn Resorts, Ltd.	10,615	734
	Yum! Brands, Inc.	56,337	4,115

	Total		301,511

	Consumer Staples (9.8%)
	Altria Group, Inc.	256,142	14,910
	Archer-Daniels-Midland Co.	77,958	2,860
	Brown-Forman Corp. - Class B	13,277	1,318
	Campbell Soup Co.	23,463	1,233
(p),*	Casa Ley SA de CV	29,556	30
	The Clorox Co.	16,864	2,139
	The Coca-Cola Co.	511,333	21,967
	Coca-Cola Enterprises, Inc.	27,277	1,343
	Colgate-Palmolive Co.	117,173	7,806
	ConAgra Foods, Inc.	56,555	2,384
	Constellation Brands, Inc. - Class A	22,620	3,222
	Costco Wholesale Corp.	57,142	9,228
	CVS Health Corp.	144,659	14,143
	Dr. Pepper Snapple Group, Inc.	24,677	2,300
	The Estee Lauder Cos., Inc. - Class A	29,077	2,561
	General Mills, Inc.	78,081	4,502
	The Hershey Co.	18,770	1,676
	Hormel Foods Corp.	17,624	1,394
	The J.M. Smucker Co.	15,634	1,928
	Kellogg Co.	33,335	2,409
	Keurig Green Mountain, Inc.	15,175	1,366
	Kimberly-Clark Corp.	47,421	6,037
	The Kraft Heinz Co.	77,677	5,652
	The Kroger Co.	127,169	5,320
	McCormick & Co., Inc.	15,192	1,300
	Mead Johnson Nutrition Co.	25,753	2,033
	Molson Coors Brewing Co. - Class B	20,585	1,933
	Mondelez International, Inc.	207,608	9,309
*	Monster Beverage Corp.	19,598	2,919
	PepsiCo, Inc.	190,322	19,017
	Philip Morris International, Inc.	202,399	17,793
	The Procter & Gamble Co.	355,414	28,223
(p),*	Property Development Centers LLC	29,556	1
	Reynolds American, Inc.	108,284	4,997
	Sysco Corp.	68,585	2,812

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	15

Index 500 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Consumer Staples continued
	Tyson Foods, Inc. - Class A	38,623	2,060
	Walgreens Boots Alliance, Inc.	113,791	9,690
	Wal-Mart Stores, Inc.	204,964	12,564
	Whole Foods Market, Inc.	44,583	1,494

	Total		233,873

	Energy (6.4%)
	Anadarko Petroleum Corp.	66,384	3,225
	Apache Corp.	49,383	2,196
	Baker Hughes, Inc.	56,970	2,629
	Cabot Oil & Gas Corp.	54,069	956
*	Cameron International Corp.	24,967	1,578
	Chesapeake Energy Corp.	67,612	304
	Chevron Corp.	245,868	22,118
	Cimarex Energy Co.	12,353	1,104
	Columbia Pipeline Group, Inc.	50,834	1,017
	ConocoPhillips	161,293	7,531
	CONSOL Energy, Inc.	29,924	236
	Devon Energy Corp.	50,471	1,615
	Diamond Offshore Drilling, Inc.	8,421	178
	Ensco PLC - Class A	30,769	474
	EOG Resources, Inc.	71,813	5,084
	EQT Corp.	19,928	1,039
	Exxon Mobil Corp.	543,843	42,393
*	FMC Technologies, Inc.	29,783	864
	Halliburton Co.	111,802	3,806
	Helmerich & Payne, Inc.	14,081	754
	Hess Corp.	31,395	1,522
	Kinder Morgan, Inc.	239,049	3,567
	Marathon Oil Corp.	88,477	1,114
	Marathon Petroleum Corp.	69,627	3,609
	Murphy Oil Corp.	21,125	474
	National Oilwell Varco, Inc.	49,088	1,644
*	Newfield Exploration Co.	21,117	688
	Noble Energy, Inc.	55,602	1,831
	Occidental Petroleum Corp.	99,774	6,746
	ONEOK, Inc.	27,340	674
	Phillips 66	62,023	5,073
	Pioneer Natural Resources Co.	19,515	2,447
	Range Resources Corp.	22,126	544
	Schlumberger, Ltd.	164,750	11,491
*	Southwestern Energy Co.	50,223	357
	Spectra Energy Corp.	87,713	2,100
	Tesoro Corp.	15,728	1,657
	Transocean, Ltd.	44,668	553

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Valero Energy Corp.	62,903	4,448
	The Williams Companies, Inc.	89,134	2,291

	Total		151,931

	Financials (16.1%)
	ACE, Ltd.	42,351	4,949
*	Affiliated Managers Group, Inc.	7,059	1,128
	Aflac, Inc.	55,749	3,339
	The Allstate Corp.	50,598	3,142
	American Express Co.	109,294	7,601
	American International Group, Inc.	161,602	10,014
	American Tower Corp.	55,335	5,365
	Ameriprise Financial, Inc.	22,746	2,421
	Aon PLC	35,784	3,300
	Apartment Investment & Management Co. - Class A	20,435	818
	Assurant, Inc.	8,601	693
	AvalonBay Communities, Inc.	17,882	3,293
	Bank of America Corp.	1,360,278	22,893
	The Bank of New York Mellon Corp.	142,783	5,885
	BB&T Corp.	101,918	3,853
*	Berkshire Hathaway, Inc. - Class B	244,745	32,316
	BlackRock, Inc.	16,496	5,617
	Boston Properties, Inc.	20,063	2,559
	Capital One Financial Corp.	69,506	5,017
*	CBRE Group, Inc.	37,980	1,313
	The Charles Schwab Corp.	156,510	5,154
	The Chubb Corp.	29,662	3,934
	Cincinnati Financial Corp.	19,265	1,140
	Citigroup, Inc.	389,173	20,140
	CME Group, Inc.	44,186	4,003
	Comerica, Inc.	23,089	966
	Crown Castle International Corp.	43,604	3,770
	Discover Financial Services	55,846	2,994
*	E*TRADE Financial Corp.	38,265	1,134
	Equinix, Inc.	8,096	2,448
	Equity Residential	47,587	3,883
	Essex Property Trust, Inc.	8,627	2,065
	Fifth Third Bancorp	103,771	2,086
	Franklin Resources, Inc.	49,504	1,823
	General Growth Properties, Inc.	76,068	2,070
	The Goldman Sachs Group, Inc.	51,822	9,340
	The Hartford Financial Services Group, Inc.	53,511	2,326
	HCP, Inc.	60,753	2,323

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Host Hotels & Resorts, Inc.	98,190	1,506
	Huntington Bancshares, Inc.	104,075	1,151
	Intercontinental Exchange, Inc.	14,337	3,674
	Invesco, Ltd.	55,373	1,854
	Iron Mountain, Inc.	25,102	678
	JPMorgan Chase & Co.	480,900	31,754
	KeyCorp	109,131	1,439
	Kimco Realty Corp.	53,994	1,429
	Legg Mason, Inc.	14,073	552
	Leucadia National Corp.	43,548	757
	Lincoln National Corp.	32,329	1,625
	Loews Corp.	36,570	1,404
	M&T Bank Corp.	20,901	2,533
	The Macerich Co.	17,581	1,419
	Marsh & McLennan Cos., Inc.	68,148	3,779
	McGraw Hill Financial, Inc.	35,312	3,481
	MetLife, Inc.	145,222	7,001
	Moody’s Corp.	22,470	2,255
	Morgan Stanley	197,299	6,276
	Nasdaq, Inc.	15,019	874
	Navient Corp.	47,332	542
	Northern Trust Corp.	28,394	2,047
	People’s United Financial, Inc.	40,529	654
	Plum Creek Timber Co., Inc.	22,679	1,082
	PNC Financial Services Group, Inc.	66,339	6,323
	Principal Financial Group, Inc.	35,568	1,600
	The Progressive Corp.	76,359	2,428
	Prologis, Inc.	68,495	2,940
	Prudential Financial, Inc.	58,657	4,775
	Public Storage	19,228	4,763
	Realty Income Corp.	32,608	1,684
	Regions Financial Corp.	170,547	1,637
	Simon Property Group, Inc.	40,421	7,859
	SL Green Realty Corp.	13,025	1,472
	State Street Corp.	52,711	3,498
	SunTrust Banks, Inc.	66,575	2,852
*	Synchrony Financial	108,931	3,313
	T. Rowe Price Group, Inc.	32,803	2,345
	Torchmark Corp.	14,984	856
	The Travelers Cos., Inc.	39,743	4,485
	U.S. Bancorp	214,800	9,165
	Unum Group	31,803	1,059
	Ventas, Inc.	43,501	2,455
	Vornado Realty Trust	23,153	2,314
	Wells Fargo & Co.	607,225	33,009
	Welltower, Inc.	46,230	3,145

The Accompanying Notes are an Integral Part of the Financial Statements.

16	Index 500 Stock Portfolio

Index 500 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Weyerhaeuser Co.	66,684	1,999
	XL Group PLC	38,899	1,524
	Zions Bancorporation	26,687	729

	Total		385,110

	Health Care (14.9%)
	Abbott Laboratories	194,877	8,752
	AbbVie, Inc.	213,562	12,651
	Aetna, Inc.	45,554	4,925
	Agilent Technologies, Inc.	43,294	1,810
*	Alexion Pharmaceuticals, Inc.	29,436	5,615
*	Allergan PLC	51,488	16,090
	AmerisourceBergen Corp.	25,520	2,647
	Amgen, Inc.	98,545	15,997
	Anthem, Inc.	34,106	4,756
	Baxalta, Inc.	70,910	2,768
	Baxter International, Inc.	71,462	2,726
	Becton, Dickinson and Co.	27,531	4,242
*	Biogen, Inc.	29,120	8,921
*	Boston Scientific Corp.	175,735	3,241
	Bristol-Myers Squibb Co.	217,944	14,992
	C.R. Bard, Inc.	9,652	1,828
	Cardinal Health, Inc.	42,978	3,837
*	Celgene Corp.	102,637	12,292
*	Cerner Corp.	39,776	2,393
	Cigna Corp.	33,653	4,924
*	DaVita HealthCare Partners, Inc.	21,776	1,518
	DENTSPLY International, Inc.	18,272	1,112
*	Edwards Lifesciences Corp.	28,180	2,226
	Eli Lilly and Co.	127,502	10,743
*	Endo International PLC	27,194	1,665
*	Express Scripts Holding Co.	88,348	7,722
	Gilead Sciences, Inc.	188,275	19,052
*	HCA Holdings, Inc.	41,008	2,773
*	Henry Schein, Inc.	10,833	1,714
	Humana, Inc.	19,364	3,457
*	Illumina, Inc.	19,126	3,671
*	Intuitive Surgical, Inc.	4,881	2,666
	Johnson & Johnson	361,471	37,130
*	Laboratory Corp. of America Holdings	13,221	1,635
*	Mallinckrodt PLC	15,147	1,130
	McKesson Corp.	30,061	5,929
	Medtronic PLC	183,699	14,130
	Merck & Co., Inc.	364,946	19,276
*	Mylan NV	53,963	2,918
	Patterson Cos., Inc.	10,911	493
	PerkinElmer, Inc.	14,623	783
	Perrigo Co. PLC	19,126	2,768
	Pfizer, Inc.	806,436	26,032
	Quest Diagnostics, Inc.	18,727	1,332

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Regeneron Pharmaceuticals, Inc.	10,142	5,506
	St. Jude Medical, Inc.	36,926	2,281
	Stryker Corp.	41,261	3,835
*	Tenet Heathcare Corp.	13,020	394
	Thermo Fisher Scientific, Inc.	52,138	7,396
	UnitedHealth Group, Inc.	124,513	14,648
	Universal Health Services, Inc. - Class B	11,913	1,423
*	Varian Medical Systems, Inc.	12,657	1,023
*	Vertex Pharmaceuticals, Inc.	32,100	4,039
*	Waters Corp.	10,668	1,436
	Zimmer Biomet Holdings, Inc.	22,362	2,294
	Zoetis, Inc.	59,844	2,868

	Total		354,425

	Industrials (9.8%)
	3M Co.	80,436	12,117
	The ADT Corp.	21,547	711
	Allegion PLC	12,530	826
	American Airlines Group, Inc.	82,345	3,487
	AMETEK, Inc.	31,077	1,665
	The Boeing Co.	82,275	11,896
	C.H. Robinson Worldwide, Inc.	18,763	1,164
	Caterpillar, Inc.	76,063	5,169
	Cintas Corp.	11,424	1,040
	CSX Corp.	127,366	3,305
	Cummins, Inc.	21,458	1,888
	Danaher Corp.	77,887	7,234
	Deere & Co.	40,728	3,106
	Delta Air Lines, Inc.	102,744	5,208
	Dover Corp.	20,244	1,241
	The Dun & Bradstreet Corp.	4,720	491
	Eaton Corp. PLC	60,460	3,146
	Emerson Electric Co.	85,511	4,090
	Equifax, Inc.	15,478	1,724
	Expeditors International of Washington, Inc.	24,353	1,098
	Fastenal Co.	37,845	1,545
	FedEx Corp.	34,308	5,111
	Flowserve Corp.	17,097	719
	Fluor Corp.	18,500	874
	General Dynamics Corp.	38,821	5,332
	General Electric Co.	1,232,956	38,407
	Honeywell International, Inc.	100,682	10,428
	Illinois Tool Works, Inc.	42,738	3,961
	Ingersoll-Rand PLC	34,103	1,886
	J.B. Hunt Transport Services, Inc.	11,828	868

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
*	Jacobs Engineering Group, Inc.	16,011	672
	Kansas City Southern	14,257	1,065
	L-3 Communications Holdings, Inc.	10,241	1,224
	Lockheed Martin Corp.	34,525	7,497
	Masco Corp.	43,956	1,244
	Nielsen Holdings PLC	47,560	2,216
	Norfolk Southern Corp.	39,005	3,299
	Northrop Grumman Corp.	23,826	4,499
	PACCAR, Inc.	46,175	2,189
	Parker Hannifin Corp.	17,764	1,723
	Pentair PLC	23,548	1,166
	Pitney Bowes, Inc.	25,742	532
	Precision Castparts Corp.	17,974	4,170
*	Quanta Services, Inc.	20,871	423
	Raytheon Co.	39,335	4,898
	Republic Services, Inc.	31,300	1,377
	Robert Half International, Inc.	17,334	817
	Rockwell Automation, Inc.	17,246	1,770
	Rockwell Collins, Inc.	17,172	1,585
	Roper Technologies, Inc.	13,169	2,499
	Ryder System, Inc.	6,980	397
	Snap-on, Inc.	7,587	1,301
	Southwest Airlines Co.	84,962	3,658
	Stanley Black & Decker, Inc.	19,560	2,088
*	Stericycle, Inc.	11,102	1,339
	Textron, Inc.	35,752	1,502
	Tyco Interntional PLC	55,229	1,761
	Union Pacific Corp.	111,582	8,726
*	United Continental Holdings, Inc.	48,704	2,791
	United Parcel Service, Inc. - Class B	90,944	8,751
*	United Rentals, Inc.	12,127	880
	United Technologies Corp.	107,768	10,353
*	Verisk Analytics, Inc. - Class A	20,363	1,565
	W.W. Grainger, Inc.	7,546	1,529
	Waste Management, Inc.	54,246	2,895
	Xylem, Inc.	23,432	855

	Total		234,993

	Information Technology (20.3%)
	Accenture PLC - Class A	81,624	8,530
	Activision Blizzard, Inc.	65,910	2,551
*	Adobe Systems, Inc.	65,163	6,121
*	Akamai Technologies, Inc.	23,246	1,223

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Alliance Data Systems Corp.	7,987	2,209
*	Alphabet, Inc. - Class A	38,059	29,610
*	Alphabet, Inc. - Class C	38,817	29,457
	Amphenol Corp. - Class A	40,271	2,103
	Analog Devices, Inc.	40,767	2,255
	Apple, Inc.	728,357	76,667
	Applied Materials, Inc.	150,122	2,803
*	Autodesk, Inc.	29,550	1,800
	Automatic Data Processing, Inc.	60,252	5,105
	Avago Technologies, Ltd.	34,253	4,972
	Broadcom Corp. - Class A	73,289	4,238
	CA, Inc.	40,695	1,162
	Cisco Systems, Inc.	663,135	18,007
*	Citrix Systems, Inc.	20,096	1,520
*	Cognizant Technology Solutions Corp. - Class A	79,438	4,768
	Corning, Inc.	154,545	2,825
	CSRA, Inc.	17,990	540
*	eBay, Inc.	144,305	3,966
*	Electronic Arts, Inc.	40,604	2,790
	EMC Corp.	253,288	6,504
*	F5 Networks, Inc.	9,194	891
*	Facebook, Inc. - Class A	296,611	31,043
	Fidelity National Information Services, Inc.	36,244	2,196
*	First Solar, Inc.	9,888	653
*	Fiserv, Inc.	29,856	2,731
	FLIR Systems, Inc.	18,046	507
	Harris Corp.	16,253	1,412
	Hewlett Packard Enterprise Co.	234,919	3,571
	HP, Inc.	235,988	2,794
	Intel Corp.	616,486	21,238
	International Business Machines Corp.	116,596	16,046
	Intuit, Inc.	34,489	3,328
	Juniper Networks, Inc.	46,375	1,280
	KLA-Tencor Corp.	20,373	1,413
	Lam Research Corp.	20,692	1,643
	Linear Technology Corp.	31,242	1,327
	MasterCard, Inc. - Class A	129,360	12,595
	Microchip Technology, Inc.	26,536	1,235
*	Micron Technology, Inc.	141,841	2,008
	Microsoft Corp.	1,043,535	57,895

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	Motorola Solutions, Inc.	20,990	1,437
	NetApp, Inc.	38,192	1,013
	NVIDIA Corp.	66,770	2,201
	Oracle Corp.	418,249	15,279
	Paychex, Inc.	41,920	2,217
*	PayPal Holdings, Inc.	145,237	5,258
*	Qorvo, Inc.	18,465	940
	QUALCOMM, Inc.	196,363	9,815
*	Red Hat, Inc.	23,881	1,978
*	Salesforce.com, Inc.	81,540	6,393
	SanDisk Corp.	26,218	1,992
	Seagate Technology PLC	39,065	1,432
	Skyworks Solutions, Inc.	24,972	1,919
	Symantec Corp.	88,250	1,853
	TE Connectivity, Ltd.	50,467	3,261
*	Teradata Corp.	17,375	459
	Texas Instruments, Inc.	132,522	7,264
	Total System Services, Inc.	22,113	1,101
*	VeriSign, Inc.	12,819	1,120
	Visa, Inc. - Class A	254,282	19,720
	Western Digital Corp.	30,271	1,818
	Western Union Co.	66,009	1,182
	Xerox Corp.	124,323	1,322
	Xilinx, Inc.	33,571	1,577
*	Yahoo!, Inc.	113,500	3,775

	Total		483,858

	Materials (2.7%)
	Air Products and Chemicals, Inc.	25,329	3,296
	Airgas, Inc.	8,472	1,172
	Alcoa, Inc.	171,155	1,689
	Avery Dennison Corp.	11,901	746
	Ball Corp.	17,809	1,295
	CF Industries Holdings, Inc.	30,449	1,243
	The Dow Chemical Co.	146,906	7,563
	E.I. du Pont de Nemours and Co.	114,493	7,625
	Eastman Chemical Co.	19,414	1,311
	Ecolab, Inc.	34,721	3,971
	FMC Corp.	17,456	683
	Freeport-McMoRan, Inc.	151,003	1,022
	International Flavors & Fragrances, Inc.	10,484	1,254
	International Paper Co.	54,159	2,042
	LyondellBasell Industries NV - Class A	46,972	4,082
	Martin Marietta Materials, Inc.	8,641	1,180
	Monsanto Co.	57,460	5,661
	The Mosaic Co.	43,808	1,209

	Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Newmont Mining Corp.	69,123	1,244
	Nucor Corp.	41,754	1,683
*	Owens-Illinois, Inc.	21,012	366
	PPG Industries, Inc.	35,177	3,476
	Praxair, Inc.	37,212	3,810
	Sealed Air Corp.	25,791	1,150
	The Sherwin-Williams Co.	10,338	2,684
	Vulcan Materials Co.	17,417	1,654
	WestRock Co.	33,589	1,532

	Total		64,643

	Telecommunication Services (2.4%)
	AT&T, Inc.	803,693	27,655
	CenturyLink, Inc.	71,721	1,805
	Frontier Communications Corp.	152,616	713
*	Level 3 Communications, Inc.	37,699	2,049
	Verizon Communications, Inc.	531,555	24,568

	Total		56,790

	Utilities (2.9%)
	The AES Corp.	87,903	841
	AGL Resources, Inc.	15,708	1,002
	Ameren Corp.	31,698	1,370
	American Electric Power Co., Inc.	64,120	3,736
	CenterPoint Energy, Inc.	56,209	1,032
	CMS Energy Corp.	36,197	1,306
	Consolidated Edison, Inc.	38,302	2,462
	Dominion Resources, Inc.	77,774	5,261
	DTE Energy Co.	23,447	1,880
	Duke Energy Corp.	89,923	6,420
	Edison International	42,564	2,520
	Entergy Corp.	23,304	1,593
	Eversource Energy	41,438	2,116
	Exelon Corp.	120,131	3,336
	FirstEnergy Corp.	55,266	1,754
	NextEra Energy, Inc.	60,164	6,251
	NiSource, Inc.	41,631	812
	NRG Energy, Inc.	41,044	483
	Pepco Holdings, Inc.	33,132	862
	PG&E Corp.	64,072	3,408
	Pinnacle West Capital Corp.	14,481	934
	PPL Corp.	87,763	2,995
	Public Service Enterprise Group, Inc.	66,098	2,557
	SCANA Corp.	18,670	1,129

The Accompanying Notes are an Integral Part of the Financial Statements.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (97.9%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Sempra Energy	30,805	2,896
The Southern Co.	118,743	5,556
TECO Energy, Inc.	30,730	819
WEC Energy Group, Inc.	41,241	2,116
Xcel Energy, Inc.	66,299	2,381

Total		69,828

Total Common Stocks
(Cost: $1,304,457)		2,336,962

	Short-Term Investments (1.5%)	Shares/ $ Par	Value $ (000’s)

	Federal Government & Agencies (1.5%)
(b)	Federal Home Loan Bank, 0.130%, 2/8/16	4,000,000	3,999
(b)	Federal Home Loan Bank, 0.230%, 2/19/16	10,000,000	9,997
(b)	Federal Home Loan Bank, 0.260%, 2/24/16	5,000,000	4,998
(b)	Federal Home Loan Bank, 0.290%, 2/26/16	4,000,000	3,998
(b)	Federal Home Loan Bank, 0.330%, 4/27/16	5,000,000	4,995
(b)	Federal Home Loan Bank, 0.350%, 2/9/16	2,200,000	2,199

	Short-Term Investments (1.5%)	Shares/ $ Par	Value $ (000’s)

	Federal Government & Agencies continued
(b)	Federal Home Loan Bank, 0.420%, 2/29/16	3,000,000	2,999
(b)	Federal Home Loan Bank, 0.460%, 3/30/16	2,000,000	1,999

	Total		35,184

	Total Short-Term Investments
	(Cost: $35,181)		35,184

	Total Investments (99.4%)
	(Cost: $1,339,638)(a)		2,372,146

	Other Assets, Less
	Liabilities (0.6%)		14,107

	Net Assets (100.0%)		2,386,253

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $1,348,640 and the net unrealized appreciation of investments based on that cost was $1,023,506 which is comprised of $1,105,715 aggregate gross unrealized appreciation and $82,209 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2015, $46,696)	453	3/16	$(595)

(p)	Restricted Rights (excluding 144A issues) on December 31, 2015.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Property Development Centers LLC	2/2/15	$1	$1	0.00%
Casa Ley SA de CV	2/2/15	30	30	0.00%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks
Consumer Staples	$233,842	$-	$31
All Others	2,103,089	-	-
Short-Term Investments	-	35,184	-
Total Assets	$2,336,931	$35,184	$31
Liabilities:
Other Financial Instruments^
Futures	(595)	-	-
Total Liabilities	$(595)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term of capital growth. Income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$174 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

Market Overview

The broad U.S. stock market recorded a small gain for the year, but value indices declined. During the summer, the market was roiled by concerns about slowing growth in China and other emerging markets. Oil and commodity prices dropped on worries about weak global growth, falling demand and oversupply. Meanwhile, U.S. economic growth continued slowly. In December, the U.S. Federal Reserve (the “Fed”) raised short-term interest rates, a move that had been anticipated by the market for most of 2015.

The large decline in the price of oil drove energy stocks down. Growth indices outperformed value indices across the market capitalization spectrum, as value indices have higher exposure to the Energy sector. The Russell® 1000 Value Index declined during the year, with seven of its ten sectors generating negative returns. The Energy sector suffered the largest decline. Only the benchmark’s Health Care, Telecommunication Services and Industrials sectors produced positive returns.

Portfolio Results

The Portfolio returned (3.85%) for the twelve months ended December 31, 2015. By comparison, its benchmark, the Russell 1000® Value Index (the “Index”), returned (3.83%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2015 was (4.08%).

Security selection in the Energy sector was the largest positive contributor to relative returns. Lack of exposure to Kinder Morgan was especially helpful as the energy stock underperformed on deteriorating results. Additionally, the company has high debt levels and cut its dividend by 75%.

In the Consumer Staples sector, strong selection in the food and staples retailing industry helped relative returns. Overweight positions in CVS Health Corp. and Sysco Corp. and a portfolio-only position in Kroger all contributed positively to performance. The Portfolio did not hold a position in Wal-Mart, which also helped relative returns. Wal-Mart’s stock price declined significantly after the company predicted a drop in next year’s annual profit.

Security selection in the Information Technology sector detracted the most from relative returns. Western Digital Corp. underperformed along with several other PC-related names early in the year when earnings expectations declined amid soft PC sales, weak data from Taiwan, foreign currency headwinds and reduced industry forecasts. Later in the period, several factors negatively impacted the company’s stock price. First, the company’s announced acquisition of SanDisk received mixed reviews for both price and strategy. Second, quarterly results and guidance were below expectations with weaker-than-expected margins. Estimates for industry hard drive sales also declined, and the company suspended its stock buyback program due to the pending acquisition.

The Portfolio’s overweight position in Applied Materials, Inc. also dampened relative performance. The semiconductor equipment segment underperformed in general due to concerns about reduced equipment demand as customer capital expenditures were lower than anticipated for 2015. Additionally, an underweight position in Microsoft over the period weighed on relative returns. On the bright side, an overweight position in Electronic Arts, Inc., an interactive entertainment software company, contributed positively to performance. The company’s revenues and margins exceeded estimates, games sold well and its revenue mix shifted toward higher-margin digital sales.

Security selection and an overweight to the Consumer Discretionary sector detracted from relative performance. An overweight position in Macy’s hurt relative performance as the department store retailer reported disappointing third-quarter results and provided a mediocre outlook for the holiday shopping season. Additionally, an overweight position in Whirlpool Corp. detracted from performance.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

20	Large Company Value Portfolio

Large Company Value Portfolio

We continue to be bottom-up investment managers, using our valuation model and fundamental analysis to identify stocks that we believe are undervalued and temporarily out of favor. As of December 31, 2015, the Portfolio’s greatest overweight was in the Consumer Discretionary sector. The Portfolio is also moderately overweight the Health Care sector. The Portfolio is underweight in Utilities and Real Estate Investment Trusts (REITs), which we believe are both susceptible to rising rates and generally overvalued. The Portfolio has no holdings in the Telecommunication Services sector, as we continue to be concerned about competitive dynamics. Additionally, the Portfolio is underweight in the Consumer Staples sector, because we believe valuations are generally high.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Large Company Value Portfolio	-3.85%	11.02%	3.37%
Russell 1000® Value Index	-3.83%	11.27%	4.09%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-4.08%	10.07%	-

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
JPMorgan Chase & Co.	3.7%
Wells Fargo & Co.	3.6%
Cisco Systems, Inc.	2.7%
Chevron Corp.	2.6%
Bank of America Corp.	2.5%
Oracle Corp.	2.4%
Total SA, ADR	2.3%
Honeywell International, Inc.	2.2%
Pfizer, Inc.	2.2%
Ingersoll-Rand PLC	2.2%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio	21

Large Company Value Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (97.1%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (9.7%)
*	AMC Networks, Inc. - Class A	20,110	1,502
	BorgWarner, Inc.	31,700	1,370
	Delphi Automotive PLC	33,630	2,883
	Ford Motor Co.	93,750	1,321
	Harley-Davidson, Inc.	23,290	1,057
	Lowe’s Cos., Inc.	32,650	2,483
	Marriott International, Inc. - Class A	24,190	1,622
	Time Warner, Inc.	37,300	2,412
	Whirlpool Corp.	15,220	2,235

	Total		16,885

	Consumer Staples (4.9%)
	Altria Group, Inc.	15,810	920
	CVS Health Corp.	28,340	2,771
	The Hershey Co.	12,220	1,091
	Philip Morris International, Inc.	28,950	2,545
	Sysco Corp.	31,170	1,278

	Total		8,605

	Energy (11.8%)
	Apache Corp.	40,830	1,816
	Chevron Corp.	50,160	4,512
	Exxon Mobil Corp.	33,240	2,591
	Halliburton Co.	61,200	2,083
*	Oasis Petroleum, Inc.	69,550	513
	Occidental Petroleum Corp.	34,530	2,335
	Total SA, ADR	89,440	4,020
	Valero Energy Corp.	39,420	2,787

	Total		20,657

	Financials (29.2%)
	ACE, Ltd.	22,370	2,614
	American International Group, Inc.	38,850	2,408
	Ameriprise Financial, Inc.	22,790	2,425
	Bank of America Corp.	256,120	4,311
*	Berkshire Hathaway, Inc. - Class B	13,700	1,809
	BlackRock, Inc.	4,010	1,365
	Brixmor Property Group, Inc.	56,270	1,453
	Capital One Financial Corp.	30,060	2,170
	Discover Financial Services	42,370	2,272
	The Goldman Sachs Group, Inc.	12,450	2,244
	Invesco, Ltd.	98,810	3,308
	JPMorgan Chase & Co.	98,280	6,489
	KeyCorp	66,620	879
	MetLife, Inc.	45,180	2,178
	PNC Financial Services Group, Inc.	26,820	2,556
	Principal Financial Group, Inc.	14,220	640
	Prudential Financial, Inc.	22,360	1,820
	US Bancorp	87,070	3,715
	Wells Fargo & Co.	114,110	6,203

	Total		50,859

	Common Stocks (97.1%)	Shares/ $ Par	Value $ (000’s)

	Health Care (15.6%)
*	Allergan PLC	11,590	3,622
	Amgen, Inc.	7,660	1,243
	Anthem, Inc.	13,350	1,862
*	HCA Holdings, Inc.	31,750	2,147
	Johnson & Johnson	25,610	2,631
*	Laboratory Corp. of America Holdings	13,260	1,639
	McKesson Corp.	6,170	1,217
	Medtronic PLC	48,650	3,742
	Merck & Co., Inc.	31,140	1,645
	Pfizer, Inc.	119,020	3,842
	Teva Pharmaceutical Industries, Ltd., ADR	14,410	946
	Zimmer Biomet Holdings, Inc.	26,000	2,667

	Total		27,203

	Industrials (9.6%)
	Honeywell International, Inc.	37,180	3,851
	Huntington Ingalls Industries, Inc.	16,100	2,042
	Ingersoll-Rand PLC	68,280	3,775
	Raytheon Co.	8,160	1,016
	Stanley Black & Decker, Inc.	18,890	2,016
	Union Pacific Corp.	7,890	617
	United Technologies Corp.	35,710	3,431

	Total		16,748

	Information Technology (11.8%)
	Applied Materials, Inc.	146,970	2,744
	Cisco Systems, Inc.	174,960	4,751
*	Electronic Arts, Inc.	36,100	2,481
	Microchip Technology, Inc.	39,640	1,845
*	NXP Semiconductors NV	12,490	1,052
*	ON Semiconductor Corp.	90,510	887
	Oracle Corp.	113,630	4,151
*	VeriFone Systems, Inc.	35,240	988
	Western Digital Corp.	29,530	1,773

	Total		20,672

	Materials (2.4%)
	The Dow Chemical Co.	34,100	1,756
	LyondellBasell Industries NV - Class A	13,580	1,180
	WestRock Co.	26,080	1,190

	Total		4,126

	Utilities (2.1%)
	PPL Corp.	38,370	1,310
	Westar Energy, Inc.	29,290	1,242
	Xcel Energy, Inc.	30,730	1,103

	Total		3,655

	Total Common Stocks
	(Cost: $165,739)		169,410

The Accompanying Notes are an Integral Part of the Financial Statements.

22	Large Company Value Portfolio

Large Company Value Portfolio

Foreign Common Stocks (1.7%)	Country	Shares/ $ Par	Value $ (000’s)

Energy (1.7%)
Imperial Oil, Ltd.	Canada	88,250	2,875

Total			2,875

Total Foreign Common Stocks
(Cost: $3,889)			2,875

Total Investments (98.8%)
(Cost: $169,628)(a)			172,285

Other Assets, Less
Liabilities (1.2%)			2,144

Net Assets (100.0%)			174,429

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $171,238 and the net unrealized appreciation of investments based on that cost was $1,047 which is comprised of $13,000 aggregate gross unrealized appreciation and $11,953 aggregate gross unrealized depreciation

(h)	Forward foreign currency contracts outstanding on December 31, 2015.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000’s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	HSBC Bank USA NA	CAD	82	59	1/16	$-	$- (m)	$- (m)
Sell	HSBC Bank USA NA	CAD	2,888	2,088	1/16	-	(14)	(14)
Buy	HSBC Bank USA NA	EUR	114	124	1/16	-	(1)	(1)
Sell	HSBC Bank USA NA	EUR	2,887	3,140	1/16	26	-	26

						$26	$(15)	$11

CAD — Canadian Dollar

EUR — Euro

(m)	Amount is less than one thousand

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$169,410	$-	$-
Foreign Common Stocks	2,875	-	-
Other Financial Instruments^
Forward Currency Contracts	-	26	-
Total Assets:	$172,285	$26	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(15)	-
Total Liabilities:	$-	$(15)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	23

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. issuers that are selling at attractive prices relative to their intrinsic value.	$610 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large-capitalization companies that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers.

Market Overview

It was a challenging year for U.S. equities. The broad market S&P 500® Index posted a modest total return of 1.38%. While the index, which is capitalization weighted, was up for the year, the S&P 500® Equal Weighted Index fell (2.20%). That meant a handful of the largest capitalization stocks in the S&P 500® recorded outsized gains. In fact, six of the twelve largest stocks in the index had total returns greater than 20%.

In December, the Federal Reserve raised short-term interest rates 0.25% and emphasized that it expects to take a gradual approach to future rate increases. Energy prices reached their lows for 2015 toward the end of the year. Brent crude oil closed the year at $37/barrel, down from $57 at the end of 2014, a decline of (35%). It was a record-setting year for mergers and acquisitions. According to mergers and acquisitions tracker Dealogic, global volume for mergers and acquisitions reached $4.9 trillion in 2015, surpassing 2007’s record mark of $4.6 trillion.

Portfolio Results

The Portfolio returned (0.09%) for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (3.83%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2015 was (4.08%).

Investments in Consumer Staples and Industrials contributed the most to relative returns. The Portfolio’s four Consumer Staples stocks rose, while Consumer Staples stocks in the Index declined. The Kraft Heinz Co. fared best. The company was formed mid-year when H.J. Heinz Co. merged with Kraft Foods Group, an existing Portfolio holding. The merger was the main catalyst for the large share price increase.

In Industrials, the Portfolio’s three holdings posted strong gains, while Industrials stocks in the Index posted a flat return. Shares of Northrop Grumman Corporation delivered strong results. Despite cutbacks in U.S. military spending, the company produced strong financial results spending and further benefited from winning a significant contract to build the U.S. Air Force’s next-generation Long Range Strike Bomber.

Investments in Financials caused the largest drag on relative performance due to stock selection and an underweight allocation. As a group, the Portfolio’s four holdings declined slightly more than the Financials sector of the Index. Shares of property and casualty insurer The Allstate Corporation led the sector lower. The company reported weaker-than-expected earnings due to an increase in auto claims, which drove shares lower on the announcement.

In Energy, the Portfolio’s five stocks dropped sharply, approximately matching the return of the Index’s Energy sector. Marathon Oil Corporation fared worst among all of the Portfolio’s holdings, declining approximately 50%. The company has the highest oil price sensitivity and highest percentage of North American exposure of the Portfolio’s Energy stocks. Marathon remained under pressure because of its smaller size and execution challenges in some of its operations. The investment team continues to watch the company closely for signs of lasting financial stress.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

Looking ahead five years, we are cautiously optimistic about U.S. equities. We think annualized total returns during this period will be below average, likely in the mid-single-digit range. This is because the stock market appears fully valued to us. Historically, elevated starting valuations have resulted in lower long-term total returns. As of December 31, 2015, the price/earnings ratio for the S&P 500® Index based on twelve-month trailing reported earnings was 21.5, well above the long-run average of 15.6, according to Ned Davis Research.

In the current environment, it’s been difficult for us to identify undervalued purchase candidates with attractive quality metrics. We’ve begun researching a few opportunities in the Consumer Discretionary sector and are considering some longer-

24	Domestic Equity Portfolio

Domestic Equity Portfolio

range ideas in the Consumer Staples, Financials, and Industrials sectors. Overall, we expect to maintain a defensive tilt in the Portfolio, with overweights in Consumer Staples, Health Care, and Telecommunication Services, and underweights in some of the more cyclical sectors of the market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	-0.09%	11.96%	5.78%
Russell 1000® Value Index	-3.83%	11.27%	6.16%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-4.08%	10.07%	5.54%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Baxalta, Inc.	3.3%
AT&T, Inc.	3.2%
Raytheon Co.	3.2%
Waste Management, Inc.	3.2%
Quest Diagnostics, Inc.	3.2%
Northrop Grumman Corp.	3.2%
Mondelez International, Inc.	3.2%
Intel Corp.	3.2%
Johnson & Johnson	3.2%
Marsh & McLennan Cos., Inc.	3.2%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio	25

Domestic Equity Portfolio

Schedule of Investments

December 31, 2015

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (5.8%)
Johnson Controls, Inc.	413,100	16,314
Lowe’s Cos., Inc.	251,700	19,139

Total		35,453

Consumer Staples (11.8%)
Archer-Daniels-Midland Co.	456,500	16,744
CVS Health Corp.	183,600	17,951
The Kraft Heinz Co.	248,866	18,107
Mondelez International, Inc.	435,700	19,537

Total		72,339

Energy (12.5%)
Chevron Corp.	202,146	18,185
ConocoPhillips	363,200	16,958
Halliburton Co.	479,400	16,319
Marathon Oil Corp.	558,100	7,027
Occidental Petroleum Corp.	263,500	17,815

Total		76,304

Financials (12.2%)
The Allstate Corp.	296,500	18,410
The Bank of New York Mellon Corp.	443,300	18,273
BB&T Corp.	495,700	18,742
Marsh & McLennan Cos., Inc.	348,100	19,302

Total		74,727

	Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

	Health Care (22.0%)
	Baxalta, Inc.	515,000	20,101
	Cardinal Health, Inc.	209,600	18,711
*	Express Scripts Holding Co.	210,184	18,372
	Johnson & Johnson	189,400	19,455
	Merck & Co., Inc.	361,500	19,094
	Pfizer, Inc.	581,300	18,764
	Quest Diagnostics, Inc.	275,100	19,571

	Total		134,068

	Industrials (9.7%)
	Northrop Grumman Corp.	103,600	19,561
	Raytheon Co.	158,000	19,676
	Waste Management, Inc.	368,600	19,672

	Total		58,909

	Information Technology (12.3%)
	CA, Inc.	654,287	18,686
	Cisco Systems, Inc.	689,200	18,715
	Intel Corp.	566,700	19,523
	Xerox Corp.	1,725,000	18,337

	Total		75,261

	Materials (2.9%)
	E.I. du Pont de Nemours & Co.	267,300	17,802

	Total		17,802

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (6.3%)
AT&T, Inc.	573,000	19,717
Verizon Communications, Inc.	402,700	18,613

Total		38,330

Utilities (3.1%)
Edison International	317,400	18,793

Total		18,793

Total Common Stocks		601,986

(Cost: $485,720)

Total Investments (98.6%)
(Cost: $485,720)(a)		601,986

Other Assets, Less
Liabilities (1.4%)		8,472

Net Assets (100.0%)		610,458

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $487,534 and the net unrealized appreciation of investments based on that cost was $114,452 which is comprised of $139,030 aggregate gross unrealized appreciation and $24,578 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$601,986	$-	$-
Total	$601,986	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

26	Domestic Equity Portfolio

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$733 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio generally seeks investments in large-capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500® Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporality out of favor, but have good prospects for capital appreciation and dividend growth.

Market Overview

U.S. stock indices were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth. While generally favorable corporate earnings (outside of the energy sector) were a boost, plummeting oil prices, increased merger activity, and aggressive stimulus measures by central banks in Europe and Asia were a headwind.

During the summer, large-cap U.S. indices experienced their first “correction” in the last four years, defined as a drop of at least 10% from their highs. And while emerging markets stocks remained weak in the final months of the year, equity markets in developed countries rebounded. As anticipated, the U.S. Federal Reserve raised its fed funds target rate during the last month of 2015.

Portfolio Results

The Portfolio returned (6.74%) for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (3.83%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Equity Income Funds peer group for 2015 was (3.87%).

The Health Care sector was the most notable detractor, owing to stock choices and a detrimental underweight. GlaxoSmithKline PLC hurt returns here. The company underperformed after a poor year of execution in getting its new respiratory treatments reimbursed by health insurance plans.

In the Consumer Discretionary sector, the Portfolio’s overweight position and stock selection both proved disadvantageous. Among the underperforming names were Macy’s, Inc. and Staples, Inc.. Macy’s struggled over the year from disappointing top-line growth driven by lower tourism at its highly profitable flagship stores and from slower growth in its core handbags and accessories businesses. Staples also struggled amid concerns of antitrust objections from the Federal Trade Commission regarding its proposed Office Depot acquisition.

On the positive side, our stock holdings and overweight position outperformed in Industrials and Business Services. A leading name here was Harris Corp., which surged due to healthy levels of international demand for its tactical radios.

Stock selection in Materials was another area of relative strength. Vulcan Materials Co. benefited from improving margins due to lower diesel fuel prices, robust volume growth, and management’s emphasis on expense management.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

The final months of 2015 exhibited high volatility as investors worried about the effects of rising interest rates, economic conditions abroad and weak commodity prices. These issues appear likely to remain in the forefront during much of 2016, and as a result we are maintaining our cautious outlook. While we expect to see reasonable economic and earnings growth going forward and valuations that are more in line with historical norms, there remain large overhangs in the global economy. Growth in China continues to slow, and many investors are worried about the government’s ability to navigate a soft landing. In the U.S., investors were comforted by the Federal Reserve’s decision to raise interest rates but remain worried about the economic effects of rising interest rates. Although the Federal Reserve began to raise short-term interest rates in December, monetary policy remains accommodative, and investors’ focus has shifted to the timing of further increases and the effects they will have on the economy.

Equity Income Portfolio	27

Equity Income Portfolio

We therefore expect more modest equity returns going forward as the impact of lower commodity prices and the strong U.S. dollar should continue to weigh on S&P 500® Index earnings. Following the summer correction, prices in many areas of the market are more reasonable, presenting us with select opportunities to purchase quality companies that were indiscriminately sold, including high-quality health care companies, financials companies, and utilities companies. We will continue to maintain our focus on investing in attractively valued companies with strong brands that are well managed and possess strong competitive and financial positions. Given some of the economic uncertainties, however, we continue to prefer to err on the side of caution.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Equity Income Portfolio	-6.74%	8.62%	5.55%
Russell 1000® Value Index	-3.83%	11.27%	6.16%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	-3.87%	9.62%	5.80%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

A portion of the Portfolio’s assets may be invested in lower quality debt securities, which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
General Electric Co.	3.5%
JPMorgan Chase & Co.	3.4%
Exxon Mobil Corp.	2.3%
Microsoft Corp.	2.3%
Johnson & Johnson	2.1%
Pfizer, Inc.	2.1%
The Boeing Co.	2.0%
Bank of America Corp.	1.8%
MetLife, Inc.	1.6%
Verizon Communications, Inc.	1.6%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

28	Equity Income Portfolio

Equity Income Portfolio

Schedule of Investments

December 31, 2015

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (9.9%)
Carnival Corp.	124,700	6,794
Comcast Corp. - Class A	101,300	5,716
Ford Motor Co.	82,900	1,168
General Motors Co.	157,033	5,341
Genuine Parts Co.	4,000	343
Johnson Controls, Inc.	142,900	5,643
Kohl’s Corp.	149,900	7,140
Las Vegas Sands Corp.	126,100	5,528
Macy’s, Inc.	112,700	3,942
Mattel, Inc.	362,300	9,844
News Corp. - Class A	272,400	3,639
Staples, Inc.	192,100	1,819
Time Warner, Inc.	22,400	1,449
Twenty-First Century Fox, Inc.	185,000	5,025
Twenty-First Century Fox, Inc. - Class B	130,000	3,540
Viacom, Inc. - Class B	28,200	1,161
The Walt Disney Co.	45,000	4,728

Total		72,820

Consumer Staples (3.7%)
Archer-Daniels-Midland Co.	209,400	7,681
Avon Products, Inc.	335,700	1,359
Kellogg Co.	56,700	4,098
McCormick & Co., Inc.	16,700	1,429
PepsiCo, Inc.	74,300	7,424
Wal-Mart Stores, Inc.	90,000	5,517

Total		27,508

Energy (10.7%)
Anadarko Petroleum Corp.	66,800	3,245
Apache Corp.	242,800	10,797
Canadian Natural Resources, Ltd.	249,800	5,453
Chevron Corp.	112,600	10,130
Columbia Pipeline Group, Inc.	258,700	5,174
Exxon Mobil Corp.	219,300	17,094
Hess Corp.	163,600	7,931
Occidental Petroleum Corp.	84,500	5,713
Royal Dutch Shell PLC - Class A, ADR	217,900	9,978
Total SA, ADR	60,400	2,715

Total		78,230

Financials (24.3%)
American Express Co.	130,400	9,069
Ameriprise Financial, Inc.	56,800	6,045
Bank of America Corp.	765,923	12,890
The Bank of New York Mellon Corp.	156,300	6,443
The Chubb Corp.	39,400	5,226
Citigroup, Inc.	162,000	8,384
Digital Realty Trust, Inc.	53,000	4,008
Fifth Third Bancorp	206,600	4,153
JPMorgan Chase & Co.	373,788	24,681

	Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Loews Corp.	234,500	9,005
	The Macerich Co.	12,100	976
	Marsh & McLennan Cos., Inc.	178,200	9,881
	MetLife, Inc.	246,100	11,864
	Morgan Stanley	320,700	10,201
	Northern Trust Corp.	139,700	10,071
	Och-Ziff Capital Management Group - Class A	201,000	1,252
	PNC Financial Services Group, Inc.	63,000	6,005
	Rayonier, Inc.	154,900	3,439
	State Street Corp.	113,000	7,499
	Sun Life Financial, Inc.	105,900	3,304
	U.S. Bancorp	88,500	3,776
	Wells Fargo & Co.	172,500	9,377
	Weyerhaeuser Co.	208,535	6,252
	Willis Group Holdings PLC	36,600	1,778
	XL Group PLC	55,700	2,182

	Total		177,761

	Health Care (8.7%)
	Anthem, Inc.	55,149	7,690
	Becton, Dickinson and Co.	11,200	1,726
	Bristol-Myers Squibb Co.	147,800	10,167
	Gilead Sciences, Inc.	40,600	4,108
	Johnson & Johnson	151,300	15,542
	Merck & Co., Inc.	181,300	9,576
	Pfizer, Inc.	466,226	15,050

	Total		63,859

	Industrials (12.7%)
	The Boeing Co.	101,600	14,690
	Canadian Pacific Railway, Ltd.	14,400	1,837
	Cummins, Inc.	25,300	2,227
	Deere & Co.	86,100	6,567
	Eaton Corp. PLC	4,070	212
	Emerson Electric Co.	172,900	8,270
	General Electric Co.	812,800	25,319
	Illinois Tool Works, Inc.	90,500	8,387
	Pentair PLC	118,800	5,884
	Southwest Airlines Co.	41,800	1,800
	Tyco International PLC	154,800	4,937
	Union Pacific Corp.	46,300	3,621
	United Parcel Service, Inc. - Class B	79,400	7,641
	United Technologies Corp.	16,400	1,575

	Total		92,967

	Information Technology (11.2%)
	Analog Devices, Inc.	98,900	5,471
	Applied Materials, Inc.	497,400	9,287
	CA, Inc.	108,400	3,096
	Cisco Systems, Inc.	310,000	8,418
(p),*	Dell Appraisal Rights Action	347,300	4,775
	EMC Corp.	215,600	5,537
	Harris Corp.	104,500	9,081

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	29

Equity Income Portfolio

Common Stocks (95.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
International Business Machines Corp.	5,600	771
Microsoft Corp.	298,800	16,577
QUALCOMM, Inc.	169,500	8,473
TE Connectivity, Ltd.	24,500	1,583
Texas Instruments, Inc.	133,700	7,328
Western Digital Corp.	27,900	1,675

Total		82,072

Materials (4.5%)
E.I. du Pont de Nemours and Co.	153,000	10,190
International Paper Co.	211,500	7,974
Nucor Corp.	171,000	6,891
Vulcan Materials Co.	70,700	6,714
WestRock Co.	23,894	1,090

Total		32,859

Telecommunication Services (2.3%)
AT&T, Inc.	62,235	2,141
CenturyLink, Inc.	136,590	3,437
Verizon Communications, Inc.	248,808	11,500

Total		17,078

Utilities (7.6%)
The AES Corp.	616,100	5,896
Duke Energy Corp.	54,900	3,919
Edison International	86,800	5,139
Entergy Corp.	125,800	8,600
Exelon Corp.	64,600	1,794
FirstEnergy Corp.	271,100	8,602
NiSource, Inc.	361,800	7,059
PG&E Corp.	128,800	6,851

	Common Stocks (95.6%)		Shares/ $ Par	Value $ (000’s)

	Utilities continued
	Xcel Energy, Inc.		215,100	7,724

	Total			55,584

	Total Common Stocks
	(Cost: $654,227)			700,738

	Foreign Common Stocks (2.1%)	Country

	Financials (0.7%)
*	Royal Bank of Scotland Group PLC	United Kingdom	1,101,579	4,905

	Total			4,905

	Health Care (0.7%)
	GlaxoSmithKline PLC	United Kingdom	253,653	5,134

	Total			5,134

	Telecommunication Services (0.7%)
	Telefonica SA	Spain	304,891	3,391
	Vodafone Group PLC	United Kingdom	576,626	1,879

	Total			5,270

	Total Foreign Common Stocks
	(Cost: $19,016)			15,309

	Corporate Bonds (0.1%)

	Pharmaceuticals (0.1%)
	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 144A		309,000	276

	Total Corporate Bonds
	(Cost: $263)			276

	Total Investments (97.8%)
	(Cost: $673,506)(a)			716,323

	Other Assets, Less
	Liabilities (2.2%)			16,458

	Net Assets (100.0%)			732,781

The Accompanying Notes are an Integral Part of the Financial Statements.

30	Equity Income Portfolio

Equity Income Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the value of these securities (in thousands) was $276 representing 0.1% of the net assets.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $675,530 and the net unrealized appreciation of investments based on that cost was $40,793 which is comprised of $91,700 aggregate gross unrealized appreciation and $50,907 aggregate gross unrealized depreciation.

(p)	Restricted securities (excluding 144A issues) on December 31, 2015.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Dell Appraisal Rights Action	10/24/13	$4,130	$4,775	0.65%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks
Information Technology	$77,297	$-	$4,775
All Others	618,666	-	-
Foreign Common Stocks	15,309	-	-
Corporate Bonds	-	276	-
Total Assets:	$711,272	$276	$4,775

For the period ended December 31, 2015, there were transfers from Level 2 to Level 1 in the amount of $10,404 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2015.

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	31

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies that are expected to experience solid growth in earnings.	$1.0 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged William Blair Investment Management, LLC (“William Blair”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap domestic growth companies that are expected to experience solid growth in earnings. In choosing investments, the Portfolio evaluates the extent to which a company meets one or more of the following criteria, relative to the valuation of the security: (a) the company should have or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors, (c) the prices of the company’s products or services should be based to some degree upon their value to the customer, rather than their production cost, (d) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or grow through market share gains in its industry and (e) the company should have a strong management team.

Market Overview

The market, as measured by the Russell Midcap Growth Index®, declined slightly in 2015. Strength in the first half of the year was supported by strong consumer confidence, improving labor market health, solid housing data and strong merger and acquisition activity. However, market volatility spiked late in August and September, driven by concerns of slowing growth in China and potential spillover effects for global economic growth. The market rebounded strongly in October as investor fears were eased by better data out of China and continued solid U.S. economic data, particularly with respect to the consumer segment of the economy. However, challenges in the manufacturing segment, weak international growth and the Fed’s first interest rate hike in almost ten years caused investors to question the durability of U.S. economic growth, which pressure markets in the final months of the year.

Portfolio Results

The Portfolio returned 0.71% for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned (0.20%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Growth Funds peer group for 2015 was (0.30%).

For the year, the Portfolio outperformed both the Russell Midcap Growth Index® and the Lipper® Mid-Cap Growth category average return. Outperformance was driven by stock selection and a modest style benefit. From a style perspective, increasing investor concerns about the sustainability of economic growth contributed to solid performance for consistent growth-oriented stocks, and underperformance from the lowest valuation stocks in the benchmark. As such, the overweight to higher valuation stocks, an exposure driven by the Portfolio’s typical bias toward less cyclical and more sustainable growers, was a modest tailwind during the period.

From a stock selection standpoint, the Information Technology and Industrials sectors were sources of strong performance. Within Information Technology, Vantiv, Inc. – Class A and Genpact, Limited were top contributors. Within Industrials, Equifax, Inc. and the Portfolio’s typical bias toward business services drove strong results. Other notable contributors included Airgas (Materials) and BioMarin Pharmaceutical, Inc. (Health Care). Strength in Airgas, a leader in the industrial gas industry, was concentrated in the fourth quarter, as the company agreed to be acquired for a significant premium. Shares of orphan drug developer BioMarin Pharmaceutical, Inc. advanced through much of the year on broad-based business momentum across its commercialized drugs.

At the other end of the spectrum, Polaris Industries, Inc. (Consumer Discretionary), Affiliated Managers Group, Inc. (Financials), Old Dominion Freight Line, Inc. (Industrials) and Michael Kors Holdings (Consumer Discretionary) were among our top detractors. Polaris Industries, Inc. designs, engineers and manufactures off-road vehicles, snowmobiles, motorcycles and small vehicles. Its underperformance in 2015 was the result of a challenging economic environment, including increasing competition and weaker demand in regions heavily impacted by the collapse of U.S. energy and agricultural markets. Consumer Staples was also an area of weakness, in part due to our position in Keurig Green Mountain. Keurig Green Mountain underperformed on disappointing business results for its hot platform and shifting industry dynamics that could result in lower demand for the company’s K-cups, as well as investor skepticism of the company’s launch strategy for the Keurig Kold platform.

Portfolio Manager Outlook

The following forward looking comments are the opinion of William Blair, the Portfolio’s sub-adviser.

32	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

We expect the increased volatility we observed in the second half of 2015 to continue into 2016, supported by the Fed’s data-dependent policy stance, China’s uncertain economic trajectory, the U.S. presidential election and a more challenging backdrop for corporate earnings growth. Nearly seven years into an economic recovery, profit margins are near peak levels, so we believe fundamentally driven earnings growth will be harder for companies to generate going forward. That being said, the balance sheets of U.S. corporations generally remain healthy and the translation impact of foreign exchange headwinds appears to be largely behind them. Given our bias toward less cyclical companies with durable long-term growth opportunities that trade at attractive valuations relative to those characteristics, we believe our style of investing is likely to be rewarded in this type of market environment.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	0.71%	7.58%	5.94%
Russell MidCap® Growth Index	-0.20%	11.54%	8.16%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	-0.30%	9.93%	7.41%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Old Dominion Freight Line, Inc.	3.5%
Dollar General Corp.	3.5%
BorgWarner, Inc.	3.1%
Intercontinental Exchange, Inc.	3.1%
Red Hat, Inc.	2.9%
Affiliated Managers Group, Inc.	2.8%
MEDNAX, Inc.	2.8%
Rockwell Collins, Inc.	2.7%
Genpact, Ltd.	2.7%
Cerner Corp.	2.6%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio	33

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (24.8%)
	BorgWarner, Inc.	741,517	32,056
	Brunswick Corp.	403,406	20,376
*	Chipotle Mexican Grill, Inc.	16,927	8,123
	Dollar General Corp.	499,332	35,887
	Hanesbrands, Inc.	862,559	25,385
	L Brands, Inc.	143,929	13,791
	Newell Rubbermaid, Inc.	508,124	22,398
*	O’Reilly Automotive, Inc.	69,714	17,667
	Polaris Industries, Inc.	234,138	20,124
	Ross Stores, Inc.	435,128	23,414
*	Sally Beauty Holdings, Inc.	383,134	10,686
	Six Flags Entertainment Corp.	274,681	15,091
	Williams-Sonoma, Inc.	164,200	9,591

	Total		254,589

	Consumer Staples (1.3%)
*	Monster Beverage Corp.	93,250	13,890

	Total		13,890

	Energy (0.8%)
*	Concho Resources, Inc.	86,155	8,000

	Total		8,000

	Financials (12.4%)
*	Affiliated Managers Group, Inc.	182,242	29,115
	Intercontinental Exchange, Inc.	123,341	31,608
	LPL Financial Holdings, Inc.	317,616	13,546
	Moody’s Corp.	265,559	26,646
*	Signature Bank	169,654	26,020

	Total		126,935

	Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

	Health Care (17.7%)
*	Align Technology, Inc.	274,681	18,088
*	BioMarin Pharmaceutical, Inc.	130,631	13,685
*	Centene Corp.	121,099	7,970
*	Cerner Corp.	448,004	26,956
*	IDEXX Laboratories, Inc.	226,799	16,538
*	Medivation, Inc.	275,573	13,321
*	MEDNAX, Inc.	405,433	29,053
*	Mettler-Toledo International, Inc.	56,963	19,318
	Perrigo Co. PLC	106,426	15,400
*	Sirona Dental Systems, Inc.	189,540	20,768

	Total		181,097

	Industrials (19.1%)
	AMETEK, Inc.	373,384	20,010
	Carlisle Cos., Inc.	203,730	18,069
	Equifax, Inc.	183,945	20,486
*	The Middleby Corp.	127,711	13,776
*	Old Dominion Freight Line, Inc.	608,150	35,923
	Rockwell Collins, Inc.	302,048	27,879
	Towers Watson & Co. - Class A	156,092	20,051
*	TransDigm Group, Inc.	67,606	15,445
*	Verisk Analytics, Inc.	312,184	24,001

	Total		195,640

	Information Technology (18.2%)
*	Akamai Technologies, Inc.	154,592	8,136
	Booz Allen Hamilton Holding Corp.	374,012	11,538
*	CoStar Group, Inc.	115,326	23,837
*	Genpact, Ltd.	1,111,576	27,767
*	Guidewire Software, Inc.	330,428	19,879

	Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	IPG Photonics Corp.	95,642	8,527
	MAXIMUS, Inc.	230,831	12,984
*	Pandora Media, Inc.	887,027	11,895
*	Red Hat, Inc.	356,781	29,545
*	Trimble Navigation, Ltd.	469,289	10,066
*	Vantiv, Inc. - Class A	473,019	22,431

	Total		186,605

	Materials (2.2%)
	Vulcan Materials Co.	240,219	22,814

	Total		22,814

	Telecommunication Services (2.3%)
*	SBA Communications Corp. - Class A	224,002	23,536

	Total		23,536

	Total Common Stocks
	(Cost: $977,495)		1,013,106

	Total Investments (98.8%)
	(Cost: $977,495)(a)		1,013,106

	Other Assets, Less
	Liabilities (1.2%)		12,045

	Net Assets (100.0%)		1,025,151

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $978,060 and the net unrealized appreciation of investments based on that cost was $35,046 which is comprised of $96,444 aggregate gross unrealized appreciation and $61,398 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$1,013,106	$-	$-
Total Assets:	$1,013,106	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

34	Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$634 million

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Market Overview

The year began with optimism, but equity markets experienced volatility during the second half of the year. A sharp drawdown in commodity prices, a selloff in Chinese equities, and the Federal Reserve’s policy shift toward higher short-term interest rates were themes that weighed on equities during the second half of the year. U.S. growth remained solid relative to the rest of the developing world, as steady employment gains and declining energy prices helped consumer spending. However, the U.S. economy also decelerated in the second half of the year, as corporate profits were flat, and manufacturing activity slowed due to a modest inventory overhang. In that environment, large cap stocks posted a modest gain, while small- and mid- sized companies declined. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 1.38%, (2.18%), and (1.97%), respectively.

Portfolio Results

The Index 400 Stock Portfolio had a total return of (2.38%) in the twelve months ended December 31, 2015. That was in line with the (2.18%) return of the Index. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The average return for the Portfolio’s peer group, Mid Cap Core Funds, was (3.38%), according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

The majority of the Portfolio’s sectors detracted from the Portfolio’s return, while the Energy sector was the most significant detractor to the Portfolio’s return. Energy stocks fell with oil and gas prices, as ample supply and weak demand continued to drive energy prices lower. Consumer-oriented sectors also declined, as mid-sized retailers performed poorly despite relatively steady consumer spending. The Materials sector, which has significant exposure to commodities, also fell sharply, as the decline in energy prices spread to other commodities, including industrial metals. The Industrials sector delivered a negative return, as the U.S. dollar’s strength led to slower manufacturing activity in the second half of the year. The Utilities sector also detracted from performance, as rising interest rates crimped demand for higher-yielding stocks.

At the other end of the spectrum, the Financials sector was the largest contributor to the Portfolio’s return, as the insurance and real estate investment trusts (REITs) industries posted solid performance. The Healthcare sector also performed relatively well due to the combination of its strong earnings growth, rapid pace of innovation, and robust merger and acquisition activity. The Information Technology sector helped performance on the margin, as strength in the software and IT services industries offset weakness in electronic equipment and hardware-based industries.

Index 400 Stock Portfolio	35

Index 400 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	-2.38%	10.41%	7.95%
S&P MidCap 400® Index	-2.18%	10.68%	8.18%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	-3.38%	9.76%	7.15%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as futures and, to a lesser extent, swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Jarden Corp.	0.8%
Extra Space Storage, Inc.	0.7%
Acuity Brands, Inc.	0.7%
Alaska Air Group, Inc.	0.7%
Federal Realty Investment Trust	0.7%
UDR, Inc.	0.7%
Hologic, Inc.	0.6%
Mettler-Toledo International, Inc.	0.6%
LKQ Corp.	0.6%
Foot Locker, Inc.	0.6%

Sector Allocation 12/31/15

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

36	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.5%)
	Aaron’s, Inc.	27,061	606
	Abercrombie & Fitch Co. - Class A	28,148	760
*	AMC Networks, Inc. - Class A	25,509	1,905
	American Eagle Outfitters, Inc.	75,001	1,162
*	Ascena Retail Group, Inc.	72,229	711
	Big Lots, Inc.	20,755	800
	Brinker International, Inc.	24,944	1,196
	Brunswick Corp.	38,134	1,926
*	Buffalo Wild Wings, Inc.	7,977	1,273
*	Cabela’s, Inc.	20,614	963
	Cable One, Inc.	1,864	808
	CalAtlantic Group, Inc.	31,933	1,211
	Carter’s, Inc.	21,776	1,939
	The Cheesecake Factory, Inc.	18,954	874
	Chico’s FAS, Inc.	58,387	623
	Cinemark Holdings, Inc.	44,186	1,477
	Cracker Barrel Old Country Store, Inc.	10,026	1,272
	CST Brands, Inc.	31,671	1,240
	Dana Holding Corp.	64,040	884
*	Deckers Outdoor Corp.	13,542	639
	DeVry Education Group, Inc.	23,928	606
	Dick’s Sporting Goods, Inc.	37,730	1,334
	Domino’s Pizza, Inc.	22,889	2,546
*	DreamWorks Animation SKG, Inc. - Class A	29,772	767
	Dunkin’ Brands Group, Inc.	38,802	1,653
	Foot Locker, Inc.	57,492	3,742
	Gentex Corp.	122,104	1,955
	Graham Holdings Co.	1,879	911
	Guess?, Inc.	26,666	503
	HSN, Inc.	13,407	679
	International Speedway Corp. - Class A	11,184	377
*	J.C. Penney Co., Inc.	127,957	852
	Jack in the Box, Inc.	14,992	1,150
*	Jarden Corp.	86,757	4,956
	John Wiley & Sons, Inc. - Class A	20,553	925
*	Kate Spade & Co.	53,484	950
	KB Home	38,174	471
*	Live Nation Entertainment, Inc.	61,022	1,499
*	LKQ Corp.	127,952	3,791
	MDC Holdings, Inc.	16,380	418
	Meredith Corp.	15,787	683
*	Murphy USA, Inc.	16,409	997
	The New York Times Co. - Class A	51,948	697
*	NVR, Inc.	1,541	2,532

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Office Depot, Inc.	206,848	1,167
*	Panera Bread Co. - Class A	9,968	1,942
	Polaris Industries, Inc.	25,537	2,195
	Rent-A-Center, Inc.	22,227	333
	Service Corp. International	82,306	2,142
*	Skechers U.S.A., Inc. - Class A	54,437	1,644
	Sotheby’s	24,912	642
*	Tempur Sealy International, Inc.	26,067	1,837
	Thor Industries, Inc.	19,125	1,074
	Time, Inc.	45,979	720
*	Toll Brothers, Inc.	67,916	2,262
*	TRI Pointe Group, Inc.	60,997	773
	Tupperware Brands Corp.	21,092	1,174
*	Vista Outdoor, Inc.	26,097	1,162
	The Wendy’s Co.	91,636	987
	Williams-Sonoma, Inc.	34,967	2,042

	Total		79,359

	Consumer Staples (3.5%)
	Avon Products, Inc.	182,365	739
*	The Boston Beer Co., Inc. - Class A	4,000	808
	Casey’s General Stores, Inc.	16,338	1,968
	Dean Foods Co.	38,264	656
	Edgewell Personal Care Co.	25,145	1,971
	Energizer Holdings, Inc.	26,135	890
	Flowers Foods, Inc.	78,199	1,680
*	The Hain Celestial Group, Inc.	43,125	1,742
	Ingredion, Inc.	29,966	2,872
	Lancaster Colony Corp.	8,138	940
*	Post Holdings, Inc.	26,002	1,604
*	SUPERVALU, Inc.	111,378	755
	Tootsie Roll Industries, Inc.	7,419	234
*	TreeHouse Foods, Inc.	18,050	1,416
*	United Natural Foods, Inc.	21,024	827
*	The WhiteWave Foods Co.	73,801	2,872

	Total		21,974

	Energy (2.9%)
	Atwood Oceanics, Inc.	24,372	249
	California Resources Corp.	131,581	307
	Denbury Resources, Inc.	147,083	297
*	Dril-Quip, Inc.	16,065	951
	Energen Corp.	33,004	1,353
*	Gulfport Energy Corp.	45,338	1,114
	HollyFrontier Corp.	76,609	3,056
	Nabors Industries, Ltd.	118,742	1,010

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Noble Corp. PLC	101,349	1,069
	Oceaneering International, Inc.	40,982	1,538
*	Oil States International, Inc.	21,279	580
	Patterson-UTI Energy, Inc.	61,645	930
	QEP Resources, Inc.	67,363	903
	Rowan Cos., PLC - Class A	52,278	886
	SM Energy Co.	28,471	560
	Superior Energy Services, Inc.	63,135	850
	Western Refining, Inc.	29,037	1,034
	World Fuel Services Corp.	29,646	1,140
*	WPX Energy, Inc.	98,003	563

	Total		18,390

	Financials (26.4%)
	Alexander & Baldwin, Inc.	19,243	679
	Alexandria Real Estate Equities, Inc.	30,366	2,744
*	Alleghany Corp.	6,523	3,117
	American Campus Communities, Inc.	47,048	1,945
	American Financial Group, Inc.	30,000	2,162
	Arthur J. Gallagher & Co.	74,008	3,030
	Aspen Insurance Holdings, Ltd.	25,459	1,230
	Associated Banc-Corp.	62,964	1,181
	BancorpSouth, Inc.	35,430	850
	Bank of Hawaii Corp.	18,133	1,141
	Bank of the Ozarks, Inc.	34,065	1,685
	BioMed Realty Trust, Inc.	84,613	2,004
	Brown & Brown, Inc.	49,005	1,573
	Camden Property Trust	36,381	2,793
	Care Capital Properties, Inc.	35,100	1,073
	Cathay General Bancorp	31,553	989
	CBOE Holdings, Inc.	34,536	2,241
	CNO Financial Group, Inc.	77,889	1,487
	Commerce Bancshares, Inc.	35,107	1,493
	Communications Sales & Leasing, Inc.	50,445	943
	Corporate Office Properties Trust	39,595	864
	Corrections Corp. of America	49,098	1,301
	Cullen/Frost Bankers, Inc.	22,970	1,378
	Douglas Emmett, Inc.	58,404	1,821
	Duke Realty Corp.	144,612	3,040
	East West Bancorp, Inc.	60,272	2,505
	Eaton Vance Corp.	49,218	1,596

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	37

Index 400 Stock Portfolio

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Endurance Specialty Holdings, Ltd.	25,672	1,643
	Equity One, Inc.	30,915	839
	Everest Re Group, Ltd.	18,045	3,304
	Extra Space Storage, Inc.	51,709	4,561
	FactSet Research Systems, Inc.	17,361	2,822
	Federal Realty Investment Trust	29,078	4,248
	Federated Investors, Inc. - Class B	39,679	1,137
	First American Financial Corp.	45,547	1,635
	First Horizon National Corp.	100,242	1,455
	First Niagara Financial Group, Inc.	148,600	1,612
	FirstMerit Corp.	69,428	1,295
	Fulton Financial Corp.	72,892	948
*	Genworth Financial, Inc. - Class A	208,360	777
	Hancock Holding Co.	32,418	816
	Hanover Insurance Group, Inc.	18,114	1,473
	Highwoods Properties, Inc.	39,927	1,741
	Hospitality Properties Trust	63,475	1,660
	International Bancshares Corp.	23,352	600
	Janus Capital Group, Inc.	61,130	861
	Jones Lang LaSalle, Inc.	18,865	3,016
	Kemper Corp.	20,180	752
	Kilroy Realty Corp.	38,601	2,443
	Lamar Advertising Co. - Class A	34,340	2,060
	LaSalle Hotel Properties	47,300	1,190
	Liberty Property Trust	61,893	1,922
	Mack-Cali Realty Corp.	37,407	873
	MarketAxess Holdings, Inc.	15,620	1,743
	Mercury General Corp.	15,249	710
	Mid-America Apartment Communities, Inc.	31,572	2,867
	MSCI, Inc.	38,705	2,792
	National Retail Properties, Inc.	57,031	2,284
	New York Community Bancorp, Inc.	203,116	3,315
	Old Republic International Corp.	101,840	1,897
	Omega Healthcare Investors, Inc.	68,941	2,412
	PacWest Bancorp	47,325	2,040
	Post Properties, Inc.	22,670	1,341
	Potlatch Corp.	17,038	515
	Primerica, Inc.	20,256	957
	Prosperity Bancshares, Inc.	27,572	1,320
	Raymond James Financial, Inc.	53,362	3,093
	Rayonier, Inc.	51,833	1,151

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Regency Centers Corp.	39,439	2,687
	Reinsurance Group of America, Inc.	27,539	2,356
	RenaissanceRe Holdings, Ltd.	18,366	2,079
	SEI Investments Co.	57,925	3,035
	Senior Housing Properties Trust	99,464	1,476
*	Signature Bank	21,074	3,232
*	SLM Corp.	178,473	1,164
	Sovran Self Storage, Inc.	15,149	1,626
	StanCorp Financial Group, Inc.	17,736	2,020
*	Stifel Financial Corp.	29,113	1,233
*	SVB Financial Group	21,568	2,564
	Synovus Financial Corp.	54,701	1,771
	Tanger Factory Outlet Centers, Inc.	39,683	1,298
	Taubman Centers, Inc.	25,229	1,936
	TCF Financial Corp.	71,007	1,003
	Trustmark Corp.	28,296	652
	UDR, Inc.	109,744	4,123
	Umpqua Holdings Corp.	92,237	1,467
	Urban Edge Properties	38,676	907
	Valley National Bancorp	93,571	922
	Waddell & Reed Financial, Inc. - Class A	34,761	996
	Washington Federal, Inc.	38,969	929
	Webster Financial Corp.	38,399	1,428
	Weingarten Realty Investors	47,760	1,651
	WisdomTree Investments, Inc.	48,104	754
	WP GLIMCHER, Inc.	77,614	823
	WR Berkley Corp.	41,310	2,262

	Total		167,379

	Health Care (9.6%)
*	Akorn, Inc.	33,551	1,252
*	Align Technology, Inc.	30,298	1,995
*	Allscripts Healthcare Solutions, Inc.	79,168	1,218
*	Amsurg Corp.	22,599	1,717
*	Bio-Rad Laboratories, Inc. - Class A	8,709	1,208
	Bio-Techne Corp.	15,577	1,402
*	Catalent, Inc.	41,203	1,031
*	Centene Corp.	49,928	3,286
*	Charles River Laboratories International, Inc.	19,528	1,570
*	Community Health Systems, Inc.	49,502	1,313
	The Cooper Cos., Inc.	20,362	2,733
*	Halyard Health, Inc.	19,524	652
*	Health Net, Inc.	32,374	2,216
	Hill-Rom Holdings, Inc.	23,747	1,141
*	Hologic, Inc.	103,089	3,988
*	IDEXX Laboratories, Inc.	38,100	2,778
*	LifePoint Health, Inc.	18,230	1,338
*	LivaNova PLC	17,796	1,057
*	MEDNAX, Inc.	39,389	2,823

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Mettler-Toledo International, Inc.	11,458	3,886
*	Molina Healthcare, Inc.	17,147	1,031
	Owens & Minor, Inc.	26,339	948
*	PAREXEL International Corp.	22,299	1,519
	ResMed, Inc.	58,492	3,140
*	Sirona Dental Systems, Inc.	23,412	2,565
	STERIS PLC	35,952	2,709
	Teleflex, Inc.	17,425	2,290
*	United Therapeutics Corp.	19,111	2,993
*	VCA, Inc.	33,776	1,858
*	WellCare Health Plans, Inc.	18,473	1,445
	West Pharmaceutical Services, Inc.	30,194	1,818

	Total		60,920

	Industrials (14.7%)
	A.O. Smith Corp.	31,368	2,403
	Acuity Brands, Inc.	18,338	4,287
*	AECOM	63,417	1,904
	AGCO Corp.	30,805	1,398
	Alaska Air Group, Inc.	52,829	4,253
	B/E Aerospace, Inc.	43,780	1,855
	Carlisle Cos., Inc.	27,227	2,415
	CEB, Inc.	13,860	851
	CLARCOR, Inc.	20,899	1,038
*	Clean Harbors, Inc.	21,950	914
*	Copart, Inc.	45,828	1,742
	Crane Co.	20,672	989
	Deluxe Corp.	20,616	1,124
	Donaldson Co., Inc.	51,671	1,481
*	Esterline Technologies Corp.	12,386	1,003
	Fortune Brands Home & Security, Inc.	66,888	3,712
*	FTI Consulting, Inc.	17,572	609
	GATX Corp.	17,759	756
*	Genesee & Wyoming, Inc. - Class A	23,830	1,280
	Graco, Inc.	23,419	1,688
	Granite Construction, Inc.	16,495	708
	Herman Miller, Inc.	25,076	720
	HNI Corp.	18,505	667
	Hubbell, Inc.	21,241	2,146
	Huntington Ingalls Industries, Inc.	19,676	2,496
	IDEX Corp.	32,050	2,455
	ITT Corp.	37,487	1,362
*	JetBlue Airways Corp.	131,962	2,989
	Joy Global, Inc.	40,827	515
	KBR, Inc.	60,424	1,022
	Kennametal, Inc.	33,344	640
*	Kirby Corp.	22,621	1,190
*	KLX, Inc.	22,106	681
	Landstar System, Inc.	18,088	1,061
	Lennox International, Inc.	16,795	2,098
	Lincoln Electric Holdings, Inc.	27,618	1,433

The Accompanying Notes are an Integral Part of the Financial Statements.

38	Index 400 Stock Portfolio

Index 400 Stock Portfolio

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	ManpowerGroup, Inc.	30,834	2,599
	MSA Safety, Inc.	13,295	578
	MSC Industrial Direct Co., Inc. - Class A	20,258	1,140
	Nordson Corp.	23,726	1,522
*	NOW, Inc.	44,902	710
*	Old Dominion Freight Line, Inc.	29,051	1,716
	Orbital ATK, Inc.	24,640	2,201
	Oshkosh Corp.	31,334	1,223
	Regal Beloit Corp.	18,706	1,095
	Rollins, Inc.	39,369	1,020
	RR Donnelley & Sons Co.	87,413	1,287
*	Teledyne Technologies, Inc.	14,845	1,317
	Terex Corp.	45,445	840
	The Timken Co.	30,243	865
	The Toro Co.	22,957	1,678
	Towers Watson & Co. - Class A	29,085	3,736
	Trinity Industries, Inc.	64,023	1,538
	Triumph Group, Inc.	20,656	821
	Valmont Industries, Inc.	9,650	1,023
	Wabtec Corp.	40,409	2,874
	Waste Connections, Inc.	51,254	2,887
	Watsco, Inc.	10,769	1,261
	Werner Enterprises, Inc.	18,670	437
	Woodward, Inc.	23,828	1,183

	Total		93,436

	Information Technology (16.3%)
*	3D Systems Corp.	44,596	388
*	ACI Worldwide, Inc.	49,532	1,060
*	Acxiom Corp.	32,617	682
*	Advanced Micro Devices, Inc.	268,083	769
*	ANSYS, Inc.	37,274	3,448
*	ARRIS Group, Inc.	56,512	1,728
*	Arrow Electronics, Inc.	39,175	2,123
	Atmel Corp.	176,042	1,516
	Avnet, Inc.	55,291	2,369
	Belden, Inc.	17,581	838
	Broadridge Financial Solutions, Inc.	49,669	2,669
*	Cadence Design Systems, Inc.	124,605	2,593
	CDK Global, Inc.	66,776	3,170
*	Ciena Corp.	53,055	1,098
	Cognex Corp.	35,537	1,200
*	CommVault Systems, Inc.	17,649	695
	Computer Sciences Corp.	58,129	1,900
	Convergys Corp.	40,851	1,017
*	CoreLogic, Inc.	36,921	1,250
*	Cree, Inc.	43,160	1,151
	Cypress Semiconductor Corp.	139,820	1,372
	Diebold, Inc.	27,222	819
	DST Systems, Inc.	13,624	1,554
	Fair Isaac Corp.	13,016	1,226
*	Fairchild Semiconductor International, Inc.	47,495	984

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
	FEI Co.	17,112	1,365
*	Fortinet, Inc.	61,329	1,912
*	Gartner, Inc.	34,704	3,148
	Global Payments, Inc.	54,401	3,509
	Ingram Micro, Inc. - Class A	65,265	1,983
*	Integrated Device Technology, Inc.	61,455	1,619
	InterDigital, Inc.	14,831	727
	Intersil Corp. - Class A	55,504	708
*	IPG Photonics Corp.	15,254	1,360
	j2 Global, Inc.	19,307	1,589
	Jabil Circuit, Inc.	79,276	1,846
	Jack Henry & Associates, Inc.	33,478	2,613
*	Keysight Technologies, Inc.	71,204	2,017
*	Knowles Corp.	37,042	494
	Leidos Holdings, Inc.	26,874	1,512
	Lexmark International, Inc. - Class A	25,891	840
*	Manhattan Associates, Inc.	30,602	2,025
	MAXIMUS, Inc.	27,365	1,539
	Mentor Graphics Corp.	41,825	770
	National Instruments Corp.	42,121	1,209
*	NCR Corp.	66,327	1,622
*	NetScout Systems, Inc.	41,521	1,275
*	NeuStar, Inc. - Class A	22,204	532
	Plantronics, Inc.	14,107	669
*	Polycom, Inc.	55,476	698
*	PTC, Inc.	47,970	1,661
*	Rackspace Hosting, Inc.	47,954	1,214
	Science Applications International Corp.	17,329	793
*	Silicon Laboratories, Inc.	16,195	786
*	SolarWinds, Inc.	26,151	1,540
	Solera Holdings, Inc.	28,164	1,544
*	SunEdison, Inc.	132,657	675
*	Synaptics, Inc.	15,176	1,219
	SYNNEX Corp.	11,930	1,073
*	Synopsys, Inc.	65,318	2,979
*	Tech Data Corp.	14,690	975
	Teradyne, Inc.	86,080	1,779
*	Trimble Navigation, Ltd.	104,913	2,250
*	Tyler Technologies, Inc.	13,599	2,371
*	The Ultimate Software Group, Inc.	12,002	2,347
*	VeriFone Systems, Inc.	48,145	1,349
	Vishay Intertechnology, Inc.	56,729	684
*	WEX, Inc.	16,185	1,431
*	Zebra Technologies Corp. - Class A	21,822	1,520

	Total		103,390

	Materials (6.3%)
	Albemarle Corp.	46,996	2,632
	Allegheny Technologies, Inc.	45,741	515
	AptarGroup, Inc.	26,156	1,900

	Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	Ashland, Inc.	26,347	2,706
	Bemis Co., Inc.	40,198	1,796
	Cabot Corp.	26,206	1,071
	Carpenter Technology Corp.	20,574	623
	The Chemours Co.	75,805	406
	Commercial Metals Co.	48,737	667
	Compass Minerals International, Inc.	14,116	1,062
	Domtar Corp.	26,324	973
	Eagle Materials, Inc.	20,962	1,267
	Grief, Inc. - Class A	10,766	332
*	Louisiana-Pacific Corp.	59,836	1,078
	Minerals Technologies, Inc.	14,555	667
	NewMarket Corp.	4,217	1,606
	Olin Corp.	69,157	1,194
	Packaging Corp. of America	40,629	2,562
	PolyOne Corp.	36,141	1,148
	Reliance Steel & Aluminum Co.	30,006	1,738
	Royal Gold, Inc.	27,346	997
	RPM International, Inc.	55,726	2,455
	The Scotts Miracle-Gro Co. - Class A	19,066	1,230
	Sensient Technologies Corp.	18,941	1,190
	Silgan Holdings, Inc.	16,948	910
	Sonoco Products Co.	42,277	1,728
	Steel Dynamics, Inc.	101,412	1,812
	United States Steel Corp.	61,266	489
	The Valspar Corp.	30,622	2,540
	Worthington Industries, Inc.	19,375	584

	Total		39,878

	Telecommunication Services (0.2%)
	Telephone & Data Systems, Inc.	39,559	1,024

	Total		1,024

	Utilities (4.9%)
	Alliant Energy Corp.	47,480	2,965
	Aqua America, Inc.	73,896	2,202
	Atmos Energy Corp.	42,516	2,680
	Black Hills Corp.	21,435	995
	Cleco Corp.	25,333	1,323
	Great Plains Energy, Inc.	64,559	1,763
	Hawaiian Electric Industries, Inc.	45,009	1,303
	IDACORP, Inc.	21,085	1,434
	MDU Resources Group, Inc.	81,786	1,498
	National Fuel Gas Co.	35,448	1,515
	OGE Energy Corp.	83,645	2,199
	ONE Gas, Inc.	21,845	1,096
	PNM Resources, Inc.	33,363	1,020
	Questar Corp.	73,234	1,427
*	Talen Energy Corp.	26,913	168

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	39

Index 400 Stock Portfolio

Common Stocks (97.3%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
UGI Corp.	72,227	2,438
Vectren Corp.	34,640	1,469
Westar Energy, Inc.	59,199	2,511
WGL Holdings, Inc.	20,872	1,315

Total		31,321

Total Common Stocks
(Cost: $484,695)		617,071

Short-Term Investments (1.7%)	Shares/ $ Par	Value $ (000’s)

US Government & Agencies (1.7%)
Federal Home Loan Bank, 0.13%, 2/8/16	2,000,000	1,999
Federal Home Loan Bank, 0.23%, 2/19/16	4,000,000	3,999
Federal Home Loan Bank, 0.29%, 2/26/16	2,000,000	1,999
Federal Home Loan Bank, 0.33%, 4/27/16	1,000,000	999
Federal Home Loan Bank, 0.35%, 2/9/16	1,000,000	1,000

	Short-Term Investments (1.7%)	Shares/ $ Par	Value $ (000’s)

	US Government & Agencies continued
(b)	Federal Home Loan Bank, 0.42%, 2/29/16	1,000,000	1,000

	Total Short-Term Investments
	(Cost: $10,996)		10,996

	Total Investments (99.0%)
	(Cost: $495,691)(a)		628,067

	Other Assets, Less
	Liabilities (1.0%)		6,334

	Net Assets (100.0%)		634,401

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $496,088 and the net unrealized appreciation of investments based on that cost was $131,979 which is comprised of $179,836 aggregate gross unrealized appreciation and $47,857 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures (Long) (Total Notional Value at December 31, 2015, $16,565)	118	3/16	$(122)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$617,071	$-	$-
Short-Term Investments	-	10,996	-
Total Assets:	$617,071	$10,996	$-
Liabilities:
Other Financial Instruments^
Futures	(122)	-	-
Total Liabilities:	$(122)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

40	Index 400 Stock Portfolio

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$410 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company.

Market Overview

The broad U.S. stock market recorded a small gain for the year. During the summer, the market was roiled by concerns about slowing growth in China and other emerging markets. Oil and commodity prices dropped on worries about weak global growth, falling demand, and oversupply. Meanwhile, U.S. economic growth continued slowly. In December, the Federal Reserve raised short-term interest rates, a move that had been anticipated by the market for most of 2015.

The Russell Midcap® Value Index declined during the year, with six of its ten sectors generating negative returns. The Energy, Telecommunication Services, and Materials sectors posted the greatest losses. The Health Care, Consumer Staples, and Information Technology sectors produced positive returns.

Portfolio Results

The Portfolio returned (1.33%) for the twelve months ended December 31, 2015. By comparison, its benchmark, the Russell Midcap® Value Index (the “Index”), returned (4.78%). According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Value Funds peer group for 2015 was (5.35%).

Selection among Consumer Staples companies, as well as an overweight position, contributed the most to relative results. The Portfolio also benefited from security selection in the Utilities sector. Although an overweight in Energy diminished performance, the Portfolio’s mix of stocks added substantially to results. Security selection in the Information Technology sector detracted from relative returns. In addition, the Portfolio was hampered by an underweight position and selection in the Financials sector.

Within Consumer Staples, the Portfolio’s overweight position in the food product industry was advantageous. A notable contributor was snack company Mondelez International, Inc., a portfolio-only investment. The company, which topped earnings expectations and raised margins, indicated a willingness to be acquired and had an activist investor promoting the stock. Among food and staples retailers, Sysco Corp., a large distributor of food and related products, benefited from improving restaurant sales and the addition of an activist investor to its board.

Security selection in the Energy sector bolstered results, as the Portfolio did not own some of the sector’s steepest decliners. A key contribution was made by Cameron International, Corp., whose stock rose on news that oilfield-services provider Schlumberger had agreed to acquire it at a healthy premium. On the other hand, declining oil and natural gas prices weighed on a number of the Portfolio’s holdings, including natural gas drilling company EQT Corp., Devon Energy Corp., an independent natural gas and oil producer and petroleum company Imperial Oil.

The Industrials sector provided top contributor Republic Services, Inc.. The waste management company recorded strong gains as it continued to execute well and had minimal exposure to emerging markets and foreign currency issues. Exelis was acquired by competitor Harris Corp. in a cash and stock deal at approximately a 35% premium over the company’s share price at the time. The Industrials sector was also the source of notable detractor Heartland Express, Inc., which underperformed along with other transportation stocks amid weaker volumes and increased labor costs.

Detractors within Information Technology included Portfolio holding Micron Technology, which suffered amid weakness in the PC-build segment. The semiconductor company’s prices dropped faster than its costs, hurting the share price.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

As of December 31, 2015, the Portfolio is notably overweight Consumer Staples stocks, because the team believes they have favorable risk-return profiles and there is opportunity for continued industry consolidation. A significant overweight was maintained in Energy, with a focus on higher-quality companies across the sector that have been pressured by the steep drop in

Mid Cap Value Portfolio	41

Mid Cap Value Portfolio

oil prices. The Portfolio has smaller overweights in the Industrials and Health Care sectors. A key Portfolio addition during the quarter was Baxter International, Inc., which spun off its biopharma business, Baxalta, in June.

The Portfolio’s largest sector underweight was in the Financials sector, where it was significantly underweight REITs as the team continues to find valuations unattractive. The team also exited its stake in Chubb ahead of the completion of the company’s merger with ACE Limited. The Portfolio was moderately underweight the Materials sector, and has smaller relative underweights in the Utilities and Consumer Discretionary sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	-1.33%	11.68%	6.66%
Russell MidCap® Value Index	-4.78%	11.25%	7.61%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	-5.35%	9.52%	6.06%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Sysco Corp.	3.2%
Northern Trust Corp.	3.0%
Republic Services, Inc.	2.4%
Zimmer Biomet Holdings, Inc.	1.9%
Imperial Oil, Ltd.	1.9%
Applied Materials, Inc.	1.7%
Weyerhaeuser Co.	1.7%
Tyco International PLC	1.6%
Cameron International Corp.	1.6%
PG&E Corp.	1.6%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

42	Mid Cap Value Portfolio

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (93.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (6.9%)
	Advance Auto Parts, Inc.	28,168	4,239
	Carnival Corp.	34,962	1,905
	CST Brands, Inc.	99,622	3,899
	Honda Motor Co., Ltd., ADR	78,662	2,512
	Lowe’s Cos., Inc.	14,191	1,079
	Mattel, Inc.	110,230	2,995
	PulteGroup, Inc.	167,404	2,983
	Ralph Lauren Corp.	23,735	2,646
	Target Corp.	21,718	1,577
	Thor Industries, Inc.	48,373	2,716
*	Toll Brothers, Inc.	48,702	1,622

	Total		28,173

	Consumer Staples (8.1%)
	ConAgra Foods, Inc.	133,021	5,608
	General Mills, Inc.	53,814	3,103
	The J.M. Smucker Co.	33,616	4,146
	Kellogg Co.	57,247	4,138
	Mondelez International, Inc.	77,926	3,494
	Sysco Corp.	316,493	12,976

	Total		33,465

	Energy (9.8%)
	Anadarko Petroleum Corp.	54,792	2,662
*	Cameron International Corp.	105,609	6,674
	Cimarex Energy Co.	38,089	3,404
	Devon Energy Corp.	108,524	3,473
	EQT Corp.	111,856	5,831
*	FMC Technologies, Inc.	118,677	3,443
	Helmerich & Payne, Inc.	68,210	3,653
	Noble Energy, Inc.	175,907	5,792
	Occidental Petroleum Corp.	79,555	5,379

	Total		40,311

	Financials (26.6%)
	ACE, Ltd.	51,712	6,043
	Aflac, Inc.	33,623	2,014
	The Allstate Corp.	30,955	1,922
	Bank of Hawaii Corp.	48,194	3,031
	BB&T Corp.	88,626	3,351
	BOK Financial Corp.	35,204	2,105
	Boston Properties, Inc.	8,665	1,105
	Brown & Brown, Inc.	87,726	2,816
	Capitol Federal Financial, Inc.	279,651	3,512
	Comerica, Inc.	51,571	2,157
	Commerce Bancshares, Inc.	102,169	4,346
	Corrections Corp. of America	161,915	4,289
	Cullen/Frost Bankers, Inc.	32,149	1,929
	Empire State Realty Trust, Inc.	91,875	1,660
	Franklin Resources, Inc.	75,781	2,790
	Host Hotels & Resorts, Inc.	141,340	2,168
	LPL Financial Holdings, Inc.	47,785	2,038
	M&T Bank Corp.	38,327	4,645
*	Markit, Ltd.	67,307	2,031
	MetLife, Inc.	43,698	2,107

	Common Stocks (93.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Northern Trust Corp.	170,886	12,319
	Piedmont Office Realty Trust, Inc. - Class A	233,248	4,404
	PNC Financial Services Group, Inc.	39,850	3,798
	ProAssurance Corp.	42,480	2,062
	Reinsurance Group of America, Inc.	47,937	4,101
	State Street Corp.	48,318	3,206
	SunTrust Banks, Inc.	56,379	2,415
	T. Rowe Price Group, Inc.	33,516	2,396
	Torchmark Corp.	30,479	1,742
	The Travelers Cos., Inc.	11,487	1,297
	Unum Group	113,100	3,765
	Westamerica Bancorporation	98,813	4,620
	Weyerhaeuser Co.	227,484	6,820

	Total		109,004

	Health Care (8.0%)
	Baxter International, Inc.	161,135	6,147
	Becton, Dickinson and Co.	17,191	2,649
*	Boston Scientific Corp.	238,994	4,407
*	LifePoint Health, Inc.	86,791	6,371
	Quest Diagnostics, Inc.	78,536	5,587
	Zimmer Biomet Holdings, Inc.	77,184	7,918

	Total		33,079

	Industrials (10.6%)
	The ADT Corp.	98,698	3,255
*	Clean Harbors, Inc.	80,683	3,360
	CSX Corp.	49,186	1,276
	Emerson Electric Co.	107,982	5,165
	Heartland Express, Inc.	268,057	4,562
	Hubbell, Inc.	3,708	375
	Oshkosh Corp.	48,615	1,898
	Parker Hannifin Corp.	27,503	2,667
	Republic Services, Inc.	223,620	9,837
	Rockwell Automation, Inc.	19,790	2,031
	Textron, Inc.	52,845	2,220
	Tyco International PLC	210,809	6,723

	Total		43,369

	Information Technology (9.4%)
	Applied Materials, Inc.	367,206	6,856
	Harris Corp.	18,145	1,577
*	Keysight Technologies, Inc.	148,679	4,212
	Lam Research Corp.	36,770	2,920
	Maxim Integrated Products, Inc.	109,431	4,158
	Microchip Technology, Inc.	88,288	4,109
	SanDisk Corp.	62,861	4,777
	TE Connectivity, Ltd.	63,236	4,086
	Teradyne, Inc.	192,455	3,978
	Western Digital Corp.	31,050	1,864

	Total		38,537

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	43

Mid Cap Value Portfolio

Common Stocks (93.8%)		Shares/ $ Par	Value $ (000’s)

Materials (3.3%)
Bemis Co., Inc.		41,625	1,860
The Mosaic Co.		51,801	1,429
Nucor Corp.		96,781	3,900
Sonoco Products Co.		88,099	3,601
WestRock Co.		58,951	2,690

Total			13,480

Telecommunication Services (1.1%)
CenturyLink, Inc.		180,809	4,549

Total			4,549

Utilities (10.0%)
Ameren Corp.		50,169	2,169
Atmos Energy Corp.		52,617	3,317
Consolidated Edison, Inc.		31,492	2,024
Edison International		104,132	6,166
Great Plains Energy, Inc.		120,821	3,300
The Laclede Group, Inc.		69,219	4,112
NorthWestern Corp.		40,442	2,194
PG&E Corp.		120,231	6,395
Westar Energy, Inc.		139,862	5,931
Xcel Energy, Inc.		146,837	5,273

Total			40,881

Total Common Stocks
(Cost: $382,360)			384,848

Foreign Common Stocks (2.9%)	Country

Energy (1.8%)
Imperial Oil, Ltd.	Canada	233,581	7,610

Total			7,610

Industrials (1.1%)
Royal Philips Electronics NV	Netherlands	169,531	4,341

Total			4,341

Total Foreign Common Stocks
(Cost: $13,763)			11,951

Investment Companies (1.0%)	Shares/ $ Par	Value $ (000’s)

Investment Companies (1.0%)
iShares Russell Midcap Value Index Fund	60,689	4,168

Total Investment Companies
(Cost: $4,304)		4,168

Short-Term Investments (3.0%)

Commercial Paper (3.0%)
Credit Agricole Cib, 0.250%, 1/4/16	12,000,000	12,000

Total Short-Term Investments
(Cost: $12,000)		12,000

Total Investments (100.7%)
(Cost: $412,427)(a)		412,967

Other Assets, Less
Liabilities (-0.7%)		(2,734)

Net Assets (100.0%)		410,233

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Mid Cap Value Portfolio

Mid Cap Value Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $415,757 and the net unrealized depreciation of investments based on that cost was $2,790 which is comprised of $28,683 aggregate gross unrealized appreciation and $31,473 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2015.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000’s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA NA	CAD	9,028	6,525	1/16	$-	$(43)	$(43)
Sell	HSBC Bank USA NA	EUR	3,393	3,690	1/16	31	-	31
Sell	HSBC Bank USA NA	JPY	182,819	1,521	1/16	-	(9)	(9)

						$31	$(52)	$(21)

CAD — Canadian Dollar

EUR — Euro

JPY — Japanese Yen

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$384,848	$-	$-
Foreign Common Stocks	11,951	-	-
Investment Companies	4,168	-	-
Short-Term Investments	-	12,000	-
Other Financial Instruments^
Forward Currency Contracts	-	31	-
Total Assets:	$400,967	$12,031	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(52)	-
Total Liabilities:	$-	$(52)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

For the period ended December 31, 2015, there were transfers from Level 2 to Level 1 in the amount of $4,341 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2015.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	45

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$495 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations.

Market Overview

U.S. stocks retreated briefly early in 2015, but then reached new all-time highs later in the first half of the year. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds and valuation concerns weighed on investors’ minds. The U.S. Federal Reserve’s (the “Fed’s”) hesitation to raise rates, along with continued strong merger and acquisition activity, a rebound in hiring and solid housing data, helped fuel risk appetites. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in economic growth, a seven-year low in unemployment and a healthy housing market. The growth slowdown in China and its implications for global commerce fueled investor anxiety. During August and September, the market remained extremely volatile and experienced its first correction since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices surging earlier in the period and falling sharply towards the end of the year. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate.

Portfolio Results

The Portfolio returned 0.32% for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”), returned (1.38%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Growth Funds peer group for 2015 was (2.05%).

The Portfolio’s outperformance during the period was driven by strong stock selection, particularly in the Information Technology, Health Care and Financials sectors. This strong selection was partially offset by weak selection within the Consumer Discretionary sector.

Top contributors to relative returns during the period included Anacor Pharmaceuticals, Inc. (Health Care), Heartland Payment Systems, Inc. (Information Technology) and Tyler Technologies, Inc. (Information Technology). Shares of Anacor Pharmaceuticals, Inc., a biopharmaceutical company, surged after the company announced favorable Phase 3 trial results for a topical ointment to treat eczema. Heartland Payment Systems, Inc., a merchant acquirer in the small and midsize business space, is executing well and is starting to benefit from recent changes to its sales force. Heartland also benefitted from ceasing to invest in a money-losing technology company called Leaf, which should improve profitability going forward. Shares of Tyler Technologies, Inc., a provider of information management solutions and services for the public sector, jumped after the company announced that it would acquire New World Systems.

Top detractors from relative returns during the period included Vince Holding Corp. (Consumer Discretionary), Kate Spade & Co. (Consumer Discretionary) and Zafgen (Health Care). Vince Holding Corp., an apparel vendor primarily focused on high-end department stores, cut guidance based on weaker topline trends due to more cautious ordering from the off-price and department store channels. Shares of Kate Spade & Co., an American fashion designer, underperformed after the company reported strong online sales but in-store sales that missed consensus expectations. Shares of Zafgen, a pharmaceutical company focused on developing drugs to treat obesity, declined on news that a patient death during a Phase 3 trial for beloranib, one of the company’s lead drugs. The Portfolio eliminated its position in Zafgen during the period.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

We believe the U.S. economy remains in a period of moderate economic growth, led by a steady expansion in consumption, housing and technology spending. However, we are starting to have some concerns about the health of the U.S. manufacturing sector. The ISM manufacturing index has been below the 50 threshold that indicates expansion in November and December, as headwinds from the stronger U.S. dollar and weak global demand continued to weigh on activity. Ongoing weakness could have negative implications for sectors beyond just industrials. For instance, financials could be impacted as credit could deteriorate in a long-term cycle of manufacturing weakness. Despite this risk, there are plenty of reasons to remain optimistic

46	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio (unaudited)

about the U.S. Employment trends remain very solid, cheap gasoline should support consumption, and housing is unlikely to be derailed by the Fed’s gradual pace of interest rate hikes, in our opinion.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	0.32%	9.97%	5.70%
Russell 2000® Growth Index	-1.38%	10.67%	7.95%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	-2.05%	10.07%	7.45%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange traded funds as a cash management strategy. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks due to lack of liquidity, the additional expenses incurred as a stockholder in another investment company, and tracking error.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Tyler Technologies, Inc.	1.6%
Casey’s General Stores, Inc.	1.5%
Globus Medical, Inc. - Class A	1.2%
Anacor Pharmaceuticals, Inc.	1.2%
TreeHouse Foods, Inc.	1.1%
Fair Isaac Corp.	1.1%
Exponent, Inc.	1.1%
Heartland Payment Systems, Inc.	1.1%
Burlington Stores, Inc.	1.1%
Cardtronics, Inc.	1.1%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio	47

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (99.3%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (15.5%)
	Arctic Cat, Inc.	85,650	1,403
	Bloomin’ Brands, Inc.	280,097	4,731
	Brinker International, Inc.	58,244	2,793
*	Buffalo Wild Wings, Inc.	14,030	2,240
*	Burlington Stores, Inc.	124,885	5,357
	Core-Mark Holding Co., Inc.	42,126	3,452
*	Del Frisco’s Restaurant Group, Inc.	189,200	3,031
	DSW, Inc. - Class A	151,840	3,623
	Dunkin’ Brands Group, Inc.	59,360	2,528
*	Five Below, Inc.	121,850	3,911
*	G-III Apparel Group, Ltd.	89,683	3,969
	HSN, Inc.	82,730	4,192
*	Kate Spade & Co.	212,643	3,779
*	La Quinta Holdings, Inc.	267,536	3,641
	Marriott Vacations Worldwide Corp.	62,050	3,534
	Oxford Industries, Inc.	47,271	3,017
*	Party City Holdco, Inc.	142,338	1,838
*	Steven Madden, Ltd.	141,950	4,290
*	Taylor Morrison Home Corp. - Class A	112,350	1,798
*	Tenneco, Inc.	98,980	4,544
*	TopBuild Corp.	77,200	2,375
*	Vince Holding Corp.	202,301	926
*	Vista Outdoor, Inc.	77,312	3,441
*	Wingstop, Inc.	108,679	2,479

	Total		76,892

	Consumer Staples (4.9%)
	Casey’s General Stores, Inc.	60,070	7,235
*	Natural Grocers by Vitamin Cottage, Inc.	156,234	3,183
*	Post Holdings, Inc.	64,800	3,998
	PriceSmart, Inc.	52,063	4,321
*	TreeHouse Foods, Inc.	69,895	5,484

	Total		24,221

	Energy (1.1%)
*	Forum Energy Technologies, Inc.	82,619	1,029
*	RSP Permian, Inc.	175,887	4,290

	Total		5,319

	Financials (8.8%)
	AMERISAFE, Inc.	80,980	4,122
	CoreSite Realty Corp.	71,050	4,030
	EverBank Financial Corp.	191,680	3,063
	Evercore Partners, Inc.	63,230	3,419
*	FCB Financial Holdings, Inc. - Class A	72,040	2,578
	First Merchants Corp.	156,290	3,973
	Flushing Financial Corp.	55,440	1,200
	Great Western Bancorp, Inc.	86,900	2,522
	HFF, Inc. - Class A	108,050	3,357

	Common Stocks (99.3%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	James River Group Holdings, Ltd.	98,320	3,298
	MarketAxess Holdings, Inc.	28,843	3,219
*	MGIC Investment Corp.	291,500	2,574
	Sandy Spring Bancorp, Inc.	62,500	1,685
	Sterling Bancorp	121,900	1,977
	Sunstone Hotel Investors, Inc.	215,892	2,696

	Total		43,713

	Health Care (27.3%)
*	Acadia Healthcare Co., Inc.	46,670	2,915
*	Achillion Pharmaceuticals, Inc.	196,230	2,117
*	Acorda Therapeutics, Inc.	65,370	2,797
*	Aerie Pharmaceuticals, Inc.	134,410	3,273
*	Agios Pharmaceuticals, Inc.	27,997	1,818
*	Alder Biopharmaceuticals, Inc.	89,500	2,956
*	Amicus Therapeutics, Inc.	179,400	1,740
*	Anacor Pharmaceuticals, Inc.	50,789	5,738
*	Anika Therapeutics, Inc.	78,880	3,010
*	Aratana Therapeutics, Inc.	193,000	1,077
	Atrion Corp.	9,354	3,566
*	BioCryst Pharmaceuticals, Inc.	219,853	2,269
*	BioDelivery Sciences International, Inc.	319,080	1,528
*	Cepheid, Inc.	83,182	3,039
*	Cynosure, Inc. - Class A	80,060	3,576
*	DexCom, Inc.	36,401	2,981
*	Five Prime Therapeutics, Inc.	80,543	3,343
*	Flexion Therapeutics, Inc.	98,350	1,895
*	Global Blood Therapeutics, Inc.	55,480	1,794
*	Globus Medical, Inc. - Class A	209,500	5,828
*	GlycoMimetics, Inc.	101,985	583
	HealthSouth Corp.	126,120	4,390
*	HeartWare International, Inc.	25,500	1,285
*	ICU Medical, Inc.	37,040	4,177
*	Intersect ENT, Inc.	114,952	2,586
*	Ironwood Pharmaceuticals, Inc.	25,900	300
*	LivaNova PLC	45,740	2,716
*	The Medicines Co.	89,770	3,352
*	Neurocrine Biosciences, Inc.	75,070	4,247
*	Novavax, Inc.	324,333	2,721
*	Omnicell, Inc.	113,080	3,515
*	Ophthotech Corp.	54,720	4,297
*	Otonomy, Inc.	102,134	2,834
*	PAREXEL International Corp.	73,660	5,018

	Common Stocks (99.3%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
*	Portola Pharmaceuticals, Inc.	90,800	4,672
*	PTC Therapeutics, Inc.	51,010	1,653
*	Puma Biotechnology, Inc.	14,942	1,171
*	Relypsa, Inc.	125,199	3,548
*	Team Health Holdings, Inc.	84,260	3,698
*	Tesaro, Inc.	68,400	3,579
	U.S. Physical Therapy, Inc.	66,590	3,575
*	Ultragenyx Pharmaceutical, Inc.	32,639	3,661
*	Vascular Solutions, Inc.	121,374	4,174
*	WellCare Health Plans, Inc.	61,040	4,774
*	XenoPort, Inc.	226,790	1,245

	Total		135,031

	Industrials (12.0%)
	AAON, Inc.	130,483	3,030
	Altra Holdings, Inc.	110,288	2,766
	Astronics Corp.	81,976	3,337
	AZZ, Inc.	65,333	3,631
	Celadon Group, Inc.	115,698	1,144
	Deluxe Corp.	60,570	3,303
*	Esterline Technologies Corp.	35,600	2,884
	Exponent, Inc.	108,106	5,400
*	Generac Holdings, Inc.	118,024	3,514
*	GP Strategies Corp.	88,250	2,216
	HEICO Corp. - Class A	91,470	4,500
	Knight Transportation, Inc.	46,500	1,127
	Lennox International, Inc.	35,310	4,410
	Marten Transport, Ltd.	86,860	1,537
*	Moog, Inc. - Class A	8,137	493
*	On Assignment, Inc.	101,185	4,548
*	Swift Transportation Co.	101,013	1,396
*	Teledyne Technologies, Inc.	36,020	3,195
	The Toro Co.	57,679	4,215
*	WageWorks, Inc.	58,900	2,672

	Total		59,318

	Information Technology (25.1%)
*	Aspen Technology, Inc.	74,330	2,807
*	CACI International, Inc. - Class A	30,640	2,843
*	Cardtronics, Inc.	157,947	5,315
	Cass Information Systems, Inc.	59,150	3,044
	CDW Corp.	69,197	2,909
*	Ciena Corp.	112,080	2,319
*	comScore, Inc.	80,395	3,308
*	Demandware, Inc.	28,040	1,513
*	Envestnet, Inc.	134,074	4,002
*	EPAM Systems, Inc.	53,720	4,223
*	ePlus, Inc.	32,054	2,989
*	Everyday Health, Inc.	196,058	1,180
*	Exlservice Holdings, Inc.	107,586	4,834
	Fair Isaac Corp.	58,016	5,464
	FEI Co.	40,301	3,216

The Accompanying Notes are an Integral Part of the Financial Statements.

48	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

	Common Stocks (99.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Five9, Inc.	261,459	2,275
*	Fleetmatics Group PLC	70,571	3,584
	Heartland Payment Systems, Inc.	56,510	5,358
*	HubSpot, Inc.	54,908	3,092
*	Integrated Device Technology, Inc.	161,129	4,246
	j2 Global, Inc.	64,040	5,272
*	Manhattan Associates, Inc.	58,883	3,896
*	Marketo, Inc.	59,586	1,711
	MAXIMUS, Inc.	85,322	4,799
	MKS Instruments, Inc.	100,370	3,613
*	NetScout Systems, Inc.	133,190	4,089
*	Paycom Software, Inc.	65,019	2,447
*	PTC, Inc.	72,538	2,512

	Common Stocks (99.3%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Q2 Holdings, Inc.	55,005	1,450
*	Qualys, Inc.	1,745	58
*	Rogers Corp.	48,500	2,501
*	SunEdison Semiconductor, Ltd.	85,970	674
*	SunPower Corp.	102,816	3,086
*	Textura Corp.	83,390	1,800
*	Tyler Technologies, Inc.	46,374	8,084
*	Verint Systems, Inc.	80,127	3,250
*	WebMD Health Corp.	75,675	3,655
*	WEX, Inc.	30,690	2,713

	Total		124,131

	Materials (4.3%)
*	Boise Cascade Co.	112,741	2,878
	Graphic Packaging Holding Co.	336,290	4,315

	Common Stocks (99.3%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
*	Headwaters, Inc.	252,445	4,259
*	Omnova Solutions, Inc.	325,820	1,997
	PolyOne Corp.	129,170	4,102
	Silgan Holdings, Inc.	66,320	3,563

	Total		21,114

	Telecommunication Services (0.3%)
*	Vonage Holdings Corp.	292,300	1,678

	Total		1,678

	Total Common Stocks
	(Cost: $449,360)		491,417

	Total Investments (99.3%)
	(Cost: $449,360)(a)		491,417

	Other Assets, Less
	Liabilities (0.7%)		3,515

	Net Assets (100.0%)		494,932

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $449,929 and the net unrealized appreciation of investments based on that cost was $41,488 which is comprised of $90,463 aggregate gross unrealized appreciation and $48,975 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$491,417	$-	$-
Total Assets:	$491,417	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	49

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$114 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

Market Overview

The year began with optimism, but equity markets experienced volatility during the second half of the year. A sharp drawdown in commodity prices, a selloff in Chinese equities, and the Federal Reserve’s policy shift toward higher short-term interest rates were themes that weighed on equities during the second half of the year. U.S. growth remained solid relative to the rest of the developing world, as steady employment gains and declining energy prices helped consumer spending. However, the U.S. economy also decelerated in the second half of the year, as corporate profits were flat, and manufacturing activity slowed due to a modest inventory overhang. In that environment, large cap stocks posted a modest gain, while small- and mid- sized companies declined. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 1.38%, (2.18%), and (1.97%), respectively.

Portfolio Results

The Portfolio posted a total return of (2.35%) in the twelve months ended December 31, 2015. That was in line with the (1.97%) return of the S&P SmallCap 600® Index (“Index”). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and the costs associated with the use of exchange traded funds and other derivative instruments used to achieve full replication. The Portfolio outperformed the (4.67%) average return of its peer group, Small Cap Core Funds, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Six out of ten sectors posted positive returns, although sharp declines in some sectors ultimately weighed on the Portfolio’s return. The Energy sector was the most significant detractor to the Portfolio’s return. Energy stocks fell with oil and gas prices, as ample supply and weak demand continued to drive energy prices lower. Small-cap energy stocks were particularly hard hit by lower energy prices, as many of the companies rely on larger energy companies for their revenue. The Consumer Discretionary sector also declined, as small retailers performed poorly despite relatively steady consumer spending. The Materials sector, which has significant exposure to commodities, fell sharply, as the decline in energy prices spread to other commodities, including industrial metals. The Industrials sector delivered a negative return, as slower manufacturing activity in the second half of the year and declining commodity-related business activity hurt the sector.

At the other end of the spectrum, the Healthcare sector was the largest contributor to the Portfolio’s return due to its strong earnings growth, rapid pace of innovation, and robust merger and acquisition activity. The Information Technology sector helped performance on the margin, as strength in the software and IT services industries offset weakness in the electronic and communications equipment industries. The Financials sector, which represented the Portfolio’s largest sector weight of 24% on average, delivered relatively flat performance, as rising interest rates and credit concerns limited gains.

50	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Index 600 Stock Portfolio	-2.35%	11.07%	6.47%
S&P SmallCap 600® Index	-1.97%	11.48%	6.86%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	-4.67%	8.99%	–
* Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as swap agreements and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
iShares S&P SmallCap 600 Index Fund	2.9%
Piedmont Natural Gas Co., Inc.	0.6%
ABIOMED, Inc.	0.5%
EPR Properties	0.5%
Heartland Payment Systems, Inc.	0.5%
Pool Corp.	0.5%
PrivateBancorp, Inc.	0.5%
Curtiss-Wright Corp.	0.4%
Microsemi Corp.	0.4%
Blackbaud, Inc.	0.4%

Sector Allocation 12/31/15

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio	51

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (12.3%)
*	American Public Education, Inc.	2,622	49
	Arctic Cat, Inc.	2,094	34
*	Barnes & Noble Education, Inc.	6,292	63
	Barnes & Noble, Inc.	9,983	87
	Big 5 Sporting Goods Corp.	2,974	30
*	Biglari Holdings, Inc.	170	55
*	BJ’s Restaurants, Inc.	3,331	145
*	Blue Nile, Inc.	1,859	69
	Bob Evans Farms, Inc.	3,364	131
*	Boyd Gaming Corp.	12,887	256
	The Buckle, Inc.	4,537	140
	Caleres, Inc.	7,045	189
	Callaway Golf Co.	14,493	136
	Capella Education Co.	1,749	81
*	Career Education Corp.	10,959	40
	The Cato Corp. - Class A	4,216	155
	The Children’s Place Retail Stores, Inc.	3,274	181
	Core-Mark Holding Co., Inc.	3,716	304
*	Crocs, Inc.	11,872	122
	DineEquity, Inc.	2,703	229
*	Dorman Products, Inc.	4,978	236
	Drew Industries, Inc.	3,892	237
*	The E.W. Scripps Co. - Class A	8,580	163
	Ethan Allen Interiors, Inc.	4,213	117
*	Express, Inc.	11,587	200
	The Finish Line, Inc. - Class A	7,232	131
*	Five Below, Inc.	8,788	282
*	Francesca’s Holdings Corp.	6,714	117
	Fred’s, Inc. - Class A	5,646	92
*	FTD Companies, Inc.	2,957	77
	Gannett Co., Inc.	18,541	302
*	Genesco, Inc.	3,560	202
*	Gentherm, Inc.	5,836	277
*	G-III Apparel Group, Ltd.	6,459	286
	Group 1 Automotive, Inc.	3,628	275
	Harte-Hanks, Inc.	7,601	25
	Haverty Furniture Cos., Inc.	3,240	69
*	Helen of Troy, Ltd.	4,529	427
*	Hibbett Sports, Inc.	3,673	111
*	Iconix Brand Group, Inc.	7,800	53
*	Installed Building Products, Inc.	2,679	66
	Interval Leisure Group, Inc.	6,301	98
*	iRobot Corp.	4,685	166
	Kirkland’s, Inc.	2,536	37
	La-Z-Boy, Inc.	8,090	198
	Lithia Motors, Inc. - Class A	3,819	407

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Lumber Liquidators Holdings, Inc.	4,366	76
*	M/I Homes, Inc.	3,973	87
	The Marcus Corp.	3,046	58
*	MarineMax, Inc.	4,119	76
	Marriott Vacations Worldwide Corp.	4,356	248
	The Men’s Wearhouse, Inc.	7,794	114
*	Meritage Homes Corp.	5,946	202
*	Monarch Casino & Resort, Inc.	1,724	39
	Monro Muffler Brake, Inc.	5,154	341
*	Motorcar Parts of America, Inc.	2,952	100
	Movado Group, Inc.	2,641	68
	Nutrisystem, Inc.	4,703	102
	Outerwall, Inc.	2,784	102
	Oxford Industries, Inc.	2,352	150
	Papa John’s International, Inc.	4,653	260
*	The Pep Boys - Manny, Moe & Jack	8,681	160
*	Perry Ellis International, Inc.	1,907	35
	PetMed Express, Inc.	3,247	56
*	Pinnacle Entertainment, Inc.	9,811	305
	Pool Corp.	6,866	555
*	Popeyes Louisiana Kitchen, Inc.	3,622	212
*	Red Robin Gourmet Burgers, Inc.	2,245	139
*	Regis Corp.	6,175	87
*	Ruby Tuesday, Inc.	9,985	55
	Ruth’s Hospitality Group, Inc.	5,642	90
	Scholastic Corp.	4,286	165
*	Scientific Games Corp. - Class A	8,061	72
*	Select Comfort Corp.	8,163	175
*	Sizmek, Inc.	3,195	12
	Sonic Automotive, Inc. - Class A	5,176	118
	Sonic Corp.	8,023	259
	Stage Stores, Inc.	5,161	47
	Standard Motor Products, Inc.	3,178	121
	Stein Mart, Inc.	4,712	32
*	Steven Madden, Ltd.	9,077	274
*	Strayer Education, Inc.	1,777	107
	Sturm, Ruger & Co., Inc.	3,014	180
	Superior Industries International, Inc.	3,729	69
	Texas Roadhouse, Inc.	10,175	364
*	TopBuild Corp.	6,073	187
*	Tuesday Morning Corp.	7,144	46
*	Tumi Holdings, Inc.	9,081	151
*	Unifi, Inc.	2,411	68

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary continued
*	Universal Electronics, Inc.	2,337	120
	Universal Technical Institute, Inc.	3,398	16
*	Vitamin Shoppe, Inc.	4,694	153
*	VOXX International Corp.	3,218	17
	Winnebago Industries, Inc.	4,349	86
	Wolverine World Wide, Inc.	16,583	277
*	Zumiez, Inc.	3,223	49

	Total		14,029

	Consumer Staples (2.5%)
	The Andersons, Inc.	4,201	133
	B&G Foods, Inc.	9,344	327
	Calavo Growers, Inc.	2,381	117
	Cal-Maine Foods, Inc.	5,001	232
*	Central Garden & Pet Co.	1,593	21
*	Central Garden & Pet Co. - Class A	5,266	72
*	Darling Ingredients, Inc.	26,550	279
*	Diamond Foods, Inc.	4,270	165
	Inter Parfums, Inc.	2,749	65
	J & J Snack Foods Corp.	2,379	278
	Medifast, Inc.	1,497	45
	Sanderson Farms, Inc.	3,179	246
*	Seneca Foods Corp. - Class A	970	28
	Snyder’s-Lance, Inc.	8,445	290
	SpartanNash Co.	6,060	131
	Universal Corp.	3,661	205
	WD-40 Co.	2,155	213

	Total		2,847

	Energy (2.2%)
	Archrock, Inc.	11,193	84
*	Basic Energy Services, Inc.	6,319	17
*	Bill Barrett Corp.	8,052	32
*	Bonanza Creek Energy, Inc.	6,577	35
	Bristow Group, Inc.	5,632	146
	CARBO Ceramics, Inc.	3,153	54
*	Carrizo Oil & Gas, Inc.	8,743	259
*	Cloud Peak Energy, Inc.	9,860	20
*	Contango Oil & Gas Co.	2,815	18
*	ERA Group, Inc.	3,106	35
*	Exterran Corp.	5,666	91
*	Geospace Technologies Corp.	2,119	30
	Green Plains, Inc.	5,740	131
	Gulf Island Fabrication, Inc.	2,158	23
*	GulfMark Offshore, Inc. - Class A	4,147	19
*	Helix Energy Solutions Group, Inc.	15,909	84
*	Hornbeck Offshore Services, Inc.	5,142	51

The Accompanying Notes are an Integral Part of the Financial Statements.

52	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
*	Matrix Service Co.	4,277	88
*	Newpark Resources, Inc.	13,563	72
*	Northern Oil and Gas, Inc.	8,423	32
*	PDC Energy, Inc.	6,461	345
*	Pioneer Energy Services Corp.	10,395	23
*	REX American Resources Corp.	928	50
*	Rex Energy Corp.	7,815	8
*	SEACOR Holdings, Inc.	2,573	135
*	Stone Energy Corp.	9,202	39
*	Synergy Resources Corp.	16,064	137
	Tesco Corp.	6,287	45
*	TETRA Technologies, Inc.	12,931	97
	Tidewater, Inc.	7,570	53
*	Unit Corp.	8,125	99
	US Silica Holdings, Inc.	8,604	161

	Total		2,513

	Financials (21.6%)
	Acadia Realty Trust	11,125	369
	Agree Realty Corp.	3,122	106
	American Assets Trust, Inc.	6,358	244
	American Equity Investment Life Holding Co.	13,144	316
	Ameris Bancorp	4,151	141
	AMERISAFE, Inc.	3,077	157
	Astoria Financial Corp.	14,620	232
	Bank Mutual Corp.	6,818	53
	Banner Corp.	3,280	150
	BBCN Bancorp, Inc.	12,822	221
*	BofI Holding, Inc.	9,237	194
	Boston Private Financial Holdings, Inc.	13,483	153
	Brookline Bancorp, Inc.	11,311	130
	Calamos Asset Management, Inc.	2,780	27
	Capstead Mortgage Corp.	15,444	135
	Cardinal Financial Corp.	5,191	118
	CareTrust REIT, Inc.	7,760	85
	Cash America International, Inc.	4,096	123
	Cedar Realty Trust, Inc.	12,063	85
	Central Pacific Financial Corp.	5,050	111
	Chesapeake Lodging Trust	9,615	242
	City Holding Co.	2,466	113
	Columbia Banking System, Inc.	9,305	302
	Community Bank System, Inc.	7,008	280
	CoreSite Realty Corp.	4,939	280
	Cousins Properties, Inc.	32,869	310
	CVB Financial Corp.	15,943	270
	DiamondRock Hospitality Co.	32,354	312
	Dime Community Bancshares	4,930	86
	EastGroup Properties, Inc.	5,183	288

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Education Realty Trust, Inc.	8,930	338
*	eHealth, Inc.	2,686	27
	Employers Holdings, Inc.	5,170	141
*	Encore Capital Group, Inc.	3,788	110
*	Enova International, Inc.	4,308	28
	EPR Properties	9,631	563
	Evercore Partners, Inc.	6,372	345
*	EZCORP, Inc. - Class A	8,354	42
	F.N.B. Corp.	28,266	377
	Financial Engines, Inc.	8,301	279
*	First BanCorp/Puerto Rico	18,713	61
*	First Cash Financial Services, Inc.	4,482	168
	First Commonwealth Financial Corp.	14,338	130
	First Financial Bancorp.	9,936	180
	First Financial Bankshares, Inc.	10,633	321
	First Midwest Bancorp, Inc.	12,563	232
*	First NBC Bank Holding, Co.	2,551	95
*	Forestar Group, Inc.	5,415	59
*	Four Corners Property Trust, Inc.	6,204	150
	Franklin Street Properties Corp.	14,371	149
	The GEO Group, Inc.	11,888	344
	Getty Realty Corp.	4,202	72
	Glacier Bancorp, Inc.	12,263	325
	Government Properties Income Trust	11,464	182
*	Green Dot Corp. - Class A	7,583	124
	Greenhill & Co., Inc.	4,396	126
	Hanmi Financial Corp.	5,154	122
	HCI Group, Inc.	1,457	51
	Healthcare Realty Trust, Inc.	16,221	459
	HFF, Inc. - Class A	5,549	172
	Home BancShares, Inc.	9,830	398
	Horace Mann Educators Corp.	6,560	218
	Independent Bank Corp./Rockland MA	4,229	197
	Infinity Property & Casualty Corp.	1,814	149
	Inland Real Estate Corp.	14,590	155
	Interactive Brokers Group, Inc. - Class A	9,339	407
*	INTL FCStone, Inc.	2,483	83
	Investment Technology Group, Inc.	5,413	92
	Kite Realty Group Trust	13,430	348
	LegacyTexas Financial Group, Inc.	7,064	177
*	LendingTree, Inc.	1,147	102
	Lexington Realty Trust	34,135	273
	LTC Properties, Inc.	5,733	247
	MB Financial, Inc.	11,164	361

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Medical Properties Trust, Inc.	38,333	441
	National Penn Bancshares, Inc.	22,613	279
*	The Navigators Group, Inc.	1,766	151
	NBT Bancorp, Inc.	6,977	195
	Northfield Bancorp, Inc.	7,344	117
	Northwest Bancshares, Inc.	16,402	220
	OFG Bancorp	7,070	52
	Old National Bancorp	18,458	250
	Oritani Financial Corp.	6,043	100
	Parkway Properties, Inc.	13,134	205
	Pennsylvania Real Estate Investment Trust	11,152	244
	Pinnacle Financial Partners, Inc.	5,662	291
*	Piper Jaffray Cos., Inc.	2,448	99
*	PRA Group, Inc.	7,770	270
	PrivateBancorp, Inc.	12,741	523
	ProAssurance Corp.	8,565	416
	Provident Financial Services, Inc.	9,485	191
	PS Business Parks, Inc.	3,135	274
	Retail Opportunity Investments Corp.	16,034	287
	RLI Corp.	6,083	376
	S&T Bancorp, Inc.	5,611	173
	Sabra Health Care REIT, Inc.	10,498	212
	Safety Insurance Group, Inc.	2,262	128
	Saul Centers, Inc.	1,845	95
	Selective Insurance Group, Inc.	9,218	310
	Simmons First National Corp. - Class A	4,536	233
	Southside Bancshares, Inc.	3,803	91
	Sterling Bancorp/DE	19,238	312
	Stewart Information Services Corp.	3,584	134
	Summit Hotel Properties, Inc.	13,979	167
	Talmer Bancorp, Inc. - Class A	10,125	183
*	Texas Capital Bancshares, Inc.	7,389	365
	Tompkins Financial Corp.	1,969	111
	TrustCo Bank Corp. NY	15,328	94
	UMB Financial Corp.	6,753	314
	United Bankshares, Inc.	10,433	386
	United Community Banks, Inc.	9,370	183
	United Fire Group, Inc.	3,395	130
	United Insurance Holdings Corp.	2,880	49
	Universal Health Realty Income Trust	1,976	99
	Universal Insurance Holdings, Inc.	5,221	121
	Urstadt Biddle Properties, Inc. - Class A	4,274	82

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	53

Index 600 Stock Portfolio

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Virtus Investment Partners, Inc.	1,090	128
*	Walker & Dunlop, Inc.	4,335	125
	Westamerica Bancorporation	4,114	192
	Wilshire Bancorp, Inc.	11,401	132
	Wintrust Financial Corp.	7,795	378
*	World Acceptance Corp.	1,366	51

	Total		24,571

	Health Care (12.0%)
	Abaxis, Inc.	3,442	192
*	ABIOMED, Inc.	6,290	568
	Aceto Corp.	4,755	128
*	Acorda Therapeutics, Inc.	6,955	298
*	Adeptus Health, Inc., Class A	566	31
*	Affymetrix, Inc.	12,889	130
*	Air Methods Corp.	5,765	242
*	Albany Molecular Research, Inc.	4,349	86
*	Almost Family, Inc.	1,330	51
*	Amedisys, Inc.	4,561	179
*	AMN Healthcare Services, Inc.	7,687	239
	Analogic Corp.	2,002	165
*	AngioDynamics, Inc.	4,269	52
*	ANI Pharmaceuticals, Inc.	1,222	55
*	Anika Therapeutics, Inc.	2,359	90
*	Cambrex Corp.	5,082	239
	Cantel Medical Corp.	5,767	358
	Chemed Corp.	2,720	407
	Computer Programs and Systems, Inc.	1,694	84
	CONMED Corp.	4,153	183
*	CorVel Corp.	1,650	73
*	Cross Country Healthcare, Inc.	5,250	86
	CryoLife, Inc.	4,082	44
*	Cynosure, Inc. - Class A	3,663	164
*	DepoMed, Inc.	9,748	177
*	Emergent Biosolutions, Inc.	4,896	196
*	Enanta Pharmaceuticals, Inc.	2,111	70
	Ensign Group, Inc.	7,690	174
*	ExamWorks Group, Inc.	6,425	171
*	Greatbatch, Inc.	4,038	212
*	Haemonetics Corp.	8,175	264
*	Hanger, Inc.	5,688	94
*	HealthEquity, Inc.	5,626	141
*	HealthStream, Inc.	3,927	86
*	Healthways, Inc.	5,053	65
*	HMS Holdings Corp.	13,862	171
*	ICU Medical, Inc.	2,317	261
*	Impax Laboratories, Inc.	10,683	457
*	Inogen, Inc.	2,312	93
*	Integra LifeSciences Holdings	4,649	315
	Invacare Corp.	4,818	84
	Kindred Healthcare, Inc.	13,506	161

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Health Care continued
	Landauer, Inc.	1,544	51
*	Lannett Co., Inc.	4,474	180
*	LHC Group, Inc.	2,085	94
*	Ligand Pharmaceuticals, Inc. - Class B	2,923	317
*	Luminex Corp.	6,177	132
*	Magellan Health, Inc.	4,122	254
*	Masimo Corp.	7,295	303
*	MedAssets, Inc.	9,567	296
*	The Medicines Co.	11,193	418
*	Medidata Solutions, Inc.	8,924	440
	Meridian Bioscience, Inc.	6,745	138
*	Merit Medical Systems, Inc.	7,124	132
*	MiMedx Group, Inc.	15,981	150
*	Momenta Pharmaceuticals, Inc.	10,102	150
*	Natus Medical, Inc.	5,322	256
*	Nektar Therapeutics	21,509	362
*	Neogen Corp.	6,023	340
*	NuVasive, Inc.	7,913	428
*	Omnicell, Inc.	5,710	177
*	PharMerica Corp.	4,909	172
	Phibro Animal Health Corp. - Class A	2,918	88
*	Prestige Brands Holdings, Inc.	8,501	438
*	The Providence Service Corp.	2,032	95
	Quality Systems, Inc.	7,161	115
*	Repligen Corp.	5,310	150
*	Sagent Pharmaceuticals, Inc.	3,858	61
	Select Medical Holdings Corp.	16,916	202
*	Spectrum Pharmaceuticals, Inc.	9,551	58
*	Supernus Pharmaceuticals, Inc.	5,520	74
*	SurModics, Inc.	2,086	42
	US Physical Therapy, Inc.	2,002	108
*	Vascular Solutions, Inc.	2,795	96

	Total		13,653

	Industrials (14.9%)
	AAON, Inc.	6,539	152
	AAR Corp.	5,334	140
	ABM Industries, Inc.	9,054	258
	Actuant Corp. - Class A	9,621	231
*	Aegion Corp.	5,842	113
*	Aerojet Rocketdyne Holdings, Inc.	10,347	162
*	Aerovironment, Inc.	3,333	98
	Albany International Corp. - Class A	4,642	170
	Allegiant Travel Co.	2,117	355
	American Science and Engineering, Inc.	1,155	48
*	American Woodmark Corp.	2,204	176
	Apogee Enterprises, Inc.	4,689	204

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Applied Industrial Technologies, Inc.	6,339	257
	ArcBest Corp.	3,933	84
	Astec Industries, Inc.	3,038	124
*	Atlas Air Worldwide Holdings, Inc.	3,970	164
	AZZ, Inc.	4,157	231
	Barnes Group, Inc.	8,318	294
	Brady Corp. - Class A	7,582	174
	Briggs & Stratton Corp.	7,128	123
	The Brink’s Co.	7,879	227
	CDI Corp.	2,350	16
	Celadon Group, Inc.	4,489	44
*	Chart Industries, Inc.	4,923	88
	CIRCOR International, Inc.	2,657	112
	Comfort Systems USA, Inc.	6,010	171
	Cubic Corp.	3,520	166
	Curtiss-Wright Corp.	7,369	505
*	DXP Enterprises, Inc.	2,042	47
*	Dycom Industries, Inc.	5,235	366
*	Echo Global Logistics, Inc.	4,140	84
	EMCOR Group, Inc.	10,109	486
	Encore Wire Corp.	3,331	124
	EnerSys	7,155	400
	Engility Holdings, Inc.	2,783	90
	EnPro Industries, Inc.	3,539	155
	ESCO Technologies, Inc.	4,162	150
	Essendant, Inc.	6,026	196
	Exponent, Inc.	4,150	207
	Federal Signal Corp.	10,017	159
	Forward Air Corp.	4,969	214
	Franklin Electric Co., Inc.	6,202	168
	G & K Services, Inc. - Class A	3,227	203
	General Cable Corp.	7,879	106
*	Gibraltar Industries, Inc.	4,753	121
	The Greenbrier Cos., Inc.	3,808	124
	Griffon Corp.	6,132	109
	Harsco Corp.	12,909	102
*	Hawaiian Holdings, Inc.	7,633	270
	Healthcare Services Group, Inc.	11,599	404
	Heartland Express, Inc.	9,744	166
	Heidrick & Struggles International, Inc.	2,785	76
	Hillenbrand, Inc.	10,129	300
*	Hub Group, Inc. - Class A	5,754	190
	Insperity, Inc.	2,996	144
	Interface, Inc.	10,613	203
	John Bean Technologies Corp.	4,696	234
	Kaman Corp.	4,366	178
	Kelly Services, Inc. - Class A	4,788	77
	Knight Transportation, Inc.	9,912	240
	Korn/Ferry International	8,253	274
	Lindsay Corp.	1,819	132
*	Lydall, Inc.	2,747	97
	Marten Transport, Ltd.	3,848	68

The Accompanying Notes are an Integral Part of the Financial Statements.

54	Index 600 Stock Portfolio

Index 600 Stock Portfolio

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Industrials continued
	Matson, Inc.	7,019	299
	Matthews International Corp. - Class A	5,300	283
	Mobile Mini, Inc.	7,216	225
*	Moog, Inc. - Class A	5,370	325
	Mueller Industries, Inc.	9,212	250
*	MYR Group, Inc.	3,323	68
	National Presto Industries, Inc.	782	65
*	Navigant Consulting, Inc.	7,669	123
*	On Assignment, Inc.	7,659	344
*	Orion Marine Group, Inc.	4,397	18
*	PGT, Inc.	7,842	89
	Powell Industries, Inc.	1,417	37
	Quanex Building Products Corp.	5,467	114
*	Republic Airways Holdings, Inc.	8,203	32
	Resources Connection, Inc.	5,986	98
*	Roadrunner Transportation Systems, Inc.	4,872	46
*	Saia, Inc.	4,024	90
	Simpson Manufacturing Co., Inc.	6,614	226
	SkyWest, Inc.	8,180	156
	SPX Corp.	6,577	61
*	SPX Flow, Inc.	6,624	185
	Standex International Corp.	2,059	171
*	TASER International, Inc.	8,646	150
	Tennant Co.	2,875	162
	Tetra Tech, Inc.	9,514	248
	Titan International, Inc.	7,027	28
*	TrueBlue, Inc.	6,764	174
	UniFirst Corp.	2,459	256
	Universal Forest Products, Inc.	3,245	222
	US Ecology, Inc.	3,503	128
*	UTI Worldwide, Inc.	14,873	105
*	Veritiv Corp.	1,315	48
	Viad Corp.	3,246	92
*	Vicor Corp.	2,658	24
*	WageWorks, Inc.	5,793	263
	Watts Water Technologies, Inc. - Class A	4,534	225

	Total		16,981

	Information Technology (14.7%)
	ADTRAN, Inc.	7,988	137
*	Advanced Energy Industries, Inc.	6,615	187
*	Agilysys, Inc.	2,440	24
*	Anixter International, Inc.	4,570	276
	Badger Meter, Inc.	2,339	137
	Bel Fuse, Inc. - Class B	1,425	25
*	Benchmark Electronics, Inc.	8,144	168
	Black Box Corp.	2,479	24
	Blackbaud, Inc.	7,428	489
*	Blucora, Inc.	6,607	65

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Bottomline Technologies, Inc.	6,142	183
	Brooks Automation, Inc.	10,903	116
*	Cabot Microelectronics Corp.	3,878	170
*	CACI International, Inc. - Class A	3,907	362
*	CalAmp Corp.	5,892	117
*	Cardtronics, Inc.	7,239	244
*	CEVA, Inc.	3,295	77
	Checkpoint Systems, Inc.	6,795	43
*	CIBER, Inc.	11,523	40
*	Cirrus Logic, Inc.	10,266	303
*	Coherent, Inc.	3,898	254
	Cohu, Inc.	4,001	48
*	comScore, Inc.	5,211	214
	Comtech Telecommunications Corp.	2,602	52
*	Constant Contact, Inc.	5,178	151
	CSG Systems International, Inc.	5,270	190
	CTS Corp.	5,260	93
	Daktronics, Inc.	6,234	54
*	DHI Group, Inc.	6,790	62
*	Digi International, Inc.	4,078	46
*	Diodes, Inc.	6,265	144
*	DSP Group, Inc.	3,488	33
*	DTS, Inc.	2,782	63
	Ebix, Inc.	4,245	139
*	Electro Scientific Industries, Inc.	4,451	23
*	Electronics for Imaging, Inc.	7,689	359
	EPIQ Systems, Inc.	5,200	68
*	ePlus, Inc.	941	88
*	Exar Corp.	7,803	48
*	Exlservice Holdings, Inc.	5,311	239
*	Fabrinet	4,902	117
*	FARO Technologies, Inc.	2,804	83
	Forrester Research, Inc.	1,601	46
*	Gerber Scientific, Inc.	2,359	–
*	Harmonic, Inc.	14,034	57
	Heartland Payment Systems, Inc.	5,924	562
*	II-VI, Inc.	8,474	157
*	Insight Enterprises, Inc.	5,978	150
*	Interactive Intelligence Group	2,798	88
*	Itron, Inc.	6,108	221
*	Ixia	9,810	122
*	Kopin Corp.	10,070	27
*	Kulicke and Soffa Industries, Inc.	11,394	133
*	Liquidity Services, Inc.	3,939	26
	Littelfuse, Inc.	3,594	385
*	LivePerson, Inc.	7,944	54
*	LogMeIn, Inc.	4,039	271
*	Lumentum Holdings, Inc.	7,604	167
	ManTech International Corp. - Class A	3,927	119

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Information Technology continued
*	Mercury Systems, Inc.	5,321	98
	Methode Electronics, Inc. - Class A	6,201	197
*	Microsemi Corp.	15,416	502
*	MicroStrategy, Inc. - Class A	1,504	270
	MKS Instruments, Inc.	8,584	309
	Monolithic Power Systems	5,860	373
	Monotype Imaging Holdings, Inc.	6,432	152
*	Monster Worldwide, Inc.	14,714	84
	MTS Systems Corp.	2,391	152
*	Nanometrics, Inc.	3,898	59
*	NETGEAR, Inc.	5,078	213
*	Newport Corp.	6,218	99
	NIC, Inc.	9,836	194
*	OSI Systems, Inc.	2,956	262
	Park Electrochemical Corp.	3,264	49
*	Perficient, Inc.	5,693	97
*	Plexus Corp.	5,386	188
	Power Integrations, Inc.	4,582	223
*	Progress Software Corp.	8,094	194
*	QLogic Corp.	13,512	165
*	QuinStreet, Inc.	5,732	25
*	Rambus, Inc.	18,782	218
*	Rofin-Sinar Technologies, Inc.	4,571	122
*	Rogers Corp.	2,891	149
*	Rovi Corp.	13,320	222
*	Ruckus Wireless, Inc.	14,294	153
*	Rudolph Technologies, Inc.	5,030	71
*	Sanmina Corp.	12,637	260
*	ScanSource, Inc.	4,314	139
*	Semtech Corp.	10,460	198
*	Stamps.com, Inc.	2,408	264
*	Super Micro Computer, Inc.	5,898	145
*	Sykes Enterprises, Inc.	6,272	193
*	Synchronoss Technologies, Inc.	6,400	225
*	Take-Two Interactive Software, Inc.	13,639	475
*	Tangoe, Inc.	6,037	51
	TeleTech Holdings, Inc.	2,652	74
	Tessera Technologies, Inc.	7,732	232
*	TTM Technologies, Inc.	10,385	68
*	Ultratech, Inc.	4,260	84
*	VASCO Data Security International, Inc.	4,785	80
*	Veeco Instruments, Inc.	6,599	136
*	ViaSat, Inc.	7,175	438
*	Viavi Solutions, Inc.	37,404	228
*	Virtusa Corp.	4,370	181
*	XO Group, Inc.	3,809	61

	Total		16,712

	Materials (3.8%)
	A. Schulman, Inc.	4,722	145
*	AK Steel Holding Corp.	28,665	64

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	55

Index 600 Stock Portfolio

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Materials continued
	American Vanguard Corp.	4,136	58
	Balchem Corp.	5,081	309
*	Boise Cascade Co.	6,257	160
	Calgon Carbon Corp.	8,293	143
*	Century Aluminum Co.	7,986	35
*	Clearwater Paper Corp.	2,865	130
	Deltic Timber Corp.	1,763	104
*	Flotek Industries, Inc.	8,643	99
	FutureFuel Corp.	3,663	49
	H.B. Fuller Co.	8,149	297
	Hawkins, Inc.	1,530	55
	Haynes International, Inc.	2,006	74
*	Headwaters, Inc.	11,911	201
	Innophos Holdings, Inc.	3,101	90
	Innospec, Inc.	3,881	211
*	Intrepid Potash, Inc.	9,084	27
	Kaiser Aluminum Corp.	2,859	239
	KapStone Paper & Packaging Corp.	13,816	312
*	Koppers Holdings, Inc.	3,313	60
*	Kraton Performance Polymers, Inc.	4,920	82
*	LSB Industries, Inc.	3,162	23
	Materion Corp.	3,224	90
	Myers Industries, Inc.	3,595	48
	Neenah Paper, Inc.	2,699	168
	Olympic Steel, Inc.	1,472	17
	PH Glatfelter Co.	6,996	129
	Quaker Chemical Corp.	2,145	166
	Rayonier Advanced Materials, Inc.	6,910	68
	Schweitzer-Mauduit International, Inc.	4,911	206
	Stepan Co.	2,942	146
*	Stillwater Mining Co.	19,501	167
	SunCoke Energy, Inc.	10,313	36
	TimkenSteel Corp.	6,125	51
	Tredegar Corp.	4,003	54
	Wausau Paper Corp.	6,700	69

	Total		4,382

	Common Stocks (88.4%)	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services (0.8%)
*	8x8, Inc.	14,391	165
	Atlantic Tele-Network, Inc.	1,734	136
*	Cincinnati Bell, Inc.	33,825	122
	Consolidated Communications Holdings, Inc.	8,141	170
*	General Communication, Inc. - Class A	4,787	95
*	Iridium Communications, Inc.	13,008	109
*	Lumos Networks Corp.	3,702	41
	Spok Holdings, Inc.	3,385	62

	Total		900

	Utilities (3.6%)
	ALLETE, Inc.	7,373	375
	American States Water Co.	5,920	249
	Avista Corp.	10,042	355
	El Paso Electric Co.	6,516	251
	The Laclede Group, Inc.	6,987	415
	New Jersey Resources Corp.	13,828	456
	Northwest Natural Gas Co.	4,412	223
	NorthWestern Corp.	7,763	421
	Piedmont Natural Gas Co., Inc.	12,790	729
	South Jersey Industries, Inc.	11,131	262
	Southwest Gas Corp.	7,636	421

	Total		4,157

	Total Common Stocks
	(Cost: $90,617)		100,745

	Investment Companies (2.9%)	Shares/ $ Par	Value $ (000’s)

	Investment Companies (2.9%)
	iShares S&P SmallCap 600 Index Fund	29,721	3,273

	Total Investment Companies
	(Cost: $3,308)		3,273

	Short-Term Investments (5.2%)

	US Government & Agencies (5.2%)
	Federal Home Loan Bank, 0.23%, 2/19/16	2,000,000	1,999
	Federal Home Loan Bank, 0.29%, 2/26/16	1,000,000	1,000
	Federal Home Loan Bank, 0.33%, 4/27/16	1,500,000	1,498
	Federal Home Loan Bank, 0.35%, 2/9/16	1,000,000	1,000
(k)	Federal Home Loan Bank, 0.42%, 2/29/16	500,000	500

	Total Short-Term Investments
	(Cost: $5,997)		5,997

	Total Investments (96.5%)
	(Cost: $99,922)(a)		110,015

	Other Assets, Less
	Liabilities (3.5%)		3,978

	Net Assets (100.0%)		113,993

The Accompanying Notes are an Integral Part of the Financial Statements.

56	Index 600 Stock Portfolio

Index 600 Stock Portfolio

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $100,312 and the net unrealized appreciation of investments based on that cost was $9,703 which is comprised of $18,887 aggregate gross unrealized appreciation and $9,184 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2015.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P SmallCap 600 Index	Credit Suisse International	1-Month USD Libor + 5 Basis Points (Bps)	S&P SmallCap 600 Index	5/16	9,511	$(475)

						$(475)

(k)	Cash or securities with an aggregate value of $500 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2015.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$100,745	$-	$-
Investment Companies	3,273	-	-
Short-Term Investments	-	5,997	-
Total Assets:	$104,018	$5,997	$-
Liabilities:
Other Financial Instruments^
Total Return Swaps	-	(475)	-
Total Liabilities:	$-	$(475)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	57

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$515 million

Portfolio Overview

Mason Street Advisors, LLC the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio primarily invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

Market Overview

U.S. stock indices were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth. While generally favorable corporate earnings (outside of the energy sector) were a boost, plummeting oil prices, increased merger activity, and aggressive stimulus measures by central banks in Europe and Asia were a headwind.

As measured by the various Russell indices, large-cap stocks performed better than their mid- and small-cap counterparts, as both of the latter ended in negative territory overall. Growth outperformed value across all capitalization levels, particularly among small-cap names.

Portfolio Results

The Portfolio returned (5.45%) for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned (7.47%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Value Funds peer group for 2015 was (7.61%).

Broadly speaking, stock selection accounted for the Portfolio’s relative outperformance, while sector allocation detracted somewhat. The Energy, Industrials and Business Services, Consumer Discretionary, and Materials sectors all helped relative results, while Information Technology, Health Care, and Financials hurt.

The Energy sector proved to be the greatest relative contributor, as our stock holdings held their value better than their Index counterparts. Oil and gas producer Matador Resources Co. was a key name here, with shares holding up despite major sell-offs in the energy space.

In the Industrials and Business Services group, the Portfolio benefited from strong stock positioning, although the overweight position dragged on relative results. Outperformers included Beacon Roofing Supply, Inc. and Comfort Systems USA, Inc.. Both companies are benefiting from a recovery in the housing market, and Beacon Roofing Supply, Inc. received an additional boost from acquiring competitor RSG Roofing Supply.

Stock choices in the Consumer Discretionary sector also added relative value, most notably Pool Corp.. This wholesale distributor of pool supplies and landscape and irrigation products has gained market share amid increased pool construction and warmer climate patterns in much of the U.S.

The Materials sector was another area of relative strength, as stock selection more than made up for a detrimental overweight. A key name here was specialty chemicals company Innospec, Inc., which focuses on fuel additives and provides chemicals used in oil and gas production, including fracking. Despite weak end markets and some currency-related headwinds, the firm held steady in a period where many materials companies faced serious challenges.

The Information Technology sector detracted from relative results, owing to stock positioning. Belden, Inc., which manufactures cables and other connectivity products, had a strong 2014 after its acquisition of Tripwire, but recent weakness in its industrial end markets have led investors to be more cautious on the stock.

Stock selection in Health Care also created a drag on relative performance, particularly an exposure to Halyard Health, Inc.. This provider of surgical and infection prevention products faced difficulty in international markets and pricing competitiveness due to the strong U.S. dollar.

In Financials, the Portfolio’s underweight hurt, although stock choices partly mitigated that negative effect. Expectations of an interest rate increase provided a boost to the sector, making it the second-best-performing market segment in the Index.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

58	Small Cap Value Portfolio

Small Cap Value Portfolio

We anticipate that the U.S. economy should benefit from stable growth, driven by labor market strength, low inflation and reduced fiscal headwinds. We believe that interest rates may rise but will stay low, and the drop in energy costs could boost spending power for most consumers. Our strategy remains focused on strong companies with the ability to grow revenues and earnings regardless of the macroeconomic conditions, and we believe the market will continue to reward our bottom-up, fundamentals-based approach.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	-5.45%	7.46%	6.40%
Russell 2000® Value Index	-7.47%	7.67%	5.57%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	-7.61%	7.77%	6.23%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange traded funds as a cash management strategy. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks due to lack of liquidity, the additional expenses incurred as a stockholder in another investment company, and tracking error.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Home BancShares, Inc.	2.2%
ProAssurance Corp.	2.0%
East West Bancorp, Inc.	1.8%
West Pharmaceutical Services, Inc.	1.7%
SVB Financial Group	1.5%
Landstar System, Inc.	1.4%
Littelfuse, Inc.	1.4%
SYNNEX Corp.	1.4%
PNM Resources, Inc.	1.3%
Wintrust Financial Corp.	1.1%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio	59

Small Cap Value Portfolio

Schedule of Investments

December 31, 2015

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.6%)
	Aaron’s, Inc.	207,300	4,642
*	American Public Education, Inc.	84,600	1,574
	Cable One, Inc.	4,600	1,995
	Capella Education Co.	43,800	2,024
*	Cavco Industries, Inc.	39,400	3,282
*	Crocs, Inc.	97,800	1,002
	CSS Industries, Inc.	91,100	2,585
	Culp, Inc.	111,200	2,832
*	Dorman Products, Inc.	81,200	3,855
*	Drew Industries, Inc.	84,000	5,115
	Ethan Allen Interiors, Inc.	111,600	3,105
	Fred’s, Inc. - Class A	143,659	2,352
	Interval Leisure Group, Inc.	111,800	1,745
*	Meritage Homes Corp.	68,200	2,318
	New Media Investment Group, Inc.	200,100	3,894
*	Party City Holdco, Inc.	97,300	1,256
	Pier 1 Imports, Inc.	364,900	1,857
	Pool Corp.	69,000	5,574
*	Red Robin Gourmet Burgers, Inc.	24,100	1,488
	Scholastic Corp.	55,600	2,144
*	Sportsman’s Warehouse Holdings, Inc.	192,200	2,479
*	Steven Madden, Ltd.	88,800	2,684

	Total		59,802

	Consumer Staples (3.2%)
	Energizer Holdings, Inc.	76,000	2,589
	Pinnacle Foods, Inc.	61,400	2,607
*	Post Holdings, Inc.	38,700	2,388
	PriceSmart, Inc.	51,122	4,243
	SpartanNash Co.	114,700	2,482
	Vector Group, Ltd.	98,070	2,313

	Total		16,622

	Energy (3.7%)
	Atwood Oceanics, Inc.	99,100	1,014
	Bristow Group, Inc.	46,700	1,210
*	Clayton Williams Energy, Inc.	60,700	1,795
*	Matador Resources Co.	225,300	4,454
*	PDC Energy, Inc.	44,900	2,397
	RPC, Inc.	212,000	2,533
	Teekay Tankers, Ltd. - Class A	40,000	275
	Tesco Corp.	150,800	1,092
*	TETRA Technologies, Inc.	341,500	2,568
*	WPX Energy, Inc.	260,700	1,496

	Total		18,834

	Financials (34.8%)
	Acadia Realty Trust	147,900	4,903
	American Assets Trust, Inc.	34,800	1,335
	American Campus Communities, Inc.	86,300	3,568

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Assured Guaranty, Ltd.	102,900	2,720
	BankUnited, Inc.	114,200	4,118
	BBCN Bancorp, Inc.	217,900	3,752
*	Beneficial Bancorp, Inc.	242,000	3,223
	CatchMark Timber Trust, Inc. - Class A	137,170	1,551
	Cedar Realty Trust, Inc.	440,600	3,119
	Columbia Banking System, Inc.	173,200	5,631
	Compass Diversified Holdings	165,300	2,627
	Corporate Office Properties Trust	92,900	2,028
	Douglas Emmett, Inc.	83,900	2,616
	East West Bancorp, Inc.	223,298	9,280
	Employers Holdings, Inc.	143,400	3,915
	First Potomac Realty Trust	267,900	3,054
*	Forestar Group, Inc.	108,200	1,184
	Glacier Bancorp, Inc.	199,400	5,290
	Hatteras Financial Corp.	182,200	2,396
	Hercules Technology Growth Capital, Inc.	305,300	3,722
	Home BancShares, Inc.	274,100	11,106
	Houlihan Lokey, Inc.	27,800	729
	Janus Capital Group, Inc.	153,000	2,156
	Kilroy Realty Corp.	58,000	3,670
	Kite Realty Group Trust	119,325	3,094
	LaSalle Hotel Properties	136,500	3,434
	Main Street Capital Corp.	71,100	2,068
	National Bank Holding Corp. - Class A	174,200	3,723
	National Interstate Corp.	109,400	2,921
	Popular, Inc.	161,900	4,588
	Potlatch Corp.	91,200	2,758
	ProAssurance Corp.	212,200	10,298
	Prosperity Bancshares, Inc.	53,500	2,560
	PS Business Parks, Inc.	36,800	3,217
	Radian Group, Inc.	246,200	3,297
	RE/MAX Holdings, Inc.	14,900	556
	Redwood Trust, Inc.	193,900	2,559
	RenaissanceRe Holdings, Ltd.	12,800	1,449
	RLJ Lodging Trust	134,700	2,914
	Rouse Properties, Inc.	83,500	1,216
*	Safeguard Scientifics, Inc.	121,900	1,769
	Safety Insurance Group, Inc.	30,400	1,714
	Sandy Spring Bancorp, Inc.	122,200	3,294
	Saul Centers, Inc.	72,000	3,691
	State Auto Financial Corp.	107,200	2,207
*	SVB Financial Group	65,400	7,776
*	Third Point Reinsurance, Ltd.	12,700	170
	TowneBank	89,400	1,866
	TPG Specialty Lending, Inc.	112,900	1,831
	United Financial Bancorp, Inc.	237,300	3,056

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Waddell & Reed Financial, Inc. - Class A	59,800	1,714
	Washington Real Estate Investment Trust	114,100	3,088
	Wintrust Financial Corp.	117,100	5,682
	WSFS Financial Corp.	93,200	3,016

	Total		179,219

	Health Care (7.0%)
	Analogic Corp.	34,800	2,875
	Atrion Corp.	13,500	5,146
	Ensign Group, Inc.	50,600	1,145
*	Halyard Health, Inc.	123,500	4,126
	National Healthcare Corp.	62,100	3,832
*	Quidel Corp.	155,100	3,288
	Select Medical Holdings Corp.	171,300	2,040
*	Triple-S Management Corp. - Class B	90,100	2,154
*	WellCare Health Plans, Inc.	35,800	2,800
	West Pharmaceutical Services, Inc.	142,100	8,557

	Total		35,963

	Industrials (15.2%)
*	Aegion Corp.	147,400	2,846
*	Beacon Roofing Supply, Inc.	113,000	4,653
	Brady Corp. - Class A	116,800	2,684
	CIRCOR International, Inc.	62,400	2,630
	Comfort Systems USA, Inc.	111,500	3,169
	Cubic Corp.	40,900	1,933
	ESCO Technologies, Inc.	114,600	4,142
*	FTI Consulting, Inc.	72,700	2,520
	G & K Services, Inc. - Class A	77,400	4,868
*	Genesee & Wyoming, Inc. - Class A	91,300	4,902
	Hillenbrand, Inc.	64,390	1,908
	Kaman Corp.	75,400	3,077
*	Kirby Corp.	51,900	2,731
	Landstar System, Inc.	126,700	7,431
	Matthews International Corp. - Class A	58,400	3,122
	McGrath RentCorp	183,300	4,617
	MSA Safety, Inc.	54,400	2,365
*	Navigant Consulting, Inc.	217,500	3,493
	Nordson Corp.	20,300	1,302
*	RBC Bearings, Inc.	38,500	2,487
	Sun Hydraulics Corp.	83,600	2,653
	Triumph Group, Inc.	27,300	1,085
	Universal Forest Products, Inc.	62,400	4,266
	Universal Truckload Services, Inc.	98,894	1,388
*	UTI Worldwide, Inc.	299,600	2,106

	Total		78,378

The Accompanying Notes are an Integral Part of the Financial Statements.

60	Small Cap Value Portfolio

Small Cap Value Portfolio

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Information Technology (9.8%)
*	Advanced Energy Industries, Inc.	130,200	3,675
	Badger Meter, Inc.	49,900	2,924
	Belden, Inc.	90,800	4,329
	Brooks Automation, Inc.	204,300	2,182
*	Cabot Microelectronics Corp.	100,800	4,413
	Electro Rent Corp.	217,800	2,004
*	Fabrinet	51,500	1,227
	Intersil Corp. - Class A	165,400	2,110
*	Ixia	251,500	3,126
	Littelfuse, Inc.	66,500	7,116
	Methode Electronics, Inc. - Class A	88,900	2,830
*	Newport Corp.	94,000	1,492
*	Progress Software Corp.	118,200	2,837
*	Sonus Networks, Inc.	98,460	702
	SYNNEX Corp.	77,700	6,987
*	Veeco Instruments, Inc.	119,500	2,457

	Total		50,411

	Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

	Materials (5.1%)
	American Vanguard Corp.	130,800	1,832
	Carpenter Technology Corp.	98,400	2,979
*	Clearwater Paper Corp.	80,200	3,651
	Innospec, Inc.	103,600	5,627
	Minerals Technologies, Inc.	86,900	3,985
	Myers Industries, Inc.	234,000	3,117
	Reliance Steel & Aluminum Co.	31,700	1,836
	Wausau Paper Corp.	335,300	3,430

	Total		26,457

	Utilities (7.4%)
	Atmos Energy Corp.	26,500	1,671
	Cleco Corp.	72,400	3,780
	El Paso Electric Co.	125,300	4,824
	NorthWestern Corp.	98,800	5,360
	ONE Gas, Inc.	112,600	5,649
	PNM Resources, Inc.	226,000	6,909

Common Stocks (97.8%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Portland General Electric Co.	100,500	3,655
Southwest Gas Corp.	52,800	2,912
WGL Holdings, Inc.	49,100	3,093

Total		37,853

Total Common Stocks
(Cost: $417,079)		503,539

Total Investments (97.8%)
(Cost: $417,079)(a)		503,539

Other Assets, Less
Liabilities (2.2%)		11,431

Net Assets (100.0%)		514,970

*	Non-Income Producing

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $417,501 and the net unrealized appreciation of investments based on that cost was $86,038 which is comprised of $118,402 aggregate gross unrealized appreciation and $32,364 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Domestic Common Stocks	$503,539	$-	$-
Total Assets:	$503,539	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	61

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$485 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). FIAM was appointed sub-adviser to the Portfolio effective July 31, 2015. Prior to that time, the Portfolio was sub-advised by Janus Capital Management LLC (“Janus”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes have high barriers to entry, structural growth drivers and above-average growth potential. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Market Overview

International stocks, as measured by the MSCI EAFE® Index, finished 2015 lower with a return of a (0.39%). Stocks in many international markets rebounded during the latter portion of the year, as low interest rates and stabilizing economic growth outweighed intermittent worries about China’s slowdown, a continued decline in already-weak commodity prices and uncertainty until December about when U.S. interest rates would move higher. Japan’s equity market posted one of the strongest results during the year, while developed Europe as a whole posted a negative return.

Equity returns in emerging markets lagged those of developed markets, as economic growth slowed in many of these commodity-driven areas. In 2015, the MSCI® Emerging Markets Index had a return of (14.60%).

Portfolio Results

The Portfolio returned (1.73%) for the twelve months ended December 31, 2015. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI EAFE® Growth Index (the “Index”) and the MSCI® All Country World (ex-US) Growth Index, returned 4.47% and (0.91%), respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the International Multi-Cap Growth Funds peer group was (0.05%) for 2015.

As noted above, prior to July 31, 2015, the Portfolio was managed by Janus. With respect to the period prior to July 31, 2015, holdings in the Consumer Discretionary and Materials sectors detracted the most from relative performance, while stock selection in the Financials and Health Care sectors contributed. On a country basis, holdings in Japan and Switzerland detracted during the period. Stock selection in the UK and an underweight to Australia contributed to performance. From an individual security perspective, silicon wafer maker Sumco Corporation, commodities company Glencore, and NGK Spark Plug were top detractors. Danish insulin maker Novo Nordisk A/S, pharmaceuticals company Indivior, and insurer AIA Group, Ltd. were top contributors.

The following attribution comments relate to the period July 31, 2015 through December 31, 2015, during which FIAM acted as the Portfolio’s sub-adviser.

For the partial year period, security selection, most notably in the Financials and Health Care sectors, was the primary detractor. The Portfolio Manager’s general preference for well capitalized banks in highly consolidated markets, mostly in Northern Europe, and an overweighting in Swiss global investment bank UBS were responsible for most of the underperformance in the Financials sector. In the Health Care sector, a sizeable overweighting in Novartis AG, also the fund’s largest single position, detracted. The drag from ongoing issues in its Alcon consumer eyecare business continued to weigh on the stock through the latter half of the year.

Overall, market selection was additive, helped, in particular, by the overweighting in Information Technology stocks. Stock selection in the Information Technology and Consumer Discretionary sectors also offset some of the losses in the Financials and Health Care sectors. Global payment processors Visa and MasterCard continued to produce impressive results.

In country terms, stock picking was weak in Japan and Germany. In Japan, the Portfolio was generally underexposed to the biggest exporters, a segment of the market that rallied strongly on expectations of further Yen weakening.

Portfolio Manager Outlook

The following forward looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

Regardless of the macro environment, we are looking for companies with multiyear structural growth drivers, pricing power, and attractive valuations. Europe continues to be an important source of new ideas for the Portfolio. Following significant underperformance over the last twelve months within many peripheral European markets coupled with improved economic prospects, we are once again finding incremental opportunities in countries such as Spain and Italy.

62	International Growth Portfolio

International Growth Portfolio (unaudited)

We also remain enthusiastic about Japanese small-caps. The government’s push toward corporate governance reform is beginning to take hold within select Japanese companies. If this continues, one might reasonably expect the Portfolio’s Japan underweighting to narrow.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
International Growth Portfolio	-1.73%	2.87%	1.97%
MSCI EAFE® Growth Index (Gross)**	4.47%	4.97%	4.39%
MSCI® All Country World (ex-US) Growth Index (Gross)	-0.91%	2.48%	4.03%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Growth Funds Average	-0.05%	3.32%	3.74%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

** The MSCI EAFE Growth Index (Gross) replaced the MSCI All Country World (ex-US) Growth Index (Gross) as the Portfolio’s primary benchmark in connection with the appointment of the Portfolio’s sub-adviser effective July 31, 2015, based on the view that it would better align with the sub-adviser’s intended investment strategies.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Nestle SA	3.9%
Roche Holding AG	3.8%
Novartis AG	3.7%
Anheuser-Busch InBev SA/NV	3.0%
Reckitt Benckiser Group PLC	2.9%
Industria de Diseno Textil SA	2.7%
CSL, Ltd.	2.6%
Novo Nordisk A/S	2.5%
Assa Abloy AB	2.4%
Visa, Inc.	2.3%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio	63

International Growth Portfolio

Schedule of Investments

December 31, 2015

	Foreign Common Stocks (96.4%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (15.2%)
	Autoliv, Inc.	United States	53,600	6,688
	DENSO Corp.	Japan	199,800	9,671
	Domino’s Pizza, Inc.	United States	20,114	2,238
	Fast Retailing Co., Ltd.	Japan	9,300	3,299
	Hennes & Mauritz AB - B Shares	Sweden	132,717	4,750
	Howden Joinery Group PLC	United Kingdom	165,300	1,283
	Industria de Diseno Textil SA	Spain	375,055	12,916
	Informa PLC	United Kingdom	376,321	3,401
	InterContinental Hotels Group PLC, ADR	United Kingdom	261,000	10,111
*	Mohawk Industries, Inc.	United States	33,900	6,420
	Naspers, Ltd. - Class N	South Africa	37,100	5,086
	Rightmove PLC	United Kingdom	21,500	1,307
	USS Co., Ltd.	Japan	422,300	6,430

	Total			73,600

	Consumer Staples (17.8%)
	Anheuser-Busch InBev SA/NV	Belgium	117,700	14,633
	Associated British Foods PLC	United Kingdom	112,500	5,543
*	BGF retail Co., Ltd.	South Korea	15,876	2,322
	Clicks Group, Ltd.	South Africa	182,371	1,049
	Coca-Cola East Japan Co., Ltd.	Japan	80,300	1,305
	Fomento Economico Mexicano SAB de CV, ADR	Mexico	28,600	2,641
	Japan Tobacco, Inc.	Japan	125,900	4,683
	Molson Coors Brewing Co.	United States	22,000	2,066
	Nestle SA	Switzerland	257,135	19,139
	Philip Morris International, Inc.	United States	62,100	5,459
	PriceSmart, Inc.	United States	25,800	2,141
	Reckitt Benckiser Group PLC	United Kingdom	150,733	13,957
	Reynolds American, Inc.	United States	80,100	3,697
	SABMiller PLC	United Kingdom	126,415	7,584

	Total			86,219

	Energy (0.4%)
	Pason Systems, Inc.	Canada	125,400	1,757

	Total			1,757

	Financials (16.2%)
	AIA Group, Ltd.	Hong Kong	1,508,888	9,073
	Azimut Holding SpA	Italy	53,400	1,338
	Azrieli Group	Israel	32,800	1,222
*	Berkshire Hathaway, Inc.	United States	33,000	4,357
*	Credit Suisse Group AG	Switzerland	86,333	1,870
*	Hispania Activos Inmobiliarios SA	Spain	72,200	1,028
	Housing Development Finance Corp., Ltd.	India	195,604	3,736
*	Jyske Bank A/S	Denmark	74,300	3,377
	KBC Groep NV	Belgium	82,744	5,186
	Lloyds Banking Group PLC	United Kingdom	3,512,813	3,784
	McGraw Hill Financial, Inc.	United States	31,600	3,115
	Merlin Properties Socimi SA	Spain	108,600	1,363
	Mitsui Fudosan Co., Ltd.	Japan	221,000	5,619
	Moody’s Corp.	United States	23,700	2,378

	Foreign Common Stocks (96.4%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Prudential PLC	United Kingdom	344,522	7,776
	Seven Bank, Ltd.	Japan	1,010,797	4,482
	Shaftesbury PLC	United Kingdom	91,700	1,236
	Shinsei Bank, Ltd.	Japan	1,311,000	2,443
	Svenska Handelsbanken AB	Sweden	390,700	5,225
	UBS Group AG	Switzerland	462,300	8,955
	UNITE Group PLC/The	United Kingdom	136,800	1,323

	Total			78,886

	Health Care (19.3%)
	Astellas Pharma, Inc.	Japan	640,000	9,220
	Bayer AG	Germany	54,205	6,822
*	China Biologic Products, Inc.	United States	21,600	3,077
	CSL, Ltd.	Australia	166,840	12,803
	Hoya Corp.	Japan	115,400	4,782
	Novartis AG	Switzerland	207,326	17,967
	Novo Nordisk A/S	Denmark	207,599	12,089
	ResMed, Inc.	United States	45,100	2,422
	Roche Holding AG	Switzerland	66,764	18,424
	Shire PLC	Ireland	85,681	5,934

	Total			93,540

	Industrials (10.7%)
	ANDRITZ AG	Austria	87,254	4,272
	Assa Abloy AB	Sweden	549,000	11,576
	Babcock International Group PLC	United Kingdom	197,400	2,957
	BAE Systems PLC	United Kingdom	376,900	2,776
	Berendsen PLC	United Kingdom	182,700	2,906
	East Japan Railway Co.	Japan	44,300	4,220
	Fagerhult AB	Sweden	119,200	2,224
	Interpump Group SpA	Italy	161,100	2,507
	Intrum Justitia AB	Sweden	37,800	1,292
	OSG Corp.	Japan	93,800	1,794
	Prosegur Cia de Seguridad SA	Spain	256,500	1,185
	Schindler Holding AG	Switzerland	33,673	5,652
	SHO-BOND Holdings Co., Ltd.	Japan	58,000	2,133
	Sydney Airport	Australia	555,799	2,572
	Transurban Group	Australia	508,606	3,880
*	Transurban Group - Rights expire 1/21/16	Australia	26,592	203

	Total			52,149

	Information Technology (12.8%)
*	58.com, Inc., ADR	Cayman Islands	28,300	1,867
*	Alibaba Group Holding, Ltd., ADR	China	44,579	3,623
*	Alphabet, Inc. - Class A	United States	9,800	7,625
	Amadeus IT Holding SA - Class A	Spain	133,000	5,881
	Keyence Corp.	Japan	10,800	6,027
	MasterCard, Inc.	United States	103,800	10,106
*	NAVER Corp.	South Korea	4,601	2,582
	Nintendo Co., Ltd.	Japan	16,100	2,244
	Playtech PLC	Isle Of Man	140,733	1,727
	SS&C Technologies Holdings, Inc.	United States	72,100	4,922

The Accompanying Notes are an Integral Part of the Financial Statements.

64	International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (96.4%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,060,000	4,615
Visa, Inc.	United States	140,800	10,919

Total			62,138

Materials (3.7%)
CRH PLC, ADR	Ireland	232,600	6,703
James Hardie Industries PLC	Ireland	476,593	6,067
Martin Marietta Materials, Inc.	United States	18,500	2,527
The Sherwin-Williams Co.	United States	5,800	1,506
Tikkurila Oyj	Finland	69,700	1,220

Total			18,023

Foreign Common Stocks (96.4%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (0.3%)
Safaricom, Ltd.	Kenya	8,434,600	1,344

Total			1,344

Total Foreign Common Stocks
(Cost: $471,088)			467,656

Total Investments (96.4%)
(Cost: $471,088)(a)			467,656

Other Assets, Less
Liabilities (3.6%)			17,657

Net Assets (100.0%)			485,313

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $471,667 and the net unrealized depreciation of investments based on that cost was $4,011 which is comprised of $19,084 aggregate gross unrealized appreciation and $23,095 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United States	16.8%
Switzerland	14.8%
Japan	14.1%
United Kingdom	13.6%
Sweden	5.2%
Other	31.9%
Total	96.4%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Industrials	$51,946	$203	$-
All Others	415,507	-	-
Total Assets:	$467,453	$203	$-

For the period ended December 31, 2015, there were transfers from Level 2 to Level 1 in the amount of $100,519 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2015.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	65

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$498 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. A team of research analysts selects investments for the Portfolio using a “bottom up” investment approach. MFS® allocates the Portfolio’s assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), and in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

Market Overview

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. While the U.S. Federal Reserve raised interest rates at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period, and the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”).

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Exports were crimped by the U.S. dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. In emerging markets, weaker Chinese growth, the resulting decline in commodity prices and the prospect for higher U.S. interest rates weighed on EM equities.

Portfolio Results

For the twelve months ended December 31, 2015, the Portfolio returned (1.11%). By comparison, its primary and secondary benchmarks, the MSCI® All Country World (ex-US) Index (the “Index”) and MSCI EAFE® Index, returned (5.25%) and (0.39%), respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio outperformed the average return of its peer group, International Multi-Cap Core Funds, which was (1.97%) for 2015, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Stock selection within the Financials sector contributed to performance relative to the Index. An overweight position in investment management and banking firm UBS Group AG (Switzerland) aided relative results.

An underweight position and strong stock selection in the Energy sector and stock selection in the Consumer Discretionary sector also contributed to relative performance. However, there were no individual stocks within either sector that were among the portfolio’s largest relative contributors during the period.

Strong stock selection in the Consumer Staples sector also helped relative returns. Within this sector, overweight positions in tobacco company Japan Tobacco, Inc. (Japan) and household products manufacturer Reckitt Benckiser Group PLC (United Kingdom), and the portfolio’s holdings of food and drug store operator Sundrug Co. (Japan), boosted relative performance.

Security selection in the Telecommunication Services sector also benefited relative returns, led by an overweight position in telecommunications company KDDI Corp. (Japan).

Elsewhere, overweight positions in pharmaceutical company Santen Pharmaceutical Co., Ltd. (Japan), semiconductor and system solutions provider Infineon Technologies AG (Germany), pharmaceutical and diagnostic company Roche Holding AG (Switzerland) and medical products manufacturer Terumo Corp. (Japan) also strengthened relative performance. Additionally, the timing of Portfolio’s ownership in Nippon Paint Holdings Co., Ltd. (Japan) also boosted relative returns.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposure to holdings of securities denominated in foreign currencies, was another contributor to relative performance.

At the other end of the spectrum, weak stock selection in the Health Care sector detracted from relative performance. Not holding pharmaceutical company Novo Nordisk (Denmark) and an overweight position in pharmaceutical company Valeant Pharmaceuticals International, Inc. (Canada), weighed on relative returns.

Elsewhere, overweight positions in mining operator Rio Tinto PLC (Australia), integrated circuits manufacturer MediaTek, Inc. (Taiwan), electrical distribution equipment manufacturer Schneider Electric SE (France), gas supplier Linde (Germany), global energy and petrochemicals company Royal Dutch Shell (United Kingdom), steel producer Gerdau (Brazil) and foods producer M. Dias Branco SA Industria e Comercio de Alimentos (Brazil) benefited relative performance. Additionally, not owning shares of internet software service provider Tencent Holdings (China) also weighed on relative results.

66	Research International Core Portfolio

Research International Core Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a Portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the general foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Research International Core Portfolio	-1.11%	2.77%	0.11%
MSCI® All Country World (ex-US) Index (Gross)	-5.25%	1.51%	0.11%
MSCI EAFE® Index (Gross)	-0.39%	4.07%	0.25%
Lipper® Variable Insurance Products (VIP) International Mulit-Cap Core Funds Average	-1.97%	2.95%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Roche Holding AG	3.7%
Nestle SA	3.5%
Novartis AG	3.3%
HSBC Holdings PLC	2.1%
Bayer AG	1.9%
Danone SA	1.9%
Mitsubishi UFJ Financial Group, Inc.	1.9%
Westpac Banking Corp.	1.8%
UBS Group AG	1.8%
Schneider Electric SE	1.7%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio	67

Research International Core Portfolio

Schedule of Investments

December 31, 2015

	Foreign Common Stocks (99.5%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (11.5%)
	ABC-Mart, Inc.	Japan	32,300	1,787
	Burberry Group PLC	United Kingdom	96,193	1,695
	Compass Group PLC	United Kingdom	227,018	3,932
	Denso Corp.	Japan	160,500	7,769
	Esprit Holdings, Ltd.	Hong Kong	1,240,100	1,366
	GKN PLC	United Kingdom	1,767,233	8,035
*	Global Brands Group Holding, Ltd.	Bermuda	2,286,000	434
	Hennes & Mauritz AB - Class B	Sweden	85,873	3,073
	LVMH Moet Hennessy Louis Vuitton SA	France	32,587	5,131
	RELX NV	Netherlands	435,325	7,352
	USS Co., Ltd.	Japan	164,400	2,503
	Whitbread PLC	United Kingdom	97,788	6,344
	WPP PLC	Jersey Channel Islands	269,799	6,217
	Yum! Brands, Inc.	United States	24,321	1,777

	Total			57,415

	Consumer Staples (11.6%)
	AMBEV SA, ADR	Brazil	459,623	2,050
	Danone SA	France	138,732	9,390
	Japan Tobacco, Inc.	Japan	196,400	7,306
	L’Oreal SA	France	40,569	6,847
	M Dias Branco SA	Brazil	15,316	257
	Magnit PJSC	Russia	7,514	1,156
	Nestle SA	Switzerland	230,617	17,165
	PriceSmart, Inc.	United States	13,665	1,134
	Reckitt Benckiser Group PLC	United Kingdom	87,877	8,137
	Sundrug Co., Ltd.	Japan	64,900	4,222

	Total			57,664

	Energy (4.4%)
	BG Group PLC	United Kingdom	376,912	5,473
*	Cairn Energy PLC	United Kingdom	534,579	1,243
	Enbridge, Inc.	Canada	65,137	2,166
	Galp Energia SGPS SA	Portugal	261,619	3,048
	INPEX Corp.	Japan	236,500	2,333
	Oil Search, Ltd.	Australia	487,346	2,379
	Royal Dutch Shell PLC - Class A	Netherlands	181,240	4,077
	Technip SA	France	25,735	1,279

	Total			21,998

	Financials (24.8%)
*	ABN AMRO Group NV	Netherlands	219,348	4,927
	AEON Financial Service Co., Ltd.	Japan	119,300	2,706
	AIA Group, Ltd.	Hong Kong	1,353,200	8,137
	Barclays PLC	United Kingdom	2,093,092	6,754
	BNP Paribas SA	France	114,387	6,493
	BOC Hong Kong Holdings, Ltd.	Hong Kong	752,000	2,295
	DBS Group Holdings, Ltd.	Singapore	171,900	2,023
	Deutsche Wohnen AG	Germany	68,305	1,901
	Element Financial Corp.	Canada	184,039	2,221

	Foreign Common Stocks (99.5%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	HDFC Bank, Ltd., ADR	India	53,449	3,293
	Hiscox, Ltd.	Bermuda	171,809	2,670
	HSBC Holdings PLC	United Kingdom	1,305,483	10,319
	Intesa Sanpaolo SPA	Italy	1,977,264	6,636
*	Julius Baer Group, Ltd.	Switzerland	67,638	3,286
	Kasikornbank PCL	Thailand	283,100	1,184
	KBC Groep NV	Belgium	71,182	4,461
*	LEG Immobilien AG	Germany	32,813	2,692
	Lloyds Banking Group PLC	United Kingdom	7,444,939	8,020
	Mitsubishi UFJ Financial Group, Inc.	Japan	1,486,800	9,365
	Sony Financial Holdings, Inc.	Japan	176,900	3,207
	Sumitomo Mitsui Financial Group, Inc.	Japan	166,200	6,369
	UBS Group AG	Switzerland	453,166	8,832
	Westpac Banking Corp.	Australia	372,033	9,098
*	Zurich Insurance Group AG	Switzerland	24,982	6,445

	Total			123,334

	Health Care (11.7%)
	Bayer AG	Germany	76,924	9,680
	Novartis AG	Switzerland	191,316	16,580
	Roche Holding AG	Switzerland	66,985	18,485
	Santen Pharmaceutical Co., Ltd.	Japan	412,600	6,886
	Terumo Corp.	Japan	126,000	3,963
*	Valeant Pharmaceuticals International, Inc.	Canada	25,028	2,544

	Total			58,138

	Industrials (10.1%)
	Brambles, Ltd.	Australia	374,819	3,160
	Brenntag AG	Germany	32,307	1,695
	CK Hutchison Holdings, Ltd.	Cayman Islands	363,400	4,895
	Daikin Industries, Ltd.	Japan	71,700	5,310
	GEA Group AG	Germany	61,926	2,517
	Kubota Corp.	Japan	421,000	6,613
	Legrand SA	France	30,927	1,754
	Mitsubishi Corp.	Japan	154,800	2,612
	Schindler Holding AG	Switzerland	31,072	5,212
	Schneider Electric SE	France	145,898	8,333
	Stagecoach Group PLC	United Kingdom	253,827	1,109
	Yamato Holdings Co., Ltd.	Japan	342,700	7,345

	Total			50,555

	Information Technology (7.4%)
*	Alibaba Group Holding, Ltd., ADR	China	37,368	3,037
	Amadeus IT Holding SA - Class A	Spain	54,618	2,415
*	Cognizant Technology Solutions Corp. - Class A	United States	92,165	5,532
	Dassault Systemes SA	France	24,958	2,001
	Infineon Technologies AG	Germany	302,696	4,443
	MasterCard, Inc.	United States	38,004	3,700
	MediaTek, Inc.	Taiwan	472,000	3,592

The Accompanying Notes are an Integral Part of the Financial Statements.

68	Research International Core Portfolio

Research International Core Portfolio

Foreign Common Stocks (99.5%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Nomura Research Institute, Ltd.	Japan	58,090	2,257
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,647,189	7,171
Telefonaktiebolaget LM Ericsson - Class B	Sweden	291,142	2,838

Total			36,986

Materials (9.2%)
Akzo Nobel NV	Netherlands	112,913	7,569
BHP Billiton PLC	United Kingdom	250,719	2,809
Croda International PLC	United Kingdom	115,157	5,164
Gerdau SA, ADR	Brazil	573,894	689
Iluka Resources, Ltd.	Australia	474,600	2,120
Linde AG	Germany	43,839	6,379
Nippon Paint Holdings Co., Ltd.	Japan	256,800	6,320
Orica, Ltd.	Australia	281,113	3,175
Rio Tinto PLC	United Kingdom	273,777	7,989
Symrise AG	Germany	53,848	3,589

Total			45,803

Foreign Common Stocks (99.5%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (4.9%)
BT Group PLC	United Kingdom	486,244	3,381
Hellenic Telecommunications Organization SA	Greece	161,643	1,623
KDDI Corp.	Japan	285,200	7,484
Mobile TeleSystems OJSC	Russia	216,489	623
Philippine Long Distance Telephone Co.	Philippines	22,210	972
SoftBank Group Corp.	Japan	69,800	3,565
TDC A/S	Denmark	322,477	1,615
Vodafone Group PLC	United Kingdom	1,585,987	5,167

Total			24,430

Utilities (3.9%)
APA Group	Australia	497,088	3,144
Centrica PLC	United Kingdom	738,729	2,375
China Resources Gas Group, Ltd.	Hong Kong	1,064,000	3,171
Enel SpA	Italy	707,795	2,994
Engie SA	France	254,065	4,508
Tokyo Gas Co., Ltd.	Japan	668,000	3,172

Total			19,364

Total Foreign Common Stocks
(Cost: $504,569)			495,687

Total Investments (99.5%)
(Cost: $504,569)(a)			495,687

Other Assets, Less
Liabilities (0.5%)			2,708

Net Assets (100.0%)			498,395

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $507,477 and the net unrealized depreciation of investments based on that cost was $11,790 which is comprised of $42,416 aggregate gross unrealized appreciation and $54,206 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	20.7%
United Kingdom	17.6%
Switzerland	15.2%
France	9.2%
Germany	6.6%
Other	30.2%
Total	99.5%

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	69

Research International Core Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Staples	$56,508	$1,156	$-
Telecommunication Services	23,807	623	-
All Others	413,593	-	-
Total Assets:	$493,908	$1,779	$-

For the period ended December 31, 2015, there were transfers from Level 2 to Level 1 in the amount of $368,131 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2015.

The Accompanying Notes are an Integral Part of the Financial Statements.

70	Research International Core Portfolio

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.6 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that are believed to be undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Market Overview

The global economy expanded moderately during the year. As measured by the MSCI® World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey and ongoing uncertainty over the U.S. Federal Reserve’s (the “Fed”) timing for raising interest rates. Toward the end of the year, equity markets recovered somewhat as the Fed increased its federal funds target range after maintaining a near-zero rate for seven years, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

Portfolio Results

For the twelve months ended December 31, 2015, the Portfolio returned (2.21%). By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned (5.25%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Multi-Cap Value Funds, was (3.80%) for 2015, according to Lipper® Analytical Services, Inc., an independent mutual fund rating agency.

In this difficult environment, the Portfolio performed better than the Index. The Materials sector delivered strong relative returns, helped by stock selection and an underweight in metals and mining, an industry facing the dual headwinds of slowing Chinese demand and growing excess capacity. Stock selection in construction materials firms also helped relative performance. For example, Irish building materials firm CRH PLC and German cement-maker HeidelbergCement AG performed well as they benefited from industry consolidation and restructuring as well as improving end-market demand.

Stock selection in Financials also contributed to the Portfolio’s relative performance. Swiss Re AG, the world’s second largest reinsurer, was a solid performer, rallying to the highest levels in over a decade due to benign natural weather events and successful operational and financial management.

An overweight position in the Health Care sector contributed to relative returns, led by Israeli generic drug-maker Teva Pharmaceutical Industries, Ltd., ADR, which agreed to acquire the generics business of U.S. specialty pharmaceuticals firm Allergan. The deal is expected to create considerable cost synergies and economies of scale. More broadly in Health Care, major pharmaceuticals firms rallied and the industry traded at a slight premium to the broader market.

Turning to detractors, an underweight allocation and stock selection in the defensive Consumer Staples sector hurt relative performance. Despite the sector’s stable earnings and balance sheet profile, the Portfolio found few opportunities among what are considered richly valued companies in a competitive industry selling commoditized products at single-digit profit margins. Stock selection in Telecommunication Services also lagged, pressured by Spanish mobile company Telefonica SA, which faced headwinds in its Latin American operations.

From a regional standpoint, stock selection and an overweight in Europe contributed to relative performance, while the Portfolio’s underweight and stock selection in Japan, the world’s top performing developed market in 2015, led to underperformance for the Portfolio’s Asia allocation.

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

A critical insight we have gleaned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment

International Equity Portfolio	71

International Equity Portfolio (unaudited)

horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. But, empirical evidence has shown that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to growth, quality and safety. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our Portfolio accordingly.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
International Equity Portfolio	-2.21%	3.41%	3.94%
MSCI® All Country World (ex-US) Index (Gross)	-5.25%	1.51%	3.38%
MSCI EAFE® Index (Gross)	-0.39%	4.07%	3.50%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average	-3.80%	1.96%	1.82%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	2.0%
Teva Pharmaceutical Industries, Ltd., ADR	1.9%
Deutsche Boerse AG	1.8%
Telenor ASA	1.8%
Credit Agricole SA	1.8%
CK Hutchison Holdings, Ltd.	1.7%
Singapore Telecommunications, Ltd.	1.7%
Roche Holding AG	1.7%
Nissan Motor Co., Ltd.	1.6%
Bayer AG	1.6%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

72	International Equity Portfolio

International Equity Portfolio

Schedule of Investments

December 31, 2015

	Foreign Common Stocks (97.4%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (10.9%)
	Cie Generale des Etablissements Michelin	France	157,858	15,079
	Haier Electronics Group Co., Ltd.	Bermuda	7,494,550	15,202
*	Hyundai Mobis Co., Ltd.	South Korea	82,150	17,270
	Hyundai Motor Co.	South Korea	154,950	19,690
	Kingfisher PLC	United Kingdom	4,233,390	20,564
*	LG Electronics, Inc.	South Korea	187,130	8,586
	Marks & Spencer Group PLC	United Kingdom	1,641,620	10,948
	Nissan Motor Co., Ltd.	Japan	2,477,990	26,379
	Sky PLC	United Kingdom	1,290,860	21,161
	Toyota Motor Corp.	Japan	334,320	20,828

	Total			175,707

	Consumer Staples (2.9%)
	Kirin Holdings Co., Ltd.	Japan	567,600	7,780
	METRO AG	Germany	302,910	9,731
	Suntory Beverage & Food, Ltd.	Japan	401,300	17,762
*	Tesco PLC	United Kingdom	4,916,610	10,836

	Total			46,109

	Energy (12.0%)
	BP PLC	United Kingdom	4,579,110	23,897
	Eni SpA	Italy	1,116,505	16,744
	Galp Energia SGPS SA	Portugal	1,849,900	21,551
	Kunlun Energy Co., Ltd.	Bermuda	13,549,350	12,063
	Petrofac, Ltd.	United Kingdom	1,564,250	18,356
	Precision Drilling Corp.	Canada	2,444,630	9,664
	Repsol SA	Spain	860,140	9,460
	Royal Dutch Shell PLC - Class B	United Kingdom	949,875	21,607
*	SBM Offshore NV	Netherlands	1,371,290	17,376
	Suncor Energy, Inc.	Canada	318,020	8,210
	Technip SA	France	304,810	15,150
	Total SA	France	429,880	19,278

	Total			193,356

	Financials (25.5%)
	Aegon NV	Netherlands	2,471,650	14,048
	AIA Group, Ltd.	Hong Kong	2,679,820	16,113
	Aviva PLC	United Kingdom	2,395,180	18,220
	AXA SA	France	744,155	20,404
	Bangkok Bank PCL	Thailand	2,911,000	12,336
	Barclays PLC	United Kingdom	5,978,270	19,292
	BNP Paribas SA	France	446,500	25,344
	Cheung Kong Property Holdings, Ltd.	Cayman Islands	2,040,070	13,359
	China Life Insurance Co., Ltd.	China	5,246,010	16,990
	Credit Agricole SA	France	2,406,300	28,452
*	Credit Suisse Group AG	Switzerland	1,124,555	24,353
	DBS Group Holdings, Ltd.	Singapore	2,175,000	25,602
	Deutsche Boerse AG	Germany	324,180	28,674
	Hana Financial Group, Inc.	South Korea	344,710	6,938
	HSBC Holdings PLC	United Kingdom	2,956,937	23,579
	ING Groep NV	Netherlands	1,199,292	16,227

	Foreign Common Stocks (97.4%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
*	KB Financial Group, Inc., ADR	South Korea	237,530	6,620
	NN Group NV	Netherlands	679,540	24,038
	Standard Chartered PLC	United Kingdom	2,198,532	18,270
	Swiss Re AG	Switzerland	200,752	19,672
	UniCredit SpA	Italy	3,797,060	21,189
	UNIQA Insurance Group AG	Austria	1,268,484	10,373

	Total			410,093

	Health Care (14.2%)
	Bayer AG	Germany	209,050	26,308
	Draegerwerk AG & Co. KGaA	Germany	92,710	6,913
	Getinge AB - Class B	Sweden	591,650	15,595
	GlaxoSmithKline PLC	United Kingdom	909,640	18,412
	Merck KGaA	Germany	251,030	24,435
*	MorphoSys AG	Germany	256,240	16,054
*	QIAGEN NV	Netherlands	393,320	10,735
	Roche Holding AG	Switzerland	96,190	26,544
	Sanofi	France	101,445	8,665
	Shanghai Pharmaceuticals Holding Co., Ltd.	China	5,366,610	11,620
	Sinopharm Group Co., Ltd.	China	2,825,200	11,337
	Teva Pharmaceutical Industries, Ltd., ADR	Israel	463,190	30,404
	UCB SA	Belgium	231,160	20,908

	Total			227,930

	Industrials (9.8%)
*	ABB, Ltd.	Switzerland	828,830	14,862
*	Bombardier, Inc.	Canada	4,078,660	3,950
	Cie de Saint-Gobain	France	497,070	21,526
	CK Hutchison Holdings, Ltd.	Cayman Islands	2,040,070	27,481
	CRRC Corp., Ltd.	China	18,229,000	22,557
*	Deutsche Lufthansa AG	Germany	1,149,900	18,201
	FLSmidth & Co. A/S	Denmark	183,320	6,407
	Siemens AG	Germany	102,910	10,052
	Siemens AG, ADR	Germany	50,780	4,884
	TNT Express NV	Netherlands	947,770	8,024
*	Toshiba Corp.	Japan	5,980,020	12,433
	Weichai Power Co., Ltd.	China	6,182,000	6,852

	Total			157,229

	Information Technology (6.7%)
	GCL-Poly Energy Holdings, Ltd.	Cayman Islands	37,738,930	5,697
*	GCL-Poly Energy Holdings, Ltd. - Rights expire 1/20/16	Cayman Islands	7,547,786	49
	Infineon Technologies AG	Germany	1,081,590	15,874
	Konica Minolta, Inc.	Japan	1,207,900	12,281
	Quanta Computer, Inc.	Taiwan	4,807,820	7,758
	Samsung Electronics Co., Ltd.	South Korea	30,140	32,388
	SAP SE	Germany	157,730	12,578
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,717,665	20,538

	Total			107,163

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	73

International Equity Portfolio

Foreign Common Stocks (97.4%)	Country	Shares/ $ Par	Value $ (000’s)

Materials (6.4%)
Akzo Nobel NV	Netherlands	336,140	22,532
CRH PLC	Ireland	558,050	16,215
HeidelbergCement AG	Germany	303,280	24,924
LANXESS AG	Germany	232,620	10,790
MMC Norilsk Nickel PJSC, ADR	Russia	827,020	10,474
POSCO	South Korea	37,010	5,255
POSCO, ADR	South Korea	92,600	3,274
Rexam PLC	United Kingdom	949,820	8,464

Total			101,928

Telecommunication Services (9.0%)
China Mobile, Ltd.	Hong Kong	1,336,200	15,086
China Telecom Corp., Ltd. - Class H	China	45,412,160	21,329
Singapore Telecommunications, Ltd.	Singapore	10,531,850	27,260
SoftBank Group Corp.	Japan	306,940	15,677
Telefonica SA	Spain	1,849,605	20,573
Telenor ASA	Norway	1,699,790	28,478
Vodafone Group PLC	United Kingdom	5,052,324	16,460

Total			144,863

Total Foreign Common Stocks
(Cost: $1,573,953)			1,564,378

Short-Term Investments (2.4%)	Country	Shares/ $ Par	Value $ (000’s)

US Government & Agencies (2.4%)
Federal Agricultural Mortgage Corp., 0.000%, 1/4/16	United States	21,000,000	21,000
Federal Home Loan Bank, 0.000%, 1/4/16	United States	17,500,000	17,500

Total			38,500

Total Short-Term Investments
(Cost: $38,500)			38,500

Total Investments (99.8%)
(Cost: $1,612,453)(a)			1,602,878

Other Assets, Less
Liabilities (0.2%)			3,070

Net Assets (100.0%)			1,605,948

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $1,612,453 and the net unrealized depreciation of investments based on that cost was $9,575 which is comprised of $218,852 aggregate gross unrealized appreciation and $228,427 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	15.6%
Germany	13.0%
France	9.6%
Japan	7.0%
Netherlands	7.0%
South Korea	6.2%
China	5.6%
Switzerland	5.3%
Other	30.5%
Total	99.8%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Information Technology	$107,114	$49	$-
All Others	1,457,215	-	-
Short-Term Investments	-	38,500	-
Total Assets:	$1,564,329	$38,549	$-

For the period ended December 31, 2015, there were transfers from Level 2 to Level 1 in the amount of $1,327,663 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2015

The Accompanying Notes are an Integral Part of the Financial Statements.

74	International Equity Portfolio

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$444 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors that demonstrate that the country’s financial and capital markets are in the development phase. The Portfolio may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions.

Market Overview

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. While the U.S. Federal Reserve raised interest rates at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period, and the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”).

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Exports were crimped by the U.S. dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. In emerging markets, weaker Chinese growth, the resulting decline in commodity prices and the prospect for higher U.S. interest rates weighed on EM equities.

Portfolio Results

For the twelve months ended December 31, 2015, the Portfolio returned (12.24%). This compares with a return of (14.60%) for the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return of its peer group, Emerging Markets Funds, was (12.97%) for 2015, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Security selection in the Financials sector aided results relative to the Index. Here, the Portfolio’s overweight position in financial services company Housing Development Finance Corp. (India) lifted relative returns.

Stock selection and an overweight allocation to the Consumer Discretionary sector also benefited relative performance. Within this sector, holding electrical and electronic products manufacturer Techtronic Industries Co., Ltd. (Hong Kong) and an overweight position in multinational media company Naspers, Ltd. – Class N (South Africa) supported relative results.

An overweight allocation to the Consumer Staples sector further aided relative returns. Notably, an overweight position in household goods and cosmetics producer LG Household & Health Care, Ltd. (South Korea) and holdings of beverage producer SABMiller PLC contributed to relative performance.

Stock selection in the Materials sector was an additional factor that added to relative results. An overweight position in electronic and energy solutions materials producer LG Chem, Ltd. (South Korea) lifted relative returns.

Weak stock selection within the Health Care sector detracted from relative performance. Overweight positions in Brazilian insurance and health care provider Qualicorp SA and over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional SAB de CV – Class B (Mexico) held back relative returns.

Security selection within the Industrials and Energy sectors also hindered relative results. Within Industrials, holding specialty engineering services company Mills Estruturas e Servicos de Engenharia SA (Brazil) weighed on relative performance. Within the Energy sector, an overweight position in coal producer China Shenhua Energy Co., Ltd. – Class H and holding Canadian oil and gas production company Gran Tierra Energy, Inc. both hurt relative returns.

Portfolio Manager Outlook

The following forward looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Emerging Markets Equity Portfolio	75

Emerging Markets Equity Portfolio (unaudited)

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, basing our investment decisions primarily on fundamental analysis and our view of their potential in light of the broader market environment, including economic, political and regulatory conditions. As a result, the Portfolio’s sector and industry allocations will reflect where we are finding what we believe to be the best investment opportunities at any given time.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Emerging Markets Equity Portfolio	-12.24%	-5.48%	-1.37%
MSCI® Emerging Markets Index (Gross)	-14.60%	-4.47%	0.42%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	-12.97%	-4.28%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.1%
Naspers, Ltd. - Class N	3.8%
Samsung Electronics Co., Ltd.	2.9%
China Construction Bank Corp. - Class H	2.9%
Housing Development Finance Corp., Ltd.	2.7%
Alibaba Group Holding, Ltd., ADR	2.5%
China Resources Gas Group, Ltd.	2.1%
LG Household & Health Care, Ltd.	2.0%
Hon Hai Precision Industry Co., Ltd.	1.9%
AIA Group, Ltd.	1.8%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

76	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2015

	Foreign Common Stocks (97.3%)	Country	Shares/ $ Par	Value $ (000’s)

	Consumer Discretionary (14.7%)
	Alsea SAB de CV	Mexico	474,481	1,652
	Bajaj Auto, Ltd.	India	52,323	2,010
	Belle International Holdings, Ltd.	Hong Kong	2,062,000	1,548
*	Coway Co., Ltd.	South Korea	18,572	1,332
	Ford Otomotiv Sanayi AS	Turkey	209,996	2,180
*	Global Brands Group Holding, Ltd.	Bermuda	36,994,000	7,017
	Guangzhou Automobile Group Co., Ltd. - Class H	China	42,000	37
	Imperial Holdings, Ltd.	South Africa	236,782	1,828
	Jollibee Foods Corp.	Philippines	343,640	1,599
	Kia Motors Corp.	South Korea	131,036	5,878
	Naspers, Ltd. - Class N	South Africa	123,099	16,875
	SACI Falabella	Chile	510,760	3,258
	Stella International Holdings, Ltd.	Hong Kong	2,634,500	6,534
	Techtronic Industries Co., Ltd.	Hong Kong	1,799,000	7,335
*	Vipshop Holdings, Ltd., ADR	Cayman Islands	110,120	1,682
	Woolworths Holdings, Ltd.	South Africa	732,101	4,741

	Total			65,506

	Consumer Staples (16.1%)
	Ambev SA, ADR	Brazil	950,043	4,237
	AVI, Ltd.	South Africa	818,040	4,093
	BRF SA	Brazil	172,256	2,412
	Clicks Group, Ltd.	South Africa	616,795	3,550
	Dabur India, Ltd.	India	1,268,891	5,299
	Dairy Farm International Holdings, Ltd.	Hong Kong	432,000	2,627
*	E-Mart Co., Ltd.	South Korea	7,909	1,275
	Grupo Lala SAB de CV	Mexico	592,673	1,371
	Gudang Garam Tbk PT	Indonesia	947,000	3,778
	Hengan International Group Co., Ltd.	China	770,000	7,273
	LG Household & Health Care, Ltd.	South Korea	9,986	8,942
	M Dias Branco SA	Brazil	65,187	1,096
	Magnit PJSC	Russia	33,202	5,107
	PriceSmart, Inc.	United States	26,660	2,213
	PT Hanjaya Mandala Sampoerna Tbk	Indonesia	418,092	2,851
	Robinsons Retail Holdings, Inc.	Philippines	613,553	821
	SABMiller PLC	United Kingdom	29,353	1,761
	Tingyi Cayman Islands Holding Corp.	Cayman Islands	2,674,000	3,830
	Wal-Mart de Mexico SAB de CV	Mexico	1,004,359	2,535
	Want Want China Holdings, Ltd.	Cayman Islands	5,105,000	3,801
*	Wumart Stores, Inc. - Class H	China	3,269,000	2,615

	Total			71,487

	Energy (4.9%)
	China Shenhua Energy Co., Ltd. - Class H	China	2,611,000	4,110

	Foreign Common Stocks (97.3%)	Country	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Coal India, Ltd.	India	637,662	3,162
*	Gran Tierra Energy, Inc.	United States	1,140,596	2,481
	INPEX Corp.	Japan	393,900	3,885
*	Lamprell PLC	United Arab Emirates	1,564,567	2,295
	NovaTek OAO, GDR	Russia	59,052	4,851
	Ultrapar Participacoes SA	Brazil	73,413	1,122

	Total			21,906

	Financials (26.4%)
	AIA Group, Ltd.	Hong Kong	1,351,000	8,123
	Banco Santander Chile, ADR	Chile	120,796	2,131
	Bancolombia SA, ADR	Colombia	97,900	2,619
	BB Seguridade Participacoes SA	Brazil	272,873	1,678
	BM&FBOVESPA SA	Brazil	625,276	1,721
	BOC Hong Kong Holdings, Ltd.	Hong Kong	1,450,000	4,425
	Brasil Insurance Participacoes e Administracao SA	Brazil	33,868	173
	Cathay Financial Holding Co., Ltd.	Taiwan	2,286,800	3,223
	China Construction Bank Corp. - Class H	China	19,014,020	13,028
	Concentradora Fibra Hotelera Mexicana SA de CV	Mexico	1,594,299	1,449
	Credicorp, Ltd.	Bermuda	14,644	1,425
	E.Sun Financial Holding Co., Ltd.	Taiwan	10,893,952	6,351
	First Pacific Co., Ltd.	Hong Kong	4,698,750	3,116
	FirstRand, Ltd.	South Africa	505,747	1,386
	Grupo Financiero Banorte SAB de CV	Mexico	540,075	2,971
	Grupo Financiero Inbursa SAB de CV	Mexico	971,369	1,759
	Hang Lung Properties, Ltd.	Hong Kong	2,257,000	5,137
	Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	110,100	2,820
	Housing Development Finance Corp., Ltd.	India	623,819	11,914
	Industrial & Commercial Bank of China - Class H	China	10,551,000	6,371
	Kasikornbank PCL	Thailand	893,900	3,714
	Kasikornbank PCL - NVDR	Thailand	97,300	407
	Komercni Banka AS	Czech Republic	14,031	2,793
	Kotak Mahindra Bank, Ltd.	India	372,777	4,033
*	Prologis Property Mexico SA de CV	Mexico	646,893	980
	Public Bank Bhd	Malaysia	1,182,200	5,099
*	Samsung Fire & Marine Insurance Co., Ltd.	South Korea	24,006	6,296
*	Sberbank of Russia	Russia	1,031,456	1,431
*	Shinhan Financial Group Co., Ltd.	South Korea	129,791	4,378
	Shriram Transport Finance Co., Ltd.	India	374,389	4,867

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	77

Emerging Markets Equity Portfolio

	Foreign Common Stocks (97.3%)	Country	Shares/ $ Par	Value $ (000’s)

	Financials continued
	Turkiye Sinai Kalkinma Bankasi AS	Turkey	2,730,391	1,423

	Total			117,241

	Health Care (2.3%)
*	Genomma Lab Internacional SAB de CV - Class B	Mexico	2,491,817	2,008
	OdontoPrev SA	Brazil	454,857	1,086
	Qualicorp SA	Brazil	337,807	1,207
	Sun Pharmaceutical Industries, Ltd.	India	496,733	6,150

	Total			10,451

	Industrials (3.0%)
*	51job, Inc., ADR	China	139,629	4,113
*	CAR, Inc.	Cayman Islands	488,000	808
	Copa Holdings SA - Class A	Panama	14,623	706
*	Diana Shipping, Inc.	Marshall Islands	447,250	1,946
	Localiza Rent a Car SA	Brazil	245,005	1,537
*	Mills Estruturas e Servicos de Engenharia SA	Brazil	524,308	352
	Pacific Basin Shipping, Ltd.	Bermuda	4,524,614	987
*	Promotora y Operadora de Infraestructura SAB de CV	Mexico	128,083	1,508
	TK Corp.	South Korea	152,711	1,210

	Total			13,167

	Information Technology (22.4%)
*	Alibaba Group Holding, Ltd., ADR	Cayman Islands	136,395	11,085
*	Baidu, Inc., ADR	Cayman Islands	23,317	4,408
*	Cognizant Technology Solutions Corp. - Class A	United States	133,018	7,984
*	EPAM Systems, Inc.	United States	55,972	4,401
*	Globant SA	Luxembourg	114,805	4,306
	Hon Hai Precision Industry Co., Ltd.	Taiwan	3,332,700	8,198
	Largan Precision Co., Ltd.	Taiwan	28,000	1,935
	Linx SA	Brazil	118,700	1,329
	MediaTek, Inc.	Taiwan	467,000	3,554
*	Naver Corp.	South Korea	14,119	7,923
	Samsung Electronics Co., Ltd.	South Korea	12,131	13,036
	Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	6,210,290	27,037
	Tata Consultancy Services, Ltd.	India	115,251	4,233

	Total			99,429

	Materials (3.6%)
*	Cemex SAB de CV, ADR	Mexico	254,739	1,419
	Fibria Celulose SA	Brazil	142,877	1,874
	Gerdau SA, ADR	Brazil	1,209,191	1,451
	Grupo Mexico SAB de CV - Series B	Mexico	887,892	1,895
	Iluka Resources, Ltd.	Australia	499,274	2,230
	LG Chem, Ltd.	South Korea	15,476	4,336
	PTT Global Chemical PCL	Thailand	2,023,800	2,812

	Total			16,017

	Telecommunication Services (0.9%)
	Hellenic Telecommunications Organization SA	Greece	240,178	2,412

	Foreign Common Stocks (97.3%)	Country	Shares/ $ Par	Value $ (000’s)

	Telecommunication Services continued
*	XL Axiata Tbk PT	Indonesia	5,942,000	1,573

	Total			3,985

	Utilities (3.0%)
	Alupar Investimento SA	Brazil	100,077	333
	CESC, Ltd.	India	458,097	3,559
	China Resources Gas Group, Ltd.	Hong Kong	3,100,000	9,240

	Total			13,132

	Total Foreign Common Stocks
	(Cost: $490,833)			432,321

	Warrants (1.5%)

	Financials (1.5%)
*	Merrill Lynch Intl & Co. (Aldar Properties - .00001 AED Strike Warrant) (1 share for 1 warrant) (Expiration Date 9/6/18)	Netherlands	4,398,803	2,683
*	Merrill Lynch Intl & Co. (First Gulf Bank - .00001 AED Strike Warrant) (1 share for 1 warrant) (Expiration Date 7/26/18)	Netherlands	436,709	1,494
*	Deutsche Bank AG London (Union National Bank - Zero Strike Warrant) (1 share for 1 warrant) (Expiration Date 5/15/17)	United Kingdom	2,085,166	2,657

	Total Warrants
	(Cost: $8,054)			6,834

	Total Investments (98.8%)
	(Cost: $498,887)(a)			439,155

	Other Assets, Less
	Liabilities (1.2%)			5,142

	Net Assets (100.0%)			444,297

The Accompanying Notes are an Integral Part of the Financial Statements.

78	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

AED — United Arab Emirates Dirham

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $501,582 and the net unrealized depreciation of investments based on that cost was $62,427 which is comprised of $27,954 aggregate gross unrealized appreciation and $90,381 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
South Korea	12.3%
Hong Kong	11.5%
Taiwan	11.3%
India	10.2%
China	8.5%
South Africa	7.3%
Cayman Islands	5.8%
Other	31.9%
Total	98.8%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Staples	$63,765	$5,107	$2,615
Financials	115,810	1,430	-
Materials	13,205	2,812	-
All Others	227,577	-	-
Warrants
Financials	-	6,834	-
Total Assets:	$420,357	$16,183	$2,615

For the period ended December 31, 2015, there were transfers from Level 2 to Level 1 in the amount of $240,640 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2014. These securities did not require the use of fair value procedures on December 31, 2015. There were also transfers from Level 2 to Level 3 in the amount of $2,615 (in thousands). These transfers were the result of a reduction in observable inputs on a security whose trading was halted on 12/31/2015.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	79

Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in high quality, short-term, dollar-denominated money market instruments that present minimal credit risks.	$445 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests only in high quality, short term, dollar-denominated money market instruments that present minimal credit risks, as determined by management. The Portfolio may invest more than 25% of its total assets in domestic or dollar-denominated foreign bank obligations. The Portfolio’s investments will comply with applicable rules governing the quality, maturity, liquidity and diversification of securities held by money market funds under Rule 2a-7 under the Investment Company Act of 1940. The Portfolio seeks to maintain a net asset value of $1.00 per share.

Market Overview

The dominant money market themes for 2015 were challenging liquidity conditions and more demanding regulatory requirements for money market funds to maintain the highest credit and stability profiles. Money market funds were increasingly occupied with compliance of key changes from the amendments to Rule 2a-7 adopted in July 2014, while navigating the unwinding of unprecedented monetary accommodation. The gradual implementation of new regulations, which must be in effect not later than October 2016, have generally translated to more conservative money market portfolios given challenging supply conditions and uncertainty around how investors will embrace the new rules. Driving this change is the anticipated seismic shift in industry assets from prime funds to government funds prior to the compliance deadline for implementation of new money market reforms. Finally, in response to heightened volatility around the U.S. Federal Reserve’s (“the Fed’s”) first rate hike in almost a decade, money market managers responded by maintaining short weighted average maturity and higher liquidity to take advantage of the potential for higher interest rates in the future.

Portfolio Results

The Portfolio returned 0.01% for the twelve months ended December 31, 2015; by comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill (T-Bill) Index (the “Index”), returned 0.05%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the (0.03%) average return of the Money Market Funds peer group tracked by Lipper® Analytical Services, an independent mutual fund ranking agency.

The Portfolio’s allocation to financial sector credit represented approximately 85% of the Portfolio’s net asset value throughout the year. Specifically, the Portfolio’s sizable allocations to bank deposits, financial company obligations and asset-backed commercial paper provided higher yields, outperforming non-financial alternatives and government-related securities on a total return basis.

During the third quarter, short-term yields began to increase and credit spreads widened. The Portfolio reduced its weighted average maturity, while increasing the weighted average life during the second half of the year to benefit from potential Fed rate hikes, and to reduce exposure to potential mark-to-market volatility. Yield curve positioning modestly detracted from absolute performance during the fourth quarter due to the Portfolio’s shift toward floating rate exposure. The initial interest rates on floating rate securities are typically lower than that of a fixed-rate security when markets expect Fed rate hikes.

80	Money Market Portfolio

Money Market Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

The year ahead is likely to be filled with uncertainty for the money markets as the Fed continues to gradually remove extraordinary monetary accommodation, while the effects of money market reform are set to accelerate. Rates on front-end credit securities will likely rise above increases in Libor due to the additional spread that may be required to attract demand from a smaller base of prime money market assets. We believe short-term U.S. Treasury and U.S. government agency obligation rates will be pressured downward and struggle to keep pace with higher Libor curves due to increasing demand from government money market funds and bank clients losing access to deposit accounts. Despite reform-related flows causing government yields to remain low, we expect to see increased U.S. Treasury bill supply and the expansion of the Fed’s Reverse Repo Program as sufficient backstops to prevent front-end government curves from moving into a sustained negative rate environment.

As previously communicated to contract owners by supplements dated August 28, 2015 and December 4, 2015 to the Portfolio’s prospectus, on or about May 1, 2016, the Portfolio will be renamed the Government Money Market Portfolio and will change its investment strategy to meet the definition of a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940.

Because the Portfolio may invest a significant portion of its assets in securities of companies in the banking related or Financial Services industry, developments affecting that industry may have a disproportionate impact on the Portfolio, including interest rate risk, credit risk, and risks associated with regulatory changes.

Recent amendments to regulations governing money market funds change the manner in which certain money market funds will be required to operate. The effect of these amendments on the Portfolio are still uncertain but may impact the Portfolio’s operations and return potential.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED

BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT

AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE

OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING

IN THE MONEY MARKET PORTFOLIO.

Money Market Portfolio	81

Money Market Portfolio

Schedule of Investments

December 31, 2015

Money Market Investments (96.0%)	Shares/ $ Par	Value $ (000’s)

Commercial Banks Non-US (31.0%)
ABN AMRO Bank NV, 1.375%, 1/22/16 144A	10,000,000	10,004
Australia & New Zealand Banking Group, Ltd., 3.250%, 3/1/16 144A	9,000,000	9,039
Bank of Nova Scotia/Houston, 0.379%, 1/7/16	8,000,000	8,000
Bank of Nova Scotia/Houston, 0.441%, 1/11/16	2,000,000	2,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.857%, 2/26/16 144A	3,900,000	3,901
BMO Harris Bank, 0.632%, 4/27/16	9,000,000	9,000
Commonwealth Bank of Australia/New York NY, 0.367%, 2/19/16	5,000,000	5,000
Commonwealth Bank of Australia/New York NY, 0.532%, 3/29/16 144A	6,500,000	6,499
Credit Industrial ET, 0.250%, 1/4/16	6,000,000	6,000
Credit Suisse AG/New York NY, 0.290%, 1/4/16	3,250,000	3,250
KBC Bank, 0.290%, 1/5/16	12,000,000	12,000
Nederlandse Waterschaps, 0.390%, 2/16/16 144A	8,000,000	7,996
Nederlandse Waterschaps, 0.580%, 3/14/16 144A	7,000,000	6,992
Rabobank Nederland NY, 0.530%, 3/18/16	7,000,000	7,000
Skandinaviska Enskilda Banken AB, 0.150%, 1/4/16	15,000,000	15,000
Skandinaviska Enskilda Banken AB, 0.470%, 2/11/16	4,500,000	4,500
Sumitomo Mitsui Banking Corp., 0.900%, 1/18/16	10,000,000	10,001
Toronto Dominion Bank NY, 0.550%, 4/15/16	5,000,000	5,000
Toronto Dominion Bank NY, 0.600%, 4/20/16	7,000,000	7,000

Total		138,182

Commercial Banks US (0.7%)
Standard Chartered Bank, 0.371%, 1/4/16	3,000,000	3,000

Total		3,000

Federal Government & Agencies (21.6%)
CPPIB Capital, Inc., 0.530%, 2/4/16 144A	6,000,000	5,997

Money Market Investments (96.0%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies continued
Federal Farm Credit Banks, 0.423%, 9/22/17	4,500,000	4,500
Federal Home Loan Bank, 0.209%, 2/7/17	3,000,000	2,999
Federal Home Loan Bank, 0.220%, 1/27/16	5,000,000	4,999
Federal Home Loan Bank, 0.240%, 2/17/16	4,000,000	3,999
Federal Home Loan Bank, 0.250%, 1/27/16	5,523,000	5,522
Federal Home Loan Bank, 0.250%, 1/29/16	9,500,000	9,498
Federal Home Loan Bank, 0.290%, 1/29/16	5,000,000	4,999
Federal Home Loan Bank, 0.340%, 2/19/16	4,900,000	4,898
Federal Home Loan Bank, 0.500%, 4/19/16	7,255,000	7,244
Federal Home Loan Bank, 0.600%, 5/27/16	5,248,000	5,235
Federal Home Loan Mortgage Co., 0.195%, 3/3/16	6,000,000	5,998
Federal Home Loan Mortgage Co., 0.280%, 3/14/16	2,920,000	2,918
Federal Home Loan Mortgage Co., 0.300%, 2/5/16	10,000,000	9,997
Federal Home Loan Mortgage Co., 0.430%, 3/8/16	6,000,000	5,995
Federal National Mortgage Association, 0.400%, 2/8/16	8,900,000	8,896
Federal National Mortgage Association, 0.430%, 5/2/16	2,500,000	2,497

Total		96,191

Finance Services (26.7%)
Barton Capital LLC, 0.300%, 1/4/16 144A	4,000,000	4,000
Barton Capital LLC, 0.350%, 1/4/16 144A	8,000,000	8,000
Bedford Row Funding Corp., 0.602%, 4/20/16 144A	4,000,000	4,000
Caisse Centrale Desjardins du Quebec, 2.550%, 3/24/16 144A	6,000,000	6,027
Chariot Funding LLC, 0.500%, 2/18/16 144A	4,000,000	3,997
Collateralized Commercial Paper Co. LLC, 0.612%, 1/25/16	10,000,000	10,000
CRC Funding LLC, 0.470%, 2/3/16 144A	4,000,000	3,998

Money Market Investments (96.0%)	Shares/ $ Par	Value $ (000’s)

Finance Services continued
CRC Funding LLC, 0.500%, 2/8/16 144A	4,000,000	3,998
ING Bank NV, 0.440%, 1/4/16	4,000,000	4,000
Kells Funding LLC, 0.400%, 2/24/16 144A	9,000,000	8,995
Kells Funding LLC, 0.470%, 3/16/16 144A	5,000,000	4,995
National Australia Bank, 0.427%, 1/11/16 144A	5,000,000	5,000
National Australia Bank, 0.592%, 2/26/16 144A	6,000,000	6,000
National Australia Bank, 0.720%, 4/21/16 144A	4,000,000	3,991
Natixis, 0.390%, 2/1/16	4,000,000	3,999
Natixis, 0.400%, 2/11/16	10,000,000	9,995
Old Line Funding LLC, 0.500%, 3/23/16 144A	5,100,000	5,094
Sumitomo Mitsui Bank, 0.590%, 3/18/16 144A	6,000,000	5,992
Thunder Bay Funding LLC, 0.460%, 1/13/16 144A	10,000,000	9,999
Thunder Bay Funding LLC, 0.750%, 4/26/16 144A	7,000,000	6,983

Total		119,063

Government (7.1%)
US Treasury Floating Rate Note, 0.305%, 1/31/16	5,000,000	4,998
US Treasury Floating Rate Note, 0.334%, 4/30/17	3,000,000	3,000
US Treasury Floating Rate Note, 0.337%, 7/31/17	8,000,000	7,997
US Treasury Floating Rate Note, 0.344%, 1/31/17	10,000,000	10,000
US Treasury Floating Rate Note, 0.428%, 10/31/17	5,554,400	5,553

Total		31,548

Miscellaneous Business Credit Institutions (2.0%)
General Electric Captial Corp., 0.518%, 1/8/16	9,052,000	9,052

Total		9,052

National Commercial Banks (1.8%)
State Street Bank & Trust Co., 0.592%, 3/29/16	8,000,000	8,000

Total		8,000

The Accompanying Notes are an Integral Part of the Financial Statements.

82	Money Market Portfolio

Money Market Portfolio

Money Market Investments (96.0%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements (5.1%)
Tri-Party Citigroup, 0.320%, dated 12/31/15, due 1/4/16, (collateralized by US Treasury Note, 2.000%, 9/30/20, valued at $18,269,061, repurchase proceeds of $18,000,000)	18,000,000	18,000
Tri-Party Bank of Nova Scotia, 0.290%, dated 12/31/15, due 1/4/16, (collateralized by US Treasury Bill, 0.535%, 6/9/16, valued at $4,590,016, repurchase proceeds of $4,500,000)	4,500,000	4,500

Total		22,500

Total Money Market Investments
(Cost: $427,536)		427,536

Total Investments (96.0%)
(Cost: $427,536)		427,536

Other Assets, Less
Liabilities (4.0%)		17,751

Net Assets (100.0%)		445,287

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities (in thousands) was $141,497 representing 31.8% of the net assets.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments	$-	$427,536	$-
Total	$-	$427,536	$-

See above Schedule of Investments for values of each security.

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio	83

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$244 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom up investment approach focuses on fundamental research of individual issuers.

Market Overview

Despite rising rates across the yield curve, Treasurys posted positive total returns, as did most other sectors. A notable exception was corporate bonds, as risk aversion stemming from volatile global markets and declining energy and commodity prices weighed on parts of the sector. Securitized assets, such as mortgage-backed securities (MBS), commercial mortgage-backed securities (CBMS), and asset-backed securities (ABS), posted relatively strong returns. These asset classes remained somewhat insulated from global market turmoil and weakness in energy and commodity prices. In December, the U.S. Federal Reserve (the “Fed”) hiked its federal funds target range by 0.25%—the first time since 2006. The move was well telegraphed and investors began trimming shorter-maturity bonds in advance of the decision.

Portfolio Results

The Portfolio returned 0.72% for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Barclays® 1-3 Year Government/Credit Bond Index, returned 0.65%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Sector allocation drove positive relative performance, while currency exposure modestly weighed on returns. The Portfolio outperformed the 0.38% average return of its Short Investment Grade Debt Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio posted positive returns for the period and outperformed the Index. Sector allocation drove positive relative performance, while currency exposure modestly weighed on returns.

Sector allocation was the primary driver of relative performance as the Portfolio’s strategic underweight to U.S. Treasury securities, out-of-benchmark exposure to securitized products, such as asset-backed (“ABS”), commercial mortgage-backed (“CMBS”), and mortgage-backed securities (“MBS”), and an overweight allocation to short-dated, investment-grade corporate debt added to relative returns.

The Portfolio’s out-of-benchmark exposure to securitized sectors helped relative performance. ABS spreads tightened on a strengthening U.S. economy and consumer spending. Ongoing demand from the Fed helped support the MBS market. Corporate bonds also contributed to relative results for the year. Solid demand from investors looking for incremental yield provided support for short-maturity corporate bonds. As a result, the Portfolio’s significant overweight to corporates provided positive contributions to relative results. Security selection within corporates also contributed positively over the year.

In addition, the Portfolio’s yield curve positioning added to relative performance as an overweight allocation to the intermediate portion of the curve performed well, as the intermediate portion of the curve outperformed.

At the other end of the spectrum, exposure to the Mexican peso via locally denominated bonds was a relative detractor as the U.S. dollar strengthened. However, the Portfolio was fully hedged in this position by the end of the first quarter 2015 and exited the position on strength in the third quarter of 2015.

Portfolio Manager Outlook

The following forward looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Following the initial Fed rate hike, we expect subsequent rate hikes to apply upward pressure on rates, particularly at the shorter end of the yield curve. Longer-term rates could remain relatively low as long as inflation expectations remain subdued and global demand for Treasurys remains strong. The divergence in central bank policies around the globe and uncertainties surrounding global events are likely to produce continued volatility in fixed income markets. In this environment, we expect interest rate management and security selection to play a greater role in alpha generation. U.S. credit fundamentals remain solid, and our analysts continue to find select opportunities for risk-adjusted returns within their respective sectors.

84	Short-Term Bond Portfolio

Short-Term Bond Portfolio (unaudited)

We expect shorter-dated maturities to experience greater levels of volatility and rate pressure going forward as the Fed implements policy normalization. As such, we are maintaining a neutral duration posture versus the Index and continue to be mindful of our modest out-of-benchmark exposure further out the yield curve.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Short-Term Bond Portfolio	0.72%	0.85%	2.39%
Barclays® 1-3 Year U.S. Government/Credit Bond Index	0.65%	0.98%	2.46%
Barclays® U.S. Aggregate 1-3 Years Index	0.67%	1.04%	2.55%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	0.38%	0.84%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purporse keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Short-Term Bond Portfolio	85

Short-Term Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/15

Security Description	% of Net Assets
Federal National Mortgage Association, Various	8.8%
US Treasury, Various	8.1%
Federal Home Loan Mortgage Corp., Various	1.9%
Bank of America Corp., Various	0.9%
Morgan Stanley, Various	0.9%
Federal Home Loan Mortgage Corp. 5, Series 4092, Class CL, 1.25%, 6/15/27	0.9%
The Goldman Sachs Group, Inc., Various	0.8%
Exxon Mobil Corp., Various	0.8%
Citigroup, Inc., Various	0.8%
Government National Mortgage Association, Various	0.7%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

86	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2015

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.1%)
Harris Corp., 1.999%, 4/27/18	280,000	277

Total		277

Autos & Vehicle Parts (3.7%)
American Honda Finance Corp., 1.200%, 7/14/17	750,000	747
American Honda Finance Corp., 2.125%, 10/10/18	250,000	252
Daimler Finance North America LLC, 1.189%, 8/1/18 144A	850,000	846
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	125,000	125
Delphi Automotive PLC, 3.150%, 11/19/20	425,000	425
Ford Motor Credit Co. LLC, 1.684%, 9/8/17	900,000	889
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	250,000	249
Ford Motor Credit Co. LLC, 3.000%, 6/12/17	250,000	252
General Motors Financial Co., Inc., 3.100%, 1/15/19	295,000	295
General Motors Financial Co., Inc., 3.150%, 1/15/20	665,000	659
General Motors Financial Co., Inc., 3.500%, 7/10/19	140,000	141
General Motors Financial Co., Inc., 4.750%, 8/15/17	330,000	342
Hyundai Capital America, 1.450%, 2/6/17 144A	1,000,000	995
Hyundai Capital Services, Inc., 3.500%, 9/13/17 144A	600,000	611
Nissan Motor Acceptance Corp., 1.950%, 9/12/17 144A	550,000	551
Toyota Motor Credit Corp., 1.450%, 1/12/18	395,000	394
Toyota Motor Credit Corp., 2.050%, 1/12/17	750,000	756
Volkswagen Group of America Finance LLC, 1.250%, 5/23/17 144A	395,000	386

Total		8,915

Banking (11.9%)
Abbey National Treasury Services PLC, 1.375%, 3/13/17	500,000	498
Ally Financial, Inc., 2.750%, 1/30/17	250,000	249
Ally Financial, Inc., 3.250%, 11/5/18	610,000	599
American Express Credit Corp., 2.375%, 3/24/17	250,000	253

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Bank of America Corp., 2.000%, 1/11/18	600,000	599
Bank of America Corp., 2.600%, 1/15/19	765,000	767
Bank of America Corp., 2.650%, 4/1/19	190,000	190
Bank of America Corp., 3.625%, 3/17/16	125,000	126
Bank of America Corp., 6.000%, 9/1/17	500,000	532
The Bank of New York Mellon Corp., 1.350%, 3/6/18	250,000	249
The Bank of New York Mellon Corp., 2.200%, 3/4/19	125,000	125
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.700%, 3/5/18 144A	1,145,000	1,135
Banque Federative du Credit Mutuel SA, 1.700%, 1/20/17 144A	465,000	466
Barclays Bank PLC, 6.050%, 12/4/17 144A	1,135,000	1,211
BB&T Corp., 1.372%, 6/15/18	450,000	451
BPCE SA, 2.500%, 12/10/18	550,000	555
Canadian Imperial Bank of Commerce, 1.550%, 1/23/18	415,000	413
Citigroup, Inc., 1.550%, 8/14/17	650,000	648
Citigroup, Inc., 1.750%, 5/1/18	350,000	347
Citigroup, Inc., 1.850%, 11/24/17	860,000	859
Commonwealth Bank of Australia, 1.750%, 11/2/18	918,000	911
Credit Suisse, 1.375%, 5/26/17	650,000	647
Discover Bank, 2.000%, 2/21/18	250,000	248
Discover Bank, 2.600%, 11/13/18	325,000	325
Discover Financial Services, 6.450%, 6/12/17	115,000	121
DNB Bank ASA, 3.200%, 4/3/17 144A	560,000	571
The Goldman Sachs Group, Inc., 2.750%, 9/15/20	95,000	95
The Goldman Sachs Group, Inc., 2.900%, 7/19/18	465,000	474
The Goldman Sachs Group, Inc., 6.150%, 4/1/18	750,000	814

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Banking continued
The Goldman Sachs Group, Inc., 6.250%, 9/1/17	500,000	535
HBOS PLC, 6.750%, 5/21/18 144A	650,000	709
HSBC Bank USA NA, 6.000%, 8/9/17	250,000	266
HSBC USA, Inc., 1.500%, 11/13/17	900,000	896
The Huntington National Bank, 2.200%, 11/6/18	335,000	334
Intercontinental Exchange, Inc., 2.750%, 12/1/20	485,000	485
Itau Unibanco Holding SA, 2.850%, 5/26/18 144A	310,000	295
JPMorgan Chase & Co., 1.625%, 5/15/18	250,000	248
JPMorgan Chase & Co., 1.800%, 1/25/18	850,000	849
JPMorgan Chase & Co., 2.350%, 1/28/19	250,000	251
Lloyds Bank PLC, 2.300%, 11/27/18	300,000	301
Mizuho Bank, 2.150%, 10/20/18 144A	245,000	244
Morgan Stanley, 2.125%, 4/25/18	1,890,000	1,893
Morgan Stanley, 7.300%, 5/13/19	250,000	287
Nationwide Building Society, 2.350%, 1/21/20 144A	340,000	338
Nordea Bank AB, 0.875%, 5/13/16 144A	800,000	800
Nordea Bank AB, 3.125%, 3/20/17 144A	325,000	331
PNC Bank NA, 4.875%, 9/21/17	250,000	262
Regions Bank, 7.500%, 5/15/18	250,000	278
Regions Financial Corp., 2.000%, 5/15/18	835,000	829
Santander Bank NA, 2.000%, 1/12/18	250,000	248
Santander UK Group Holdings PLC., 2.875%, 10/16/20	145,000	144
Standard Chartered PLC, 3.200%, 5/12/16 144A	270,000	272
SunTrust Banks, Inc., 2.350%, 11/1/18	465,000	467
Swedbank AB, 1.750%, 3/12/18 144A	1,100,000	1,094
The Toronto-Dominion Bank, 1.400%, 4/30/18	170,000	169
The Toronto-Dominion Bank, 2.625%, 9/10/18	350,000	357

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	87

Short-Term Bond Portfolio

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Banking continued
UBS Group Funding Jersey, Ltd., 2.950%, 9/24/20 144A	255,000	253
US Bancorp, 3.442%, 2/1/16	450,000	451
Wells Fargo & Co., 5.625%, 12/11/17	600,000	644

Total		29,008

Basic Materials (0.4%)
Hutchinson Whampoa International 14, Ltd., 1.625%, 10/31/17 144A	1,100,000	1,090

Total		1,090

Builders & Building Materials (0.8%)
Mohawk Industries, Inc., 6.125%, 1/15/16	665,000	666
Stanley Black & Decker, Inc., 2.451%, 11/17/18	1,155,000	1,159

Total		1,825

Capital Goods (0.1%)
Caterpillar Financial Services Corp., 2.650%, 4/1/16	200,000	201

Total		201

Chemicals (0.6%)
INVISTA Finance LLC, 4.250%, 10/15/19 144A	515,000	500
LyondellBasell Industries NV, 5.000%, 4/15/19	400,000	425
Solvay Finance America LLC, 3.400%, 12/3/20 144A	415,000	412

Total		1,337

Conglomerate & Diversified Manufacturing (0.1%)
Roper Industries, Inc., 2.050%, 10/1/18	180,000	179

Total		179

Consumer Products & Retailing (2.3%)
AutoZone, Inc., 1.300%, 1/13/17	375,000	375
Brinker International, Inc., 2.600%, 5/15/18	200,000	199
CVS Health Corp., 1.200%, 12/5/16	250,000	250
CVS Health Corp., 1.900%, 7/20/18	460,000	460
CVS Health Corp., 2.250%, 12/5/18	250,000	251
Dollar General Corp., 4.125%, 7/15/17	550,000	565
Family Tree Escrow LLC, 5.250%, 3/1/20 144A	125,000	129
Imperial Tobacco Finance PLC, 2.050%, 2/11/18 144A	650,000	647
McDonald’s Corp., 2.100%, 12/7/18	135,000	135

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Newell Rubbermaid, Inc., 2.050%, 12/1/17	200,000	196
Newell Rubbermaid, Inc., 2.150%, 10/15/18	230,000	223
Philip Morris International, Inc., 1.250%, 11/9/17	1,110,000	1,109
Reynolds American, Inc., 2.300%, 6/12/18	355,000	357
Unilever Capital Corp., 2.750%, 2/10/16	250,000	250
Whirlpool Corp., 1.350%, 3/1/17	350,000	348

Total		5,494

Electric Utilities (3.1%)
Commonwealth Edison Co., 2.150%, 1/15/19	250,000	249
Commonwealth Edison Co., 6.150%, 9/15/17	250,000	268
Consumers Energy Co., 5.500%, 8/15/16	247,000	254
The Dayton Power & Light Co., 1.875%, 9/15/16	465,000	465
Dominion Resources, Inc., 5.200%, 8/15/19	150,000	163
Duke Energy Corp., 2.100%, 6/15/18	115,000	115
Duke Energy Indiana, Inc., 0.670%, 7/11/16	500,000	500
Entergy Mississippi, Inc., 3.250%, 6/1/16	500,000	503
Eversource Energy, 1.450%, 5/1/18	105,000	103
Exelon Generation Co. LLC, 2.950%, 1/15/20	205,000	204
FirstEnergy Corp., 2.750%, 3/15/18	250,000	251
MidAmerican Energy Co., 2.400%, 3/15/19	500,000	504
Nevada Power Co., 5.950%, 3/15/16	250,000	253
NSTAR Electric Co., 0.604%, 5/17/16	440,000	439
Origin Energy Finance, Ltd., 3.500%, 10/9/18 144A	585,000	571
PECO Energy Co., 1.200%, 10/15/16	250,000	251
PPL Capital Funding, Inc., 1.900%, 6/1/18	590,000	585
Public Service Electric & Gas Co., 2.300%, 9/15/18	400,000	404
San Diego Gas & Electric Co., 1.914%, 2/1/22	199,643	196
Southern Electric Generating Co., 2.200%, 12/1/18 144A	140,000	140
Southern Power Co., 1.850%, 12/1/17	125,000	125
TECO Finance, Inc., 0.920%, 4/10/18	590,000	582

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Zhejiang Energy Group Hong Kong, Ltd., 2.300%, 9/30/17	550,000	545

Total		7,670

Energy (2.0%)
Anadarko Petroleum Corp., 5.950%, 9/15/16	500,000	514
Cameron International Corp., 1.400%, 6/15/17	300,000	296
Canadian Natural Resources, Ltd., 1.750%, 1/15/18	155,000	151
Canadian Natural Resources, Ltd., 5.700%, 5/15/17	250,000	255
China Shenhua Overseas Captial Co., Ltd., 2.500%, 1/20/18	595,000	592
China Shenhua Overseas Captial Co., Ltd., 3.125%, 1/20/20	785,000	782
National Oilwell Varco, Inc., 1.350%, 12/1/17	105,000	103
Pioneer Natural Resources Co., 5.875%, 7/15/16	800,000	812
Rowan Cos., Inc., 5.000%, 9/1/17	350,000	347
Sempra Energy, 6.150%, 6/15/18	250,000	273
SESI LLC, 6.375%, 5/1/19	815,000	756
Southwestern Energy Co., 3.300%, 1/23/18	130,000	107

Total		4,988

Entertainment (0.1%)
Carnival Corp., 1.200%, 2/5/16	275,000	275

Total		275

Finance (1.3%)
GATX Corp., 1.250%, 3/4/17	330,000	327
GATX Corp., 2.600%, 3/30/20	40,000	39
GATX Corp., 3.500%, 7/15/16	586,000	592
GE Capital International Funding Co., 0.964%, 4/15/16 144A	927,000	927
GE Capital International Funding Co., 2.342%, 11/15/20 144A	208,000	206
General Electric Capital Corp., 6.000%, 8/7/19	72,000	82
International Lease Finance Corp., 2.462%, 6/15/16	350,000	349
NiSource Finance Corp., 6.800%, 1/15/19	195,000	219
Principal Life Global Funding II, 2.200%, 4/8/20 144A	445,000	441

Total		3,182

The Accompanying Notes are an Integral Part of the Financial Statements.

88	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage (1.1%)
Bunge, Ltd. Finance Corp., 3.200%, 6/15/17	1,020,000	1,030
Coca-Cola Femsa SAB de CV, 2.375%, 11/26/18	325,000	325
Heineken NV, 1.400%, 10/1/17 144A	280,000	279
Mead Johnson Nutrition Co., 3.000%, 11/15/20	130,000	130
Mondelez International, Inc., 4.125%, 2/9/16	400,000	401
Pernod Ricard SA, 2.950%, 1/15/17 144A	250,000	253
Tyson Foods, Inc., 2.650%, 8/15/19	200,000	200
WM Wrigley Jr. Co., 1.400%, 10/21/16 144A	60,000	60

Total		2,678

Gaming/Leisure/Lodging (0.3%)
GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/1/18	450,000	446
Hyatt Hotels Corp., 3.875%, 8/15/16	160,000	162
Wyndham Worldwide Corp., 2.950%, 3/1/17	175,000	176

Total		784

Healthcare (1.5%)
AmerisourceBergen Corp., 1.150%, 5/15/17	250,000	248
Baxter International, Inc., 0.950%, 6/1/16	250,000	250
Express Scripts Holding Co., 1.250%, 6/2/17	400,000	397
Express Scripts Holding Co., 2.650%, 2/15/17	355,000	359
Express Scripts Holding Co., 3.125%, 5/15/16	60,000	60
McKesson Corp., 1.400%, 3/15/18	275,000	272
McKesson Corp., 3.250%, 3/1/16	400,000	402
Thermo Fisher Scientific, Inc., 1.300%, 2/1/17	235,000	234
Thermo Fisher Scientific, Inc., 2.250%, 8/15/16	900,000	905
Thermo Fisher Scientific, Inc., 2.400%, 2/1/19	65,000	65
Zimmer Biomet Holdings, Inc., 2.000%, 4/1/18	425,000	422

Total		3,614

Insurance (1.6%)
ACE INA Holdings, Inc., 5.800%, 3/15/18	250,000	271
Aetna, Inc., 1.500%, 11/15/17	110,000	110
AIA Group, Ltd., 2.250%, 3/11/19 144A	200,000	199
Anthem, Inc., 1.875%, 1/15/18	100,000	100

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Insurance continued
Anthem, Inc., 2.250%, 8/15/19	500,000	497
Aon PLC, 2.800%, 3/15/21	570,000	568
CNA Financial Corp., 6.500%, 8/15/16	250,000	257
Fidelity National Financial, Inc., 6.600%, 5/15/17	130,000	137
Humana, Inc., 2.625%, 10/1/19	190,000	190
Marsh & McLennan Cos., Inc., 2.550%, 10/15/18	160,000	162
Metropolitan Life Global Funding I, 1.500%, 1/10/18 144A	250,000	249
Metropolitan Life Global Funding I, 3.125%, 1/11/16 144A	250,000	250
New York Life Global Funding, 1.550%, 11/2/18 144A	525,000	521
UnitedHealth Group, Inc., 1.900%, 7/16/18	450,000	451

Total		3,962

Media (1.6%)
CCO Safari II, 3.579%, 7/23/20 144A	390,000	388
Comcast Corp., 4.950%, 6/15/16	250,000	254
The Interpublic Group of Companies, Inc., 2.250%, 11/15/17	850,000	847
McGraw Hill Financial, Inc., 2.500%, 8/15/18	105,000	106
Omnicom Group, Inc., 4.450%, 8/15/20	55,000	59
Omnicom Group, Inc., 5.900%, 4/15/16	600,000	608
SES Global Americas Holdings GP, 2.500%, 3/25/19 144A	50,000	49
Thomson Reuters Corp., 0.875%, 5/23/16	600,000	599
Time Warner Cable, Inc., 5.850%, 5/1/17	290,000	303
Time Warner Cable, Inc., 8.250%, 4/1/19	445,000	511
Time Warner, Inc., 2.100%, 6/1/19	250,000	249

Total		3,973

Metals & Mining (0.4%)
Goldcorp, Inc., 2.125%, 3/15/18	450,000	436
Rio Tinto Finance USA PLC, 2.250%, 12/14/18	250,000	244
Vale Overseas, Ltd., 6.250%, 1/23/17	200,000	199

Total		879

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Oil & Gas (1.7%)
BG Energy Capital PLC, 2.875%, 10/15/16 144A	500,000	505
BP Capital Markets PLC, 1.846%, 5/5/17	500,000	502
Exxon Mobil Corp., 0.822%, 3/6/22	1,110,000	1,091
Exxon Mobil Corp., 1.305%, 3/6/18	780,000	779
Murphy Oil Corp., 2.500%, 12/1/17	500,000	459
Shell International Finance BV, 1.900%, 8/10/18	250,000	250
Total Capital Canada, Ltd., 1.450%, 1/15/18	250,000	248
Total Capital SA, 2.125%, 8/10/18	250,000	251

Total		4,085

Pharmaceuticals (2.4%)
AbbVie, Inc., 1.750%, 11/6/17	750,000	749
AbbVie, Inc., 1.800%, 5/14/18	380,000	378
Actavis Funding SCS, 1.850%, 3/1/17	310,000	311
Actavis Funding SCS, 2.350%, 3/12/18	955,000	956
Actavis Funding SCS, 2.450%, 6/15/19	100,000	99
Actavis, Inc., 1.875%, 10/1/17	445,000	445
Baxalta, Inc., 2.000%, 6/22/18 144A	80,000	79
Bayer US Finance LLC, 2.375%, 10/8/19 144A	440,000	440
Biogen, Inc., 2.900%, 9/15/20	230,000	229
Celgene Corp., 1.900%, 8/15/17	500,000	502
Celgene Corp., 2.250%, 5/15/19	340,000	337
Gilead Sciences, Inc., 1.850%, 9/4/18	265,000	266
Merck & Co., Inc., 1.300%, 5/18/18	250,000	249
Perrigo Co. PLC, 1.300%, 11/8/16	180,000	179
Takeda Pharmaceutical Co., Ltd., 1.625%, 3/17/17 144A	750,000	749

Total		5,968

Pipelines (1.4%)
CenterPoint Energy Resources Corp., 6.000%, 5/15/18	250,000	271
CenterPoint Energy Resources Corp., 6.150%, 5/1/16	250,000	254

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	89

Short-Term Bond Portfolio

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Columbia Pipeline Group, Inc., 2.450%, 6/1/18 144A	210,000	205
EnLink Midstream Partners LP, 2.700%, 4/1/19	85,000	78
Enterprise Products Operating LLC, 3.200%, 2/1/16	100,000	100
Enterprise Products Operating LLC, 6.500%, 1/31/19	250,000	275
ONEOK Partners LP, 3.200%, 9/15/18	250,000	238
ONEOK Partners LP, 3.250%, 2/1/16	230,000	230
Spectra Energy Partners LP, 2.950%, 6/15/16	521,000	523
Tennessee Gas Pipeline Co. LLC, 8.000%, 2/1/16	500,000	502
TransCanada PipeLines, Ltd., 0.750%, 1/15/16	575,000	575
Williams Partners LP/Williams Partners Financial Corp., 7.250%, 2/1/17	275,000	280

Total		3,531

Real Estate Investment Trusts (1.0%)
American Campus Communities Operating Partnership LP, 3.350%, 10/1/20	205,000	205
Developers Diversified Realty Corp., 4.750%, 4/15/18	250,000	262
Health Care REIT, Inc., 3.625%, 3/15/16	290,000	291
Simon Property Group LP, 1.500%, 2/1/18 144A	250,000	248
Ventas Realty LP, 1.250%, 4/17/17	500,000	496
Ventas Realty LP, 1.550%, 9/26/16	450,000	450
WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 9/15/17 144A	300,000	297
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.250%, 10/5/20 144A	240,000	241

Total		2,490

Services (0.4%)
Alibaba Group Holding, Ltd., 2.500%, 11/28/19 144A	505,000	493
Republic Services, Inc., 5.500%, 9/15/19	250,000	275
Waste Management, Inc., 2.600%, 9/1/16	200,000	202

Total		970

Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

Technology (1.6%)
Amphenol Corp., 1.550%, 9/15/17	285,000	284
Anstock II, Ltd., 2.125%, 7/24/17	300,000	296
Baidu, Inc., 2.750%, 6/9/19	200,000	198
Fidelity National Information Services, Inc., 1.450%, 6/5/17	250,000	247
Hewlett Packard Enterprise Co., 2.450%, 10/5/17 144A	940,000	939
Juniper Networks, Inc., 3.100%, 3/15/16	135,000	135
Keysight Technologies, Inc., 3.300%, 10/30/19	850,000	835
Oracle Corp., 2.375%, 1/15/19	250,000	254
Oracle Corp., 5.750%, 4/15/18	250,000	273
Tencent Holdings, Ltd., 2.000%, 5/2/17 144A	350,000	350
Tencent Holdings, Ltd., 2.875%, 2/11/20 144A	200,000	199

Total		4,010

Telecommunications (1.1%)
America Movil SAB de CV, 2.375%, 9/8/16	425,000	427
British Telecommunications PLC, 2.350%, 2/14/19	250,000	251
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.381%, 12/15/17	230,000	230
Crown Castle Towers LLC, 6.113%, 1/15/20 144A	815,000	889
Verizon Communications, Inc., 1.100%, 11/1/17	200,000	198
Verizon Communications, Inc., 2.500%, 9/15/16	240,000	242
Verizon Communications, Inc., 3.650%, 9/14/18	335,000	350

Total		2,587

Transportation (1.7%)
Burlington Northern Santa Fe LLC, 5.750%, 3/15/18	750,000	810
ERAC USA Finance LLC, 1.400%, 4/15/16 144A	750,000	750
HPHT Finance 15, Ltd., 2.250%, 3/17/18 144A	209,000	207
Kansas City Southern, 2.350%, 5/15/20 144A	450,000	434
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 3/15/16 144A	460,000	461
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18 144A	750,000	755
Southwest Airlines Co., 2.750%, 11/6/19	280,000	282

	Corporate Bonds (44.3%)	Shares/ $ Par	Value $ (000’s)

	Transportation continued
	Southwest Airlines Co., 5.125%, 3/1/17	175,000	182
	Southwest Airlines Co., 5.750%, 12/15/16	230,000	239
	Union Pacific Corp., 2.250%, 2/15/19	85,000	86

	Total		4,206

	Total Corporate Bonds
	(Cost: $110,465)		108,178

	Governments (11.7%)

	Foreign Agencies (0.5%)
	CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	350,000	348
	Ecopetrol SA, 4.250%, 9/18/18	285,000	283
	Electricite de France SA, 1.150%, 1/20/17 144A	450,000	449
	Petroleos Mexicanos, 3.500%, 7/23/20 144A	185,000	175

	Total		1,255

	US Governments and Agencies (11.1%)
	Federal Home Loan Banks, 0.500%, 9/28/16	2,330,000	2,326
	Federal National Mortgage Association, 0.625%, 8/26/16	5,000,000	5,000
(b)	US Treasury, 0.500%, 7/31/17	7,290,000	7,235
(b)	US Treasury, 0.625%, 9/30/17	6,255,000	6,212
	US Treasury, 0.875%, 11/15/17	4,895,000	4,878
	US Treasury, 1.250%, 1/31/20	1,490,000	1,467

	Total		27,118

	Yankee Sovereign (0.1%)
	Iceland Government International Bond, 4.875%, 6/16/16 144A	242,000	246

	Total		246

	Total Governments
	(Cost: $28,734)		28,619

	Municipal Bonds (0.9%)

	Municipal Bonds (0.9%)
	Province of Ontario Canada, , 2.000%, 9/27/18 GO	1,000,000	1,008
	State Board of Administration Finance Corp., Series 2013A, 1.298%, 7/1/16 RB	200,000	201

The Accompanying Notes are an Integral Part of the Financial Statements.

90	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Municipal Bonds (0.9%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
State Board of Administration Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	190,000	191
State of Illinois, Series 2010-3, 4.790%, 4/1/16 GO	300,000	302
State of Illinois, Series 2011, 4.961%, 3/1/16 GO	195,000	196
University of California, Series 2011Y-1, 0.928%, 7/1/41 RB	270,000	270

Total Municipal Bonds
(Cost: $2,156)		2,168

Structured Products (41.0%)

Structured Products (40.3%)
AEP Texas Central Transition Funding II LLC, 5.170%, 1/1/18	609,093	636
Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/19	1,045,000	1,041
Ally Master Owner Trust, Series 2015-3, Class A, 1.630%, 5/15/20	1,195,000	1,184
American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 1/15/20	1,000,000	998
American Express Credit Account Master Trust, Series 2014-3, Class A, 1.490%, 4/15/20	1,775,000	1,776
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.260%, 11/8/19	735,000	731
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class A3, 1.270%, 1/8/20	400,000	396
AmeriCredit Automobile Receivables Trust, Series 15-4, Class A3, 1.700%, 7/8/20	220,000	219
ARI Fleet Lease Trust, Series 2015-A, Class A2, 1.110%, 11/15/18 144A	490,000	487
ARI Fleet Lease Trust, Series 2015-A, Class A3, 1.670%, 9/15/23 144A	520,000	514
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A2, 1.150%, 7/10/17 144A	214,768	214
Ascentium Equipment Receivables LLC, Series 15-2A, Class A3, 1.930%, 3/11/19 144A	710,000	704

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
BAMLL Commercial Mortgage Securities Trust, Series 2014-IP, Class A, 2.717%, 6/15/28 144A	210,000	212
Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.675%, 7/10/46	650,000	664
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AM, 6.258%, 2/10/51	440,000	470
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.537%, 10/12/41	292,476	296
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AM, 5.582%, 9/11/41	500,000	511
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR18, Class AM, 6.084%, 6/11/50	500,000	532
BMW Vehicle Lease Trust, Series 2014-1, Class A4, 0.990%, 8/21/17	295,000	294
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.620%, 3/20/19	320,000	318
Capital Auto Receivables Asset Trust, Series 2015-3, Class A2, 1.720%, 1/22/19	930,000	928
Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 9/20/19	250,000	249
Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 9/16/19	500,000	499
Capital One Multi-Asset Execution Trust, Series 2014-A2, Class A2, 1.260%, 1/15/20	470,000	470
CarMax Auto Owner Trust, Series 2013-2, Class A4, 0.840%, 11/15/18	420,000	417
CarMax Auto Owner Trust, Series 2014-4, Class A3, 1.250%, 11/15/19	440,000	438
CarMax Auto Owner Trust, Series 2015-2, Class A3, 1.370%, 3/16/20	350,000	347

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
CarMax Auto Owner Trust, Series 2015-1, Class A3, 1.380%, 11/15/19	260,000	259
CarMax Auto Owner Trust, Series 2014-4, Class A4, 1.810%, 7/15/20	250,000	249
CCG Receivables Trust, Series 2015-1, Class A2, 1.460%, 11/14/18 144A	380,000	379
CD Commerical Mortgage Trust, Series 2007-CD5, Class AMA, 6.119%, 11/15/44	565,000	599
Chase Issuance Trust, Series 2014-A1, Class A, 1.150%, 1/15/19	400,000	400
Citibank Credit Card Issuance Trust, Series 2014-A9, Class A9, 0.669%, 11/23/18	695,000	695
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A1, 1.353%, 2/10/48	184,075	182
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A1, 1.485%, 10/10/47	294,456	292
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A1, 1.637%, 6/10/48	464,178	459
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A11, 1.643%, 9/10/58	421,208	416
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A1, 1.648%, 9/15/48	179,321	178
CNH Equipment Trust, Series 2013-B, Class A4, 0.990%, 11/15/18	845,000	838
CNH Equipment Trust, Series 2015-B, Class A3, 1.370%, 7/15/20	595,000	588
CNH Equipment Trust, Series 2014-B, Class A4, 1.610%, 5/17/21	1,150,000	1,143
Commercial Mortgage Trust, Series 2014-UBS6, Class A1, 1.445%, 12/10/47	155,377	154
Commercial Mortgage Trust, Series 2014-CR21, Class A1, 1.494%, 12/10/47	78,420	77
Commercial Mortgage Trust, Series 2015-CR22, Class A1, 1.569%, 3/10/48	75,790	75

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	91

Short-Term Bond Portfolio

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Commercial Mortgage Trust, Series 2015-CR26, Class A1, 1.604%, 10/10/48	366,425	363
Commercial Mortgage Trust, Series 2015-PC1, Class A1, 1.667%, 7/10/50	627,861	623
Commercial Mortgage Trust, Series 2015-CR25, Class A1, 1.737%, 8/10/48	331,197	329
Commercial Mortgage Trust, Series 2015-LC23, Class A2, 3.221%, 10/10/53	605,000	620
Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.826%, 7/10/38	500,000	505
Commercial Mortgage Trust, Series 2001-J2A, Class C, 6.586%, 7/16/34 144A	409,403	419
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1, 1.454%, 6/15/57	848,642	838
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A1, 1.684%, 4/15/50	68,394	68
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1, 1.717%, 8/15/48	325,452	321
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 144A	754,300	746
DBRR Trust, Series 2013-EZ3, Class A, 1.636%, 12/18/49 144A	1,070,390	1,070
Diamond Resorts Owner Trust, Series 2014-1, Class A, 2.540%, 5/20/27 144A	218,475	217
Diamond Resorts Owner Trust, Series 2015-1, Class A, 2.730%, 7/20/27 144A	447,445	443
Diamond Resorts Owner Trust, Series 2015-2, Class A, 2.990%, 5/22/28 144A	268,463	268
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.040%, 4/15/19	1,150,000	1,149
Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.450%, 3/15/21	1,155,000	1,144

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2, 5.216%, 1/25/42 144A	327,019	336
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.300%, 9/20/20 144A	465,000	463
Enterprise Fleet Financing LLC, Series 15-2, Class A2, 1.590%, 2/22/21 144A	600,000	596
FDIC Guaranteed Notes Trust, Series 2010-S2, Class 2A, 2.570%, 7/29/47 144A	286,446	288
Federal Home Loan Mortgage Corp., Series 4092, Class CL, 1.250%, 6/15/27	2,226,239	2,148
Federal Home Loan Mortgage Corp., Series 15-DNA1, Class M1, 1.322%, 10/25/27	263,103	263
Federal Home Loan Mortgage Corp., Series 15-HQ1, Class M1, 1.472%, 3/25/25	194,679	195
Federal Home Loan Mortgage Corp., Series 15-HQ2, Class M1, 1.522%, 5/25/25	239,140	239
Federal Home Loan Mortgage Corp., Series 15-DNA2, Class M1, 1.572%, 12/25/27	295,860	296
Federal Home Loan Mortgage Corp., 1.572%, 5/25/28	247,792	248
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M1, 1.672%, 3/25/28	243,862	244
Federal Home Loan Mortgage Corp., Series 15-DNA3, Class M1, 1.772%, 4/25/28	245,856	246
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.000%, 2/15/25	818,841	821
Federal Home Loan Mortgage Corp., 2.500%, 1/1/24	1,812,365	1,849
Federal Home Loan Mortgage Corp., 5.000%, 4/1/18	38,347	40
Federal Home Loan Mortgage Corp., 5.500%, 5/1/22	248,435	268
Federal Home Loan Mortgage Corp., 6.000%, 12/1/28	15,445	18

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 6.000%, 9/1/34	6,118	7
Federal Home Loan Mortgage Corp., 6.000%, 2/1/35	92,128	105
Federal Home Loan Mortgage Corp., 6.000%, 9/1/35	32,031	37
Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	6,185	7
Federal National Mortgage Association, Series 2010-95, Class BK, 1.500%, 2/25/20	579,719	582
Federal National Mortgage Association, 1.922%, 7/25/25	174,857	175
Federal National Mortgage Association, 1.922%, 7/25/25	386,136	386
Federal National Mortgage Association, Series 2013-74, Class AD, 2.000%, 7/25/23	700,539	704
Federal National Mortgage Association, 2.500%, 10/1/22	1,208,409	1,231
Federal National Mortgage Association, 2.500%, 12/1/22	298,173	304
Federal National Mortgage Association, Series 2011-113, Class AG, 2.500%, 11/25/26	409,922	416
Federal National Mortgage Association, 3.000%, 6/1/22	356,324	368
Federal National Mortgage Association, 3.000%, 4/1/24	758,806	784
Federal National Mortgage Association, 3.000%, 11/1/29	237,088	245
Federal National Mortgage Association, 3.000%, 2/1/30	185,874	192
Federal National Mortgage Association, 3.000%, 3/1/30	755,856	780
Federal National Mortgage Association, 3.000%, 4/1/30	604,807	624
Federal National Mortgage Association, 3.000%, 7/1/30	763,602	788
Federal National Mortgage Association, 3.000%, 9/1/30	1,011,272	1,043
Federal National Mortgage Association, 3.500%, 5/1/27	1,417,925	1,488

The Accompanying Notes are an Integral Part of the Financial Statements.

92	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.500%, 11/1/44	1,891,639	1,958
Federal National Mortgage Association, 4.000%, 2/1/29	1,773,287	1,881
Federal National Mortgage Association, 4.000%, 3/1/41	82,415	87
Federal National Mortgage Association, 4.000%, 3/1/42	836,436	887
Federal National Mortgage Association, 4.000%, 3/1/45	424,127	449
Federal National Mortgage Association, 4.500%, 5/1/40	273,525	296
Federal National Mortgage Association, 4.500%, 9/1/40	262,027	284
Federal National Mortgage Association, 5.000%, 10/1/33	345,314	382
Federal National Mortgage Association, 5.500%, 8/1/37	194,528	219
Federal National Mortgage Association, 5.500%, 2/1/38	747,187	842
Federal National Mortgage Association, 6.000%, 8/1/22	141,939	156
Federal National Mortgage Association, 6.000%, 3/1/34	157,979	180
Federal National Mortgage Association, 6.000%, 8/1/34	437,376	499
Federal National Mortgage Association, 6.000%, 11/1/34	18,155	21
Federal National Mortgage Association, 6.000%, 12/1/34	5,584	6
Federal National Mortgage Association, 6.000%, 4/1/35	10,594	12
Federal National Mortgage Association, 6.000%, 5/1/38	8,254	9
Federal National Mortgage Association, 6.000%, 10/1/40	419,670	474
Federal National Mortgage Association, 6.500%, 7/1/32	49,749	58
Federal National Mortgage Association, 6.500%, 12/1/32	56,357	65
Federal National Mortgage Association Connecticut Avenue Securities, 1.922%, 2/25/25	86,755	87

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association Connecticut Avenue Securities, 1.922%, 2/25/25	25,210	25
Federal National Mortgage Association Connecticut Avenue Securities, 2.372%, 11/25/24	181,184	182
Federal National Mortgage Association Connecticut Avenue Securities, 2.522%, 11/25/24	87,446	88
Fifth Third Auto Trust, Series 2014-2, Class A4, 1.380%, 12/15/20	500,000	499
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.790%, 5/15/18	237,675	237
Ford Credit Auto Owner Trust, Series 2015-B, Class A3, 1.160%, 11/15/19	790,000	784
Ford Credit Auto Owner Trust, Series 2014-A, Class A4, 1.290%, 4/15/19	425,000	424
Ford Credit Auto Owner Trust, Series 2014-B, Class A4, 1.420%, 8/15/19	400,000	400
Ford Credit Auto Owner Trust, Series 2013-C, Class D, 2.500%, 1/15/20	575,000	580
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.200%, 2/15/19	500,000	498
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A1, 1.400%, 8/15/19	1,150,000	1,145
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A1, 1.650%, 5/15/20 144A	290,000	287
Government National Mortgage Association, 3.500%, 7/20/43	81,481	85
Government National Mortgage Association, 3.500%, 9/20/43	239,961	251
Government National Mortgage Association, 3.500%, 3/20/45	32,059	33
Government National Mortgage Association, 3.500%, 4/20/45	103,738	108
Government National Mortgage Association, 4.000%, 1/20/45	114,815	120
Government National Mortgage Association, 5.000%, 3/20/34	884,167	977

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 5.500%, 6/20/37	227,645	250
GS Mortgage Securities Trust, Series 2015-GC28, Class A1, 1.528%, 2/10/48	297,103	294
GS Mortgage Securities Trust, Series 2015-GC32, Class A1, 1.593%, 7/10/48	248,475	246
GS Mortgage-Backed Securities Trust, Series 2014-EB1A, Class 2A1, 2.491%, 7/25/44 144A	122,721	122
Honda Auto Receivables Owner Trust, Series 2013-4, Class A4, 1.040%, 2/18/20	85,000	85
Honda Auto Receiveables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/18	845,000	842
Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3, 1.400%, 11/15/18 144A	330,000	328
Hyundai Auto Receivables Trust, Series 2015-A, Class A3, 1.050%, 4/15/19	290,000	289
John Deere Owner Trust, Series 2015-A, Class A3, 1.320%, 6/17/19	160,000	159
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AM, 5.440%, 5/15/45	485,000	493
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.488%, 12/12/44	350,147	350
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AM, 5.881%, 2/12/51	350,000	370
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, 5.909%, 4/15/45	1,050,000	1,060
JP Morgan Chase Commerical Mortgage Securities Trust, Series 2007-C1, Class AM, 5.953%, 2/15/51	680,000	714
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A1, 1.414%, 2/15/48	240,072	236

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	93

Short-Term Bond Portfolio

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A1, 1.445%, 10/15/48	470,104	463
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A1, 1.596%, 1/15/48	458,064	452
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class A1, 1.625%, 5/15/48	182,586	180
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A1, 1.738%, 7/15/48	792,061	784
Kubota Credit Owner Trust, Series 2014-1A, Class A4, 1.670%, 7/15/20 144A	1,500,000	1,491
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AM, 5.413%, 9/15/39	400,000	407
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.250%, 11/25/23	12,827	13
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.900%, 12/16/19	470,000	470
Mercedes-Benz Auto Lease Trust, Series 2015-A, Class A3, 1.100%, 8/15/17	980,000	979
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class AM, 5.419%, 8/12/48	350,000	356
ML-CFC Commerical Mortgage Trust, Series 2006-4, Class AM, 5.204%, 12/12/49	210,000	215
MMAF Equipment Finance LLC, Series 2015-AA, Class A3, 1.390%, 10/16/19 144A	225,000	223
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A1, 1.706%, 5/15/48	296,324	294
Morgan Stanley Bank of American Merrill Lynch Trust, Series 2014-C19, Class A1, 1.573%, 12/15/47	298,842	296

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Morgan Stanley Capital I, Inc., Series 2015-MS1, Class A1, 1.638%, 5/15/48	327,674	325
MVW Owner Trust 2015-1, Series 15-1A, Class A, 2.520%, 12/20/32 144A	633,534	625
Nissan Auto Lease Trust, Series 2014-A, Class A4, 1.040%, 10/15/19	1,150,000	1,148
Nissan Auto Receivables Owner Trust, Series 2014-B, Class A3, 1.110%, 5/15/19	475,000	474
Nissan Master Owner Trust Receivables, Series 2015-A, Class A2, 1.440%, 1/15/20	400,000	397
Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.160%, 1/15/19	124,622	125
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.550%, 10/15/18	843,511	844
SBA Tower Trust, 2.240%, 4/16/18 144A	180,000	176
SBA Tower Trust, 2.933%, 12/15/17 144A	945,000	956
SBA Tower Trust, 3.156%, 10/15/20 144A	635,000	625
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.400%, 3/22/32 144A	348,565	344
Sierra Receivables Funding Co. LLC, Series 2015-2A, Class A, 2.430%, 6/20/32 144A	365,730	359
Sierra Receivables Funding Co. LLC, Series 15-3A, Class A, 2.580%, 9/20/32 144A	367,086	361
SLM Student Loan Trust, Series 2008-9, Class A, 1.820%, 4/25/23	217,306	217
SLM Student Loan Trust, Series 2008-4, Class A4, 1.970%, 7/25/22	100,000	101
SLM Student Loan Trust, Series 2008-5, Class A4, 2.020%, 7/25/23	290,000	292
SMART ABS Trust, Series 2015-1US, Class A2A, 0.990%, 8/14/17	232,475	232
SMART ABS Trust, Series 2015-3US, Class A3A, 1.660%, 8/14/19	550,000	544
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.360%, 8/17/20	1,145,000	1,139

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Synchrony Credit Card Master Note Trust, Series 2015-2, Class A, 1.600%, 4/15/21	595,000	591
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A, 1.610%, 11/15/20	1,155,000	1,151
Synchrony Credit Card Master Note Trust, Series 2013-1, Class B, 1.690%, 3/15/21	465,000	462
TIAA Seasoned Commerical Mortgage Trust, Series 2007-C4, Class AJ, 5.510%, 8/15/39	239,817	241
Towd Point Mortgage Trust, Series 2015-5, Class A1B, 2.750%, 5/25/55	424,228	419
Towd Point Mortgage Trust, Series 2015-4, Class A1B, 2.750%, 4/25/55 144A	472,725	467
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A4, 1.310%, 9/16/19	1,500,000	1,494
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A4, 1.690%, 12/15/20	610,000	609
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A3, 0.910%, 10/22/18	85,000	84
Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A4, 1.160%, 3/20/20	1,150,000	1,138
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4, 1.450%, 9/21/20	425,000	418
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM, 5.339%, 11/15/48	916,000	935
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM, 5.767%, 5/15/43	496,000	498
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A1, 1.437%, 12/15/47	366,653	363
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A1, 1.454%, 2/15/48	223,254	220

The Accompanying Notes are an Integral Part of the Financial Statements.

94	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A1, 1.531%, 5/15/48	243,978	241
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A1, 1.730%, 2/15/48	404,515	402
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A1, 1.471%, 4/15/50	189,979	188

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2, 3.020%, 7/15/58	530,000	541
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 2.738%, 12/25/34	493,720	505
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%, 6/15/45 144A	1,107,225	1,080
Wheels SPV 2 LLC, Series 2015-1A, Class A2, 1.270%, 4/22/24 144A	200,000	198

Structured Products (41.0%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
World Omni Auto Receivables Trust, Series 2015-A, Class A3, 1.340%, 5/15/20	150,000	149

Total Structured Products
(Cost: $98,775)		100,189

Total Investments (97.9%)
(Cost: $240,130)(a)		239,154

Other Assets, Less
Liabilities (2.1%)		5,050

Net Assets (100.0%)		244,204

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the value of these securities (in thousands) was $43,104 representing 17.7% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $240,134 and the net unrealized depreciation of investments based on that cost was $980 which is comprised of $422 aggregate gross unrealized appreciation and $1,402 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2015, $6,170)	52	3/16	$18
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2015, $5,656)	26	3/16	(8)

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	95

Short-Term Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Government	$-	$28,619	$-
Municipal Bonds	-	2,168	-
Corporate Bonds	-	109,310	-
Structured Products	-	97,093	1,963
Other Financial Instruments^
Futures	18	-	-
Total Assets:	$18	$237,191	$1,963
Liabilities:
Other Financial Instruments^
Futures	(8)	-	-
Total Liabilities:	$(8)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

96	Short-Term Bond Portfolio

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$2.9 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Wells Capital Management, Inc. (“WellsCap”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) that is within 10% of the Barclays® U.S. Aggregate Index. The Portfolio uses a “bottom up,” fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Market Overview

Despite the positive tone entering 2015, markets struggled, as oil came under renewed selling pressure on oversupply concerns. The third quarter brought the most dramatic developments of the year—a series of crises highlighted the risks of political uncertainty and slowing global growth. The Greek crisis flared up in the early part of July, resulting in the country’s third bailout in five years. Financial markets cheered this outcome. Then, the renewed market stability was unhinged by a dramatic selloff in Chinese equities, which heightened concerns about China’s economic slowdown and raised broader concerns about global economic growth. In response, commodities and emerging markets fell sharply. Some calming of global financial conditions and an improving U.S. labor market allowed the Fed to finally raise interest rates for the first time in almost ten years during their December meeting.

Portfolio Results

The Portfolio returned 0.53% for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Aggregate Index (the “Index”), returned 0.55%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio outperformed the (0.01%) average return of its Core Bond Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Within the higher yielding “credit” portion of the Portfolio, security selection was the main contributor to relative performance. Bank and technology contributors were broadly distributed, highlighted by overweights to Morgan Stanley and Fidelity National Information Services. Overweights to Allergan and Reynolds American also contributed to relative performance. Overweighting Slovenia and Slovakia were the main sovereign contributors.

At the other end of the spectrum, the consumer cyclical, pipeline and cable media groups detracted from the Portfolio’s relative performance. Individual detractors in the credit sector included overweight positions in Enlink, Viacom, Yum! Brands and Marathon Oil.

In terms of portfolio structure, the Portfolio ended the year with a slight risk-adjusted underweight to the credit sector. At the subsector level, the Portfolio held a constructive view toward banks, technology and healthcare. The Portfolio held a conservative view towards commodity subsectors, especially in metals and mining where the Portfolio was underweight throughout the year, as well as energy, where there was a move to an underweight in the second half of the year. The Portfolio maintained a cautious view toward sovereigns, favoring Slovenia, Slovakia and Mexico versus Turkey, Colombia and Brazil.

In Agency mortgages, security selection and active relative value trading contributed to performance. Security selection and active trading helped relative performance across different types of mortgage securities, including Agency hybrid adjustable-rate mortgages (“ARMs”) and collateralized mortgage obligations (“CMOs). Positions along the mortgage maturity and coupon spectrum were a small detractor. The Portfolio ended the year overweight in attractive coupons and maturities of the mortgage market and overweight in ARMs, and underweight positions in Ginnie Mae and select 30-year mortgages.

In asset-backed securities (“ABS”), federal student loan securities were the largest detractor from performance during the year. Positioning in private student loan ABS and auto dealer securities also detracted. A sector overweight to ABS contributed to performance, as did security-level positioning in credit card ABS. The Portfolio reduced its risk-adjusted overweight to 7.4% from 8.4% at the start of the year. In the commercial mortgage-backed securities (“CMBS”), the Portfolio reduced its risk-adjusted overweight to 2.1% from 2.5% at start of the year and benefited from security selection in the CMBS sector.

Select Bond Portfolio	97

Select Bond Portfolio

Portfolio Manager Outlook

The following forward looking comments are the opinion of WellsCap, the Portfolio’s sub-adviser.

Challenges remain for the U.S. economy and abroad in 2016, raising the risk of surprises during the first half of the year. Recent U.S. manufacturing surveys suggest a slowdown has taken hold. Market participants will be closely watching incoming data to gauge the economy’s growth trajectory. Challenging international growth has been a source of downside risk, particularly in China’s economic transition and commodity-driven emerging markets. In Europe, consensus on monetary and fiscal issues appears somewhat in flux. The market will also continue to face political uncertainty, including electing the next U.S. president, a U.K. vote on European Union membership and Europe’s response to the Syrian migrant issue.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Select Bond Portfolio	0.53%	3.15%	4.49%
Barclays® U.S. Aggregate Index	0.55%	3.25%	4.51%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	-0.01%	3.22%	4.21%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purporse keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

98	Select Bond Portfolio

Select Bond Portfolio

Top 10 Fixed Income Holdings 12/31/15

Security Description	% of Market Value
US Treasury, Various	30.4%
Federal National Mortgage Association, Various	12.7%
Federal Home Loan Mortgage Corp., Various	9.3%
Government National Mortgage Association, Various	6.5%
Federal National Mortgage Association Strip, Series 411, Class A3, 3.00%, 8/25/42	0.8%
Morgan Stanley, Various	0.7%
Citigroup, Inc., Various	0.6%
Capital Auto Receivables Asset Trust 1, Series 2013-1, Class A4, 0.97%, 1/22/18	0.6%
Bank of America Corp., Various	0.6%
Verizon Communications, Inc., Various	0.5%

Sector Allocation 12/31/15

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio	99

Select Bond Portfolio

Schedule of Investments

December 31, 2015

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.6%)
Embraer Netherlands Finance BV, 5.050%, 6/15/25	1,520,000	1,383
L-3 Communications Corp., 3.950%, 5/28/24	419,000	398
Lockheed Martin Corp., 2.500%, 11/23/20	4,120,000	4,096
Lockheed Martin Corp., 3.550%, 1/15/26	3,710,000	3,723
Lockheed Martin Corp., 4.700%, 5/15/46	2,280,000	2,336
Northrop Grumman Corp., 3.250%, 8/1/23	3,485,000	3,484
Northrop Grumman Corp., 3.850%, 4/15/45	1,140,000	1,024

Total		16,444

Autos & Vehicle Parts (0.5%)
General Motors Co., 3.500%, 10/2/18	3,690,000	3,727
General Motors Co., 4.000%, 4/1/25	640,000	606
General Motors Co., 5.000%, 4/1/35	1,590,000	1,484
General Motors Co., 5.200%, 4/1/45	930,000	872
General Motors Financial Co., Inc., 3.100%, 1/15/19	2,780,000	2,776
General Motors Financial Co., Inc., 3.450%, 4/10/22	2,885,000	2,768
Volkswagen Group of America Finance LLC, 2.400%, 5/22/20 144A	1,770,000	1,657

Total		13,890

Banking (5.6%)
Ally Financial, Inc., 3.250%, 11/5/18	5,125,000	5,029
Bank of America Corp., 2.625%, 10/19/20	4,775,000	4,715
Bank of America Corp., 3.875%, 8/1/25	7,595,000	7,710
Bank of America Corp., 6.000%, 9/1/17	3,690,000	3,927
Capital One Financial Corp., 4.200%, 10/29/25	2,735,000	2,700
Citigroup, Inc., 1.550%, 8/14/17	5,235,000	5,215
Citigroup, Inc., 1.700%, 7/25/16	3,690,000	3,702
Citigroup, Inc., 4.450%, 9/29/27	6,235,000	6,194
Citigroup, Inc., 4.650%, 7/30/45	2,100,000	2,131

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Commonwealth Bank of Australia, 4.500%, 12/9/25 144A	2,010,000	1,993
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 5.250%, 8/4/45	1,820,000	1,907
Credit Suisse Group Funding Guernsey, Ltd., 3.125%, 12/10/20 144A	5,750,000	5,724
Deutsche Bank AG, 4.500%, 4/1/25	1,385,000	1,274
The Goldman Sachs Group, Inc., 4.250%, 10/21/25	2,975,000	2,952
The Goldman Sachs Group, Inc., 4.750%, 10/21/45	3,725,000	3,700
The Goldman Sachs Group, Inc., 6.750%, 10/1/37	2,565,000	2,998
HSBC USA, Inc., 2.750%, 8/7/20	6,615,000	6,616
JPMorgan Chase & Co., 2.550%, 10/29/20	6,455,000	6,401
JPMorgan Chase & Co., 3.900%, 7/15/25	5,260,000	5,421
JPMorgan Chase & Co., 4.250%, 10/1/27	1,197,000	1,194
JPMorgan Chase & Co., 4.950%, 6/1/45	1,501,000	1,501
Lazard Group LLC, 3.750%, 2/13/25	4,775,000	4,406
Lazard Group LLC, 4.250%, 11/14/20	2,630,000	2,724
LLoyds Banking Group PLC, 5.300%, 12/1/45 144A	1,440,000	1,461
Morgan Stanley, 2.800%, 6/16/20	5,615,000	5,633
Morgan Stanley, 3.950%, 4/23/27	2,760,000	2,679
Morgan Stanley, 4.000%, 7/23/25	11,965,000	12,321
Murray Street Investment Trust I, 4.647%, 3/9/17	5,805,000	5,981
Royal Bank of Canada, 2.100%, 10/14/20	7,150,000	7,026
Santander Issuances SAU, 5.179%, 11/19/25	4,630,000	4,560
Santander UK Group Holdings PLC, 4.750%, 9/15/25 144A	2,860,000	2,822

	Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Santander UK Group Holdings PLC., 2.875%, 10/16/20	4,665,000	4,633
	Skandinaviska Enskilda Banken AB, 2.625%, 11/17/20 144A	5,845,000	5,826
	Synchrony Financial, 4.500%, 7/23/25	3,065,000	3,058
	UBS Group Funding Jersey, Ltd., 4.125%, 9/24/25 144A	3,295,000	3,292
(d)	Washington Mutual Bank, 6.750%, 5/20/36	1,100,000	-
(d)	Washington Mutual Bank, 6.875%, 6/15/11	1,620,000	-
	Westpac Banking Corp., 2.250%, 11/9/20 144A	6,550,000	6,465
	Westpac Banking Corp., 2.600%, 11/23/20	5,405,000	5,426

	Total		161,317

	Basic Materials (0.1%)
	International Paper Co., 5.150%, 5/15/46	2,610,000	2,483

	Total		2,483

	Chemicals (0.2%)
	Albemarle Corp., 5.450%, 12/1/44	1,630,000	1,576
	LYB International Finance BV, 4.875%, 3/15/44	1,230,000	1,123
	LyondellBasell Industries NV, 4.625%, 2/26/55	1,235,000	1,002
	The Mosaic Co., 5.625%, 11/15/43	845,000	810

	Total		4,511

	Conglomerate & Diversified Manufacturing (0.1%)
	General Electric Capital Corp., 5.875%, 1/14/38	1,035,000	1,267
	Valmont Industries, Inc., 5.250%, 10/1/54	1,675,000	1,427

	Total		2,694

	Consumer Products & Retailing (0.6%)
	Bed Bath & Beyond, Inc., 5.165%, 8/1/44	1,740,000	1,474
	Coach, Inc., 4.250%, 4/1/25	620,000	589
	Kohl’s Corp., 5.550%, 7/17/45	1,260,000	1,173

The Accompanying Notes are an Integral Part of the Financial Statements.

100	Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
McDonald’s Corp., 2.750%, 12/9/20	2,775,000	2,773
McDonald’s Corp., 3.700%, 1/30/26	3,195,000	3,192
McDonald’s Corp., 4.875%, 12/9/45	2,305,000	2,319
Reynolds American, Inc., 4.450%, 6/12/25	1,435,000	1,501
Reynolds American, Inc., 5.700%, 8/15/35	2,315,000	2,537
Walgreens Boot Alliance, Inc., 4.800%, 11/18/44	2,220,000	2,008

Total		17,566

Electric Utilities (1.2%)
American Electric Power Co., Inc., 1.650%, 12/15/17	3,995,000	3,965
Appalachian Power Co., 4.450%, 6/1/45	1,260,000	1,196
Commonwealth Edison Co., 3.700%, 3/1/45	635,000	571
Consolidated Edison Co. of New York, Inc., 4.500%, 12/1/45	1,350,000	1,367
Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54	435,000	428
Dominion Resources, Inc., 3.900%, 10/1/25	1,818,000	1,820
Dominion Resources, Inc., 4.700%, 12/1/44	1,920,000	1,871
Duke Energy Corp., 3.750%, 4/15/24	1,445,000	1,464
Duke Energy Corp., 4.800%, 12/15/45	1,170,000	1,182
Duke Energy Progress, LLC, 3.250%, 8/15/25	2,645,000	2,663
Duke Energy Progress, LLC, 4.200%, 8/15/45	990,000	975
MidAmerican Energy Co., 3.500%, 10/15/24	1,635,000	1,671
MidAmerican Energy Co., 4.250%, 5/1/46	1,635,000	1,617
PECO Energy Co., 3.150%, 10/15/25	2,970,000	2,960
PPL Electric Utilities Corp., 4.150%, 10/1/45	1,800,000	1,779
Puget Energy, Inc., 6.000%, 9/1/21	4,385,000	4,940
Southwestern Electric Power Co., 3.900%, 4/1/45	1,650,000	1,445
Virginia Electric & Power Co., 4.450%, 2/15/44	1,080,000	1,111

Total		33,025

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Energy (0.9%)
Apache Corp., 4.250%, 1/15/44	1,590,000	1,245
Canadian Oil Sands, Ltd., 6.000%, 4/1/42 144A	1,845,000	1,476
Halliburton Co., 3.800%, 11/15/25	1,705,000	1,660
Halliburton Co., 5.000%, 11/15/45	1,240,000	1,226
Kerr-McGee Corp., 6.950%, 7/1/24	5,235,000	5,624
Marathon Oil Corp., 5.200%, 6/1/45	2,385,000	1,697
Pioneer Natural Resources Co., 3.450%, 1/15/21	2,310,000	2,133
Rowan Cos., 5.400%, 12/1/42	1,610,000	963
Rowan Cos., 5.850%, 1/15/44	975,000	588
Sempra Energy, 2.850%, 11/15/20	3,020,000	3,018
Sempra Energy, 3.750%, 11/15/25	2,975,000	2,968
Talisman Energy, Inc., 3.750%, 2/1/21	2,050,000	1,859
Weatherford International, Ltd., 4.500%, 4/15/22	725,000	522
Weatherford International, Ltd., 5.950%, 4/15/42	1,880,000	1,321

Total		26,300

Finance (0.1%)
GE Capital International Funding Co., 4.418%, 11/15/35 144A	3,324,000	3,392

Total		3,392

Food & Beverage (0.8%)
Anheuser-Busch InBev Finance, Inc., 4.625%, 2/1/44	1,470,000	1,461
Kraft Heinz Foods Co., 2.800%, 7/2/20 144A	4,595,000	4,583
Kraft Heinz Foods Co., 3.950%, 7/15/25 144A	5,615,000	5,667
Kraft Heinz Foods Co., 5.200%, 7/15/45 144A	2,130,000	2,226
WM Wrigley Jr. Co., 2.000%, 10/20/17 144A	1,145,000	1,147
WM Wrigley Jr. Co., 2.400%, 10/21/18 144A	1,450,000	1,454
WM Wrigley Jr. Co., 2.900%, 10/21/19 144A	3,390,000	3,421

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage continued
WM Wrigley Jr. Co., 3.375%, 10/21/20 144A	3,440,000	3,507

Total		23,466

Insurance (0.8%)
ACE INA Holdings, Inc., 3.350%, 5/3/26	4,055,000	4,043
ACE INA Holdings, Inc., 4.350%, 11/3/45	2,130,000	2,164
AIA Group, Ltd., 3.200%, 3/11/25 144A	1,600,000	1,544
American International Group, Inc., 3.750%, 7/10/25	2,405,000	2,383
American International Group, Inc., 4.375%, 1/15/55	960,000	825
American International Group, Inc., 4.500%, 7/16/44	425,000	393
Anthem, Inc., 5.100%, 1/15/44	1,160,000	1,165
Liberty Mutual Group, Inc., 4.850%, 8/1/44 144A	2,490,000	2,306
Marsh & McLennan Cos., Inc., 3.750%, 3/14/26	2,675,000	2,679
Metropolitan Life Global Funding I, 2.500%, 12/3/20 144A	4,850,000	4,822
Metropolitan Life Group Funding I, 1.950%, 12/3/18 144A	1,110,000	1,107
Teachers Insurance & Annuity Association of America, 4.900%, 9/15/44 144A	465,000	470

Total		23,901

Media (0.9%)
21st Century Fox America, Inc., 3.700%, 10/15/25 144A	1,755,000	1,751
21st Century Fox America, Inc., 4.950%, 10/15/45 144A	1,230,000	1,211
British Sky Broadcasting Group PLC, 3.750%, 9/16/24 144A	3,240,000	3,164
CCO Safari II, LLC, 4.908%, 7/23/25 144A	3,515,000	3,512
CCO Safari II, LLC, 6.484%, 10/23/45 144A	2,938,000	2,943
Cox Communications, Inc., 4.800%, 2/1/35 144A	1,160,000	960
Grupo Televisa SAB, 5.000%, 5/13/45	1,090,000	937

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	101

Select Bond Portfolio

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Media continued
Grupo Televisa SAB, 6.125%, 1/31/46	1,385,000	1,377
Scripps Networks Interactive, Inc., 2.800%, 6/15/20	1,935,000	1,888
Scripps Networks Interactive, Inc., 3.500%, 6/15/22	1,360,000	1,308
Scripps Networks Interactive, Inc., 3.900%, 11/15/24	2,385,000	2,280
Scripps Networks Interactive, Inc., 3.950%, 6/15/25	2,300,000	2,199
Time Warner Cable, Inc., 6.550%, 5/1/37	820,000	830
Viacom, Inc., 4.850%, 12/15/34	2,610,000	2,131
Viacom, Inc., 5.250%, 4/1/44	800,000	660

Total		27,151

Metals & Mining (0.1%)
Barrick Gold Corp., 4.100%, 5/1/23	425,000	365
Rio Tinto Finance USA, Ltd., 3.750%, 6/15/25	3,390,000	3,077
Vale Overseas, Ltd., 8.250%, 1/17/34	795,000	637

Total		4,079

Oil & Gas (0.4%)
Chevron Corp., 1.365%, 3/2/18	4,780,000	4,742
Chevron Corp., 2.411%, 3/3/22	4,055,000	3,947
Marathon Petroleum Corp., 5.000%, 9/15/54	305,000	244
Marathon Petroleum Corp., 5.850%, 12/15/45	1,090,000	1,013
Valero Energy Corp., 4.900%, 3/15/45	1,640,000	1,367

Total		11,313

Pharmaceuticals (1.3%)
AbbVie, Inc., 2.500%, 5/14/20	4,520,000	4,475
AbbVie, Inc., 3.600%, 5/14/25	3,231,000	3,189
Actavis Funding SCS, 2.350%, 3/12/18	2,285,000	2,287
Actavis Funding SCS, 3.000%, 3/12/20	2,905,000	2,903
Actavis Funding SCS, 3.800%, 3/15/25	3,665,000	3,646
Actavis Funding SCS, 4.750%, 3/15/45	2,970,000	2,896
Baxalta, Inc., 4.000%, 6/23/25 144A	1,305,000	1,291

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals continued
Baxalta, Inc., 5.250%, 6/23/45 144A	2,940,000	2,950
Biogen, Inc., 2.900%, 9/15/20	1,800,000	1,795
Biogen, Inc., 3.625%, 9/15/22	1,565,000	1,582
Biogen, Inc., 4.050%, 9/15/25	2,971,000	2,985
Biogen, Inc., 5.200%, 9/15/45	1,001,000	1,001
Celgene Corp., 2.875%, 8/15/20	1,785,000	1,772
Celgene Corp., 3.875%, 8/15/25	975,000	971
Celgene Corp., 5.000%, 8/15/45	1,890,000	1,897
Perrigo Finance PLC, 3.900%, 12/15/24	2,970,000	2,866

Total		38,506

Pipelines (0.8%)
Energy Transfer Partners LP, 2.500%, 6/15/18	2,510,000	2,404
Energy Transfer Partners LP, 4.150%, 10/1/20	1,270,000	1,172
Energy Transfer Partners LP, 4.750%, 1/15/26	3,755,000	3,158
Energy Transfer Partners LP, 6.125%, 12/15/45	765,000	622
EnLink Midstream Partners LP, 5.050%, 4/1/45	2,150,000	1,333
Enterprise Products Operating LLC, 3.700%, 2/15/26	2,525,000	2,265
Gulfstream Natural Gas System LLC, 5.950%, 10/15/45 144A	1,725,000	1,605
Kinder Morgan, Inc., 5.300%, 12/1/34	1,805,000	1,422
Plains All American Pipeline LP/PAA Finance Corp., 4.650%, 10/15/25	600,000	524
Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/45	475,000	342
Sunoco Logistics Partners Operations LP, 5.950%, 12/1/25	1,175,000	1,119
Western Gas Partners LP, 3.950%, 6/1/25	3,670,000	3,080
Western Gas Partners LP, 5.375%, 6/1/21	300,000	304
Western Gas Partners LP, 5.450%, 4/1/44	595,000	472

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Williams Partners LP, 4.000%, 9/15/25	2,340,000	1,752

Total		21,574

Real Estate Investment Trusts (0.7%)
DDR Corp., 3.375%, 5/15/23	3,180,000	3,005
DDR Corp., 4.625%, 7/15/22	3,842,000	3,969
Mid-America Apartments LP, 3.750%, 6/15/24	2,855,000	2,798
Mid-America Apartments LP, 4.000%, 11/15/25	1,510,000	1,500
Mid-America Apartments LP, 4.300%, 10/15/23	1,350,000	1,383
Tanger Properties LP, 3.750%, 12/1/24	1,425,000	1,396
Tanger Properties LP, 3.875%, 12/1/23	1,680,000	1,673
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.250%, 10/5/20 144A	4,260,000	4,276

Total		20,000

Services (0.6%)
Alibaba Group Holding, Ltd., 3.600%, 11/28/24	2,795,000	2,670
Visa, Inc., 2.200%, 12/14/20	6,085,000	6,074
Visa, Inc., 3.150%, 12/14/25	4,055,000	4,060
Visa, Inc., 4.300%, 12/14/45	3,785,000	3,840

Total		16,644

Technology (1.5%)
Analog Devices, Inc., 3.900%, 12/15/25	2,045,000	2,064
Analog Devices, Inc., 5.300%, 12/15/45	2,045,000	2,107
Fidelity National Information Services, Inc., 2.850%, 10/15/18	3,355,000	3,367
Fidelity National Information Services, Inc., 3.625%, 10/15/20	2,690,000	2,725
Fidelity National Information Services, Inc., 4.500%, 10/15/22	1,335,000	1,359
Fidelity National Information Services, Inc., 5.000%, 10/15/25	1,815,000	1,865
Hewlett Packard Enterprise Co., 2.850%, 10/5/18 144A	4,260,000	4,258
Hewlett Packard Enterprise Co., 4.900%, 10/15/25 144A	3,425,000	3,358

The Accompanying Notes are an Integral Part of the Financial Statements.

102	Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Hewlett Packard Enterprise Co., 6.350%, 10/15/45 144A	3,085,000	2,929
Intel Corp., 4.900%, 7/29/45	1,380,000	1,459
Microsoft Corp., 2.000%, 11/3/20	3,995,000	3,996
Microsoft Corp., 2.650%, 11/3/22	2,975,000	2,972
Microsoft Corp., 3.125%, 11/3/25	3,995,000	4,016
Microsoft Corp., 4.450%, 11/3/45	2,070,000	2,135
Oracle Corp., 2.500%, 5/15/22	3,185,000	3,126
Oracle Corp., 2.950%, 5/15/25	875,000	852
Verisk Analytics, Inc., 5.500%, 6/15/45	455,000	434

Total		43,022

Telecommunications (1.6%)
America Movil SAB de CV, 3.125%, 7/16/22	2,710,000	2,663
American Tower Corp., 2.800%, 6/1/20	1,605,000	1,587
American Tower Corp., 3.450%, 9/15/21	3,125,000	3,140
American Tower Corp., 3.500%, 1/31/23	3,065,000	2,996
AT&T, Inc., 3.000%, 6/30/22	5,195,000	5,070
AT&T, Inc., 3.400%, 5/15/25	5,495,000	5,281
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.800%, 3/15/22	735,000	740
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 1/15/25	4,085,000	4,027
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.450%, 4/1/24	3,005,000	3,086
Verizon Communications, Inc., 2.500%, 9/15/16	3,205,000	3,230
Verizon Communications, Inc., 4.272%, 1/15/36 144A	1,878,000	1,696
Verizon Communications, Inc., 4.400%, 11/1/34	3,604,000	3,325
Verizon Communications, Inc., 4.862%, 8/21/46	8,075,000	7,645

Total		44,486

Corporate Bonds (20.0%)	Shares/ $ Par	Value $ (000’s)

Transportation (0.6%)
AP Moeller - Maersk, 3.875%, 9/28/25 144A	2,501,000	2,411
Burlington Northern Santa Fe LLC, 4.700%, 9/1/45	1,800,000	1,796
ERAC USA Finance LLC, 4.500%, 2/15/45 144A	850,000	790
ERAC USA Finance LLC, 5.625%, 3/15/42 144A	2,640,000	2,833
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.050%, 1/9/20 144A	870,000	863
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.200%, 7/15/20 144A	4,370,000	4,326
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 2/1/22 144A	3,395,000	3,297

Total		16,316

Total Corporate Bonds
(Cost: $588,135)		572,080

Governments (34.3%)

Foreign Agencies (0.9%)
Corp. Nacional del Cobre de Chile, 4.500%, 9/16/25 144A	2,200,000	2,072
Ecopetrol SA, 5.375%, 6/26/26	2,200,000	1,876
Ecopetrol SA, 5.875%, 5/28/45	1,435,000	1,019
Ecopetrol SA, 7.375%, 9/18/43	420,000	353
Electricite de France SA, 4.950%, 10/13/45 144A	4,055,000	3,937
Electricite de France SA, 5.250%, 10/13/55 144A	1,240,000	1,181
Japan Bank for International Cooperation, 1.750%, 5/28/20	4,565,000	4,463
Petroleos Mexicanos, 2.460%, 12/15/25	6,419,000	6,413
Petroleos Mexicanos, 4.500%, 1/23/26 144A	1,325,000	1,164
Petroleos Mexicanos, 5.625%, 1/23/46 144A	2,150,000	1,645

Total		24,123

Governments (34.3%)	Shares/ $ Par	Value $ (000’s)

US Government & Agencies (32.1%)
Federal Home Loan Bank, 0.500%, 9/28/16	3,440,000	3,434
Federal National Mortgage Association, 0.000%, 10/9/19	7,000,000	6,482
Tennessee Valley Authority, 4.250%, 9/15/65	4,072,000	3,978
US Treasury, 0.625%, 5/31/17	20,855,000	20,763
US Treasury, 0.625%, 8/31/17	25,427,000	25,264
US Treasury, 0.625%, 9/30/17	13,939,000	13,843
US Treasury, 0.625%, 11/30/17	20,135,000	19,968
US Treasury, 0.750%, 10/31/17	32,972,000	32,797
US Treasury, 0.750%, 4/15/18	10,154,000	10,056
US Treasury, 0.875%, 8/15/17	35,090,000	35,012
US Treasury, 0.875%, 11/30/17	17,722,000	17,671
US Treasury, 0.875%, 1/15/18	25,730,000	25,613
US Treasury, 1.000%, 12/15/17	11,746,000	11,730
US Treasury, 1.000%, 12/31/17	34,533,000	34,490
US Treasury, 1.000%, 5/31/18	8,426,000	8,383
US Treasury, 1.000%, 9/15/18	42,787,000	42,483
US Treasury, 1.250%, 11/15/18	14,613,000	14,590
US Treasury, 1.250%, 12/15/18	99,931,000	99,720
US Treasury, 1.375%, 4/30/20	6,443,000	6,360
US Treasury, 1.375%, 9/30/20	119,764,000	117,696
US Treasury, 1.375%, 10/31/20	12,971,000	12,742
US Treasury, 1.500%, 1/31/19	26,546,000	26,639
US Treasury, 1.625%, 6/30/20	4,426,000	4,408
US Treasury, 1.625%, 7/31/20	13,198,000	13,135
US Treasury, 1.625%, 11/30/20	1,462,000	1,453
US Treasury, 1.750%, 12/31/20	43,158,000	43,111
US Treasury, 2.000%, 7/31/20	26,488,000	26,792
US Treasury, 2.000%, 9/30/20	29,515,000	29,836
US Treasury, 2.000%, 8/15/25	10,974,000	10,700
US Treasury, 2.125%, 12/31/22	11,382,000	11,404

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	103

Select Bond Portfolio

Governments (34.3%)	Shares/ $ Par	Value $ (000’s)

US Government & Agencies continued
US Treasury, 2.250%, 11/15/25	78,747,000	78,572
US Treasury, 2.375%, 8/15/24	13,593,000	13,735
US Treasury, 2.500%, 2/15/45	5,876,000	5,272
US Treasury, 2.875%, 8/15/45	28,816,000	27,986
US Treasury, 3.000%, 5/15/45	21,914,000	21,814
US Treasury, 3.000%, 11/15/45	14,910,000	14,865
US Treasury, 3.375%, 5/15/44	23,024,000	24,709

Total		917,506

Yankee Sovereign (1.3%)
Federative Republic of Brazil, 5.000%, 1/27/45	1,960,000	1,308
Jordan Government International Bond, 2.578%, 6/30/22	4,625,000	4,675
Republic of Indonesia, 4.750%, 1/8/26 144A	3,655,000	3,610
Republic of Indonesia, 5.950%, 1/8/46 144A	1,680,000	1,654
Republic of Paraguay, 6.100%, 8/11/44 144A	1,335,000	1,275
Slovakia Government International Bond, 4.375%, 5/21/22 144A	5,405,000	6,003
Slovenia Government International Bond, 5.250%, 2/18/24 144A	7,450,000	8,223
Slovenia Government International Bond, 5.500%, 10/26/22 144A	2,055,000	2,294
Slovenia Government International Bond, 5.850%, 5/10/23 144A	1,500,000	1,709
United Mexican States, 5.750%, 10/12/2110	5,354,000	4,992
Uruguay Government International Bond, 4.375%, 10/27/27	1,560,000	1,533

Total		37,276

Total Governments
(Cost: $983,118)		978,905

Municipal Bonds (1.0%)

Municipal Bonds (1.0%)
County of Clark Department of Aviation, , 6.820%, 7/1/45 RB	4,155,000	5,788

Municipal Bonds (1.0%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Los Angeles Community College District, Series 2010-E, 6.750%, 8/1/49 GO	2,800,000	3,960
New Jersey Turnpike Authority, Series 2010, 7.102%, 1/1/41 RB	3,715,000	5,106
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	3,320,000	4,574
Ohio State University, 4.800%, 6/1/2111 RB	1,140,000	1,091
Port Authority of New York & New Jersey, 4.458%, 10/1/62 RB	3,815,000	3,666
State of California, Series 2010, 7.600%, 11/1/40 GO	2,545,000	3,777

Total Municipal Bonds
(Cost: $29,206)		27,962

Structured Products (48.8%)

Structured Products (48.8%)
Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.630%, 5/15/17	485,857	486
Ally Auto Receivables Trust, Series 2015-2, Class A3, 1.490%, 11/15/19	2,718,000	2,707
Ally Auto Receivables Trust, Series 2014-2, Class A4, 1.840%, 1/15/20	500,000	498
Ally Master Owner Trust, Series 2014-5, Class A1, 0.821%, 10/15/19	7,801,000	7,776
Ally Master Owner Trust, Series 2015-2, Class A1, 0.901%, 1/15/21	3,417,000	3,423
Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/19	1,298,000	1,293
Ally Master Owner Trust, Series 2012-5, Class A, 1.540%, 9/15/19	10,470,000	10,407
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.455%, 2/14/43 IO	3,956,207	36

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.920%, 9/20/19 144A	4,736,000	4,700
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/19 144A	5,393,000	5,387
Bank of The West Auto Trust, Series 2014-1, Class A3, 1.090%, 3/15/19 144A	2,384,000	2,376
California Republic Auto Receivables Trust, Series 2015-2, Class A3, 1.310%, 8/15/19	1,711,000	1,696
California Republic Auto Receivables Trust, Series 2015-1, Class A3, 1.330%, 4/15/19	4,057,000	4,036
California Republic Auto Receivables Trust, Series 15-4, Class A2, 1.600%, 9/17/18 144A	2,129,000	2,128
California Republic Auto Receivables Trust, Series 2015-1, Class A4, 1.820%, 9/15/20	2,888,000	2,850
California Republic Auto Receivables Trust, Series 15-4, Class A4, 2.580%, 6/15/21 144A	2,865,000	2,855
Capital Auto Receivables Asset Trust, Series 2014-1, Class A, 0.960%, 4/20/17	985,700	985
Capital Auto Receivables Asset Trust, Series 2013-1, Class A4, 0.970%, 1/22/18	17,250,000	17,236
Capital Auto Receivables Asset Trust, Series 2013-4, Class A3, 1.090%, 3/20/18	4,327,250	4,322
Capital Auto Receivables Asset Trust, Series 2014-3, Class A2, 1.180%, 12/20/17	9,740,000	9,731
Capital Auto Receivables Asset Trust, Series 2015-3, Class A1A, 1.390%, 2/20/18 144A	8,496,000	8,482

The Accompanying Notes are an Integral Part of the Financial Statements.

104	Select Bond Portfolio

Select Bond Portfolio

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Capital Auto Receivables Asset Trust, Series 2015-2, Class A2, 1.390%, 9/20/18	2,334,000	2,324
Capital Auto Receivables Asset Trust, Series 2015-1, Class A3, 1.610%, 6/20/19	11,197,000	11,141
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.620%, 3/20/19	2,289,000	2,275
Capital Auto Receivables Asset Trust, Series 2014-1, Class A4, 1.690%, 10/22/18	3,432,000	3,434
Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 9/20/19	3,384,000	3,368
Capital Auto Receivables Asset Trust, Series 2015-4, Class A3, 1.830%, 3/20/20	3,012,000	2,983
Capital Auto Receivables Asset Trust, Series 2015-1, Class A4, 1.860%, 10/21/19	5,656,000	5,617
Capital Auto Receivables Asset Trust, Series 2015-3, Class A3, 1.940%, 1/21/20	3,714,000	3,701
Capital Auto Receivables Asset Trust, Series 2015-2, Class A4, 1.970%, 1/21/20	5,017,000	4,991
Capital Auto Receivables Asset Trust, Series 2015-4, Class A4, 2.010%, 7/20/20	1,879,000	1,857
Capital One Multi-Asset Execution Trust, Series 2014-A2, Class A2, 1.260%, 1/15/20	1,530,000	1,530
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A4, 4.961%, 4/15/44 144A	5,592,000	6,112
Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 0.723%, 9/10/20	2,769,000	2,767

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.150%, 7/15/21	6,012,000	6,041
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class AAB, 3.608%, 11/10/48	2,588,000	2,647
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class A4, 3.818%, 11/10/48	1,132,000	1,160
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4, 4.131%, 11/10/46	475,000	503
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.500%, 4/25/35	293,001	296
Commercial Mortgage Pass Through Certificates, Series 2013-CR6, Class A1, 0.719%, 3/10/46	660,168	654
Commercial Mortgage Pass Through Certificates, Series 2010-C1, Class A2, 3.830%, 7/10/46 144A	573,319	591
Commercial Mortgage Pass Through Certificates, Series 2010-C1, Class A3, 4.205%, 7/10/46 144A	4,879,000	5,195
Commercial Mortgage Trust Pass Through Certificates, Series 2012-CR4, Class A2, 1.801%, 10/15/45	955,000	947
Commercial Mortgage Trust Pass Through Certificates, Series 2012-CR1, Class A2, 2.350%, 5/15/45	4,055,257	4,081
Commerical Mortgage Trust Pass Through Certificates, Series 2013-CR10, Class A2, 2.972%, 8/10/46	1,137,000	1,156
Commercial Mortgage Trust Pass Through Certificates, Series 2015-PC1, Class ASB, 3.608%, 7/10/50	3,070,000	3,142
Commercial Mortgage Trust Pass Through Certificates, Series 2015-LC23, Class A4, 3.774%, 10/10/53	3,210,000	3,270

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Commercial Mortgage Trust Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/47	2,253,000	2,319
Commercial Mortgage Trust Pass Through Certificates, Series 2014-UBS6, Class AM, 4.048%, 12/10/47	3,817,000	3,933
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4, Class A6, 2.500%, 7/25/43 144A	5,858,140	5,764
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1, Class A3A, 5.383%, 2/15/40 144A	1,861,806	1,885
CSAIL Commerical Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/48	4,058,000	4,145
DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44 144A	5,616,000	6,052
Discover Card Execution Note Trust, Series 2015-A4, Class A1, 2.190%, 4/17/23	5,471,000	5,421
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.340%, 2/15/31 IO	6,219,198	39
Federal Home Loan Mortgage Corp., 1.672%, 1/25/25	2,924,825	2,927
Federal Home Loan Mortgage Corp., 2.500%, 6/15/45	8,203,817	8,306
Federal Home Loan Mortgage Corp., 2.622%, 12/1/42	3,218,719	3,259
Federal Home Loan Mortgage Corp., 2.650%, 10/1/45	2,813,605	2,853
Federal Home Loan Mortgage Corp., 2.685%, 12/1/45	873,000	886
Federal Home Loan Mortgage Corp., 2.686%, 9/1/45	5,162,995	5,242
Federal Home Loan Mortgage Corp., 2.694%, 8/1/45	2,820,930	2,867
Federal Home Loan Mortgage Corp., 2.729%, 8/1/45	1,919,378	1,952
Federal Home Loan Mortgage Corp., 2.755%, 9/1/45	1,595,848	1,624

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	105

Select Bond Portfolio

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 2.755%, 12/1/45	3,268,000	3,323
Federal Home Loan Mortgage Corp., 2.757%, 8/1/44	1,467,285	1,499
Federal Home Loan Mortgage Corp., 2.790%, 10/1/45	2,845,668	2,898
Federal Home Loan Mortgage Corp., 2.874%, 9/1/45	4,021,435	4,135
Federal Home Loan Mortgage Corp., 2.893%, 8/1/44	4,089,776	4,189
Federal Home Loan Mortgage Corp., 2.900%, 1/1/44	2,699,153	2,764
Federal Home Loan Mortgage Corp., Series 271, Class 30, 3.000%, 8/15/42	692,290	680
Federal Home Loan Mortgage Corp., 3.000%, 1/15/43	10,137,844	10,065
Federal Home Loan Mortgage Corp., 3.000%, 7/15/43	18,402,872	18,330
Federal Home Loan Mortgage Corp., 3.000%, 2/15/45	15,761,638	15,824
Federal Home Loan Mortgage Corp., 3.002%, 9/1/45	1,173,786	1,203
Federal Home Loan Mortgage Corp., 3.500%, 12/1/28	547,849	577
Federal Home Loan Mortgage Corp., 3.500%, 11/1/29	7,102,482	7,464
Federal Home Loan Mortgage Corp., 3.500%, 1/1/30	365,990	385
Federal Home Loan Mortgage Corp., 3.500%, 4/1/30	9,402,805	9,900
Federal Home Loan Mortgage Corp., 3.500%, 6/1/30	2,480,626	2,611
Federal Home Loan Mortgage Corp., 3.500%, 7/1/30	5,193,687	5,468
Federal Home Loan Mortgage Corp., 3.500%, 8/1/30	8,773,449	9,208
Federal Home Loan Mortgage Corp., 3.500%, 9/1/30	349,441	367
Federal Home Loan Mortgage Corp., 3.500%, 10/1/30	4,418,136	4,648

	Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Federal Home Loan Mortgage Corp., 3.500%, 11/1/30	7,525,874	7,921
	Federal Home Loan Mortgage Corp., 3.500%, 12/1/30	219,150	230
	Federal Home Loan Mortgage Corp., 3.500%, 1/1/31	436,000	459
	Federal Home Loan Mortgage Corp., 3.500%, 9/1/35	2,005,124	2,091
	Federal Home Loan Mortgage Corp., 3.500%, 11/1/35	181,408	190
	Federal Home Loan Mortgage Corp., 3.500%, 12/1/35	7,301,000	7,611
(n)	Federal Home Loan Mortgage Corp., 3.500%, 1/1/36	1,857,000	1,942
	Federal Home Loan Mortgage Corp., Series 4227, Class AB, 3.500%, 10/15/37	5,171,946	5,406
	Federal Home Loan Mortgage Corp., 3.500%, 5/1/43	6,049,250	6,234
	Federal Home Loan Mortgage Corp., 3.500%, 12/1/43	18,899,522	19,479
	Federal Home Loan Mortgage Corp., 3.500%, 3/1/45	4,840,912	5,001
	Federal Home Loan Mortgage Corp., 3.500%, 7/1/45	656,182	677
	Federal Home Loan Mortgage Corp., 3.500%, 8/1/45	1,042,839	1,076
	Federal Home Loan Mortgage Corp., 3.500%, 10/1/45	546,415	564
	Federal Home Loan Mortgage Corp., 4.000%, 10/1/29	12,910,821	13,819
	Federal Home Loan Mortgage Corp., 4.000%, 11/1/35	1,994,820	2,133
	Federal Home Loan Mortgage Corp., 4.000%, 12/1/35	754,000	805
	Federal Home Loan Mortgage Corp., 4.000%, 9/15/40	5,416,876	5,758
	Federal Home Loan Mortgage Corp., 4.000%, 8/1/44	12,601,704	13,451
	Federal Home Loan Mortgage Corp., 4.000%, 2/1/45	1,532,942	1,635

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 4.000%, 9/1/45	7,860,400	8,379
Federal Home Loan Mortgage Corp., 4.000%, 10/1/45	8,056,342	8,567
Federal Home Loan Mortgage Corp., 4.000%, 11/1/45	3,251,335	3,450
Federal Home Loan Mortgage Corp., 4.000%, 12/1/45	8,034,984	8,533
Federal Home Loan Mortgage Corp., 4.500%, 5/1/19	390,528	404
Federal Home Loan Mortgage Corp., 4.500%, 8/1/20	10,621,661	11,007
Federal Home Loan Mortgage Corp., 5.000%, 5/1/42	102,754	115
Federal Home Loan Mortgage Corp., 5.000%, 9/1/43	512,697	575
Federal Home Loan Mortgage Corp., 5.000%, 10/1/43	644,185	722
Federal Home Loan Mortgage Corp., 5.000%, 7/1/44	2,919,740	3,271
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.000%, 4/15/32	786,136	889
Federal Home Loan Mortgage Corp. TBA, 3.500%, 1/1/43	3,200,000	3,294
Federal Home Loan Mortgage Corp. TBA, 3.500%, 2/1/43	14,000,000	14,381
Federal National Mortage Association, 4.000%, 10/1/45	1,165,059	1,236
Federal National Mortgage Association, 2.522%, 12/1/45	1,519,000	1,536
Federal National Mortgage Association, 2.562%, 3/1/45	1,033,239	1,049
Federal National Mortgage Association, 2.595%, 12/1/45	805,240	814
Federal National Mortgage Association, 2.599%, 9/1/45	2,186,653	2,218
Federal National Mortgage Association, 2.620%, 7/1/45	933,515	948
Federal National Mortgage Association, 2.677%, 10/1/45	1,804,284	1,834

The Accompanying Notes are an Integral Part of the Financial Statements.

106	Select Bond Portfolio

Select Bond Portfolio

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 2.699%, 10/1/45	2,228,255	2,267
Federal National Mortgage Association, 2.727%, 1/1/45	165,140	169
Federal National Mortgage Association, 2.731%, 1/1/45	4,663,640	4,770
Federal National Mortgage Association, 2.747%, 2/1/45	3,394,276	3,473
Federal National Mortgage Association, 2.749%, 11/1/45	1,810,949	1,845
Federal National Mortgage Association, 2.750%, 11/1/45	2,979,690	3,036
Federal National Mortgage Association, 2.760%, 9/1/45	4,885,857	4,982
Federal National Mortgage Association, 2.770%, 7/1/45	1,585,894	1,622
Federal National Mortgage Association, 2.770%, 9/1/45	5,528,756	5,638
Federal National Mortgage Association, 2.788%, 10/1/45	3,386,856	3,455
Federal National Mortgage Association, 2.810%, 10/1/45	3,014,473	3,077
Federal National Mortgage Association, 2.822%, 5/1/43	1,230,515	1,256
Federal National Mortgage Association, 3.000%, 10/1/42	1,050,438	1,054
Federal National Mortgage Association, Series 2012-112, Class DA, 3.000%, 10/25/42	1,047,397	1,051
Federal National Mortgage Association, Series 2012-134, Class LC, 3.000%, 12/25/42	281,250	283
Federal National Mortgage Association, 3.000%, 4/1/43	16,250,077	16,287
Federal National Mortgage Association, 3.000%, 5/1/43	1,139,314	1,142
Federal National Mortgage Association, 3.000%, 9/1/43	1,217,462	1,219
Federal National Mortgage Association, 3.187%, 10/1/43	2,509,423	2,586
Federal National Mortgage Association, 3.500%, 6/1/35	9,271,000	9,675

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 3.500%, 12/1/29	2,917,873	3,073
Federal National Mortgage Association, 3.500%, 1/1/30	5,938,291	6,262
Federal National Mortgage Association, 3.500%, 2/1/30	3,979,252	4,191
Federal National Mortgage Association, 3.500%, 4/1/30	3,920,167	4,134
Federal National Mortgage Association, 3.500%, 7/1/30	2,818,306	2,973
Federal National Mortgage Association, 3.500%, 8/1/30	1,981,666	2,091
Federal National Mortgage Association, 3.500%, 9/1/30	1,046,527	1,100
Federal National Mortgage Association, 3.500%, 9/1/32	3,780,953	3,962
Federal National Mortgage Association, 3.500%, 6/1/33	3,106,000	3,255
Federal National Mortgage Association, 3.500%, 6/1/35	5,649,318	5,921
Federal National Mortgage Association, 3.500%, 9/1/35	793,268	827
Federal National Mortgage Association, 3.500%, 10/1/35	320,265	336
Federal National Mortgage Association, 3.500%, 11/1/35	6,901,823	7,204
Federal National Mortgage Association, 3.500%, 10/1/40	3,929,449	4,069
Federal National Mortgage Association, 3.500%, 11/1/40	4,485,936	4,645
Federal National Mortgage Association, 3.500%, 9/1/42	2,950,225	3,049
Federal National Mortgage Association, 3.500%, 12/1/42	2,925,168	3,026
Federal National Mortgage Association, 3.500%, 6/1/43	996,620	1,030
Federal National Mortgage Association, 3.500%, 6/1/45	15,060,539	15,567
Federal National Mortgage Association, 3.500%, 8/1/45	9,110,302	9,417
Federal National Mortgage Association, 3.500%, 10/1/45	1,651,386	1,707

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.000%, 3/1/29	8,355,580	8,901
Federal National Mortgage Association, 4.000%, 11/1/29	12,168,540	13,009
Federal National Mortgage Association, 4.000%, 11/1/35	711,907	765
Federal National Mortgage Association, 4.000%, 11/1/40	1,487,608	1,582
Federal National Mortgage Association, 4.000%, 12/1/40	4,060,985	4,318
Federal National Mortgage Association, 4.000%, 2/1/41	7,086,220	7,536
Federal National Mortgage Association, 4.000%, 9/1/41	166,562	178
Federal National Mortgage Association, 4.000%, 10/1/41	1,627,025	1,733
Federal National Mortgage Association, 4.000%, 11/1/41	288,049	308
Federal National Mortgage Association, 4.000%, 12/1/41	358,264	383
Federal National Mortgage Association, 4.000%, 1/1/42	4,303,318	4,576
Federal National Mortgage Association, 4.000%, 8/1/42	3,170,157	3,375
Federal National Mortgage Association, 4.000%, 9/1/42	8,304,191	8,841
Federal National Mortgage Association, 4.000%, 10/1/42	3,806,775	4,053
Federal National Mortgage Association, 4.000%, 11/1/42	5,437,381	5,789
Federal National Mortgage Association, 4.000%, 8/1/43	2,936,457	3,122
Federal National Mortgage Association, 4.000%, 10/1/43	1,827,831	1,943
Federal National Mortgage Association, 4.000%, 11/1/44	2,998,746	3,192
Federal National Mortgage Association, 4.000%, 12/1/44	16,745,195	17,866
Federal National Mortgage Association, 4.000%, 6/1/45	11,004,475	11,712
Federal National Mortgage Association, 4.000%, 7/1/45	398,532	427

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	107

Select Bond Portfolio

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 4.000%, 8/1/45	1,592,317	1,701
Federal National Mortgage Association, 4.000%, 9/1/45	8,082,217	8,645
Federal National Mortgage Association, 4.000%, 10/1/45	8,311,853	8,841
Federal National Mortgage Association, 4.000%, 11/1/45	3,668,515	3,919
Federal National Mortgage Association, 4.000%, 12/1/45	5,789,692	6,179
Federal National Mortgage Association, 4.377%, 4/1/40	1,981,441	2,098
Federal National Mortgage Association, 4.500%, 6/1/19	2,159,666	2,247
Federal National Mortgage Association, 4.500%, 12/1/19	245,849	254
Federal National Mortgage Association, 4.500%, 1/1/20	4,848,018	5,045
Federal National Mortgage Association, 4.500%, 2/1/44	18,799,367	20,640
Federal National Mortgage Association, 4.500%, 3/1/44	2,304,758	2,529
Federal National Mortgage Association, 4.500%, 4/1/44	8,028,716	8,818
Federal National Mortgage Association, 4.500%, 6/1/44	3,219,529	3,526
Federal National Mortgage Association, 4.500%, 3/1/45	1,974,090	2,170
Federal National Mortgage Association, 5.000%, 9/1/43	49,853	56
Federal National Mortgage Association, 5.000%, 10/1/43	178,625	201
Federal National Mortgage Association, 5.000%, 12/1/43	43,490	49
Federal National Mortgage Association, 5.000%, 1/1/44	21,319	24
Federal National Mortgage Association, 5.000%, 7/1/44	1,103,547	1,241
Federal National Mortgage Association, 6.750%, 4/25/18	15,940	16

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, Series 2007-108, Class AN, 8.181%, 11/25/37	828,408	1,005
Federal National Mortgage Association Strip, Series 411, Class A3, 3.000%, 8/25/42	24,676,986	24,537
Federal National Mortgage Association TBA, 3.500%, 2/1/43	13,100,000	13,487
Federal National Mortgage Association TBA, 4.000%, 2/1/43	5,700,000	6,020
Federal National Mortgage Association TBA, 4.000%, 11/1/44	4,700,000	4,973
Ford Credit Auto Owner Trust, Series 2013-B, Class A3, 0.570%, 10/15/17	990,336	990
Ford Credit Auto Owner Trust, Series 13-D, Class A3, 0.670%, 4/15/18	1,162,659	1,160
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.790%, 5/15/18	2,818,146	2,815
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.260%, 11/15/25 144A	6,558,000	6,611
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.440%, 1/15/27 144A	5,969,000	5,936
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A2, 0.901%, 1/15/22	9,016,000	8,957
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.200%, 2/15/19	1,643,000	1,637
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A, 1.920%, 1/15/19	4,921,000	4,945
Ford Credit Floorplan Master Owner Trust A, Series 2013-5, Class A1, 1.500%, 9/15/18	915,000	916
Goldman Sachs Mortgage Securities Corp. II, Series 2009-RR1, Class CSA, 5.286%, 12/17/39 144A	1,045,658	1,055

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Government National Mortgage Association, 2.500%, 5/20/45	11,581,653	11,778
Government National Mortgage Association, 2.500%, 8/20/45	2,060,706	2,093
Government National Mortgage Association, 2.500%, 10/20/45	4,920,775	4,984
Government National Mortgage Association, 3.500%, 1/1/45	37,300,000	38,884
Government National Mortgage Association, 3.500%, 2/1/45	52,800,000	54,912
Government National Mortgage Association, 4.000%, 1/1/45	16,200,000	17,204
Government National Mortgage Association, 4.000%, 9/20/45	2,881,442	3,083
Government National Mortgage Association, 4.000%, 10/20/45	1,690,608	1,816
Government National Mortgage Association, 4.000%, 11/20/45	1,490,473	1,608
Government National Mortgage Association, 4.000%, 12/20/45	8,780,000	9,339
Government National Mortgage Association, 4.500%, 4/15/45	133,762	147
Government National Mortgage Association, 4.500%, 5/20/45	1,099,559	1,201
Government National Mortgage Association, 4.500%, 6/20/45	2,383,283	2,619
Government National Mortgage Association, 4.500%, 7/20/45	1,805,551	1,965
Government National Mortgage Association, 4.500%, 8/20/45	1,124,609	1,230
Government National Mortgage Association, 4.500%, 9/15/45	2,212,301	2,393
Government National Mortgage Association, 4.500%, 9/20/45	340,656	374
Government National Mortgage Association, 4.500%, 10/20/45	146,411	160
Government National Mortgage Association TBA, 3.000%, 2/1/45	37,100,000	37,520
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A1, 1.144%, 5/10/45	339,245	339

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Select Bond Portfolio

Select Bond Portfolio

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
GS Mortgage Securities Corp. II, Series 2015-GC30, Class AAB, 3.120%, 5/10/50	2,060,000	2,059
GS Mortgage Securities Trust, Series 2013-GC16, Class A1, 1.264%, 11/10/46	563,225	559
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A2, 2.318%, 5/10/45	3,626,000	3,644
GS Mortgage Securities Trust, Series 2012-GCJ7, Class AAB, 2.935%, 5/10/45	423,000	431
GS Mortgage Securities Trust, Series 2015-GC34, Class AAB, 3.278%, 10/10/48	2,808,000	2,814
GS Mortgage Securities Trust, Series 2014-GC26, Class AAB, 3.365%, 11/10/47	2,187,000	2,218
GS Mortgage Securities Trust, Series 2015-GC32, Class AAB, 3.513%, 7/10/48	3,063,000	3,118
GS Mortgage Securities Trust, Series 2012-GC3, Class A2, 3.645%, 3/10/44 144A	727,606	727
GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648%, 1/10/47	65,000	67
Hyundai Auto Receivables Trust, Series 2013-A, Class A4, 0.750%, 9/17/18	1,362,000	1,360
Hyundai Auto Receivables Trust, Series 2014-B, Class A3, 0.900%, 12/17/18	3,351,108	3,344
Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.010%, 2/15/18	1,463,050	1,463
Hyundai Auto Receivables Trust, Series 2013-B, Class A4, 1.010%, 2/15/19	1,208,000	1,207
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1, 5.314%, 1/25/51 144A	6,006,817	6,785
JP Morgan Chase Commercial Mortgage Securities, Series 2015-JP1, Class ASB, 3.733%, 1/15/49	666,000	685

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A2, 1.677%, 12/15/47	1,215,000	1,209
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4, 3.483%, 6/15/45	1,216,000	1,251
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-CNTR, Class A2, 4.311%, 8/5/32 144A	2,012,000	2,147
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3, 4.070%, 11/15/43 144A	2,135,000	2,243
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/47	1,780,577	1,823
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB, 5.857%, 2/15/51	1,431,822	1,461
JP Morgan Chase Mortgage Securities Trust, Series 2011-C4, Class A3, 4.106%, 7/15/46 144A	5,081,000	5,271
JP Morgan Mortgage Trust, Series 15-IVR2, Class A2, 2.772%, 1/25/45 144A	2,822,045	2,839
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3, 2.912%, 10/15/48	1,502,000	1,445
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class ASB, 3.042%, 10/15/48	1,116,000	1,105
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB, 3.358%, 11/15/48	1,299,000	1,309
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB, 3.407%, 11/15/47	12,477,000	12,670

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class ASB, 3.559%, 7/15/48	2,451,000	2,500
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.657%, 9/15/47	3,326,000	3,427
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.801%, 9/15/47	825,000	845
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class AS, 4.226%, 7/15/48	2,606,000	2,680
MASTR Asset Securitization Trust, Series 2004-9, Class 6A1, 5.000%, 9/25/19	66,754	68
MASTR Asset Securitization Trust, Series 2003-10, Class 1A1, 5.250%, 11/25/23	239,463	244
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1, 5.250%, 12/25/24	297,490	310
Mid-State Trust, Series 6, Class A3, 7.540%, 7/1/35	162,977	172
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.970%, 5/15/46	1,237,000	1,236
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class ASB, 3.383%, 10/15/48	2,207,000	2,235
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557%, 12/15/47	1,643,000	1,676
Morgan Stanley Capital I Trust, Series 2011-C3, Class A2, 3.224%, 7/15/49	2,418,233	2,439
Morgan Stanley Capital I Trust, Series 2011-C2, Class A2, 3.476%, 6/15/44	3,900,423	3,915
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class ASB, 3.626%, 12/15/48	1,278,000	1,303

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	109

Select Bond Portfolio

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Navient Private Education Loan Trust, Series 2015-CA, Class A, 1.744%, 1/16/35 144A	4,275,000	4,274
Navient Private Education Loan Trust, Series 2015-CA, Class B, 3.250%, 5/15/40 144A	2,181,000	2,111
Navient Student Loan Trust, Series 2014-1, Class A2, 0.531%, 3/27/23	1,350,000	1,339
Navient Student Loan Trust, Series 2014-8, Class A2, 0.862%, 4/25/23	2,739,000	2,703
Navient Student Loan Trust, Series 2015-AA, Class A2B, 1.397%, 12/15/28 144A	1,156,000	1,145
Navient Student Loan Trust, Series 2014-8, Class B, 1.922%, 7/26/49	2,092,000	1,924
Navient Student Loan Trust, Series 2015-AA, Class A2A, 2.650%, 12/15/28 144A	10,107,000	9,862
Nelnet Student Loan Trust, Series 2004-3, Class A5, 0.414%, 10/27/36	408,998	390
Nelnet Student Loan Trust, Series 2005-1, Class A5, 0.430%, 10/25/33	1,819,000	1,738
Nelnet Student Loan Trust, Series 2004-4, Class A5, 0.480%, 1/25/37	4,222,688	4,124
Nelnet Student Loan Trust, Series 2005-2, Class A5, 0.686%, 3/23/37	3,987,000	3,770
Nelnet Student Loan Trust, Series 2005-3, Class A5, 0.706%, 12/24/35	4,320,000	4,092
Nelnet Student Loan Trust, Series 2005-4, Class A4, 0.766%, 3/22/32	1,616,000	1,462
Oncor Electric Delivery Transition Bond Co., Series 2004-1, Class A3, 5.290%, 5/15/18	851,696	865
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.500%, 10/25/18	62,869	64

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.000%, 5/25/43 144A	3,297,646	3,221
SLM Private Education Loan Trust, Series 2014-A, Class A1, 0.931%, 7/15/22 144A	4,282,574	4,265
SLM Private Education Loan Trust, Series 2013-B, Class A1, 0.981%, 7/15/22 144A	1,600,784	1,597
SLM Private Education Loan Trust, Series 2012-C, Class A1, 1.431%, 8/15/23 144A	1,912,136	1,913
SLM Private Education Loan Trust, Series 2011-C, Class A1, 1.597%, 12/15/23 144A	223,096	223
SLM Private Education Loan Trust, Series 2013-B, Class A2A, 1.850%, 6/17/30 144A	3,430,000	3,336
SLM Private Education Loan Trust, Series 2014-A, Class A2A, 2.590%, 1/15/26 144A	1,388,000	1,381
SLM Private Education Loan Trust, Series 2012-D, Class A2, 2.950%, 2/15/46 144A	4,168,000	4,213
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.740%, 2/15/29 144A	3,590,000	3,676
SLM Private Education Loan Trust, Series 2012-A, Class A2, 3.830%, 1/17/45 144A	1,945,000	2,005
SLM Private Education Loan Trust, Series 2011-A, Class A2, 4.370%, 4/17/28 144A	1,400,000	1,454
SLM Student Loan Trust, Series 2007-3, Class A3, 0.335%, 4/25/19	8,754,000	8,643
SLM Student Loan Trust, Series 2007-2, Class A4, 0.355%, 7/25/22	6,060,000	5,660
SLM Student Loan Trust, Series 2006-9, Class A4, 0.365%, 10/25/22	1,486,394	1,481
SLM Student Loan Trust, Series 2007-5, Class A5, 0.375%, 1/25/24	2,039,000	2,015

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SLM Student Loan Trust, Series 2005-5, Class A3, 0.395%, 4/25/25	1,236,587	1,222
SLM Student Loan Trust, Series 2005-5, Class A4, 0.435%, 10/25/28	6,078,000	5,696
SLM Student Loan Trust, Series 2005-6, Class A6, 0.435%, 10/27/31	4,437,000	4,164
SLM Student Loan Trust, Series 2004-3, Class A5, 0.465%, 7/25/23	5,184,313	5,071
SLM Student Loan Trust, Series 2007-2, Class B, 0.465%, 7/25/25	1,426,000	1,202
SLM Student Loan Trust, Series 2014-2, Class A2, 0.772%, 10/25/21	5,367,000	5,336
SLM Student Loan Trust, Series 2004-10, Class A6A, 0.827%, 4/27/26 144A	6,682,000	6,543
SLM Student Loan Trust, Series 2014-2, Class A3, 1.012%, 3/26/29	1,847,000	1,771
SLM Student Loan Trust, Series 2012-6, Class A3, 1.172%, 5/26/26	3,807,000	3,770
SLM Student Loan Trust, Series 2013-A, Class A2B, 1.381%, 5/17/27	2,834,000	2,812
SLM Student Loan Trust, Series 2012-6, Class B, 1.422%, 4/27/43	3,000,000	2,661
SLM Student Loan Trust, Series 2013-A, Class A2A, 1.770%, 5/17/27 144A	1,313,000	1,284
SLM Student Loan Trust, Series 2012-7, Class B, 2.222%, 9/25/43	4,250,000	3,775
SMB Private Education Loan Trust, Series 2015-A, Class A1, 0.931%, 7/17/23 144A	1,083,851	1,080
SMB Private Education Loan Trust, Series 2015-A, Class A2B, 1.207%, 6/15/27 144A	3,752,000	3,695
SMB Private Education Loan Trust, Series 2015-C, Class A1, 1.231%, 7/15/22 144A	4,412,808	4,410

The Accompanying Notes are an Integral Part of the Financial Statements.

110	Select Bond Portfolio

Select Bond Portfolio

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
SMB Private Education Loan Trust, Series 2015-B, Class A2B, 1.531%, 7/15/27 144A	4,050,000	3,985
SMB Private Education Loan Trust, Series 2015-C, Class A2B, 1.731%, 7/15/27	2,048,000	2,040
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.490%, 6/15/27 144A	5,101,000	4,961
SMB Private Education Loan Trust, Series 2015-C, Class A2A, 2.750%, 7/15/27	2,340,000	2,305
SMB Private Education Loan Trust, Series 2015-B, Class A2A, 2.980%, 7/15/27 144A	3,236,000	3,202

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Stadshypotek AB, 1.750%, 4/9/20 144A	9,805,000	9,585
Trade MAPS, Ltd., Series 2013-1A, Class A, 0.993%, 12/10/18 144A	9,100,000	9,042
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.400%, 5/10/45	1,193,000	1,215
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2, 2.113%, 5/10/63	2,017,000	2,024
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/46	255,000	256

Structured Products (48.8%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
World Financial Network Credit Card Master Trust, Series 2014-C, Class A, 1.540%, 8/16/21	1,219,000	1,212

Total Structured Products
(Cost: $1,404,066)		1,394,705

Total Investments (104.1%)
(Cost: $3,004,525)(a)		2,973,652

Other Assets, Less
Liabilities (-4.1%)		(116,694)

Net Assets (100.0%)		2,856,958

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the value of these securities (in thousands) was $329,157 representing 11.5% of the net assets.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $3,010,517 and the net unrealized depreciation of investments based on that cost was $36,865 which is comprised of $3,835 aggregate gross unrealized appreciation and $40,700 aggregate gross unrealized depreciation.

(d)	Defaulted Security

(n)	Security issued on a when-issued basis

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Governments	$-	$978,905	$-
Municipal Bonds	-	27,962	-
Corporate Bonds	-	572,080	-
Structured Products	-	1,394,705	-
Total Assets:	$-	$2,973,652	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	111

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$105 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have a minimum average portfolio duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar weighted average maturity of the Portfolio is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

Market Overview

2015 began with a host of global central banks extending monetary easing. The U.S. Federal Reserve (the “Fed”) remained an outlier, as officials reiterated their desire to hike rates sometime later in the year, emphasizing the importance of incoming data. Some trends from 2014 lingered into the first quarter 2015, including generalized U.S. dollar strength, lower oil prices and lingering uncertainty.

During the second quarter, global deflation fears gradually receded, as oil prices firmed and the outlook for growth brightened, particularly for developed economies, and markets were captivated by events in Greece and China. Global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the quarter on a weaker note.

In the third quarter, negative headlines soured global risk sentiment and generated market volatility across assets. Rising concern over the outlook for Chinese growth drove down commodity prices, inflation expectations and EM assets. The subsequent rise in global financial market volatility drove developed market central banks to reiterate their commitment to accommodative policies, and convinced the Fed to postpone a rate hike at its September meeting.

The improving backdrop in the fourth quarter led the Fed to increase interest rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year end.

Portfolio Results

The Portfolio returned (1.47%) for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Barclays® Long-Term U.S. Treasury Index (the “Index”), returned (1.21%). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Long Government peer group for 2015 was (1.97%).

An allocation to Treasury Inflation Protected Securities (“TIPS”) detracted from performance, as inflation expectations fell. Security selection among government agency bonds was also negative for performance.

U.S. interest rate strategies, including duration and instrument selection, were the primary contributors to performance. These were partially implemented through the use of futures and options.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect the world’s major economies to continue converging in 2016, while central bank policies diverge. For the U.S., our baseline view is above-trend economic growth in the range of 2.0%–2.5% over the next four quarters—in line with the average growth rate of the U.S. economy during the current expansion—and headline CPI (Consumer Price Index) inflation in a range of 1.5%–2.0%. The odds are probably increasing that job growth exhaustion begins to set in during 2016. By way of explanation, labor income growth is the sum of job growth, hours per job and wages per hour. With job growth expected to slow as the economy reaches full employment (monthly payroll gains may fall below 100,000 at some point next year unless labor force participation rebounds), income gains are expected to be tied more closely to real wage gains.

112	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio (unaudited)

Under our baseline, the handoff from payroll growth to wage growth results in a slowing of consumption growth. Given the middling pace of the global recovery and the strong U.S. dollar, we anticipate little if any boost to aggregate demand from international trade. On the positive side of the ledger, the recent budget agreement between the Congress and President Obama is expected to provide the U.S. economy a modest fiscal boost from the increase in federal spending. With respect to the Fed, after December’s initial quarter-point hike, the market is pricing in only two further quarter-point increases in 2016. We see the risks biased toward the Fed delivering more rate hikes than the market is pricing in.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Long-Term U.S. Government Bond Portfolio	-1.47%	7.18%	7.62%
Barclays® Long-Term U.S. Treasury Index	-1.21%	7.74%	7.34%
Morningstar® US Insurance Fund Long Government Average	-1.97%	6.34%	–
*Inception	date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee is to timely repayment of the principal and interest if held to maturity, and does not apply to derivative securities held by the Portfolio. Guarantee does not eliminate market risk. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Long-Term U.S. Government Bond Portfolio	113

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/15

Security Description	% of Market Value
US Treasury, Various	77.5%
Federal National Mortgage Association, Various	4.8%
Residual Funding Stripped, Various	4.7%
Federal Home Loan Mortgage Corp., , , 4.00%, 9/15/44	2.1%
Federal Home Loan Mortgage Corp. Series 4092, Series 4092, Class AY, 3.00%, 8/15/32	2.0%
Israel Government AID Bond, Various	1.7%
Financing Corp., 8.60%, 9/26/19	0.8%
Tennessee Valley Authority, Various	0.6%
Vessel Management Services, Inc., 3.432%, 8/15/36	0.6%
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.50%, 2/15/34	0.5%

Sector Allocation 12/31/15

Sector Allocation is based on fixed income investments..

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

114	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Schedule of Investments

December 31, 2015

	Governments (92.9%)	Shares/ $ Par	Value $ (000’s)

	US Government (92.9%)
	Federal National Mortgage Association, 5.625%, 4/17/28	100,000	126
	Federal National Mortgage Association, 6.250%, 5/15/29	2,000,000	2,711
	Federal National Mortgage Association, 7.125%, 1/15/30	700,000	1,026
	Financing Corp., 8.600%, 9/26/19	700,000	872
	Israel Government AID Bond, 0.000%, 2/15/23	100,000	83
	Israel Government AID Bond, 0.000%, 5/15/23	500,000	410
	Israel Government AID Bond, 5.500%, 9/18/33	300,000	387
	Israel Government AID Bond, 5.500%, 9/18/23	800,000	959
	Residual Funding Corp. Stripped, 0.000%, 4/15/30	4,800,000	3,001
	Residual Funding Corp. Stripped, 0.000%, 10/15/20	2,000,000	1,810
	Resolution Funding Corp. Stripped, 0.000%, 4/15/28	400,000	277
	Tennessee Valley Authority, 4.625%, 9/15/60	300,000	314
	Tennessee Valley Authority Stripped, 0.000%, 5/1/30	500,000	296
	US Treasury, 0.750%, 2/15/45	1,111,001	969
	US Treasury, 2.000%, 11/15/21	112,000	112
(b)	US Treasury, 2.250%, 11/15/25	100,000	100
	US Treasury, 2.750%, 8/15/42	1,200,000	1,147
	US Treasury, 2.750%, 11/15/42	11,000,000	10,488
	US Treasury, 2.875%, 5/15/43	2,700,000	2,632
	US Treasury, 3.000%, 11/15/44	2,300,000	2,292
	US Treasury, 3.125%, 2/15/42	15,000,000	15,488
	US Treasury, 3.125%, 2/15/43	7,850,000	8,046
	US Treasury, 3.375%, 5/15/44	8,300,000	8,908

	Governments (92.9%)	Shares/ $ Par	Value $ (000’s)

	US Government continued
	US Treasury, 3.875%, 8/15/40	800,000	935
	US Treasury, 4.375%, 11/15/39	19,000,000	23,890
(b)	US Treasury, 4.375%, 5/15/40	100,000	126
	US Treasury, 5.500%, 8/15/28	1,100,000	1,464
	US Treasury Inflation Index Bond, 1.375%, 2/15/44	1,122,673	1,143
	US Treasury Inflation Index Bond, 2.000%, 1/15/26	119,833	133
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	147,052	192
	US Treasury Stripped, 0.000%, 5/15/33	1,000,000	602
	US Treasury Stripped, 0.000%, 5/15/40	8,900,000	4,279
	US Treasury Stripped, 0.000%, 5/15/42	800,000	356
	US Treasury Stripped, 0.000%, 8/15/42	1,400,000	614
	US Treasury Stripped, 0.000%, 11/15/42	600,000	260
	Vessel Management Services, Inc., 3.432%, 8/15/36	585,000	593

	Total Governments
	(Cost: $94,320)		97,041

	Municipal Bonds (0.1%)

	Municipal Bonds (0.1%)
	Massachusetts Educational Financing Authority, Series 2008-1, 1.270%, 4/25/38 RB	115,390	115

	Total Municipal Bonds
	(Cost: $115)		115

	Structured Products (8.6%)

	Structured Products (8.6%)
	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 2.350%, 7/25/33	2,455	3

Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.596%, 8/25/33	2,322	2
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 0.561%, 2/15/19	7,134	7
Federal Home Loan Mortgage Corp., Series T61, Class 1A1, 1.643%, 7/25/44	17,950	18
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.000%, 8/15/32	2,200,000	2,144
Federal Home Loan Mortgage Corp., Series 4830, Class ZG, 3.000%, 4/15/53	624,455	552
Federal Home Loan Mortgage Corp., , , 4.000%, 9/15/44	2,102,367	2,229
Federal Home Loan Mortgage Corp., Series 3203, Class ZW, 5.000%, 11/15/35	459,314	509
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.500%, 2/15/34	525,010	578
Federal National Mortgage Association, Series 2007-114, Class A6, 0.397%, 10/27/37	66,527	66
Federal National Mortgage Association, 3.765%, 12/1/25	900,000	952
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.250%, 5/25/37	288,877	302
Federal National Mortgage Association, 5.000%, 6/1/35	116,047	128
Federal National Mortgage Association, 5.000%, 2/1/36	185,778	205
GS Mortgage-Backed Securities Trust, , , 3.805%, 10/10/35	300,000	301
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class C10, 5.447%, 8/5/34	300,000	305

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	115

Long-Term U.S. Government Bond Portfolio

Structured Products (8.6%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 2.935%, 5/25/33	2,261	2
SLM Student Loan Trust, Series 2008-7, Class A2, 0.820%, 10/25/17	5,948	6
SLM Student Loan Trust, Series 2003-7A, Class A5A, 1.712%, 12/15/33 144A	176,488	166
SLM Student Loan Trust, Series 2008-9, Class A, 1.820%, 4/25/23	258,185	258
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 1.062%, 10/19/34	8,291	8
Sunset Mortgage Loan Co., Series 2015-NPL1, Class A, 4.459%, 9/16/45	270,828	270
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 2.439%, 3/25/34	22,667	23

Total Structured Products
(Cost: $8,865)		9,034

	Short-Term Investments (2.3%)	Shares/ $ Par	Value $ (000’s)

	US Government & Agencies (2.3%)
(b)	Federal Home Loan Bank, 0.13%, 1/29/16	300,000	300
(b)	Federal Home Loan Bank, 0.17%, 1/27/16	1,600,000	1,600
(b)	Federal Home Loan Bank, 0.31%, 1/28/16	400,000	400
(b)	Federal Home Loan Bank, 0.38%, 2/1/16	100,000	100

	Total Short-Term Investments
	(Cost: $2,400)		2,400

	Total Investments (103.9%)
	(Cost: $105,700)(a)		108,590

	Other Assets, Less
	Liabilities (-3.9%)		(4,077)

	Net Assets (100.0%)		104,513

The Accompanying Notes are an Integral Part of the Financial Statements.

116	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the value of these securities (in thousands) was $166 representing 0.2% of the net assets.

RB — Revenue Bond

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $111,826 and the net unrealized depreciation of investments based on that cost was $3,236 which is comprised of $3,331 aggregate gross unrealized appreciation and $6,567 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2015, $2,530)	20	3/16	$12

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Governments	$-	$97,041	$-
Municipal Bonds	-	115	-
Structured Products	-	9,034	-
Short-Term Investments	-	2,400	-
Other Financial Instruments^
Futures	12	-	-
Total	$12	$108,590	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	117

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$287 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (so called “junk bonds”). Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury.

Market Overview

After concluding its massive quantitative easing program in October 2014, the U.S. Federal Reserve (the “Fed”) focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed income market and contributed to heightened volatility. Meanwhile, other leading central banks pursued aggressive stimulus programs to combat economic weakness, perpetuating the theme of global divergence and keeping the U.S. dollar strong relative to other currencies.

Early in the year, demand from investors seeking perceived safe-haven protection from periodic global unrest and global economic uncertainty boosted returns among U.S. Treasurys, including Treasury Inflation Protected Securities (“TIPS”). U.S. bond market performance stumbled in the second quarter of 2015, largely due to Fed rate hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt.

Broad bond market performance rebounded in the third quarter, as Greece reached a deal with its creditors. In addition, the global economic slowdown triggered a flight to quality, which generally favored U.S. Treasurys and pushed back the Fed’s rate hike plans.

Expectations for the Fed to begin normalizing short-term interest rates at its December monetary policy meeting drove Treasury yields higher during the fourth quarter. On December 16, the Fed finally initiated “liftoff” with a 25 basis point, or 0.25%, increase in the federal funds rate target. In this environment, returns on nominal Treasurys and TIPS generally declined, but a modest uptick in longer-term inflation expectations helped TIPS outpace nominal Treasurys for the quarter.

For the year, falling commodities prices and lower inflation expectations once again led to negative returns for TIPS and underperformance relative to nominal Treasurys and the broad investment-grade bond market.

At the end of 2015, the twelve-month headline inflation rate, as measured by CPI, was 0.7%, compared with 1.3% a year earlier. Global commodity prices declined sharply during the twelve-month period, led by oil price weakness. Brent crude plunged 36%, while West Texas Intermediate crude declined 31%.

Weak global growth, a rallying U.S. dollar and muted current inflation also pushed down longer-term inflation expectations. Specifically, the 10-year breakeven rate narrowed from 170 basis points, or 1.7%, at the end of December 2014 to 156 basis points, or 1.56%, at the end of 2015.

Portfolio Results

For the twelve months ended December 31, 2015, the Portfolio returned (2.20%), compared with the return of (1.44%) for the Barclays® U.S. TIPS Index (the “Index”). (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Lipper® Inc., an independent mutual fund ranking agency, the average return of the Inflation Protected Bond Funds peer group for 2015 was (2.62%).

The Portfolio was nearly as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (53% of assets versus the IRS maximum of 55%). The remainder was invested in non-U.S.-dollar denominated inflation-linked securities (hedged against currency fluctuations), investment grade corporate bonds, and mortgage-backed securities.

118	Inflation Protection Portfolio

Inflation Protection Portfolio (unaudited)

The Portfolio’s investment process uses inflation swaps to create an inflation overlay for the non-inflation-linked corporate and mortgage-backed securities. This strategy, combined with a preference for longer-maturity TIPS, positioned the Portfolio with greater exposure to interest rates relative to the Index, which detracted from relative performance as breakeven rates declined. Security selection among corporate holdings and mortgage-backed securities was helpful, but it was not sufficient to offset the market’s broad risk-off sentiment, which caused the inflation overlay strategy to underperform TIPS. Meanwhile, exposure to non-dollar inflation-linked securities slightly aided relative performance.

Portfolio Manager Outlook

The following forward looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Headline inflation remains low due to weakness in energy and commodity prices, but core inflation has been slowly increasing. We believe the divergence between headline and core inflation will continue in the short term as commodity prices remain volatile. We believe the large amount of monetary stimulus coupled with an improving U.S. economy eventually will create higher inflation than is currently priced into the bond market. In the meantime, we expect to maintain overweight exposure to inflation duration due to attractive valuations in the TIPS sector.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Inflation Protection Portfolio	-2.20%	2.13%	3.60%
Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	-1.44%	2.55%	4.11%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	-2.62%	2.14%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Inflation Protection Portfolio	119

Inflation Protection Portfolio (unaudited)

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Fixed Income Holdings 12/31/15

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	53.1%
United Kingdom Gilt Inflation Linked, Various	6.1%
Federal Home Loan Mortgage Corp., Various	3.7%
France Government Bond OAT, Various	3.5%
Italy Buoni Poliennali Del Tesoro EUR, Various	2.2%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, Various	2.0%
Japanese Government CPI Linked Bond, Various	1.4%
Canadian Government Bond, Various	0.8%
The Goldman Sachs Group, Inc., Various	0.6%
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A15, 2.738%, 6/25/35	0.5%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

120	Inflation Protection Portfolio

Inflation Protection Portfolio

Schedule of Investments

December 31, 2015

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Aerospace & Defense (0.2%)
L-3 Communications Corp., 5.200%, 10/15/19	50,000	53
Lockheed Martin Corp., 2.125%, 9/15/16	100,000	101
Lockheed Martin Corp., 3.550%, 1/15/26	100,000	100
Lockheed Martin Corp., 4.250%, 11/15/19	200,000	215

Total		469

Autos & Vehicle Parts (0.3%)
Daimler Finance North America LLC, 1.875%, 1/11/18 144A	200,000	199
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	200,000	200
Ford Motor Credit Co. LLC, 5.000%, 5/15/18	100,000	105
Toyota Motor Credit Corp., 3.300%, 1/12/22	350,000	361

Total		865

Banking (3.5%)
American Express Co., 1.550%, 5/22/18	350,000	347
American Express Credit Corp., 1.300%, 7/29/16	70,000	70
Ameriprise Financial, Inc., 4.000%, 10/15/23	100,000	104
Bank of America Corp., 3.300%, 1/11/23	350,000	345
Bank of America Corp., 5.750%, 12/1/17	650,000	695
Barclays Bank PLC, 3.750%, 5/15/24	100,000	102
BB&T Corp., 2.050%, 6/19/18	100,000	101
BNP Paribas SA, 2.400%, 12/12/18	150,000	151
Branch Banking & Trust Co., 3.800%, 10/30/26	200,000	203
Capital One Bank USA NA, 2.300%, 6/5/19	250,000	247
Capital One Financial Corp., 2.450%, 4/24/19	100,000	100
Capital One Financial Corp., 3.150%, 7/15/16	100,000	101
Capital One Financial Corp., 4.200%, 10/29/25	150,000	148
Citigroup, Inc., 1.750%, 5/1/18	200,000	198
Citigroup, Inc., 4.000%, 8/5/24	250,000	248
Citigroup, Inc., 4.050%, 7/30/22	300,000	307

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Citigroup, Inc., 4.400%, 6/10/25	150,000	152
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.875%, 2/8/22	200,000	211
Credit Suisse/New York NY, 3.625%, 9/9/24	250,000	252
Discover Financial Services, 3.750%, 3/4/25	200,000	192
Fifth Third Bancorp, 4.300%, 1/16/24	60,000	61
Fifth Third Bank/Cincinnati OH, 2.875%, 10/1/21	250,000	249
The Goldman Sachs Group, Inc., 2.375%, 1/22/18	200,000	202
The Goldman Sachs Group, Inc., 2.900%, 7/19/18	100,000	102
The Goldman Sachs Group, Inc., 3.625%, 1/22/23	500,000	506
The Goldman Sachs Group, Inc., 3.750%, 5/22/25	200,000	201
The Goldman Sachs Group, Inc., 3.850%, 7/8/24	150,000	153
The Goldman Sachs Group, Inc., 4.250%, 10/21/25	200,000	198
The Goldman Sachs Group, Inc., 5.750%, 1/24/22	230,000	262
HSBC Holdings PLC, 5.100%, 4/5/21	200,000	222
JPMorgan Chase & Co., 3.875%, 9/10/24	250,000	249
JPMorgan Chase & Co., 4.500%, 1/24/22	500,000	539
JPMorgan Chase & Co., 4.625%, 5/10/21	250,000	270
Morgan Stanley, 5.000%, 11/24/25	670,000	711
Morgan Stanley, 5.950%, 12/28/17	200,000	215
PNC Bank, N.A., 6.000%, 12/7/17	200,000	214
Standard Chartered PLC, 3.950%, 1/11/23 144A	60,000	58
Synchrony Financial, 2.600%, 1/15/19	100,000	100

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Synchrony Financial, 3.000%, 8/15/19	250,000	250
U.S. Bancorp, 3.600%, 9/11/24	400,000	406
Wells Fargo & Co., 3.550%, 9/29/25	175,000	177
Wells Fargo & Co., 4.125%, 8/15/23	100,000	104
Wells Fargo & Co., 5.625%, 12/11/17	400,000	429

Total		10,152

Basic Materials (0.1%)
Georgia-Pacific LLC, 2.539%, 11/15/19 144A	100,000	99
Georgia-Pacific LLC, 5.400%, 11/1/20 144A	140,000	155
International Paper Co., 6.000%, 11/15/41	75,000	79

Total		333

Capital Goods (0.2%)
Caterpillar Financial Services Corp., 1.250%, 11/6/17	60,000	60
Deere & Co., 2.600%, 6/8/22	60,000	59
John Deere Capital Corp., 3.150%, 10/15/21	290,000	295

Total		414

Chemicals (0.4%)
The Dow Chemical Co., 3.500%, 10/1/24	200,000	194
E.I. du Pont de Nemours & Co., 4.150%, 2/15/43	200,000	175
Eastman Chemical Co., 3.600%, 8/15/22	140,000	139
Ecolab, Inc., 4.350%, 12/8/21	360,000	384
LYB International Finance BV, 4.875%, 3/15/44	100,000	91
LyondellBasell Industries NV, 5.000%, 4/15/19	75,000	80
The Mosaic Co., 5.625%, 11/15/43	100,000	96

Total		1,159

Conglomerate & Diversified Manufacturing (0.3%)
General Electric Capital Corp., 2.100%, 12/11/19	250,000	250
General Electric Capital Corp., 4.375%, 9/16/20	100,000	108
General Electric Capital Corp., 4.650%, 10/17/21	100,000	111

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	121

Inflation Protection Portfolio

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Conglomerate & Diversified Manufacturing continued
General Electric Co., 5.250%, 12/6/17	210,000	224
Ingersoll-Rand Luxembourg Finance SA, 3.550%, 11/1/24	200,000	196
United Technologies Corp., 4.500%, 6/1/42	80,000	81

Total		970

Consumer Products & Retailing (0.9%)
Colgate-Palmolive Co., 3.250%, 3/15/24	200,000	208
CVS Health Corp., 2.750%, 12/1/22	500,000	487
Dollar General Corp., 4.150%, 11/1/25	80,000	80
The Home Depot, Inc., 4.200%, 4/1/43	200,000	200
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	60,000	54
McDonald’s Corp., 3.250%, 6/10/24	150,000	148
NIKE, Inc., 2.250%, 5/1/23	250,000	244
Reynolds American, Inc., 4.450%, 6/12/25	250,000	261
Unilever Capital Corp., 2.200%, 3/6/19	200,000	203
Wal-Mart Stores, Inc., 3.250%, 10/25/20	400,000	422
Wal-Mart Stores, Inc., 5.625%, 4/15/41	300,000	357

Total		2,664

Electric Utilities (0.5%)
CMS Energy Corp., 6.250%, 2/1/20	100,000	114
Constellation Energy Group, Inc., 5.150%, 12/1/20	260,000	282
Dominion Resources, Inc./VA, 3.625%, 12/1/24	200,000	198
Dominion Resources, Inc./VA, 6.400%, 6/15/18	340,000	372
Duke Energy Corp., 3.550%, 9/15/21	150,000	153
Georgia Power Co., 4.300%, 3/15/42	100,000	92
Potomac Electric Power Co., 3.600%, 3/15/24	80,000	83
Virginia Electric and Power Co., 3.450%, 2/15/24	50,000	51

Total		1,345

Energy (0.5%)
Anadarko Petroleum Corp., 5.950%, 9/15/16	100,000	103
Apache Corp., 4.750%, 4/15/43	225,000	188

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Energy continued
ConocoPhillips Co., 2.400%, 12/15/22	280,000	254
Ensco PLC, 4.700%, 3/15/21	250,000	201
Noble Energy, Inc., 4.150%, 12/15/21	330,000	320
Sempra Energy, 2.400%, 3/15/20	170,000	167
Sempra Energy, 6.500%, 6/1/16	50,000	51
Talisman Energy, Inc., 3.750%, 2/1/21	150,000	136

Total		1,420

Food & Beverage (0.4%)
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/19	120,000	139
Diageo Capital PLC, 2.625%, 4/29/23	200,000	193
General Mills, Inc., 3.150%, 12/15/21	450,000	450
Kraft Heinz Foods Co., 3.950%, 7/15/25 144A	200,000	202
Mondelez International, Inc., 4.000%, 2/1/24	100,000	103

Total		1,087

Healthcare (0.4%)
Baxter International, Inc., 1.850%, 1/15/17	200,000	201
Catholic Health Initiatives, 2.950%, 11/1/22	100,000	97
Dignity Health, 2.637%, 11/1/19	200,000	201
Express Scripts Holding Co., 3.125%, 5/15/16	150,000	151
Express Scripts Holding Co., 7.250%, 6/15/19	100,000	115
Medtronic, Inc., 2.500%, 3/15/20	100,000	101
Medtronic, Inc., 2.750%, 4/1/23	100,000	97
Medtronic, Inc., 3.500%, 3/15/25	80,000	81
Zimmer Biomet Holdings, Inc., 2.700%, 4/1/20	150,000	148

Total		1,192

Insurance (0.9%)
ACE INA Holdings, Inc., 3.150%, 3/15/25	200,000	197
Aetna, Inc., 2.750%, 11/15/22	100,000	97
American International Group, Inc., 4.500%, 7/16/44	150,000	139
American International Group, Inc., 4.875%, 6/1/22	250,000	270

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Insurance continued
American International Group, Inc., 5.850%, 1/16/18	100,000	108
Berkshire Hathaway, Inc., 4.500%, 2/11/43	250,000	252
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	150,000	165
Liberty Mutual Group, Inc., 4.250%, 6/15/23 144A	100,000	101
Metropolitan Life Global Funding I, 3.000%, 1/10/23 144A	400,000	398
Prudential Financial, Inc., 2.300%, 8/15/18	100,000	101
Prudential Financial, Inc., 5.625%, 5/12/41	150,000	166
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24 144A	200,000	201
UnitedHealth Group, Inc., 4.250%, 3/15/43	150,000	146
Voya Financial, Inc., 2.900%, 2/15/18	200,000	202
XLIT, Ltd., 2.300%, 12/15/18	100,000	100

Total		2,643

Media (1.0%)
21st Century Fox America, Inc., 6.900%, 8/15/39	235,000	278
CBS Corp., 3.500%, 1/15/25	200,000	191
Comcast Corp., 6.500%, 11/15/35	200,000	251
NBCUniversal Media LLC, 4.375%, 4/1/21	340,000	369
NBCUniversal Media LLC, 5.150%, 4/30/20	540,000	603
Time Warner, Inc., 3.600%, 7/15/25	200,000	195
Time Warner, Inc., 4.050%, 12/15/23	150,000	153
Time Warner, Inc., 4.700%, 1/15/21	100,000	108
Viacom, Inc., 4.500%, 3/1/21	250,000	258
The Walt Disney Co., 2.350%, 12/1/22	500,000	493

Total		2,899

Metals & Mining (0.3%)
Barrick North America Finance LLC, 4.400%, 5/30/21	80,000	72
BHP Billiton Finance USA, Ltd., 3.250%, 11/21/21	330,000	310
Newmont Mining Corp., 6.250%, 10/1/39	120,000	96

The Accompanying Notes are an Integral Part of the Financial Statements.

122	Inflation Protection Portfolio

Inflation Protection Portfolio

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Metals & Mining continued
Rio Tinto Finance USA, Ltd., 3.750%, 9/20/21	280,000	272

Total		750

Oil & Gas (0.6%)
BP Capital Markets PLC, 2.500%, 11/6/22	60,000	57
BP Capital Markets PLC, 2.750%, 5/10/23	200,000	188
Chevron Corp., 2.427%, 6/24/20	100,000	100
Marathon Petroleum Corp., 3.625%, 9/15/24	250,000	233
Petroleos Mexicanos, 3.500%, 1/30/23	130,000	113
Phillips 66, 4.650%, 11/15/34	200,000	188
Shell International Finance BV, 2.375%, 8/21/22	900,000	862
Total Capital SA, 2.125%, 8/10/18	100,000	100

Total		1,841

Pharmaceuticals (1.0%)
AbbVie, Inc., 2.900%, 11/6/22	200,000	193
Actavis Funding SCS, 3.450%, 3/15/22	600,000	601
Actavis Funding SCS, 3.850%, 6/15/24	150,000	150
Amgen, Inc., 3.625%, 5/22/24	140,000	140
Amgen, Inc., 5.850%, 6/1/17	90,000	95
Celgene Corp., 3.625%, 5/15/24	50,000	49
Gilead Sciences, Inc., 4.400%, 12/1/21	260,000	281
GlaxoSmithKline Capital PLC, 2.850%, 5/8/22	200,000	202
Merck & Co., Inc., 2.400%, 9/15/22	200,000	196
Mylan, Inc., 2.550%, 3/28/19	100,000	99
Mylan, Inc., 2.600%, 6/24/18	70,000	69
Perrigo Finance PLC, 3.900%, 12/15/24	200,000	193
Roche Holdings, Inc., 3.350%, 9/30/24 144A	400,000	409
Teva Pharmaceutical Finance IV LLC, 2.250%, 3/18/20	170,000	165

Total		2,842

Pipelines (0.6%)
Enbridge, Inc., 3.500%, 6/10/24	150,000	126
Energy Transfer Partners LP, 3.600%, 2/1/23	100,000	82

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Energy Transfer Partners LP, 4.050%, 3/15/25	200,000	164
Energy Transfer Partners LP, 4.150%, 10/1/20	100,000	92
Enterprise Products Operating LLC, 3.750%, 2/15/25	200,000	183
Enterprise Products Operating LLC, 4.850%, 3/15/44	100,000	81
Kinder Morgan Energy Partners LP, 5.300%, 9/15/20	270,000	267
Magellan Midstream Partners LP, 5.150%, 10/15/43	150,000	129
Plains All American Pipeline LP/PAA Finance Corp., 3.650%, 6/1/22	200,000	172
Sunoco Logistics Partners Operations LP, 3.450%, 1/15/23	200,000	169
TransCanada PipeLines, Ltd., 2.500%, 8/1/22	100,000	92
Williams Partners LP, 4.125%, 11/15/20	80,000	71
Williams Partners LP, 4.300%, 3/4/24	200,000	158

Total		1,786

Real Estate Investment Trusts (0.4%)
Boston Properties LP, 3.800%, 2/1/24	70,000	71
DDR Corp., 4.750%, 4/15/18	60,000	63
Essex Portfolio LP, 3.625%, 8/15/22	100,000	100
Host Hotels & Resorts LP, 3.750%, 10/15/23	100,000	96
Kilroy Realty LP, 3.800%, 1/15/23	130,000	129
Kilroy Realty LP, 4.375%, 10/1/25	40,000	40
Ventas Realty LP/Ventas Capital Corp., 3.250%, 8/15/22	250,000	243
Welltower, Inc., 3.750%, 3/15/23	300,000	295

Total		1,037

Services (0.1%)
Republic Services, Inc., 3.800%, 5/15/18	100,000	103
Waste Management, Inc., 3.125%, 3/1/25	150,000	146
Waste Management, Inc., 3.500%, 5/15/24	100,000	101

Total		350

Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

Technology (0.7%)
Apple, Inc., 1.000%, 5/3/18	100,000	99
Cisco Systems, Inc., 5.900%, 2/15/39	165,000	201
Fidelity National Information Services, Inc., 3.500%, 4/15/23	100,000	96
Hewlett Packard Enterprise Co., 3.600%, 10/15/20 144A	130,000	130
Hewlett-Packard Co., 4.300%, 6/1/21	150,000	149
Intuit, Inc., 5.750%, 3/15/17	140,000	147
Microsoft Corp., 2.125%, 11/15/22	180,000	174
Oracle Corp., 2.500%, 10/15/22	300,000	293
Oracle Corp., 3.400%, 7/8/24	150,000	152
Oracle Corp., 5.750%, 4/15/18	300,000	327
Seagate HDD Cayman, 4.750%, 1/1/25	150,000	125

Total		1,893

Telecommunications (0.6%)
AT&T, Inc., 2.625%, 12/1/22	250,000	237
AT&T, Inc., 3.400%, 5/15/25	200,000	192
AT&T, Inc., 4.800%, 6/15/44	150,000	138
AT&T, Inc., 6.550%, 2/15/39	77,000	87
British Telecommunications PLC, 5.950%, 1/15/18	100,000	108
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849%, 4/15/23	90,000	88
Deutsche Telekom International Finance BV, 6.750%, 8/20/18	130,000	145
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.450%, 4/1/24	100,000	103
Orange SA, 2.750%, 2/6/19	100,000	101
Verizon Communications, Inc., 4.150%, 3/15/24	150,000	154
Verizon Communications, Inc., 4.400%, 11/1/34	150,000	138
Verizon Communications, Inc., 5.150%, 9/15/23	250,000	275

Total		1,766

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	123

Inflation Protection Portfolio

	Corporate Bonds (14.3%)	Shares/ $ Par	Value $ (000’s)

	Transportation (0.4%)
	Burlington Northern Santa Fe LLC, 3.000%, 4/1/25	200,000	192
	Burlington Northern Santa Fe LLC, 3.750%, 4/1/24	200,000	205
	Burlington Northern Santa Fe LLC, 4.950%, 9/15/41	100,000	102
	CSX Corp., 4.250%, 6/1/21	200,000	211
	Norfolk Southern Corp., 3.850%, 1/15/24	75,000	76
	Norfolk Southern Corp., 5.750%, 4/1/18	100,000	108
	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18 144A	100,000	101
	Union Pacific Corp., 2.750%, 4/15/23	100,000	99

	Total		1,094

	Total Corporate Bonds
	(Cost: $41,602)		40,971

	Governments (69.6%)	Shares/ Par

	Foreign Agencies (0.1%)
	CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	100,000	100
	Statoil ASA, 2.450%, 1/17/23	250,000	237

	Total		337

	Foreign Governments (16.3%)
(f)	Australia Government Bond, 4.000%, 8/20/20, AUD	715,000	993
(f)	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.750%, 4/15/18, EUR	936,346	1,042
(f)	Canadian Government Bond, 4.250%, 12/1/21, CAD	734,894	676
(f)	Canadian Government Bond, 4.250%, 12/1/26, CAD	1,448,250	1,511
(f)	Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, 4/15/23, EUR	2,187,395	2,489
(f)	Deutsche Bundesrepublik Inflation Linked Bond, 1.750%, 4/15/20, EUR	1,798,801	2,152

	Governments (69.6%)	Shares/ Par	Value $ (000’s)

	Foreign Governments continued
(f)	France Government Bond OAT, 1.100%, 7/25/22, EUR	4,697,253	5,685
(f)	France Government Bond OAT, 1.850%, 7/25/27, EUR	3,323,219	4,409
(f)	Italy Buoni Poliennali Del Tesoro, 2.350%, 9/15/24, EUR	2,950,061	3,697
(f)	Italy Buoni Poliennali Del Tesoro, 3.100%, 9/15/26, EUR	1,986,572	2,688
(f)	Japanese Government CPI Linked Bond, 0.100%, 3/10/25, JPY	401,200,000	3,525
(f)	Japanese Government CPI Linked Bond, 1.100%, 12/10/16, JPY	54,022,500	468
(f)	United Kingdom Gilt Inflation Linked, 0.250%, 3/22/52, GBP	621,830	1,285
(f)	United Kingdom Gilt Inflation Linked, 2.500%, 7/17/24, GBP	3,310,000	16,197

	Total		46,817

	US Government (53.1%)
	US Treasury Inflation Index Bond, 0.125%, 4/15/18	4,115,600	4,108
	US Treasury Inflation Index Bond, 0.125%, 4/15/19	9,084,519	9,031
	US Treasury Inflation Index Bond, 0.125%, 1/15/22	3,047,436	2,953
	US Treasury Inflation Index Bond, 0.125%, 7/15/22	9,825,470	9,527
	US Treasury Inflation Index Bond, 0.125%, 1/15/23	3,606,435	3,458
	US Treasury Inflation Index Bond, 0.125%, 7/15/24	751,253	714
	US Treasury Inflation Index Bond, 0.250%, 1/15/25	2,841,801	2,712
	US Treasury Inflation Index Bond, 0.375%, 7/15/23	2,555,050	2,496
	US Treasury Inflation Index Bond, 0.375%, 7/15/25	6,418,816	6,215
	US Treasury Inflation Index Bond, 0.625%, 2/15/43	6,620,736	5,603
	US Treasury Inflation Index Bond, 0.625%, 7/15/21	10,246,672	10,314

	Governments (69.6%)	Shares/ $ Par	Value $ (000’s)

	US Government continued
	US Treasury Inflation Index Bond, 0.625%, 1/15/24	12,894,525	12,748
	US Treasury Inflation Index Bond, 0.750%, 2/15/42	7,710,149	6,774
	US Treasury Inflation Index Bond, 0.750%, 2/15/45	2,575,551	2,246
	US Treasury Inflation Index Bond, 1.125%, 1/15/21	6,836,691	7,048
	US Treasury Inflation Index Bond, 1.375%, 2/15/44	7,225,282	7,353
	US Treasury Inflation Index Bond, 1.375%, 7/15/18	3,143,436	3,254
	US Treasury Inflation Index Bond, 1.375%, 1/15/20	1,759,776	1,829
	US Treasury Inflation Index Bond, 1.750%, 1/15/28	4,535,524	4,956
	US Treasury Inflation Index Bond, 1.875%, 7/15/19	2,227,840	2,362
	US Treasury Inflation Index Bond, 2.000%, 1/15/26	1,977,245	2,197
	US Treasury Inflation Index Bond, 2.125%, 2/15/40	2,679,498	3,155
	US Treasury Inflation Index Bond, 2.125%, 2/15/41	2,590,301	3,067
	US Treasury Inflation Index Bond, 2.125%, 1/15/19	4,292,686	4,542
(k)	US Treasury Inflation Index Bond, 2.375%, 1/15/25	4,290,052	4,877
	US Treasury Inflation Index Bond, 2.375%, 1/15/27	2,624,143	3,034
	US Treasury Inflation Index Bond, 2.500%, 1/15/29	8,269,652	9,797
	US Treasury Inflation Index Bond, 3.375%, 4/15/32	4,106,947	5,557
	US Treasury Inflation Index Bond, 3.625%, 4/15/28	2,205,780	2,883
	US Treasury Inflation Index Bond, 3.875%, 4/15/29	5,642,442	7,665

	Total		152,475

The Accompanying Notes are an Integral Part of the Financial Statements.

124	Inflation Protection Portfolio

Inflation Protection Portfolio

Governments (69.6%)	Shares/ $ Par	Value $ (000’s)

Yankee Sovereign (0.1%)
Mexico Government International Bond, 4.750%, 3/8/44	200,000	182

Total		182

Total Governments (Cost: $209,950)		199,811

Municipal Bonds (0.4%)

Municipal Bonds (0.4%)
Bay Area Toll Authority, Series S-1, 6.918%, 4/1/40 RB	35,000	46
City of San Francisco CA Public Utilities Commission Water Revenue, 6.950%, 11/1/50 RB	25,000	35
City Public Service Board of San Antonio TX, 5.985%, 2/1/39 RB	50,000	63
Los Angeles Community College District/CA, Series 2010-E, 6.750%, 8/1/49 GO	50,000	71
Los Angeles Department of Water and Power, 5.716%, 7/1/39 RB	15,000	18
Metropolitan Transportation Authority, Series 2010-E, 6.814%, 11/15/40 RB	50,000	66
New Jersey Turnpike Authority, Series 2010, 7.102%, 1/1/41 RB	100,000	137
Port Authority of New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	50,000	54
Rutgers - The State University of New Jersey, 5.665%, 5/1/40 RB	55,000	64
Santa Clara Valley Transportation Authority, 5.876%, 4/1/32 RB	50,000	60
State of California, Series 2009, 7.550%, 4/1/39 GO	200,000	290
State of llinois, 5.100%, 6/1/33 GO	150,000	142
State of Texas, Series 2009A, 5.517%, 4/1/39 GO	30,000	38

Total Municipal Bonds (Cost: $1,129)		1,084

Structured Products (10.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products (10.7%)
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/19 144A	750,000	749
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.630%, 12/20/21 144A	600,000	593
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 144A	750,000	745
BAMLL Commerical Mortgage Securities Trust, Series 2015-200P, Class A, 3.218%, 4/14/33 144A	825,000	816
Banc of America Mortgage Trust, Series 2004-7, Class 7A1, 5.000%, 8/25/19	27,513	27
BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/5/36 144A	800,000	796
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, 0.831%, 7/15/20 144A	725,000	721
Chesapeake Funding LLC, Series 2014-1A, Class A, 0.689%, 3/7/26 144A	592,337	590
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.000%, 9/25/37	72,053	75
Commercial Mortgage Trust Pass Through Certificates, Series 2015-CR22, Class AM, 3.603%, 3/10/48	900,000	892
Commercial Mortgage Trust Pass Through Certificates, Series 2014-UBS5, Class AM, 4.193%, 9/10/47	850,000	883
Commercial Mortgage Trust Pass Through Certificates, Series 2014-CR15, Class AM, 4.426%, 2/10/47	550,000	586
Commercial Mortgage Trust Pass-Through Certificates, Series 2015-3BP, Class A, 3.178%, 2/10/35 144A	875,000	857
Core Industrial Trust, Series 2015-WEST, Class A, 3.292%, 2/10/37 144A	950,000	934

Structured Products (10.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Credit Suisse Mortgage Trust, Series 15-WIN1, Class A10, 3.500%, 12/25/44 144A	300,000	295
Federal Home Loan Mortgage Corp., 4.000%, 5/1/42	5,536,493	5,875
Federal Home Loan Mortgage Corp., 4.500%, 4/1/41	4,455,639	4,838
GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48	1,050,000	1,045
Hilton Grand Vacations Trust, Series 2014-AA, Class A, 1.770%, 11/25/26 144A	537,175	527
Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48 144A	950,000	944
JP Morgan Mortgage Trust, Series 2014-5, Class A1, 3.000%, 10/25/29 144A	574,887	583
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.166%, 12/15/46	600,000	638
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.517%, 12/15/46	375,000	399
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, 3.446%, 7/13/29 144A	600,000	600
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, 5.395%, 12/18/37	39,854	40
Sequoia Mortgage Trust, Series 2014-3, Class A14, 3.000%, 10/25/44 144A	562,496	569
Sequoia Mortgage Trust, Series 2014-4, Class A2, 3.500%, 11/25/44 144A	422,066	430
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.000%, 12/25/43 144A	327,889	335
Sierra Timeshare 2015-1 Receivables Funding LLC, Series 2015-1A, Class A, 2.400%, 3/22/32 144A	396,097	391
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, 2.542%, 6/25/34	669,079	669

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	125

Inflation Protection Portfolio

Structured Products (10.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Thornburg Morgage Securities Trust, Series 2004-3, Class A, 0.961%, 9/25/44	501,676	463
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.736%, 8/25/33	183,208	186
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A15, 2.738%, 6/25/35	1,314,741	1,348
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 1A1, 2.740%, 6/25/35	434,222	443
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 2.740%, 8/25/35	66,257	65
Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	16,318	17

Structured Products (10.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-17, Class 1A1, 5.500%, 1/25/36	78,363	80
Wells Fargo Mortgage Backed Securities Trust, Series 2006-10, Class A4, 6.000%, 8/25/36	93,755	95
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR10, Class 1A1, 6.264%, 1/25/38	84,304	83
WinWater Mortgage Loan Trust, Series 2014-1, Class A4, 3.500%, 6/20/44 144A	546,466	551

Total Structured Products
(Cost: $30,559)		30,773

	Short-Term Investments (6.5%)	Shares/ $ Par	Value $ (000’s)

	Commercial Paper (6.5%)
(k)	BNP Paribas Finance, Inc., 0.20%, 1/4/16	5,745,000	5,745
(b)	Credit Agricole Cib, 0.25%, 1/4/16	13,000,000	12,999

	Total		18,744

	Total Short-Term Investments
	(Cost: $18,745)		18,744

	Total Investments (101.5%)
	(Cost: $301,985)(a)		291,383

	Other Assets, Less
	Liabilities (-1.5%)		(4,294)

	Net Assets (100.0%)		287,089

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Inflation Protection Porfolio

Inflation Protection Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the value of these securities (in thousands) was $14,079 representing 4.9% of the net assets.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $302,163 and the net unrealized depreciation of investments based on that cost was $10,780 which is comprised of $2,188 aggregate gross unrealized appreciation and $12,968 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2015, $3,085)	20	3/16	$10
US Ten Year Treasury Note Futures (Short) (Total Notional Value at December 31, 2015, $5,300)	42	3/16	12
US Ultra Long Treasury Bond Futures (Short) (Total Notional Value at December 31, 2015, $3,168)	20	3/16	(6)

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2015.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000’s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	HSBC Bank USA NA	AUD	1,362	989	3/16	$-	$(11)	$(11)
Sell	HSBC Bank USA NA	CAD	3,032	2,192	3/16	40	-	40
Buy	HSBC Bank USA NA	EUR	238	260	3/16	-	(2)	(2)
Sell	HSBC Bank USA NA	EUR	20,158	21,950	3/16	301	-	301
Buy	HSBC Bank USA NA	GBP	111	164	3/16	-	(1)	(1)
Sell	HSBC Bank USA NA	GBP	11,894	17,537	3/16	515	-	515
Sell	HSBC Bank USA NA	JPY	467,342	3,888	3/16	-	(27)	(27)

						$856	$(41)	$815

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

(j)	Swap agreements outstanding on December 31, 2015.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.870%	CPURNSA Index Total Return at Maturity	9/16	6,000	$(198)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.420%	CPURNSA Index Total Return at Maturity	4/18	2,000	(161)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.223%	CPURNSA Index Total Return at Maturity	5/18	2,500	(142)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.210%	CPURNSA Index Total Return at Maturity	3/19	6,500	(326)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	127

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	3/19	4,500	$(388)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.510%	CPURNSA Index Total Return at Maturity	3/19	2,000	(197)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.640%	CPURNSA Index Total Return at Maturity	2/20	2,800	(343)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.670%	CPURNSA Index Total Return at Maturity	4/22	3,000	(428)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.763%	CPURNSA Index Total Return at Maturity	3/23	700	(91)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.528%	CPURNSA Index Total Return at Maturity	8/24	2,750	(264)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	1.790%	CPURNSA Index Total Return at Maturity	8/25	1,500	6
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Bank of America, N.A.	2.140%	CPURNSA Index Total Return at Maturity	7/25	2,900	(79)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.303%	CPURNSA Index Total Return at Maturity	1/16	1,700	(58)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.520%	CPURNSA Index Total Return at Maturity	5/16	5,400	(320)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.720%	CPURNSA Index Total Return at Maturity	8/17	2,000	(271)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.345%	CPURNSA Index Total Return at Maturity	9/17	13,000	(743)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.526%	CPURNSA Index Total Return at Maturity	5/23	5,500	(580)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.535%	CPURNSA Index Total Return at Maturity	5/23	1,000	(106)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.589%	CPURNSA Index Total Return at Maturity	7/24	1,400	(143)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.895%	CPURNSA Index Total Return at Maturity	12/27	1,700	(435)

The Accompanying Notes are an Integral Part of the Financial Statements.

128	Inflation Protection Portfolio

Inflation Protection Portfolio

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.784%	CPURNSA Index Total Return at Maturity	7/44	1,400	$(340)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.385%	CPURNSA Index Total Return at Maturity	9/24	4,000	(319)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.363%	CPURNSA Index Total Return at Maturity	9/24	3,500	(269)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	2.310%	CPURNSA Index Total Return at Maturity	9/24	1,400	(100)
U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted (CPURNSA)	Barclays Bank PLC	1.710%	CPURNSA Index Total Return at Maturity	2/20	1,000	(17)

						$(6,312)

(k)	Cash or securities with an aggregate value of $10,622 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2015.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Governments	$-	$199,811	$-
Municipal Bonds	-	1,084	-
Corporate Bonds	-	40,971	-
Structured Products	-	30,773	-
Short-Term Investments	-	18,744	-
Other Financial Instruments^	-	-	-
Futures	22	-	-
Forward Currency Contracts	-	856	-
Total Return Swaps	-	6	-
Total Assets	$22	$292,245	$-
Liabilities:
Other Financial Instruments^	-	-	-
Futures	(6)	-	-
Forward Currency Contracts	-	(41)	-
Total Return Swaps	-	(6,318)	-
Total Liabilities	$(6)	$(6,359)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	129

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$688 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are securities rated below investment grade by major credit rating agencies, or if unrated, determined by Federated to be of comparable quality. The Portfolio may invest up to 30% of net assets in foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. Federated selects securities that it believes have attractive risk-return characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. Federated’s securities selection process consists of a credit-intensive, fundamental analysis of the issuer. Federated does not limit the Portfolio’s investments to securities of a particular maturity range.

Market Overview

The total return for the high yield market for the twelve-month reporting period was disappointing on both an absolute and a relative basis. For example, the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index (the “Index”) returned (4.43%) for the period, underperforming the Barclays® U.S. Aggregate Index, a measure of high quality bond performance, which returned 0.55% for the period.

Weakness in commodity prices, especially energy prices, had a large negative impact on high yield bonds. Three major industries were especially hard hit by the commodity price decline—independent energy, oil field services, and metals. These relatively small portions of the overall market had an outsized influence on the market’s return. Outside of these industries, high yield bonds had a flat total return for the year.

Within the high yield market, major industries that substantially outperformed the overall Index included food and beverage, leisure, building materials, consumer products and packaging. From a credit quality perspective, the higher quality BB-rated sector declined the least with a return of (1.00%), followed by the B-rated and CCC-rated sectors, which returned (4.63%) and (12.11%), respectively.

Late in the period, an open-end mutual fund focusing on distress securities had to halt redemption and liquidate the fund, which caused fear in the high yield market. Liquidity concerns resulted in an uptick in mutual fund liquidations in December, putting considerable selling pressure in the market. Trading volume maintained healthy volumes to accommodate mutual fund outflows. Nevertheless, the selloff in high yield bonds drove down prices, increasing the yield premium for high yield bonds relative to Treasurys by nearly 200 basis points (2.0%).

Portfolio Results

The Portfolio returned (1.36%) for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Barclays® U.S. Corporate High-Yield 2% Issuer Capped Index (the “Index”), returned (4.43%). (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) During the twelve-month reporting period, the most significant factors affecting the Portfolio’s relative performance were the allocation among industries and the selection of individual securities. The Portfolio outperformed the (3.29%) average return of its High Yield Funds peer group, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

From a security selection perspective, the Portfolio’s performance relative to the Index was helped by strong security selection in the independent energy, media, entertainment, gaming, retail and aerospace and defense industries. The Portfolio’s positions in the bonds of Multi Packaging Solutions, Hiland Partners, Regal Entertainment, CDW Finance and Pinnacle Entertainment generated solid relative performance. Security selection worked against relative performance in the midstream and wireless telecommunications industries. Detracting securities included Sandridge Energy, Linn Energy, Energy XXI Gulf Coast, Legacy Reserves and Chesapeake Energy Corp.

From an industry allocation perspective, the Portfolio was positively impacted by its underweight to several poor performing industries, including independent energy, oil field services and metals. The Portfolio’s overweight positions in outperforming industries also helped, as the packaging, healthcare, automotive, gaming, technology food and beverage and consumer products industries posted solid performance. Conversely, the Portfolio was negatively impacted by its underweight in the outperforming home construction and financial industries.

130	High Yield Bond Portfolio

High Yield Bond Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

The commodity sectors will likely continue to be a source of volatility for the high yield market as 2016 begins. We would expect debt restructuring to continue if not increase in the independent energy, oil field services and metals industries. The good news is that sectors away from energy and metals continue to be characterized by relatively good credit fundamentals and attractive credit spreads. If the U.S. economy continues its slow, steady pace of growth, we would expect the yield premiums of high yield bonds to narrow in sectors away from commodities, leading to the potential for rising high yield bond prices in 2016. The key risks for this scenario would be a slowing of U.S. economic growth or a further decline in commodity prices.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	-1.36%	4.70%	6.36%
Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	-4.43%	5.03%	6.95%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	-3.29%	4.32%	5.68%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio’s investments in convertible securities are subject to the risks associated with investments in equity securities, including market risk.

High Yield Bond Portfolio	131

High Yield Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/15

Security Description	% of Net Assets
HCA, Inc., Various	2.4%
T-Mobile USA, Inc., Various	1.6%
First Data Corp., Various	1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Various	1.3%
Sprint Corp., Various	1.3%
Ally Financial, Inc., Various	1.2%
Valeant Pharmaceuticals International, Various	1.1%
Tenet Healthcare Corp., Various	1.1%
Infor US, Inc., Various	1.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, Various	0.9%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

132	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2015

	Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

	Aerospace & Defense (0.9%)
	KLX, Inc., 5.875%, 12/1/22 144A	725,000	689
	TransDigm, Inc., 6.000%, 7/15/22	520,000	508
	TransDigm, Inc., 6.500%, 7/15/24	4,725,000	4,699
	TransDigm, Inc., 6.500%, 5/15/25 144A	300,000	291

	Total		6,187

	Autos & Vehicle Parts (4.1%)
	Affinia Group, Inc., 7.750%, 5/1/21	2,350,000	2,392
	American Axle & Manufacturing, Inc., 6.250%, 3/15/21	2,335,000	2,417
	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	950,000	995
	Gates Global LLC / Gates Global Co., 6.000%, 7/15/22 144A	3,105,000	2,236
	General Motors Co., 4.000%, 4/1/25	1,075,000	1,018
	The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	1,025,000	1,051
	International Automotive Components Group SA, 9.125%, 6/1/18 144A	1,975,000	1,689
	JB Poindexter & Co., Inc., 9.000%, 4/1/22 144A	1,425,000	1,489
	Lear Corp., 5.250%, 1/15/25	2,950,000	3,002
	Lear Corp., 5.375%, 3/15/24	655,000	673
	MPG Holdco I, Inc., 7.375%, 10/15/22	2,025,000	2,045
	Omega US Sub LLC, 8.750%, 7/15/23 144A	1,125,000	1,038
	Schaeffler Finance BV, 4.250%, 5/15/21 144A	425,000	422
	Schaeffler Finance BV, 4.750%, 5/15/21 144A	1,070,000	1,075
	Schaeffler Finance BV, 4.750%, 5/15/23 144A	375,000	367
(c)	Schaeffler Holding Finance BV, 6.250%, 11/15/19 144A	440,000	460
(c)	Schaeffler Holding Finance BV, 6.750%, 11/15/22 144A	2,700,000	2,902
(c)	Schaeffler Holding Finance BV, 6.875%, 8/15/18 144A	785,000	809
	Tenneco, Inc., 5.375%, 12/15/24	750,000	761

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Autos & Vehicle Parts continued
ZF North America Capital, Inc., 4.500%, 4/29/22 144A	175,000	171
ZF North America Capital, Inc., 4.750%, 4/29/25 144A	900,000	857

Total		27,869

Banking (1.2%)
Ally Financial, Inc., 2.750%, 1/30/17	500,000	499
Ally Financial, Inc., 3.500%, 1/27/19	895,000	883
Ally Financial, Inc., 3.750%, 11/18/19	4,950,000	4,882
Ally Financial, Inc., 4.125%, 2/13/22	800,000	792
Ally Financial, Inc., 4.625%, 5/19/22	450,000	452
Ally Financial, Inc., 5.750%, 11/20/25	750,000	759

Total		8,267

Basic Materials (9.5%)
Anixter, Inc., 5.125%, 10/1/21	3,125,000	3,125
Anixter, Inc., 5.500%, 3/1/23 144A	275,000	276
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 144A	665,000	685
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.000%, 6/30/21 144A	2,425,000	2,261
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.250%, 1/31/19 144A	1,640,000	1,574
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.000%, 11/15/20 144A	302,647	297
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 9.125%, 10/15/20 144A	590,000	605
Ball Corp., 4.000%, 11/15/23	2,625,000	2,504
Ball Corp., 4.375%, 12/15/20	350,000	355
Ball Corp., 5.250%, 7/1/25	1,675,000	1,713
Belden, Inc., 5.250%, 7/15/24 144A	325,000	299
Belden, Inc., 5.500%, 9/1/22 144A	3,450,000	3,321

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Berry Plastics Corp., 5.125%, 7/15/23	1,150,000	1,118
Berry Plastics Corp., 5.500%, 5/15/22	4,205,000	4,189
Berry Plastics Corp., 6.000%, 10/15/22 144A	475,000	483
BWAY Holding Co., 9.125%, 8/15/21 144A	3,140,000	2,936
Clearwater Paper Corp., 5.375%, 2/1/25 144A	2,675,000	2,588
Cleaver-Brooks, Inc., 8.750%, 12/15/19 144A	1,775,000	1,713
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 1/15/23	3,250,000	3,177
DH Services Luxembourg Sarl, 7.750%, 12/15/20 144A	2,425,000	2,437
Garda World Security Corp., 7.250%, 11/15/21 144A	520,000	447
Graphic Packaging International, Inc., 4.750%, 4/15/21	820,000	836
Graphic Packaging International, Inc., 4.875%, 11/15/22	1,925,000	1,949
The Hillman Group, Inc., 6.375%, 7/15/22 144A	2,100,000	1,743
Multi-Color Corp., 6.125%, 12/1/22 144A	3,125,000	3,094
Mustang Merger Corp., 8.500%, 8/15/21 144A	1,750,000	1,816
Owens-Brockway Glass Container, Inc., 5.000%, 1/15/22 144A	425,000	415
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25 144A	2,350,000	2,297
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 144A	500,000	508
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25 144A	600,000	617
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 5.750%, 10/15/20	2,405,000	2,446
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 6.875%, 2/15/21	775,000	798

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	133

High Yield Bond Portfolio

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.250%, 2/15/21	3,260,000	3,138
Sealed Air Corp., 4.875%, 12/1/22 144A	1,675,000	1,679
Sealed Air Corp., 5.125%, 12/1/24 144A	1,950,000	1,950
Sealed Air Corp., 5.250%, 4/1/23 144A	125,000	128
Sealed Air Corp., 5.500%, 9/15/20 144A	325,000	332
Sealed Air Corp., 6.500%, 12/1/20 144A	505,000	557
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375%, 5/1/22 144A	3,575,000	3,039
Unifrax I LLC/Unifrax Holding Co., 7.500%, 2/15/19 144A	1,800,000	1,593

Total		65,038

Builders & Building Materials (2.6%)
Allegion PLC, 5.875%, 9/15/23	625,000	637
American Builders & Contractors Supply Co., 5.750%, 12/15/23 144A	125,000	126
American Builders & Contractors Supply Co., Inc., 5.625%, 4/15/21 144A	2,800,000	2,835
Beacon Roofing Supply, Inc., 6.375%, 10/1/23 144A	625,000	637
Building Materials Corp. of America, 6.000%, 10/15/25 144A	825,000	841
CPG Merger Sub LLC, 8.000%, 10/1/21 144A	375,000	367
HD Supply, Inc., 5.250%, 12/15/21 144A	1,700,000	1,734
Masonite International Corp., 5.625%, 3/15/23 144A	450,000	465
NCI Building Systems, Inc., 8.250%, 1/15/23 144A	1,675,000	1,759
Nortek, Inc., 8.500%, 4/15/21	2,550,000	2,646
RSI Home Products, Inc., 6.500%, 3/15/23 144A	2,450,000	2,523
USG Corp., 5.500%, 3/1/25 144A	50,000	51
USG Corp., 5.875%, 11/1/21 144A	2,500,000	2,600
USG Corp., 7.875%, 3/30/20 144A	835,000	875

Total		18,096

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Capital Goods (0.7%)
United Rentals North America, Inc., 4.625%, 7/15/23	500,000	499
United Rentals North America, Inc., 5.500%, 7/15/25	1,825,000	1,770
United Rentals North America, Inc., 5.750%, 11/15/24	1,300,000	1,287
United Rentals North America, Inc., 6.125%, 6/15/23	525,000	537
United Rentals North America, Inc., 7.375%, 5/15/20	585,000	617

Total		4,710

Chemicals (2.7%)
Ashland, Inc., 4.750%, 8/15/22	1,400,000	1,361
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/1/21 144A	2,775,000	2,926
Axiall Corp., 4.875%, 5/15/23	650,000	585
Celanese US Holdings LLC, 4.625%, 11/15/22	1,425,000	1,404
Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/1/22 144A	1,225,000	1,041
Hexion, Inc., 6.625%, 4/15/20	2,650,000	2,060
Hexion, Inc., 8.875%, 2/1/18	2,290,000	1,614
Huntsman International LLC, 4.875%, 11/15/20	2,255,000	2,058
Huntsman International LLC, 5.125%, 11/15/22 144A	375,000	338
Platform Specialty Products Corp., 6.500%, 2/1/22 144A	3,650,000	3,157
Platform Specialty Products Corp., 10.375%, 5/1/21 144A	250,000	249
W.R. Grace & Co., 5.125%, 10/1/21 144A	775,000	783
W.R. Grace & Co., 5.625%, 10/1/24 144A	955,000	965

Total		18,541

Conglomerate & Diversified Manufacturing (1.6%)
EnerSys, 5.000%, 4/30/23 144A	750,000	746
Entegris, Inc., 6.000%, 4/1/22 144A	2,950,000	2,987
Gardner Denver, Inc., 6.875%, 8/15/21 144A	2,320,000	1,775

	Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

	Conglomerate & Diversified Manufacturing continued
	Milacron LLC/Mcron Finance Corp., 7.750%, 2/15/21 144A	1,375,000	1,282
	Rexel SA, 5.250%, 6/15/20 144A	1,070,000	1,102
	WESCO Distribution, Inc., 5.375%, 12/15/21	3,505,000	3,365

	Total		11,257

	Consumer Products & Retailing (6.8%)
	1011778 BC ULC/New Red Finance, Inc., 4.625%, 1/15/22 144A	1,125,000	1,128
	1011778 BC ULC/New Red Finance, Inc., 6.000%, 4/1/22 144A	4,275,000	4,403
	Argos Merger Sub, Inc., 7.125%, 3/15/23 144A	3,675,000	3,644
	Family Tree Escrow LLC, 5.750%, 3/1/23 144A	975,000	1,009
	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 5/1/20	1,950,000	1,404
	First Quality Finance Co., Inc., 4.625%, 5/15/21 144A	2,835,000	2,580
	Jo-Ann Stores LLC, 8.125%, 3/15/19 144A	275,000	220
	L Brands, Inc., 5.625%, 2/15/22	620,000	659
	L Brands, Inc., 5.625%, 10/15/23	1,250,000	1,325
	Michaels Stores, Inc., 5.875%, 12/15/20 144A	3,225,000	3,334
	Neiman Marcus Group, Ltd. LLC, 8.000%, 10/15/21 144A	110,000	81
	Neiman Marcus Group, Ltd. LLC, 8.750%, 10/15/21 144A	1,775,000	1,100
	NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.500%, 1/15/20	1,575,000	1,630
	Party City Holdings, Inc., 6.125%, 8/15/23 144A	2,025,000	1,964
(c)	Petco Holdings, Inc., 8.500%, 10/15/17 144A	3,400,000	3,460
	Prestige Brands, Inc., 5.375%, 12/15/21 144A	3,200,000	3,072
	Rite Aid Corp., 6.125%, 4/1/23 144A	2,600,000	2,691
	Sally Holdings LLC/Sally Capital, Inc., 5.625%, 12/1/25	375,000	379
	Serta Simmons Holdings LLC, 8.125%, 10/1/20 144A	3,975,000	4,154

The Accompanying Notes are an Integral Part of the Financial Statements.

134	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Products & Retailing continued
Spectrum Brands, Inc., 5.750%, 7/15/25 144A	725,000	743
Spectrum Brands, Inc., 6.125%, 12/15/24 144A	3,450,000	3,588
Springs Industries, Inc., 6.250%, 6/1/21	1,700,000	1,683
Tempur Sealy International, Inc., 5.625%, 10/15/23 144A	950,000	960
Vista Outdoor, Inc., 5.875%, 10/1/23 144A	1,000,000	1,025
Yum! Brands, Inc., 3.875%, 11/1/23	775,000	686

Total		46,922

Electric Utilities (1.1%)
Calpine Corp., 5.375%, 1/15/23	2,800,000	2,513
Calpine Corp., 6.000%, 1/15/22 144A	455,000	470
NRG Energy, Inc., 6.250%, 7/15/22	1,450,000	1,235
NRG Energy, Inc., 6.250%, 5/1/24	1,750,000	1,470
NRG Energy, Inc., 8.250%, 9/1/20	270,000	262
TerraForm Power Operating LLC, 5.875%, 2/1/23 144A	1,125,000	931
TerraForm Power Operating LLC, 6.125%, 6/15/25 144A	950,000	765

Total		7,646

Energy (3.9%)
Antero Resources Corp., 5.125%, 12/1/22	1,090,000	828
Antero Resources Corp., 5.375%, 11/1/21	1,305,000	1,044
Antero Resources Corp., 5.625%, 6/1/23 144A	1,225,000	955
Berry Petroleum Co. LLC, 6.375%, 9/15/22	1,000,000	242
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.875%, 4/15/22	380,000	68
California Resources Corp., 5.000%, 1/15/20	645,000	230
California Resources Corp., 5.500%, 9/15/21	970,000	306
California Resources Corp., 6.000%, 11/15/24	1,615,000	493
Carrizo Oil & Gas, Inc., 6.250%, 4/15/23	1,725,000	1,397
Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	620,000	542
CGG SA, 6.875%, 1/15/22	965,000	396
Chesapeake Energy Corp., 5.375%, 6/15/21	1,140,000	308
Chesapeake Energy Corp., 6.125%, 2/15/21	950,000	268

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Chesapeake Energy Corp., 6.875%, 11/15/20	1,635,000	466
CrownRock LP/CrownRock Finance, Inc., 7.750%, 2/15/23 144A	525,000	493
CrownRock LP/CrownRock Finance, Inc., 7.125%, 4/15/21 144A	275,000	258
Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	1,180,000	128
EP Energy LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	1,325,000	845
EP Energy LLC/Everest Acquisition Finance, Inc., 6.375%, 6/15/23	700,000	350
EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 9/1/22	350,000	178
Gulfport Energy Corp., 6.625%, 5/1/23	500,000	417
Gulfport Energy Corp., 7.750%, 11/1/20	1,375,000	1,231
Halcon Resources Corp., 8.625%, 2/1/20 144A	1,150,000	793
Laredo Petroleum, Inc., 5.625%, 1/15/22	925,000	805
Laredo Petroleum, Inc., 6.250%, 3/15/23	400,000	348
Laredo Petroleum, Inc., 7.375%, 5/1/22	350,000	322
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.625%, 12/1/21	1,785,000	375
Linn Energy LLC/Linn Energy Finance Corp., 6.250%, 11/1/19	270,000	45
Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 9/15/21	490,000	66
Linn Energy LLC/Linn Energy Finance Corp., 7.750%, 2/1/21	1,215,000	176
Northern Oil and Gas, Inc., 8.000%, 6/1/20	2,455,000	1,633
Oasis Petroleum, Inc., 6.500%, 11/1/21	1,645,000	1,090
Oasis Petroleum, Inc., 6.875%, 3/15/22	1,020,000	653
PDC Energy, Inc., 7.750%, 10/15/22	375,000	360
Range Resources Corp., 4.875%, 5/15/25 144A	1,021,000	776
Range Resources Corp., 5.000%, 3/15/23	225,000	168
Range Resources Corp., 5.750%, 6/1/21	955,000	754
Rice Energy, Inc., 6.250%, 5/1/22	2,050,000	1,476

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
RSP Permian, Inc., 6.625%, 10/1/22 144A	300,000	276
RSP Permian, Inc., 6.625%, 10/1/22	850,000	782
SandRidge Energy, Inc., 7.500%, 3/15/21	635,000	67
SandRidge Energy, Inc., 7.500%, 2/15/23	810,000	88
SandRidge Energy, Inc., 8.125%, 10/15/22	1,040,000	114
SM Energy Co., 5.625%, 6/1/25	175,000	115
SM Energy Co., 6.500%, 11/15/21	1,205,000	898
SM Energy Co., 6.500%, 1/1/23	490,000	360
W&T Offshore, Inc., 8.500%, 6/15/19	1,225,000	429
Whiting Petroleum Corp., 5.000%, 3/15/19	1,310,000	989
Whiting Petroleum Corp., 5.750%, 3/15/21	960,000	700
Whiting Petroleum Corp., 6.250%, 4/1/23	500,000	360

Total		26,461

Entertainment (1.0%)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 6/1/24	2,680,000	2,707
Regal Entertainment Group, 5.750%, 3/15/22	660,000	660
Regal Entertainment Group, 5.750%, 2/1/25	1,025,000	989
Six Flags Entertainment Corp., 5.250%, 1/15/21 144A	2,500,000	2,531

Total		6,887

Finance (1.8%)
AerCap Ireland Capital, 4.625%, 10/30/20	1,050,000	1,075
AerCap Ireland Capital, 5.000%, 10/1/21	2,400,000	2,472
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.625%, 7/1/22	950,000	961
CIT Group, Inc., 5.000%, 8/15/22	1,215,000	1,248
CIT Group, Inc., 5.250%, 3/15/18	1,680,000	1,735
CIT Group, Inc., 5.375%, 5/15/20	515,000	539
CIT Group, Inc., 5.500%, 2/15/19 144A	815,000	852
Quicken Loans, Inc., 5.750%, 5/1/25 144A	3,275,000	3,119
RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 4/15/23	325,000	325

Total		12,326

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	135

High Yield Bond Portfolio

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Food & Beverage (3.6%)
Acosta, Inc., 7.750%, 10/1/22 144A	4,275,000	3,773
Aramark Services, Inc., 5.125%, 1/15/24 144A	100,000	102
Aramark Services, Inc., 5.750%, 3/15/20	4,585,000	4,742
Constellation Brands, Inc., 4.750%, 11/15/24	1,500,000	1,530
Dean Foods Co., 6.500%, 3/15/23 144A	1,525,000	1,586
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.875%, 5/1/21	3,000,000	2,880
Post Holdings, Inc., 7.750%, 3/15/24 144A	750,000	786
Post Holdings, Inc., 8.000%, 7/15/25 144A	2,525,000	2,676
Smithfield Foods, Inc., 5.875%, 8/1/21 144A	390,000	402
Smithfield Foods, Inc., 6.625%, 8/15/22	1,095,000	1,136
TreeHouse Foods, Inc., 4.875%, 3/15/22	425,000	405
US Foods, Inc., 8.500%, 6/30/19	4,850,000	4,995

Total		25,013

Gaming/Leisure/Lodging (4.1%)
Boyd Gaming Corp., 6.875%, 5/15/23	2,050,000	2,107
Chester Downs & Marina LLC/ Chester Downs Finance Corp., 9.250%, 2/1/20 144A	1,375,000	980
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/1/23	2,000,000	1,950
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	1,800,000	1,865
MGM Resorts International, 6.000%, 3/15/23	2,525,000	2,506
MGM Resorts International, 6.625%, 12/15/21	1,040,000	1,065
MGM Resorts International, 6.750%, 10/1/20	835,000	858
MGM Resorts International, 7.750%, 3/15/22	820,000	871
Mohegan Tribal Gaming Authority, 9.750%, 9/1/21	1,475,000	1,471
Penn National Gaming, Inc., 5.875%, 11/1/21	2,825,000	2,740
Pinnacle Entertainment, Inc., 7.500%, 4/15/21	2,625,000	2,737
Pinnacle Entertainment, Inc., 7.750%, 4/1/22	425,000	462

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 5/15/21 144A	3,865,000	3,855
Seminole Tribe of Florida, Inc., 7.804%, 10/1/20 144A	2,070,000	2,132
Station Casinos LLC, 7.500%, 3/1/21	2,450,000	2,499

Total		28,098

Health Care/Pharmaceuticals (0.2%)
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 5/15/19	1,475,000	1,357

Total		1,357

Healthcare (9.7%)
Air Medical Merger Sub Corp., 6.375%, 5/15/23 144A	2,350,000	2,091
AmSurg Corp., 5.625%, 7/15/22	2,850,000	2,821
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	805,000	809
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	1,185,000	1,124
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	715,000	712
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	2,615,000	2,635
Crimson Merger Sub, Inc., 6.625%, 5/15/22 144A	5,475,000	3,750
DaVita HealthCare Partners, Inc., 5.000%, 5/1/25	775,000	748
DaVita HealthCare Partners, Inc., 5.750%, 8/15/22	2,075,000	2,137
Emdeon, Inc., 6.000%, 2/15/21 144A	1,225,000	1,139
Emdeon, Inc., 11.000%, 12/31/19	1,300,000	1,355
Envision Healthcare Corp., 5.125%, 7/1/22 144A	3,330,000	3,263
HCA Holdings, Inc., 6.250%, 2/15/21	1,460,000	1,544
HCA, Inc., 4.250%, 10/15/19	900,000	918
HCA, Inc., 5.000%, 3/15/24	2,575,000	2,569
HCA, Inc., 5.375%, 2/1/25	2,250,000	2,222
HCA, Inc., 5.875%, 3/15/22	3,525,000	3,719
HCA, Inc., 5.875%, 5/1/23	2,020,000	2,071

	Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

	Healthcare continued
	HCA, Inc., 5.875%, 2/15/26	1,250,000	1,255
	HCA, Inc., 6.500%, 2/15/20	1,935,000	2,108
	Hill-Rom Holdings, Inc., 5.750%, 9/1/23 144A	1,025,000	1,046
	Hologic, Inc., 5.250%, 7/15/22 144A	950,000	969
	LifePoint Health, Inc., 5.500%, 12/1/21	2,390,000	2,432
	LifePoint Health, Inc., 5.875%, 12/1/23	250,000	254
	MEDNAX, Inc., 5.250%, 12/1/23 144A	425,000	427
	MPH Acquisition Holdings LLC, 6.625%, 4/1/22 144A	4,350,000	4,361
	Sterigenics-Nordion Holdings LLC, 6.500%, 5/15/23 144A	3,100,000	2,961
	Surgical Care Affiliates, Inc., 6.000%, 4/1/23 144A	2,200,000	2,145
	Team Health, Inc., 7.250%, 12/15/23 144A	1,700,000	1,760
	Teleflex, Inc., 5.250%, 6/15/24	1,750,000	1,741
	Tenet Healthcare Corp., 4.500%, 4/1/21	830,000	809
	Tenet Healthcare Corp., 5.000%, 3/1/19	655,000	604
	Tenet Healthcare Corp., 6.000%, 10/1/20	1,285,000	1,352
	Tenet Healthcare Corp., 6.750%, 2/1/20	1,045,000	993
	Tenet Healthcare Corp., 6.750%, 6/12/23	1,075,000	997
	Tenet Healthcare Corp., 8.125%, 4/1/22	2,805,000	2,798
	Truven Health Analytics, Inc., 10.625%, 6/1/20	2,100,000	2,111

	Total		66,750

	Insurance (0.7%)
(c)	Hub Holdings LLC/Hub Holdings Finance, Inc., 8.125%, 7/15/19 144A	485,000	454
	HUB International, Ltd., 7.875%, 10/1/21 144A	4,720,000	4,248

	Total		4,702

	Media (13.4%)
	Altice Financing SA, 6.625%, 2/15/23 144A	300,000	296
	AMC Networks, Inc., 7.750%, 7/15/21	2,200,000	2,310
	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/21	1,350,000	1,402
	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 9/1/23	1,000,000	1,025

The Accompanying Notes are an Integral Part of the Financial Statements.

136	High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Media continued
CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/24	3,050,000	3,134
CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 4/30/21	1,285,000	1,336
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	870,000	906
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25 144A	650,000	647
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/1/27 144A	425,000	423
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21 144A	2,460,000	2,214
Clear Channel International BV, 8.750%, 12/15/20 144A	800,000	796
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	4,275,000	4,168
Cumulus Media Holdings, Inc., 7.750%, 5/1/19	1,000,000	338
DISH DBS Corp., 5.000%, 3/15/23	1,110,000	963
DISH DBS Corp., 5.875%, 7/15/22	1,080,000	1,007
DISH DBS Corp., 5.875%, 11/15/24	900,000	801
DISH DBS Corp., 6.750%, 6/1/21	1,810,000	1,824
Expo Event Transco, Inc., 9.000%, 6/15/21 144A	2,400,000	2,280
Gray Television, Inc., 7.500%, 10/1/20	2,730,000	2,805
iHeartCommunications, Inc., 9.000%, 3/1/21	600,000	418
iHeartCommunications, Inc., 9.000%, 9/15/22	1,515,000	1,045
Intelsat Jackson Holdings SA, 5.500%, 8/1/23	2,800,000	2,198
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	2,225,000	1,418
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,115,000	976
Intelsat Luxembourg SA, 7.750%, 6/1/21	2,660,000	1,244
Lamar Media Corp., 5.875%, 2/1/22	2,600,000	2,730
LIN Television Corp., 5.875%, 11/15/22	2,000,000	1,990
LIN Television Corp., 6.375%, 1/15/21	840,000	880
Match Group, Inc., 6.750%, 12/15/22 144A	2,500,000	2,475
Neptune Finco Corp., 6.625%, 10/15/25 144A	1,250,000	1,300

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Media continued
Neptune Finco Corp., 10.125%, 1/15/23 144A	1,675,000	1,746
Neptune Finco Corp., 10.875%, 10/15/25 144A	3,150,000	3,300
Nexstar Broadcasting, Inc., 6.125%, 2/15/22 144A	1,625,000	1,593
Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/1/20	1,225,000	1,243
Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 4/15/22 144A	3,950,000	3,901
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/22	1,195,000	1,222
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/25	1,950,000	1,979
Radio One, Inc., 7.375%, 4/15/22 144A	1,525,000	1,357
Radio One, Inc., 9.250%, 2/15/20 144A	1,450,000	1,146
Sinclair Television Group, Inc., 5.375%, 4/1/21	1,370,000	1,373
Sinclair Television Group, Inc., 5.625%, 8/1/24 144A	450,000	438
Sinclair Television Group, Inc., 6.125%, 10/1/22	990,000	1,010
Sinclair Television Group, Inc., 6.375%, 11/1/21	550,000	567
Sirius XM Radio, Inc., 4.625%, 5/15/23 144A	550,000	539
Sirius XM Radio, Inc., 5.375%, 4/15/25 144A	1,100,000	1,107
Sirius XM Radio, Inc., 5.750%, 8/1/21 144A	1,045,000	1,076
Sirius XM Radio, Inc., 5.875%, 10/1/20 144A	1,180,000	1,236
Sirius XM Radio, Inc., 6.000%, 7/15/24 144A	2,185,000	2,283
Southern Graphics, Inc., 8.375%, 10/15/20 144A	2,375,000	2,387
TEGNA, Inc., 4.875%, 9/15/21 144A	195,000	195
TEGNA, Inc., 5.125%, 10/15/19	785,000	812
TEGNA, Inc., 5.125%, 7/15/20	980,000	1,017
TEGNA, Inc., 5.500%, 9/15/24 144A	195,000	195
TEGNA, Inc., 6.375%, 10/15/23	700,000	739
Time, Inc., 5.750%, 4/15/22 144A	750,000	686
Townsquare Media, Inc., 6.500%, 4/1/23 144A	1,650,000	1,510
Tribune Media Co., 5.875%, 7/15/22 144A	2,475,000	2,475
Unitymedia GmbH, 6.125%, 1/15/25 144A	3,250,000	3,211

	Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

	Media continued
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.000%, 1/15/25 144A	1,525,000	1,456
	Virgin Media Finance PLC, 5.750%, 1/15/25 144A	1,250,000	1,203
	Virgin Media Secured Finance PLC, 5.250%, 1/15/26 144A	3,175,000	3,088
	Ziggo Bond Finance BV, 5.875%, 1/15/25 144A	625,000	580

	Total		92,019

	Metals & Mining (0.6%)
	ArcelorMittal, 6.125%, 6/1/25	1,975,000	1,437
	Steel Dynamics, Inc., 5.125%, 10/1/21	620,000	573
	Steel Dynamics, Inc., 5.500%, 10/1/24	930,000	849
	Steel Dynamics, Inc., 6.125%, 8/15/19	540,000	544
	Steel Dynamics, Inc., 6.375%, 8/15/22	540,000	518

	Total		3,921

	Oil & Gas (0.5%)
	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/1/22	1,325,000	1,285
	Tesoro Corp., 5.125%, 4/1/24	1,725,000	1,716
	Tesoro Corp., 5.375%, 10/1/22	555,000	557

	Total		3,558

	Other Holdings (–%)
(d)*	General Motors Co. Escrow	610,000	—
(d)*	General Motors Co. Escrow	4,865,000	—

	Total		—

	Pharmaceuticals (3.6%)
	AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23 144A	500,000	440
	Endo Finance LLC/Endo, Ltd./Endo Finco, Inc., 6.000%, 2/1/25 144A	2,125,000	2,093
	Endo Finance LLC/Endo, Ltd./Endo Finco, Inc., 6.000%, 7/15/23 144A	2,100,000	2,090
	Grifols Worldwide Operations, Ltd., 5.250%, 4/1/22	2,800,000	2,814
	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 8/1/23 144A	5,025,000	4,899
	Mallinckrodt International Finance SA, 4.750%, 4/15/23	1,850,000	1,637

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	137

High Yield Bond Portfolio

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Pharmaceuticals continued
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.875%, 4/15/20 144A	325,000	313
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.500%, 4/15/25 144A	875,000	805
Mallinckrodt International Finance SA/Mallinckrodt CD LLC, 5.625%, 10/15/23 144A	850,000	808
Quintiles Transnational Corp., 4.875%, 5/15/23 144A	750,000	754
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20 144A	150,000	141
Valeant Pharmaceuticals International, Inc., 5.500%, 3/1/23 144A	2,075,000	1,826
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21 144A	655,000	603
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 144A	2,275,000	2,030
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 144A	3,550,000	3,168

Total		24,421

Pipelines (5.7%)
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 144A	1,500,000	1,035
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.000%, 12/15/20	1,175,000	864
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 3/1/22	1,290,000	897
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.250%, 4/1/23 144A	1,150,000	802
Energy Transfer Equity LP, 5.500%, 6/1/27	225,000	171
Energy Transfer Equity LP, 5.875%, 1/15/24	3,075,000	2,506
Energy Transfer Equity LP, 7.500%, 10/15/20	2,020,000	1,868
Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 5/1/21	850,000	722
Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 1/15/22	2,350,000	1,980

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Pipelines continued
Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 6/15/23 144A	650,000	530
Hiland Partners LP/Hiland Partners Finance Corp., 5.500%, 5/15/22 144A	1,050,000	1,008
Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 3/1/20	1,175,000	1,163
Kinder Morgan, Inc., 5.625%, 11/15/23 144A	625,000	571
MPLX LP, 4.875%, 12/1/24 144A	2,175,000	1,952
MPLX LP, 4.875%, 6/1/25 144A	1,075,000	962
Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/1/22	205,000	182
Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/1/20	1,310,000	1,280
Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/1/22	525,000	495
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/22	2,575,000	1,828
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 11/15/23 144A	975,000	692
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,650,000	1,518
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	1,755,000	1,540
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25 144A	700,000	592
Sabine Pass Liquefaction LLC, 6.250%, 3/15/22	2,285,000	2,114
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 6/1/24	3,075,000	2,475
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.750%, 3/1/25	275,000	223
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/22	2,030,000	1,502
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 7/1/21	750,000	638
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/23	175,000	135

	Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

	Pipelines continued
	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/1/22	547,000	472
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20	967,000	923
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	940,000	893
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/22 144A	1,125,000	1,066
	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/23	1,775,000	1,695
	Williams Partners LP/ACMP Finance Corp., 4.875%, 3/15/24	1,600,000	1,282
	Williams Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	890,000	842

	Total		39,418

	Services (1.0%)
	Garda World Security Corp., 7.250%, 11/15/21 144A	2,350,000	2,021
	Hearthside Group Holdings LLC/Hearthside Finance Co., 6.500%, 5/1/22 144A	3,175,000	2,937
	IHS, Inc., 5.000%, 11/1/22	2,100,000	2,126

	Total		7,084

	Technology (10.9%)
	Advanced Micro Devices, Inc., 7.000%, 7/1/24	2,505,000	1,628
	Audatex North America, Inc., 6.000%, 6/15/21 144A	2,190,000	2,206
	Audatex North America, Inc., 6.125%, 11/1/23 144A	1,105,000	1,112
	Blackboard, Inc., 7.750%, 11/15/19 144A	1,300,000	1,124
	Blue Coat Holdings, Inc., 8.375%, 6/1/23 144A	2,525,000	2,538
	BMC Software Finance, Inc., 8.125%, 7/15/21 144A	2,550,000	1,696
(c)	Boxer Parent Co., Inc., 9.000%, 10/15/19 144A	1,385,000	859
	CDW LLC/CDW Finance Corp., 5.500%, 12/1/24	2,425,000	2,540
	CDW LLC/CDW Finance Corp., 6.000%, 8/15/22	2,250,000	2,374
	CommScope Technologies Finance LLC, 6.000%, 6/15/25 144A	650,000	626

The Accompanying Notes are an Integral Part of the Financial Statements.

138	High Yield Bond Portfolio

High Yield Bond Portfolio

	Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

	Technology continued
	CommScope, Inc., 5.000%, 6/15/21 144A	460,000	441
	CommScope, Inc., 5.500%, 6/15/24 144A	3,825,000	3,634
	Corelogic, Inc., 7.250%, 6/1/21	1,675,000	1,742
	Ensemble S Merger Sub, Inc., 9.000%, 9/30/23 144A	2,275,000	2,198
	First Data Corp., 5.375%, 8/15/23 144A	3,275,000	3,291
	First Data Corp., 5.750%, 1/15/24 144A	4,325,000	4,260
	First Data Corp., 6.750%, 11/1/20 144A	1,185,000	1,243
	First Data Corp., 7.000%, 12/1/23 144A	700,000	700
	First Data Corp., 8.750%, 1/15/22 144A	1,407,000	1,470
(c)	Igloo Holdings Corp., 8.250%, 12/15/17 144A	3,625,000	3,625
(c)	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125%, 5/1/21 144A	5,760,000	4,162
	Infor US, Inc., 5.750%, 8/15/20 144A	350,000	353
	Infor US, Inc., 6.500%, 5/15/22 144A	3,325,000	2,810
	Interactive Data Corp., 5.875%, 4/15/19 144A	1,525,000	1,555
	Iron Mountain, Inc., 5.750%, 8/15/24	425,000	410
	Iron Mountain, Inc., 6.000%, 10/1/20 144A	975,000	1,029
	Italics Merger Sub, Inc., 7.125%, 7/15/23 144A	2,900,000	2,624
	Micron Technology, Inc., 5.250%, 8/1/23 144A	1,250,000	1,122
	Micron Technology, Inc., 5.250%, 1/15/24 144A	650,000	572
	Micron Technology, Inc., 5.500%, 2/1/25	225,000	196
	MSCI, Inc., 5.250%, 11/15/24 144A	500,000	507
	MSCI, Inc., 5.750%, 8/15/25 144A	1,100,000	1,127
	NCR Corp., 4.625%, 2/15/21	675,000	643
	NCR Corp., 5.000%, 7/15/22	635,000	616
	NCR Corp., 5.875%, 12/15/21	2,150,000	2,118

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Technology continued
NCR Corp., 6.375%, 12/15/23	520,000	512
Nuance Communications, Inc., 5.375%, 8/15/20 144A	2,500,000	2,503
Qorvo, Inc., 7.000%, 12/1/25 144A	1,775,000	1,828
Sabre GLBL, Inc., 5.250%, 11/15/23 144A	250,000	247
Sabre GLBL, Inc., 5.375%, 4/15/23 144A	1,775,000	1,766
Sensata Technologies BV, 5.000%, 10/1/25 144A	225,000	220
Sensata Technologies BV, 5.625%, 11/1/24 144A	1,900,000	1,943
Sensata Technologies UK Financing Co. PLC, 6.250%, 2/15/26 144A	425,000	442
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23 144A	1,375,000	1,420
VeriSign, Inc., 4.625%, 5/1/23	1,675,000	1,622
VeriSign, Inc., 5.250%, 4/1/25	350,000	352
Zebra Technologies Corp., 7.250%, 10/15/22	3,050,000	3,187

Total		75,193

Telecommunications (5.2%)
Altice SA, 7.625%, 2/15/25 144A	2,950,000	2,544
Altice SA, 7.750%, 5/15/22 144A	1,450,000	1,309
Altice US Finance I Corp., 5.375%, 7/15/23 144A	1,175,000	1,178
Altice US Finance II Corp., 7.750%, 7/15/25 144A	1,125,000	1,029
Digicel Group, Ltd., 7.125%, 4/1/22 144A	525,000	394
Digicel Group, Ltd., 8.250%, 9/30/20 144A	1,200,000	990
Digicel, Ltd., 6.000%, 4/15/21 144A	1,260,000	1,062
Level 3 Communications, Inc., 5.750%, 12/1/22	4,250,000	4,346
Level 3 Financing, Inc., 5.375%, 1/15/24 144A	250,000	251
Level 3 Financing, Inc., 5.375%, 5/1/25 144A	375,000	373
Numericable-SFR SAS, 6.000%, 5/15/22 144A	1,295,000	1,256
Numericable-SFR SAS, 6.250%, 5/15/24 144A	1,300,000	1,254

Bonds (97.6%)	Shares/ $ Par	Value $ (000’s)

Telecommunications continued
Sprint Capital Corp., 6.875%, 11/15/28	2,175,000	1,517
Sprint Communications, Inc., 6.000%, 11/15/22	1,675,000	1,181
Sprint Communications, Inc., 7.000%, 8/15/20	2,740,000	2,117
Sprint Corp., 7.125%, 6/15/24	650,000	469
Sprint Corp., 7.250%, 9/15/21	2,610,000	1,970
Sprint Corp., 7.875%, 9/15/23	1,965,000	1,476
T-Mobile USA, Inc., 6.000%, 3/1/23	775,000	785
T-Mobile USA, Inc., 6.125%, 1/15/22	575,000	591
T-Mobile USA, Inc., 6.250%, 4/1/21	2,740,000	2,822
T-Mobile USA, Inc., 6.375%, 3/1/25	1,035,000	1,045
T-Mobile USA, Inc., 6.500%, 1/15/26	1,250,000	1,262
T-Mobile USA, Inc., 6.542%, 4/28/20	1,045,000	1,089
T-Mobile USA, Inc., 6.625%, 11/15/20	1,410,000	1,466
T-Mobile USA, Inc., 6.625%, 4/1/23	1,000,000	1,020
T-Mobile USA, Inc., 6.633%, 4/28/21	785,000	814
T-Mobile USA, Inc., 6.731%, 4/28/22	365,000	380

Total		35,990

Transportation (0.5%)
The Hertz Corp., 5.875%, 10/15/20	420,000	433
The Hertz Corp., 6.250%, 10/15/22	3,050,000	3,157

Total		3,590

Total Bonds
(Cost: $728,839)		671,321

Total Investments (97.6%)
(Cost: $728,839)(a)		671,321

Other Assets, Less
Liabilities (2.4%)		16,803

Net Assets (100.0%)		688,124

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	139

High Yield Bond Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the value of these securities (in thousands) was $332,800 representing 48.3% of the net assets.

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $728,843 and the net unrealized depreciation of investments based on that cost was $57,522 which is comprised of $4,085 aggregate gross unrealized appreciation and $61,607 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(d)	Defaulted Security

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$671,321	$-
Total	$-	$671,321	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

140	High Yield Bond Portfolio

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$581 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on PIMCO’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

Market Overview

2015 began with a host of global central banks extending monetary easing. The U.S. Federal Reserve (the “Fed”) remained an outlier, as officials reiterated their desire to hike rates sometime later in the year, emphasizing the importance of incoming data. Some trends from 2014 lingered into the first quarter 2015, including generalized U.S. dollar strength, lower oil prices and lingering uncertainty.

During the second quarter, global deflation fears gradually receded, as oil prices firmed and the outlook for growth brightened, particularly for developed economies, and markets were captivated by events in Greece and China. Global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (“EM”) ended the quarter on a weaker note.

In the third quarter, negative headlines soured global risk sentiment and generated market volatility across assets. Rising concern over the outlook for Chinese growth drove down commodity prices, inflation expectations and EM assets. The subsequent rise in global financial market volatility drove developed market central banks to reiterate their commitment to accommodative policies, and convinced the Fed to postpone a rate hike at its September meeting.

The improving backdrop in the fourth quarter led the Fed to increase interest rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year end.

Portfolio Results

The Portfolio returned (2.22%) for the twelve months ended December 31, 2015. By comparison, the Portfolio’s benchmark, the Barclays® Global Credit Hedged USD Index returned (0.20%). The Portfolio’s custom benchmark, comprised of 1/3 each: Barclays® Global Aggregate - Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned (0.11%). (These Indices are unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Multisector Bond peer group was (2.61%) in 2015.

When compared to the Equal Weighted Composite Index, U.S. interest rate positioning, including duration, curve, and instrument selection, which was partially implemented through the use of interest rate swaps and futures, was the primary detractor from the Portfolio’s return during the period. An overweight to core European rates, partially implemented using futures, also detracted as rates rose, but this was partially offset by an overweight to European peripherals, particularly Italy and Spain. In spread sectors, security selection in high yield and EM external debt detracted from returns.

The primary contributors to performance during the period were sector selection within investment grade corporates and tactical exposure to non-Agency mortgages, as these securities outperformed. Positions in EM interest rates, including long positions in Russia and defensive positions in Brazil and Venezuela, which were all implemented through the use of credit default swaps, also contributed to returns.

Portfolio Manager Outlook

The following forward looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

Multi-Sector Bond Portfolio	141

Multi-Sector Bond Portfolio (unaudited)

We expect the world’s major economies to continue converging in 2016 while central bank policies diverge. In the U.S., our baseline view is above-trend economic growth of 2.0%–2.5% over the year with headline inflation of 1.5%–2.0%. With job growth expected to slow as the economy reaches full employment, personal spending is expected to be tied more closely to real wage gains, which should remain modest. We see the risks biased toward more Fed rate hikes than the two quarter-point increases the market currently prices in.

For the eurozone, we anticipate above-trend economic growth of about 1.5%. The European Central Bank’s quantitative easing measures will keep bank lending rates low across both core and peripheral countries, boosting loan growth. While net exports should benefit from the euro weakening to date, slower growth in the eurozone’s major trading partners may limit their contribution to growth.

Our outlook for China is little changed with expectations for growth at around 6% and headline inflation at about 2%. We still believe China possesses the “will and the wallet” to deal with the challenges of slower growth and pivot toward a service economy; however, the task is difficult and policy mistakes may occur along the way.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	Since Inception*
Multi-Sector Bond Portfolio	-2.22%	3.70%	5.26%
Barclays® Global Credit Hedged USD Index	-0.20%	4.64%	5.04%
1/3 each: Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	-0.11%	5.30%	5.97%
Morningstar® US Insurance Fund Multisector Bond Average	-2.61%	3.63%	–

*	Inception date of 4/30/07

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 4/30/07 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

142	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio (unaudited)

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Top 10 Fixed Income Holdings 12/31/15

Security Description	% of Net Assets
US Treasury, Various	4.3%
Barclays Bank PLC, Various	2.1%
Republic of Indonesia, Various	1.8%
Credit Agricole SA, Various	1.7%
Ally Financial, Inc., Various	1.4%
Navient Corp., Various	1.4%
UBS AG, Various	1.4%
United Mexican States, Various	1.3%
Intesa Sanpaolo SpA, Various	1.3%
CIT Group, Inc., Various	1.2%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio	143

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2015

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Autos & Vehicle Parts (0.8%)
	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	800,000	797
	General Motors Financial Co., Inc., 2.625%, 7/10/17	800,000	802
	General Motors Financial Co., Inc., 3.450%, 4/10/22	500,000	480
	Magna International, Inc., 3.625%, 6/15/24	700,000	684
(c)	Schaeffler Holding Finance BV, 6.250%, 11/15/19 144A	300,000	313
(c)	Schaeffler Holding Finance BV, 6.750%, 11/15/22 144A	400,000	430
	Volkswagen Group of America Finance LLC, 0.810%, 11/20/17 144A	200,000	192
	Volkswagen Group of America Finance LLC, 2.125%, 5/23/19 144A	200,000	190
	ZF North America Capital, Inc., 4.500%, 4/29/22 144A	400,000	391
	ZF North America Capital, Inc., 4.750%, 4/29/25 144A	300,000	286

	Total		4,565

	Banking (15.4%)
	Ally Financial, Inc., 3.250%, 2/13/18	1,500,000	1,492
	Ally Financial, Inc., 3.500%, 7/18/16	700,000	702
(b)	Ally Financial, Inc., 3.750%, 11/18/19	5,200,000	5,128
	Ally Financial, Inc., 5.125%, 9/30/24	800,000	819
	Banco Continental SA via Continental Senior Trustee II Cayman, Ltd., 5.750%, 1/18/17 144A	600,000	617
	Banco Santander Chile, 3.875%, 9/20/22 144A	1,000,000	995
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/9/22 144A	2,750,000	2,740
	Banco Votorantim SA, 5.250%, 2/11/16 144A	2,700,000	2,695
(k)	Bank of America Corp., 6.100%, 12/29/49	2,000,000	2,027
(k)	Barclays Bank PLC, 7.625%, 11/21/22	2,000,000	2,277
(k)	Barclays Bank PLC, 7.750%, 4/10/23	3,200,000	3,416

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
(b)	Barclays PLC, 2.875%, 6/8/20	5,200,000	5,189
(k)	BPCE SA, 4.000%, 4/15/24	2,000,000	2,055
	BPCE SA, 4.500%, 3/15/25 144A	1,600,000	1,535
	BPCE SA, 4.625%, 7/11/24 144A	1,600,000	1,557
	Cantor Fitzgerald LP, 6.500%, 6/17/22 144A	200,000	208
	Cantor Fitzgerald LP, 7.875%, 10/15/19 144A	1,500,000	1,646
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.000%, 12/29/49 144A	200,000	247
(b)	Credit Agricole SA, 8.125%, 9/19/33	6,500,000	7,164
	Credit Suisse AG, 6.500%, 8/8/23 144A	2,200,000	2,371
	Credit Suisse AG, 6.500%, 8/8/23	1,700,000	1,832
(k)	The Goldman Sachs Group, Inc., 3.750%, 5/22/25	2,700,000	2,718
	The Goldman Sachs Group, Inc., 3.850%, 7/8/24	1,000,000	1,020
	The Goldman Sachs Group, Inc., 4.000%, 3/3/24	400,000	411
	The Goldman Sachs Group, Inc., 5.750%, 1/24/22	400,000	455
	The Goldman Sachs Group, Inc., 7.500%, 2/15/19	400,000	458
	ING Bank NV, 5.800%, 9/25/23 144A	3,000,000	3,259
	Intesa Sanpaolo SPA, 2.375%, 1/13/17	800,000	803
	Intesa Sanpaolo SPA, 5.017%, 6/26/24 144A	1,900,000	1,869
	Intesa Sanpaolo SPA, 6.500%, 2/24/21 144A	4,100,000	4,651
	Jefferies Finance LLC/Jefferies Finance Co-Issuer Corp., 7.500%, 4/15/21 144A	500,000	440
(k)	JPMorgan Chase & Co., 7.900%, 4/29/49	2,200,000	2,240
	Macquarie Group, Ltd., 6.250%, 1/14/21 144A	300,000	335
(b)	Morgan Stanley, 4.000%, 7/23/25	3,600,000	3,707
	Morgan Stanley, 5.500%, 1/26/20	500,000	550

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Banking continued
	Morgan Stanley, 7.300%, 5/13/19	400,000	459
	The Royal Bank of Scotland PLC, 6.400%, 10/21/19	1,500,000	1,664
(b)	The Royal Bank of Scotland PLC, 9.500%, 3/16/22	3,200,000	3,458
	Societe Generale SA, 4.250%, 4/14/25 144A	400,000	377
(k)	UBS AG, 4.750%, 5/22/23	2,300,000	2,335
(k)	UBS AG, 7.250%, 2/22/22	2,700,000	2,817
(k)	UBS AG, 7.625%, 8/17/22	2,600,000	2,964
(k)	Wells Fargo & Co., 5.875%, 12/29/49	2,200,000	2,316
(k)	Wells Fargo & Co., 7.980%, 3/29/49	3,100,000	3,220

	Total		89,238

	Basic Materials (0.6%)
	Georgia-Pacific LLC, 8.875%, 5/15/31	200,000	280
	Hamilton College, 4.750%, 7/1/13	100,000	83
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.875%, 8/15/19	200,000	208
	Sappi Papier Holding GmbH, 7.750%, 7/15/17 144A	400,000	416
	Weyerhaeuser Co., 7.375%, 10/1/19	400,000	459
	Weyerhaeuser Co., 7.375%, 3/15/32	1,500,000	1,785

	Total		3,231

	Builders & Building Materials (0.4%)
	Associated Materials LLC/AMH New Finance, Inc., 9.125%, 11/1/17	400,000	276
	Cemex SAB de CV, 5.071%, 10/15/18 144A	900,000	880
	Cemex SAB de CV, 9.500%, 6/15/18 144A	1,300,000	1,388

	Total		2,544

	Chemicals (0.1%)
	Ashland, Inc., 3.875%, 4/15/18	500,000	510
	Solvay Finance America LLC, 4.450%, 12/3/25 144A	200,000	197

	Total		707

The Accompanying Notes are an Integral Part of the Financial Statements.

144	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Consumer Products & Retailing (0.4%)
	Altria Group, Inc., 10.200%, 2/6/39	418,000	686
	CVS Pass-Through Trust, 4.704%, 1/10/36 144A	473,976	479
	CVS Pass-Through Trust, 5.926%, 1/10/34 144A	812,140	892
	CVS Pass-Through Trust, 7.507%, 1/10/32 144A	86,566	102

	Total		2,159

	Electric Utilities (2.4%)
	The AES Corp., 8.000%, 6/1/20	300,000	330
(k)	Bruce Mansfield Unit 1 2007 Pass Through Trust, 6.850%, 6/1/34	2,027,081	2,036
	ContourGlobal Power Holdings SA, 7.125%, 6/1/19 144A	1,800,000	1,710
	Dynegy, Inc., 7.625%, 11/1/24	1,875,000	1,603
	Exelon Generation Co. LLC, 4.250%, 6/15/22	500,000	507
	FirstEnergy Corp., 7.375%, 11/15/31	800,000	974
(b)	NRG Energy, Inc., 7.625%, 1/15/18	3,400,000	3,544
	Puget Energy, Inc., 5.625%, 7/15/22	200,000	222
	SSE PLC, 5.625%, 9/29/49	1,600,000	1,667
	Terraform Global Operating LLC, 9.750%, 8/15/22 144A	1,800,000	1,436

	Total		14,029

	Energy (2.4%)
(k)	Borets Finance, Ltd., 7.625%, 9/26/18	2,700,000	2,187
	California Resources Corp., 5.000%, 1/15/20	161,000	57
	California Resources Corp., 5.500%, 9/15/21	552,000	174
	California Resources Corp., 6.000%, 11/15/24	92,000	28
(b)	California Resources Corp., 8.000%, 12/15/22 144A	2,155,000	1,134
	Chesapeake Energy Corp., 3.571%, 4/15/19	4,400,000	1,232
(k)	Harvest Operations Corp., 6.875%, 10/1/17	3,300,000	2,524
	Novatek OAO via Novatek Finance, Ltd., 4.422%, 12/13/22	1,690,000	1,494
	Novatek OAO via Novatek Finance, Ltd., 6.604%, 2/3/21	1,600,000	1,602

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Energy continued
	Odebrecht Drilling Norbe VIII/IX, Ltd., 6.350%, 6/30/21	2,669,000	1,028
	Petrofac, Ltd., 3.400%, 10/10/18 144A	100,000	95
	Pride International, Inc., 8.500%, 6/15/19	500,000	495
	Southwestern Energy Co., 3.300%, 1/23/18	100,000	82
	Southwestern Energy Co., 4.050%, 1/23/20	1,900,000	1,377
	Weatherford International, Ltd., 7.000%, 3/15/38	500,000	349

	Total		13,858

	Finance (5.3%)
(k)	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 2.750%, 5/15/17	3,300,000	3,279
	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.000%, 10/1/21	1,500,000	1,545
	Aviation Capital Group Corp., 3.875%, 9/27/16 144A	1,000,000	1,007
	CIT Group, Inc., 3.875%, 2/19/19	800,000	796
	CIT Group, Inc., 4.250%, 8/15/17	100,000	102
(k)	CIT Group, Inc., 5.250%, 3/15/18	2,700,000	2,788
(b)	CIT Group, Inc., 6.625%, 4/1/18 144A	3,300,000	3,481
	International Lease Finance Corp., 5.875%, 4/1/19	1,400,000	1,484
	International Lease Finance Corp., 6.750%, 9/1/16 144A	1,200,000	1,233
(k)	Navient Corp., 4.875%, 6/17/19	2,700,000	2,484
	Navient Corp., 6.250%, 1/25/16	907,000	909
(b)	Navient Corp., 8.450%, 6/15/18	4,500,000	4,736
	OneMain Financial Holdings, Inc., 6.750%, 12/15/19 144A	300,000	304
	OneMain Financial Holdings, Inc., 7.250%, 12/15/21 144A	600,000	602
	PHH Corp., 6.375%, 8/15/21	1,500,000	1,365
	PHH Corp., 7.375%, 9/1/19	1,700,000	1,685
	Springleaf Finance Corp., 5.750%, 9/15/16	300,000	304
	Springleaf Finance Corp., 6.500%, 9/15/17	700,000	714

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Finance continued
(k)	Springleaf Finance Corp., 6.900%, 12/15/17	2,200,000	2,277

	Total		31,095

	Gaming/Leisure/Lodging (1.5%)
(k)	MGM Resorts International, 7.625%, 1/15/17	3,300,000	3,440
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 3/1/25 144A	6,250,000	5,571

	Total		9,011

	Healthcare (1.1%)
	Boston Scientific Corp., 6.000%, 1/15/20	1,200,000	1,332
	CHS/Community Health Systems, Inc., 5.125%, 8/1/21	200,000	199
(k)	HCA, Inc., 4.750%, 5/1/23	2,655,000	2,628
(k)	HCA, Inc., 6.500%, 2/15/20	2,000,000	2,179
	Tenet Healthcare Corp., 4.500%, 4/1/21	300,000	293

	Total		6,631

	Industrials (0.6%)
	DP World, Ltd., 6.250%, 7/2/17	200,000	209
	DP World, Ltd., 6.850%, 7/2/37	500,000	492
(k)	General Electric Co., 4.100%, 12/29/49	2,723,000	2,716

	Total		3,417

	Insurance (0.5%)
(k)	AXA SA, 8.600%, 12/15/30	2,000,000	2,687
	The Doctors Co., 6.500%, 10/15/23 144A	300,000	322

	Total		3,009

	Media (0.8%)
	Altice Financing SA, 6.625%, 2/15/23 144A	200,000	197
(b)	DISH DBS Corp., 5.125%, 5/1/20	3,800,000	3,762
	Time Warner Cable, Inc., 5.875%, 11/15/40	300,000	284
	Time Warner Cable, Inc., 6.750%, 6/15/39	200,000	201
	Viacom, Inc., 5.850%, 9/1/43	100,000	90

	Total		4,534

	Metals & Mining (0.9%)
	AngloGold Ashanti Holdings PLC, 6.500%, 4/15/40	300,000	200
(k)	CONSOL Energy, Inc., 5.875%, 4/15/22	3,300,000	2,046

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	145

Multi-Sector Bond Portfolio

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Metals & Mining continued
	Glencore Finance Canada, Ltd., 2.700%, 10/25/17 144A	600,000	549
(k)	Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20	3,400,000	2,533

	Total		5,328

	Oil & Gas (0.2%)
	BG Energy Capital PLC, 6.500%, 11/30/72	700,000	738
	Reliance Holdings USA, Inc., 4.500%, 10/19/20	300,000	318

	Total		1,056

	Pharmaceuticals (0.3%)
	Amgen, Inc., 5.375%, 5/15/43	900,000	956
	Endo Finance LLC, 5.750%, 1/15/22 144A	300,000	291
	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.750%, 8/1/22 144A	400,000	384
	Pfizer, Inc., 5.800%, 8/12/23	200,000	234

	Total		1,865

	Pipelines (3.4%)
	Hiland Partners LP/Hiland Partners Finance Corp., 5.500%, 5/15/22 144A	100,000	96
	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/1/20 144A	100,000	101
(b)	Kinder Morgan Energy Partners LP, 6.550%, 9/15/40	2,382,000	2,025
	Kinder Morgan, Inc., 7.750%, 1/15/32	1,016,000	964
	Kinder Morgan, Inc., 8.250%, 2/15/16	100,000	101
	Midcontinent Express Pipeline LLC, 6.700%, 9/15/19 144A	1,700,000	1,589
	MPLX LP, 4.875%, 12/1/24 144A	600,000	538
	MPLX LP, 4.875%, 6/1/25 144A	700,000	626
	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/1/22	1,100,000	974
	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/1/20	300,000	293
	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/1/22	800,000	754

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Pipelines continued
	Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	920
	Rockies Express Pipeline LLC, 6.850%, 7/15/18 144A	4,200,000	4,116
	Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,100,000	1,012
	Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	100,000	88
	Sabine Pass Liquefaction LLC, 5.625%, 3/1/25 144A	4,900,000	4,147
	Sabine Pass Liquefaction LLC, 5.750%, 5/15/24	700,000	609
	Sabine Pass LNG LP, 7.500%, 11/30/16 144A	100,000	100
	Sabine Pass LNG LP, 7.500%, 11/30/16	100,000	100
(d)*	Selectica, 8.750%, 11/15/19	500,000	—
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/1/20	469,000	448
	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/22 144A	100,000	95
	The Williams Cos., Inc., 5.750%, 6/24/44	200,000	119
	The Williams Cos., Inc., 7.500%, 1/15/31	200,000	138

	Total		19,953

	Real Estate Investment Trusts (0.5%)
	Goodman Funding Pty., Ltd., 6.375%, 4/15/21 144A	1,000,000	1,135
	OMEGA Healthcare Investors, Inc., 4.500%, 1/15/25	100,000	98
	OMEGA Healthcare Investors, Inc., 4.950%, 4/1/24	100,000	101
	SL Green Realty Corp., 5.000%, 8/15/18	1,100,000	1,154
	Vonovia Finance BV, 5.000%, 10/2/23 144A	300,000	310

	Total		2,798

	Services (0.3%)
	QVC, Inc., 4.375%, 3/15/23	500,000	474
	QVC, Inc., 4.850%, 4/1/24	100,000	96
	QVC, Inc., 5.450%, 8/15/34	800,000	692
	QVC, Inc., 5.950%, 3/15/43	600,000	509

	Total		1,771

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Technology (0.5%)
	Alliance Data Systems Corp., 5.250%, 12/1/17 144A	600,000	606
	CommScope, Inc., 4.375%, 6/15/20 144A	100,000	101
	Fidelity National Information Services, Inc., 4.500%, 10/15/22	800,000	814
	Fidelity National Information Services, Inc., 5.000%, 10/15/25	700,000	719
	Flextronics International, Ltd., 4.625%, 2/15/20	200,000	207
	NXP BV/NXP Funding LLC, 3.500%, 9/15/16 144A	400,000	401

	Total		2,848

	Telecommunications (4.9%)
	American Tower Corp., 7.250%, 5/15/19	1,500,000	1,697
	AT&T, Inc., 3.400%, 5/15/25	1,000,000	961
	Deutsche Telekom International Finance BV, 8.750%, 6/15/30	700,000	971
	Digicel Group, Ltd., 8.250%, 9/30/20 144A	600,000	495
	Millicom International Cellular SA, 6.625%, 10/15/21 144A	200,000	185
	Numericable-SFR SAS, 4.875%, 5/15/19 144A	400,000	396
	Numericable-SFR SAS, 6.000%, 5/15/22 144A	900,000	873
	Numericable-SFR SAS, 6.250%, 5/15/24 144A	2,400,000	2,316
	Qwest Corp., 7.250%, 9/15/25	500,000	532
	Sprint Communications, Inc., 7.000%, 8/15/20	700,000	541
(b)	Sprint Corp., 7.125%, 6/15/24	2,700,000	1,947
(b)	Sprint Corp., 7.875%, 9/15/23	5,100,000	3,830
	Telecom Italia Capital SA, 7.721%, 6/4/38	1,500,000	1,564
	Telecom Italia SPA, 5.303%, 5/30/24 144A	2,500,000	2,469
	T-Mobile USA, Inc., 6.000%, 3/1/23	400,000	405
(k)	T-Mobile USA, Inc., 6.250%, 4/1/21	2,700,000	2,781
	T-Mobile USA, Inc., 6.542%, 4/28/20	600,000	625
	Verizon Communications, Inc., 4.522%, 9/15/48	100,000	89
	Verizon Communications, Inc., 4.672%, 3/15/55	2,150,000	1,867

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Corporate Bonds (44.4%)	Shares/ $ Par	Value $ (000’s)

	Telecommunications continued
(k)	Verizon Communications, Inc., 6.550%, 9/15/43	2,291,000	2,720
	Wind Acquisition Finance SA, 7.375%, 4/23/21 144A	1,000,000	945

	Total		28,209

	Transportation (0.8%)
	American Airlines Pass Through Trust, 3.700%, 10/1/26	565,095	565
	American Airlines Pass Through Trust, 5.250%, 1/31/21	135,969	144
	Asciano Finance, Ltd., 4.625%, 9/23/20 144A	500,000	505
	Asciano Finance, Ltd., 5.000%, 4/7/18 144A	800,000	824
	Continental Airlines Pass Through Trust, 4.750%, 1/12/21	76,807	81
	Continental Airlines Pass Through Trust, 7.250%, 11/10/19	216,156	244
	Lima Metro Line 2 Finance, Ltd., 5.875%, 7/5/34 144A	600,000	582
	United Airlines Pass Through Trust, 4.300%, 8/15/25	95,199	98
	US Airways Pass-Through Trust, 5.900%, 10/1/24	1,245,730	1,376
	Virgin Australia Trust, 5.000%, 10/23/23 144A	73,480	76

	Total		4,495

	Utilities (0.3%)
	Nakilat, Inc., 6.067%, 12/31/33	1,400,000	1,537

	Total		1,537

	Total Corporate Bonds
	(Cost: $272,695)		257,888

	Foreign Bonds (12.8%)	Shares/ Par

	Autos & Vehicle Parts (0.9%)
(f)	Schaeffler Finance BV, 3.250%, 5/15/25, EUR	1,700,000	1,796
(c),(f)	Schaeffler Holding Finance BV, 5.750%, 11/15/21, EUR	1,100,000	1,281
(f)	ZF North America Capital, Inc., 2.750%, 4/27/23, EUR	2,200,000	2,282

	Total		5,359

	Foreign Bonds (12.8%)	Shares/ Par	Value $ (000’s)

	Banking (2.5%)
(f)	Banca Monte dei Paschi di Siena SPA, 3.625%, 4/1/19, EUR	500,000	544
(f)	Banco Popolare SC, 3.500%, 3/14/19, EUR	300,000	334
(f)	Barclays Bank PLC, 14.00%, 11/29/49, GBP	800,000	1,523
(f)	HBOS PLC, 5.374%, 6/30/21, EUR	600,000	750
(f)	LBG Capital No.1 PLC, 7.869%, 8/25/20, GBP	800,000	1,197
(f)	LBG Capital No.2 PLC, 15.00%, 12/21/19, EUR	700,000	1,086
(f)	Lloyds Bank PLC, 7.625%, 4/22/25, GBP	1,200,000	2,262
(f)	Nationwide Building Society, 10.250%, 6/29/49, GBP	1,200,000	2,283
(f)	Novo Banco SA, 5.000%, 4/4/19, EUR	100,000	94
(f)	Novo Banco SA, 5.000%, 4/23/19, EUR	1,800,000	1,697
(f)	Novo Banco SA, 5.000%, 5/14/19, EUR	1,269,000	1,198
(f)	Novo Banco SA, 5.000%, 5/21/19, EUR	300,000	290
(f)	Novo Banco SA, 5.000%, 5/23/19, EUR	800,000	782
(f)	Novo Banco SA, 7.000%, 3/4/16, EUR	500,000	500

	Total		14,540

	Basic Materials (0.2%)
(f)	Crown European Holdings SA, 3.375%, 5/15/25, 144A EUR	500,000	508
(f)	OI European Group BV, 6.750%, 9/15/20, EUR	200,000	252
(f)	SIG Combibloc Holdings SCA, 7.750%, 2/15/23, EUR	400,000	453

	Total		1,213

	Builders & Building Materials (0.2%)
(f)	Cemex SAB de CV, 4.375%, 3/5/23, 144A EUR	1,400,000	1,373

	Total		1,373

	Consumer Products & Retailing (1.4%)
(e),(f)	Co-operative Group Holdings 2011, Ltd., 6.875%, 7/8/20, GBP	2,300,000	3,687
(e),(f)	Co-operative Group Holdings 2011, Ltd., 7.500%, 7/8/26, GBP	1,400,000	2,256
(f)	TeamSystem Holding SPA, 7.375%, 5/15/20, EUR	2,000,000	2,250

	Total		8,193

	Foreign Bonds (12.8%)	Shares/ Par	Value $ (000’s)

	Finance (0.1%)
(f)	Stonegate Pub Co. Financing PLC, 5.329%, 4/15/19, 144A GBP	100,000	147
(f)	Stonegate Pub Co. Financing PLC, 5.329%, 4/15/19, GBP	200,000	294

	Total		441

	Foreign Agencies (0.1%)
(f)	Banco Nacional de Desenvolvimento Economico e Social, 3.625%, 1/21/19, EUR	700,000	677

	Total		677

	Healthcare (0.5%)
(f)	Valeant Pharmaceuticals International, Inc., 4.500%, 5/15/23, EUR	2,900,000	2,734

	Total		2,734

	Insurance (1.7%)
(f)	CNP Assurances, 7.375%, 9/30/41, GBP	1,000,000	1,644
(f)	Credit Agricole Assurances SA, 4.250%, 1/29/49, EUR	2,700,000	2,784
(f)	La Mondiale SAM, 5.050%, 12/29/49, EUR	2,400,000	2,628
(f)	NN Group NV, 4.500%, 7/15/49, EUR	2,600,000	2,777

	Total		9,833

	Materials (0.3%)
(f)	Ineos Finance PLC, 4.000%, 5/1/23, 144A EUR	1,500,000	1,557

	Total		1,557

	Media (1.8%)
(f)	Altice Financing SA, 5.250%, 2/15/23, EUR	3,000,000	3,245
(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.500%, 1/15/27, EUR	100,000	100
(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.625%, 4/15/23, 144A EUR	240,000	275
(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.625%, 4/15/23, EUR	160,000	184

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	147

Multi-Sector Bond Portfolio

	Foreign Bonds (12.8%)	Shares/ Par	Value $ (000’s)

	Media continued
(f)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.750%, 1/15/23, EUR	81,000	93
(f)	UPCB Finance IV, Ltd., 4.000%, 1/15/27, EUR	350,000	358
(f)	Virgin Media Secured Finance PLC, 4.875%, 1/15/27, GBP	3,100,000	4,182
(f)	Virgin Media Secured Finance PLC, 5.125%, 1/15/25, 144A GBP	700,000	978
(f)	Ziggo Secured Finance BV, 3.750%, 1/15/25, EUR	1,100,000	1,106

	Total		10,521

	Structured Products (1.5%)
(f)	EMF-NL BV, 0.748%, 4/17/41, EUR	248,553	252
(f)	Enterprise Inns PLC, 6.875%, 5/9/25, GBP	1,000,000	1,504
(f)	Eurosail-NL BV, 1.448%, 10/17/40, EUR	168,843	182
(f)	Mitchells & Butlers Finance PLC, 1.033%, 12/15/30, GBP	79,283	105
(f)	Spirit Issuer PLC, 6.582%, 12/28/27, GBP	1,000,000	1,533
(f)	Tesco Property Finance 2 PLC, 6.052%, 10/13/39, GBP	1,277,402	1,765
(f)	Tesco Property Finance 6 PLC, 5.411%, 7/13/44, GBP	1,590,863	1,980
(f)	The Unique Pub Finance Co. PLC, 6.542%, 3/30/21, GBP	898,080	1,385

	Total		8,706

	Telecommunications (1.6%)
(f)	Altice Luxembourg SA, 7.250%, 5/15/22, EUR	200,000	203
(f)	Koninklijke KPN NV, 6.125%, 3/29/49, EUR	1,500,000	1,730
(f)	Numericable-SFR SAS, 5.375%, 5/15/22, EUR	100,000	111
(f)	Numericable-SFR SAS, 5.625%, 5/15/24, EUR	200,000	220
(f)	Orange SA, 5.000%, 10/29/49, EUR	3,100,000	3,356
(f)	Telenet Finance III Luxembourg SCA, 6.625%, 2/15/21, 144A EUR	100,000	112
(f)	Telenet Finance V Luxembourg SCA, 6.250%, 8/15/22, 144A EUR	100,000	117

	Foreign Bonds (12.8%)	Shares/ Par	Value $ (000’s)

	Telecommunications continued
(f)	Wind Acquisition Finance SA, 4.000%, 7/15/20, EUR	1,000,000	1,081
(f)	Wind Acquisition Finance SA, 7.000%, 4/23/21, EUR	1,900,000	2,039

	Total		8,969

	Total Foreign Bonds
	(Cost: $82,731)		74,116

	Governments (23.4%)	Shares/ $ Par

	Foreign Agencies (8.1%)
(b)	AK Transneft OJSC Via TransCapitalInvest, Ltd., 8.700%, 8/7/18	2,600,000	2,841
	Banco do Brasil SA, 3.875%, 10/10/22	3,094,000	2,351
	Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/19	1,000,000	978
	Corporacion Nacional del Cobre de Chile, 4.875%, 11/4/44 144A	1,900,000	1,518
	Dolphin Energy, Ltd., 5.500%, 12/15/21 144A	1,000,000	1,100
	DP World, Ltd., 6.850%, 7/2/37 144A	200,000	196
	Ecopetrol SA, 7.375%, 9/18/43	1,400,000	1,176
	Eksportfinans ASA, 2.375%, 5/25/16	1,900,000	1,901
	Eksportfinans ASA, 5.500%, 5/25/16	200,000	203
	Eksportfinans ASA, 5.500%, 6/26/17	100,000	104
(b)	Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/23	3,000,000	2,824
	Gazprom OAO Via Gaz Capital SA, 3.850%, 2/6/20	1,400,000	1,300
	Gazprom OAO Via Gaz Capital SA, 6.510%, 3/7/22	1,200,000	1,207
	Majapahit Holding BV, 7.250%, 6/28/17	100,000	106
	Majapahit Holding BV, 7.750%, 1/20/20 144A	900,000	1,007
	Majapahit Holding BV, 8.000%, 8/7/19 144A	700,000	784
	Nakilat, Inc., 6.267%, 12/31/33 144A	613,164	681
	Ooredoo International Finance, Ltd., 4.750%, 2/16/21 144A	1,300,000	1,425

	Governments (23.4%)	Shares/ Par	Value $ (000’s)

	Foreign Agencies continued
	Pertamina Persero PT, 4.300%, 5/20/23 144A	600,000	545
	Peru Enhanced Pass-Through Finance, Ltd., 0.000%, 5/31/18 144A	67,240	64
	Perusahaan Listrik Negara PT, 5.500%, 11/22/21 144A	600,000	611
	Petrobras Global Finance BV, 3.000%, 1/15/19	200,000	152
(b)	Petrobras Global Finance BV, 5.375%, 1/27/21	5,100,000	3,800
	Petrobras Global Finance BV, 5.750%, 1/20/20	300,000	236
	Petrobras Global Finance BV, 6.250%, 3/17/24	2,300,000	1,650
	Petrobras Global Finance BV, 6.850%, 6/5/2115	700,000	453
	Petroleos de Venezuela SA, 5.375%, 4/12/27	6,500,000	2,356
	Petroleos de Venezuela SA, 5.500%, 4/12/37	5,200,000	1,885
(k)	Petroleos Mexicanos, 5.625%, 1/23/46 144A	5,000,000	3,826
	Petroleos Mexicanos, 6.500%, 6/2/41	2,000,000	1,729
(k)	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 5.838%, 9/30/27 144A	3,500,000	3,850
(f)	Sberbank of Russia Via SB Capital SA, 3.352%, 11/15/19, EUR	3,100,000	3,304
	Sberbank of Russia Via SB Capital SA, 5.180%, 6/28/19	400,000	402
	Sberbank of Russia Via SB Capital SA, 5.717%, 6/16/21	200,000	197

	Total		46,762

	Foreign Governments (4.2%)
(f)	Autonomous Community of Catalonia, 4.750%, 6/4/18, EUR	500,000	571
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 1/1/17, BRL	3,344,000	805
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 1/1/21, BRL	650,000	131
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 1/1/23, BRL	47,000	9
(f)	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 1/1/25, BRL	3,600,000	651

The Accompanying Notes are an Integral Part of the Financial Statements.

148	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

	Governments (23.4%)	Shares/ Par	Value $ (000’s)

	Foreign Governments continued
(f)*	Heta Asset Resolution AG, 2.750%, 5/31/16, CHF	465,000	306
(f)*	Heta Asset Resolution AG, 4.250%, 10/31/16, EUR	1,600,000	1,165
(f)*	Heta Asset Resolution AG, 4.375%, 1/24/17, EUR	4,850,000	3,531
(f)	Indonesia Government International Bond, 3.375%, 7/30/25, 144A EUR	3,300,000	3,382
(f)	Italy Buoni Poliennali Del Tesoro, 3.750%, 9/1/24, EUR	5,500,000	7,093
(f)	Kingdom of Spain, 2.750%, 10/31/24, 144A EUR	5,700,000	6,758

	Total		24,402

	US Government (4.3%)
(b)	US Treasury, 0.250%, 2/29/16	6,300,000	6,300
(b)	US Treasury, 0.375%, 2/15/16	6,500,000	6,500
(b)	US Treasury, 0.375%, 3/15/16	5,000,000	5,001
(b)	US Treasury, 0.428%, 10/31/17	3,800,000	3,797
(b)	US Treasury Note, 0.375%, 1/31/16	3,400,000	3,400

	Total		24,997

	Yankee Sovereign (6.8%)
	Columbia Government International Bond, 5.000%, 6/15/45	2,300,000	1,920
	Costa Rica Government International Bond, 7.000%, 4/4/44	700,000	584
	Costa Rica Government International Bond, 7.158%, 3/12/45	500,000	419
	Dominican Republic International Bond, 6.850%, 1/27/45	900,000	848
	Dominican Republic International Bond, 7.450%, 4/30/44	400,000	403
	El Salvador Government International Bond, 7.625%, 2/1/41	900,000	762
	El Salvador Government International Bond, 7.650%, 6/15/35	300,000	256

	Governments (23.4%)	Shares/ Par	Value $ (000’s)

	Yankee Sovereign continued
(k)	Indonesia Government International Bond, 5.125%, 1/15/45	4,050,000	3,663
	Indonesia Government International Bond, 6.750%, 1/15/44	2,900,000	3,108
	Kazakhstan Government International Bond, 5.125%, 7/21/25	5,200,000	5,125
	Kazakhstan Government International Bond, 6.500%, 7/21/45	1,100,000	1,081
(f)	Mexico Government International Bond, 4.00%, 3/15/2115, EUR	700,000	635
(k)	Mexico Government International Bond, 4.600%, 1/23/46	5,800,000	5,133
	Mexico Government International Bond, 4.750%, 3/8/44	1,800,000	1,640
	Panama Government International Bond, 6.700%, 1/26/36	1,900,000	2,256
	Panama Government International Bond, 8.125%, 4/28/34	100,000	130
(f)	Romanian Government International Bond, 2.875%, 10/28/24, EUR	900,000	1,011
(f)	Romanian Government International Bond, 3.625%, 4/24/24, EUR	700,000	832
(k)	Turkey Government International Bond, 5.125%, 3/25/22	6,000,000	6,157
	Uruguay Government International Bond, 5.100%, 6/18/50	2,100,000	1,811
	Venezuela Government International Bond, 7.650%, 4/21/25	800,000	296
	Venezuela Government International Bond, 7.750%, 10/13/19	1,100,000	437
	Venezuela Government International Bond, 8.250%, 10/13/24	200,000	76
	Venezuela Government International Bond, 9.250%, 5/7/28	1,100,000	429
	Venezuela Government International Bond, 9.375%, 1/13/34	1,400,000	550

	Total		39,562

	Total Governments
	(Cost: $155,844)		135,724

Municipal Bonds (2.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds (2.4%)
Alameda County Joint Powers Authority, Series 2010-A, 7.046%, 12/1/44 RB	100,000	131
American Municipal Power, Inc., Series 2010-B, 7.834%, 2/15/41 RB	100,000	138
Bay Area Toll Authority, Series 2010-S1, 6.918%, 4/1/40 RB	200,000	264
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/30 RB	100,000	88
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 5.875%, 6/1/47 RB	900,000	776
Buckeye Tobacco Settlement Financing Authority, Series 2007-A2, 6.500%, 6/1/47 RB	300,000	277
City of Chicago IL, 7.375%, 1/1/33 GO	200,000	211
City of Chicago IL, 7.750%, 1/1/42 GO	1,300,000	1,316
City of Riverside CA Electric Revenue, Series 2010-A, 7.605%, 10/1/40 RB	200,000	276
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	382
Irvine Ranch Water District, Series 2010-B, 6.622%, 5/1/40 GO	100,000	128
Los Angeles County Public Works Financing Authority, Series 2010-B, 7.618%, 8/1/40 RB	200,000	280
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Series 2010-B, 6.568%, 7/1/37 RB	100,000	128
Metropolitan Transportation Authority, Series 2010-A2, 6.089%, 11/15/40 RB	500,000	634
Municipal Electric Authority of Georgia, 6.655%, 4/1/57 RB	200,000	237

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	149

Multi-Sector Bond Portfolio

Municipal Bonds (2.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
New York City Transitional Finance Authority Future Tax Secured Revenue, Series 2011-A1, 5.508%, 8/1/37 RB	300,000	366
New York State Urban Development Corp., Series 2009-E, 5.770%, 3/15/39 RB	100,000	120
Orange County Local Transportation Authority, Series 2010-A, 6.908%, 2/15/41 RB	200,000	271
Port Authority of New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	200,000	215
Port Authority of New York & New Jersey, Series 2010, 5.647%, 11/1/40 RB, GO OF AUTH	1,100,000	1,301
San Diego County Regional Airport Authority, Series 2010-C, 6.628%, 7/1/40 RB	100,000	114
San Diego Redevelopment Agency, Series 2010-A, 7.625%, 9/1/30 TRAN	100,000	117
State of California, Series 2010, 7.300%, 10/1/39 GO	200,000	280
State of California, Series 2010, 7.950%, 3/1/36 GO	1,100,000	1,316
Tobacco Settlement Finance Authority, Series 2007-A, 7.467%, 6/1/47 RB	1,155,000	998
Tobacco Settlement Financing Corp., Series 2007A, 6.706%, 6/1/46 RB	3,340,000	2,575
Triborough Bridge & Tunnel Authority, Series 2010-A2, 5.550%, 11/15/40 RB, GO OF AUTH	800,000	911
University of California Regents Medical Center, Series 2010-H, 6.548%, 5/15/48 RB	100,000	128

Total Municipal Bonds
(Cost: $12,173)		13,978

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products (4.9%)
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2, 1.217%, 1/25/35	78,938	73
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1, 1.322%, 12/25/34	94,900	85
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4, 1.397%, 7/25/35	100,000	84
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2, 1.422%, 3/25/35	276,828	254
Aircraft Certificate Owner Trust, Series 2003-1A, Class E, 7.001%, 9/20/22 144A	279,292	280
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.154%, 9/25/45	7,402	7
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1, 1.292%, 7/25/34	45,880	41
Asset Backed Securities Corp. Home Equity Loan Trust, Series WMC 2005-HE5, Class M4, 1.322%, 6/25/35	200,000	171
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE4, Class M1, 1.575%, 8/15/33	44,932	43
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A4, 5.558%, 6/10/49	85,136	87
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A4, 5.742%, 2/10/51	68,710	71
Banc of America Funding Trust, Series 2007-D, Class 1A4, 0.632%, 6/20/47	150,165	144
Banc of America Funding Trust, Series 2007-6, Class A1, 0.712%, 7/25/37	131,980	112

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Banc of America Funding Trust, Series 2005-H, Class 5A1, 2.870%, 11/20/35	245,822	218
Barclays Capital LLC, Series 2009-RR14, Class 2A2, 4.749%, 7/26/36 144A	78,235	63
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A, 2.844%, 7/25/34	21,984	22
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1, 4.193%, 11/25/36	324,587	233
Bear Stearns Asset Backed Securities I Trust, Series 07-AQ1, Class A1, 0.532%, 4/25/31	19,528	20
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2, 0.622%, 12/25/36	73,040	66
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A2, 0.622%, 4/25/37	397,984	392
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE11, Class M1, 0.852%, 11/25/35	100,000	97
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1, 1.672%, 8/25/37	330,852	302
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A, 0.912%, 7/25/35	59,892	59
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.000%, 9/25/37	12,009	12
Citigroup Mortgage Loan Trust, Series 2007-AHL1, Class A2C, 0.632%, 12/25/36	100,000	73
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA, 2.905%, 9/25/37	33,311	30
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A, 3.108%, 9/25/37	148,567	125

The Accompanying Notes are an Integral Part of the Financial Statements.

150	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M2, 1.142%, 9/25/35	300,000	283
Countrywide Alternative Loan Trust, Series 2007-0A3, Class 1A1, 0.361%, 4/25/47	70,042	59
Countrywide Alternative Loan Trust, Series 2006-OC9, Class A2A, 0.582%, 12/25/46	36,864	39
Countrywide Alternative Loan Trust, Series 2006-0A12, Class A1B, 0.592%, 9/20/46	46,811	41
Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 0.597%, 12/20/46	69,247	51
Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 0.612%, 7/20/46	20,440	15
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.743%, 11/20/35	15,126	12
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1, 1.737%, 1/25/36	38,615	35
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 2A, 3.167%, 7/25/46	20,861	17
Countrywide Alternative Loan Trust, Series 2003-19CB, Class 2A1, 4.500%, 9/25/18	4,344	4
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1, 5.269%, 5/25/36	31,551	27
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.500%, 1/25/36	488,853	442
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/35	45,563	46
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2, 6.000%, 5/25/37	411,113	332
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1, 6.500%, 8/25/32	32,607	33

	Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

	Structured Products continued
	Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3, 0.562%, 7/25/37	94,516	82
	Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A3, 0.592%, 5/25/37	464,191	430
	Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A2, 0.602%, 8/25/36	397,698	391
	Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3, 0.712%, 7/25/36	100,000	89
	Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3, 0.712%, 8/25/36	200,000	179
	Countrywide Asset-Backed Certificates, Series 2005-AB, Class 2A4, 0.772%, 3/25/36	107,610	101
	Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3, 0.772%, 4/25/36	102,699	101
	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6, 4.740%, 10/25/35	60,343	61
(e)	Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5, 4.942%, 7/25/36	100,000	80
	Countrywide Asset-Backed Certificates Trust, Series 2006-7, Class 2A3, 0.572%, 4/25/46	235,289	236
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A1, 1.217%, 4/25/46	58,921	33
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1X, 2.561%, 12/20/35	19,592	16
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1, 2.770%, 10/25/35	35,448	31
	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-9, Class A1, 6.000%, 5/25/36	304,613	280

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-16, Class 2A1, 6.500%, 11/25/36	42,473	38
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A4, 5.949%, 9/15/39	137,666	143
Dryden XXII Senior Loan Fund, Series 2011-22A, Class A1R, 1.490%, 1/15/22 144A	476,336	475
Federal National Mortgage Association, Series 2003-W6, Class F, 0.772%, 9/25/42	37,532	37
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.562%, 9/25/36	152,487	144
First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4, 0.572%, 7/25/36	35,929	34
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class A2B, 0.682%, 11/25/36	908,371	895
First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.000%, 10/25/20	11,831	12
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.750%, 5/25/37	570,802	476
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A4, 5.543%, 12/10/49	100,000	103
GSAA Home Equity Trust, Series 2006-4, Class 4A2, 0.652%, 3/25/36	17,406	16
GSAMP Trust, Series 2007-NC1, Class A2A, 0.472%, 12/25/46	21,007	11
GSAMP Trust, Series 2007-FM2, Class A2B, 0.512%, 1/25/37	252,876	151
GSAMP Trust, Series 2004-WF, Class M2, 2.072%, 10/25/34	113,290	105
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 2.793%, 9/25/35	24,246	24
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 2.835%, 3/25/47	29,206	25

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	151

Multi-Sector Bond Portfolio

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 2.869%, 1/25/36	6,135	6
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.000%, 2/25/36	240,813	194
HarborView Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.642%, 6/19/35	50,686	45
HarborView Mortgage Loan Trust, Series 2005-10, Class 2A1A, 0.712%, 11/19/35	23,019	19
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4, 0.762%, 4/25/37	500,000	281
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 0.672%, 3/25/35	17,919	15
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4, 0.812%, 11/25/35	300,000	211
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 0.662%, 7/25/35	4,298	4
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 0.722%, 7/25/35	23,516	20
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 5A1, 2.656%, 10/25/34	51,955	50
IXIS Real Estate Capital Trust, Series 2005-HE1, Class M3, 1.202%, 6/25/35	29,933	30
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 2.607%, 10/25/35	25,187	23
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1, 2.618%, 7/25/35	36,073	36
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1, 4.504%, 6/25/37	164,896	148
JP Morgan Resecuritization Trust, Series 2009-10, Class 4A1, 0.693%, 3/26/37 144A	131,687	129

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Lehman XS Trust, Series 2005-4, Class 1A3, 1.222%, 10/25/35	40,055	37
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1, 0.592%, 2/25/37	27,145	25
Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A3, 0.802%, 8/25/35	83,503	76
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1, 0.872%, 2/25/47	1,278,358	870
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1, 2.286%, 12/25/35	421,140	385
Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-1, Class 1A, 2.502%, 2/25/36	15,314	15
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 5.463%, 5/25/36	43,097	40
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE8, Class A2C, 0.562%, 10/25/36	86,868	48
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE5, Class A2C, 0.672%, 3/25/37	84,959	44
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE7, Class A2C, 0.742%, 11/25/35	39,956	39
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5, 1.412%, 6/25/35	300,000	269
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31, 5.439%, 2/12/44	10,822	11
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1, 1.322%, 7/25/32	16,525	16
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1, 1.772%, 2/25/33	57,770	55
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A1, 0.692%, 9/25/35	5,104	5

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 2.538%, 7/25/35	450,986	385
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1, 2.975%, 8/25/35	34,984	34
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M1, 0.922%, 7/25/35	100,000	99
People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2, 1.217%, 8/25/35	363,608	341
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1, 0.562%, 1/25/37	47,858	39
Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1, 0.612%, 8/25/36	21,020	16
Residential Accredit Loans, Inc., Series 2006-QA8, Class A1, 0.612%, 9/25/36	47,664	37
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 3.116%, 3/25/35	411,157	356
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.000%, 10/25/34	419,312	439
Residential Asset Mortgage Products, Series 2007-RP4, Class A, 0.571%, 11/25/46 144A	379,902	327
Residential Asset Mortgage Products, Series 2006-NC2, Class A2, 0.612%, 2/25/36	21,010	20
Residential Asset Mortgage Products, Series 2005-EFC4, Class M3, 0.902%, 9/25/35	300,000	269
Residential Asset Securities Corp., Series 2007-KS1, Class A3, 0.572%, 1/25/37	387,251	355
Residential Asset Securities Corp., Series 2007-KS3, Class AI4, 0.762%, 4/25/37	1,600,000	1,124

The Accompanying Notes are an Integral Part of the Financial Statements.

152	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Residential Asset Securities Corp., Series 06-EMX1, Class M1, 0.832%, 1/25/36	200,000	177
Rio Oil Finance Trust, 9.250%, 7/6/24 144A	2,400,000	1,776
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR5, Class A1B, 0.982%, 8/25/35	153,504	152
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2, 1.382%, 1/25/36	163,932	135
SLM Private Education Loan Trust, Series 2012-D, Class A1, 1.381%, 6/15/23 144A	12,737	13
SLM Private Education Loan Trust, Series 2011-B, Class A3, 2.581%, 6/16/42 144A	100,000	103
SLM Private Education Loan Trust, Series 2010-A, Class 1A, 3.200%, 5/16/44 144A	42,629	44
Soundview Home Loan Trust, Series 2006-3, Class A3, 0.582%, 11/25/36	526,192	447
Soundview Home Loan Trust, Series 2006-OPT2, Class A4, 0.702%, 5/25/36	200,000	159
Soundview Home Loan Trust, Series 2006-2, Class M2, 0.772%, 3/25/36	400,000	316
Soundview Home Loan Trust, Series 2005-3, Class M3, 1.247%, 6/25/35	289,016	261
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3, 1.397%, 12/25/35	579,260	515
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 0.742%, 10/25/35	133,567	110
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3, 0.572%, 9/25/36	53,144	42
Structured Asset Investment Loan Trust, Series 2005-5, Class M2, 1.112%, 6/25/35	100,000	98

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Structured Asset Investment Loan Trust, Series 2005-7, Class M2, 1.187%, 8/25/35	500,000	372
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1, 0.602%, 7/25/46	471,842	373
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2, 1.594%, 2/25/36	954,956	808
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC3, Class 2A2, 0.562%, 5/25/47	233,150	226
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, 0.592%, 12/25/36	714,923	613
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class A6, 0.632%, 2/25/37	201,388	178
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL2, Class M1, 0.792%, 4/25/36 144A	100,000	87
Structured Asset Securities Corp. Trust, Series 2005-1, Class 1A1, 0.772%, 2/25/35	68,170	64
Structured Asset Securitization Corp. Mortgage Pass Through Certificates, Series 2004-3, Class 4A1, 5.654%, 3/25/34	12,532	13
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1, 1.072%, 12/25/35	41,792	32
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A, 0.682%, 3/25/36 144A	2,712,519	2,451
Voya CLO III, Ltd., Series 2006-3A, Class A1, 0.567%, 12/13/20 144A	267,001	266
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A1A, 5.557%, 3/15/45	285,190	285

Structured Products (4.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
WaMu Mortgage Pass Through Certificates, Series 2006-AR2, Class 1A1, 2.337%, 3/25/36	540,584	511
WaMu Mortgage Pass Through Certificates, Series 2006-AR8, Class 2A1, 2.378%, 8/25/36	25,525	22
WaMu Mortgage Pass Through Certificates, Series 2002-AR19, Class A6, 2.453%, 2/25/33	3,095	3
WaMu Mortgage Pass Through Certificates, Series 2007-HY1, Class 3A1, 4.294%, 2/25/37	8,887	8
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 3A3, 6.008%, 10/25/36	51,912	43
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2, 0.957%, 4/25/47	658,658	484
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1, 2.768%, 7/25/37	137,240	116
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 2.645%, 7/25/36	404,039	379
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 1A1, 2.658%, 3/25/35	51,748	52
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 2.714%, 4/25/36	206,535	194
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 2.809%, 11/25/37	158,206	139

Total Structured Products
(Cost: $29,725)		28,453

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	153

Multi-Sector Bond Portfolio

Bank Loan Obligations (3.4%)	Shares/ $ Par	Value $ (000’s)

Bank Loan Obligations (3.4%)
Albertson’s Holdings LLC, 5.000%, 8/8/19	1,176,000	1,164
Avago Technologies Cayman, Ltd., 3.750%, 5/6/21	688,255	687
Charter Communications Operating LLC, 3.000%, 7/1/20	2,651,165	2,602
CommScope, Inc., 3.750%, 5/21/20	199,500	198
Crown Castle Operating Co., 3.000%, 1/31/21	1,359,864	1,347
CSC Holdings LLC, 2.500%, 4/17/20	1,098,666	1,093
Dell International, 4.000%, 4/29/20	3,954,874	3,926
Endo Luxembourg Finance, 3.750%, 6/11/22	1,200,000	1,182
Fortescue Metals Group, 3.750%, 6/30/19	994,911	740
Grifols Worldwide Operations USA, Inc., 3.000%, 3/27/21	687,750	680

	Bank Loan Obligations (3.4%)	Shares/ Par	Value $ (000’s)

	Bank Loan Obligations continued
	Hilton Worldwide Finance LLC, 3.500%, 10/25/20	1,460,960	1,457
	Intelsat Jackson Holdings SA, 3.750%, 6/30/19	100,000	94
	Las Vegas Sands LLC, 3.250%, 12/19/20	494,700	488
	MGM Resorts International, 3.500%, 12/20/19	494,898	488
	NRG Energy, Inc., 2.750%, 7/1/18	866,536	843
	Rise, Ltd., 4.750%, 2/15/39	708,333	703
	Valeant Pharmaceuticals International, Inc., 3.750%, 8/5/20	997,000	957
(f)	Ziggo BV, 3.500%, 1/15/22 EUR	1,000,000	1,065

	Total Bank Loan Obligations
	(Cost: $20,243)		19,714

	Short-Term Investments (10.7%)	Shares/ $ Par	Value $ (000’s)

	Governments (10.7%)
(b)	US Treasury, 0.003%, 1/7/16	21,021,000	21,021
(b)	US Treasury, 0.005%, 1/14/16	1,300,000	1,300
(b)	US Treasury, 0.006%, 1/21/16	39,900,000	39,898

	Total Short-Term Investments
	(Cost: $62,216)		62,219

	Total Investments (102.0%)
	(Cost: $635,627)(a)		592,092

	Other Assets, Less
	Liabilities (-2.0%)		(11,458)

	Net Assets (100.0%)		580,634

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the value of these securities (in thousands) was $109,956 representing 18.9% of the net assets.

GO — General Obligation

RB — Revenue Bond

TRAN — Tax Allocation Bond

AUD — Australian Dollar

BRL — Brazilian Real

CHF — Swiss Franc

CNY — China Yuan Renminbi

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican New Peso

MYR — Malaysian Ringgit

SGD — Singapore Dollar

THB — Thai Baht

TWD — Taiwan New Dollar

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $635,561 and the net unrealized depreciation of investments based on that cost was $43,469 which is comprised of $5,353 aggregate gross unrealized appreciation and $48,822 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

154	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Euro Bund Future (Short) (Total Notional Value at December 31, 2015, $15,642)	92	3/16	$220
Euro Buxl Future (Long) (Total Notional Value at December 31, 2015, $977)	6	3/16	(19)
Euro-Bobl Future Medium-Term (Long) (Total Notional Value at December 31, 2015, $23,157)	166	3/16	(173)
US Five Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2015, $29,388)	248	3/16	(45)
US Ten Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2015, $47,354)	375	3/16	(139)
US Two Year Treasury Note Futures (Long) (Total Notional Value at December 31, 2015, $21,752)	100	3/16	(28)
US Ultra Long Treasury Bond Futures (Long) (Total Notional Value at December 31, 2015, $7,430)	47	3/16	28

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2015.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000’s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Citibank NA	AUD	4,030	2,936	1/16	$4	$-	$4
Buy	BNP Paribas	BRL	18,227	4,607	1/16	-	(58)	(58)
Sell	Bank of America NA	BRL	11,527	2,914	1/16	110	-	110
Sell	BNP Paribas	BRL	6,700	1,693	1/16	80	-	80
Sell	BNP Paribas	BRL	18,227	4,607	2/16	12	-	12
Sell	Citibank NA	CHF	337	337	1/16	-	(8)	(8)
Sell	HSBC Bank USA NA	CNY	37,586	5,777	1/16	39	-	39
Buy	Bank of America NA	EUR	63,483	69,000	1/16	-	(756)	(756)
Buy	Citibank NA	EUR	1,711	1,860	1/16	44	-	44
Buy	Goldman Sachs International	EUR	1,969	2,140	1/16	47	-	47
Sell	Citibank NA	EUR	6,148	6,682	1/16	-	(34)	(34)
Sell	Goldman Sachs International	EUR	365	397	1/16	3	-	3
Sell	HSBC Bank USA NA	EUR	60,650	65,920	1/16	-	(1,287)	(1,287)
Sell	Bank of America NA	EUR	63,483	69,049	2/16	756	-	756
Buy	Bank of America NA	GBP	3,756	5,537	1/16	-	(124)	(124)
Buy	JP Morgan Chase Bank NA	GBP	20,302	29,929	1/16	-	(198)	(198)
Sell	Bank of America NA	GBP	310	457	1/16	11	-	11
Sell	Citibank NA	GBP	23,615	34,813	1/16	864	-	864
Sell	UBS AG	GBP	133	196	1/16	5	-	5
Sell	JP Morgan Chase Bank NA	GBP	20,302	29,931	2/16	197	-	197
Buy	JP Morgan Chase Bank NA	JPY	715,600	5,954	1/16	40	-	40
Sell	Goldman Sachs International	JPY	715,600	5,954	1/16	-	(152)	(152)
Sell	JP Morgan Chase Bank NA	JPY	715,600	5,594	2/16	-	(37)	(37)
Sell	Goldman Sachs International	KRW	3,388,562	2,890	1/16	18	-	18
Sell	Goldman Sachs International	MXN	48,661	2,823	3/16	14	-	14
Sell	Goldman Sachs International	MYR	12,199	2,837	1/16	71	-	71
Sell	Goldman Sachs International	SGD	4,069	2,864	2/16	44	-	44
Sell	HSBC Bank USA NA	THB	104,576	2,906	2/16	2	-	2
Sell	Goldman Sachs International	TWD	95,353	2,903	2/16	5	-	5

						$2,366	$(2,654)	$(288)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	155

Multi-Sector Bond Portfolio

(j)	Swap agreements outstanding on December 31, 2015.

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)		Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Alcoa, Inc., 5.72%, 2/23/19	BNP Paribas	1.00%	6/21	4.172%	300	USD	$(17)	$(27)	$(44)
Chesapeake Energy Corp., 6.625%, 8/15/20	Goldman Sachs International	5.00%	6/20	44.776%	2,200	USD	76	(1,615)	(1,539)
Federal Republic of Brazil, 12.25%, 3/6/30	Barclays Bank PLC	1.00%	9/21	5.041%	1,200	USD	(32)	(197)	(229)
Federal Republic of Brazil, 12.25%, 3/6/30	Citibank NA	1.00%	9/21	5.041%	300	USD	(8)	(49)	(57)
Federal Republic of Brazil, 12.25%, 3/6/30	Goldman Sachs International	1.00%	9/21	5.041%	400	USD	(11)	(65)	(76)
Federal Republic of Brazil, 12.25%, 3/6/30	HSBC Bank USA	1.00%	9/22	5.181%	1,200	USD	(56)	(210)	(266)
Federal Republic of Brazil, 4.25%, 1/7/25	Barclays Bank PLC	1.00%	6/20	4.739%	9,300	USD	(496)	(863)	(1,359)
Federal Republic of Brazil, 4.25%, 1/7/25	Goldman Sachs International	1.00%	6/20	4.739%	400	USD	(21)	(37)	(58)
Federal Republic of Brazil, 4.25%, 1/7/25	HSBC Bank USA NA	1.00%	6/20	4.739%	1,500	USD	(79)	(141)	(220)
Federal Republic of Brazil, 4.25%, 1/7/25	JP Morgan Chase Bank NA	1.00%	6/20	4.739%	900	USD	(47)	(84)	(131)
Federative Republic of Brazil, 4.25%, 1/7/25	HSBC Bank USA NA	1.00%	9/20	4.823%	200	USD	(13)	(18)	(31)
Freeport-Mcmoran, Inc., 3.55%, 3/1/22	BNP Paribas	1.00%	9/20	12.721%	100	USD	(15)	(21)	(36)
Freeport-Mcmoran, Inc., 3.55%, 3/1/22	Citibank NA	1.00%	9/20	12.721%	2,500	USD	(406)	(492)	(898)
Freeport-Mcmoran, Inc., 3.55%, 3/1/22	Goldman Sachs International	1.00%	9/20	12.721%	200	USD	(38)	(34)	(72)
Freeport-Mcmoran, Inc., 3.55%, 3/1/22	Morgan Stanley Capital Services	1.00%	9/20	12.721%	100	USD	(15)	(21)	(36)
Glencore Finance Europe SA, 6.50%, 2/27/19	Goldman Sachs International	1.00%	9/20	7.961%	600	EUR	(60)	(102)	(162)
Glencore Finance Europe SA, 6.50%, 2/27/19	JP Morgan Chase Bank NA	1.00%	9/20	7.961%	200	EUR	(22)	(33)	(55)
Glencore Finance Europe SA, 6.50%, 2/27/19	JP Morgan Chase Bank NA	1.00%	9/20	7.961%	1,100	EUR	(113)	(185)	(298)
Glencore Finance Europe SA, 6.50%, 2/27/19	Morgan Stanley Capital Services	1.00%	9/20	7.961%	1,100	EUR	(112)	(185)	(297)
Hellenic Republic, 3.00%, 2/24/24	Goldman Sachs International	1.00%	6/16	9.669%	1,400	USD	(125)	15	(110)
Kingdom of Saudi Arabia, 1.00%, 12/20/20	Barclays Bank PLC	1.00%	12/20	1.526%	1,000	USD	(25)	1	(24)
Republic of Peru, 8.75%, 11/21/33	Barclays Bank PLC	1.00%	3/23	2.190%	1,100	USD	(22)	(61)	(83)
Republic of Venezuela, 9.25%, 9/15/27	BNP Paribas	5.00%	9/20	61.331%	300	USD	(188)	(6)	(194)
Republic of Venezuela, 9.25%, 9/15/27	Citibank NA	5.00%	6/20	61.978%	5,900	USD	(2,912)	(819)	(3,731)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA NA	5.00%	6/17	77.651%	200	USD	(7)	(102)	(109)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA NA	5.00%	9/17	75.780%	120	USD	(7)	(61)	(68)
Republic of Venezuela, 9.25%, 9/15/27	HSBC Bank USA NA	5.00%	6/20	61.978%	100	USD	(51)	(13)	(64)
Russian Federation, 7.50%, 3/31/30	Barclays Bank PLC	1.00%	6/20	2.937%	1,400	USD	(115)	5	(110)
Russian Federation, 7.50%, 3/31/30	Barclays Bank PLC	1.00%	12/20	3.062%	2,100	USD	(225)	31	(194)
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	6/20	2.937%	700	USD	(58)	3	(55)
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	9/20	3.003%	400	USD	(40)	6	(34)

The Accompanying Notes are an Integral Part of the Financial Statements.

156	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)		Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	9/20	3.003%	900	USD	$(81)	$4	$(77)
Russian Federation, 7.50%, 3/31/30	JP Morgan Chase Bank NA	1.00%	9/20	3.003%	1,500	USD	(152)	24	(128)
Russian Federation, 7.50%, 3/31/30	JP Morgan Chase Bank NA	1.00%	12/20	3.062%	2,300	USD	(253)	41	(212)
RWE AG, 5.75%, 2/14/33	Barclays Bank PLC	1.00%	3/22	1.442%	800	EUR	—	(23)	(23)
RWE AG, 5.75%, 2/14/33	JP Morgan Chase Bank NA	1.00%	3/22	1.442%	400	EUR	1	(12)	(11)
RWE AG, 5.75%, 2/14/33	Morgan Stanley Capital Services	1.00%	3/22	1.442%	100	EUR	1	(3)	(2)
Sprint Communications, Inc., 8.375%, 8/15/17	Citibank NA	5.00%	12/19	10.053%	300	USD	12	(57)	(45)
Teck Resources, Ltd., 3.15%, 1/15/17	BNP Paribas	1.00%	3/19	16.234%	800	USD	(15)	(277)	(292)
United Mexican States, 5.95%, 3/19/19	BNP Paribas	1.00%	12/22	1.995%	1,500	USD	(68)	(24)	(92)
United Mexican States, 5.95%, 3/19/19	JP Morgan Chase Bank NA	1.00%	12/22	1.995%	3,800	USD	(179)	(56)	(235)
Valeant Pharmaceuticals, 6.875%, 12/1/18	Goldman Sachs International	5.00%	6/16	1.417%	200	USD	—	2	2
Volkswagen International Finance Nv, 5.375%, 5/22/18	Citigroup Financial Products	1.00%	12/20	1.520%	2,200	EUR	(178)	119	(59)
Volkswagen International Finance Nv, 5.375%, 5/22/18	Morgan Stanley Capital Services	1.00%	12/20	1.520%	1,200	EUR	(128)	96	(32)

							$(6,300)	$(5,546)	$(11,846)

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
6-Month Australian Bank Bill	3.00%	12/20	3,400	AUD	$(5)

					$(5)

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
3-Month USD-LIBOR	1.75%	12/18	13,300	USD	$(82)
6-Month GBP-LIBOR	2.00%	3/26	200	GBP	(1)
6-Month GBP-LIBOR	1.75%	3/21	4,700	GBP	60

					$(23)

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Unrealized Appreciation/ (Depreciation) (000’s)
iTraxx Europe	1.00%	12/20	0.771%	37,000	EUR	$(68)

						$(68)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	157

Multi-Sector Bond Portfolio

(k)	Cash or securities with an aggregate value of $92,319 (in thousands) has been pledged as collateral for swap contracts outstanding on December 31, 2015.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$19,011	$703
Governments	-	135,724	-
Foreign Bonds	-	74,116	-
Municipal Bonds	-	13,978	-
Corporate Bonds	-	257,888	-
Structured Products	-	28,173	280
Short-Term Investments	-	62,219	-
Other Financial Instruments^
Futures	248	-	-
Forward Currency Contracts	-	2,366	-
Interest Rate Swaps	-	61	-
Credit Default Swaps	-	347	-
Total Assets:	$248	$593,883	$983
Liabilities:
Other Financial Instruments^
Futures	$(404)	$-	$-
Forward Currency Contracts	-	(2,654)	-
Interest Rate Swaps	-	(87)	-
Credit Default Swaps	-	(5,959)	-
Total Liabilities:	$(404)	$(8,700)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

For the period ended December 31, 2015, there were transfers from Level 3 to Level 2 in the amount of $808 (in thousands). These transfers were the result of an increase in the quantity of observable inputs for securities that were previously priced by a third party vendor utilizing a broker quote.

The Accompanying Notes are an Integral Part of the Financial Statements.

158	Multi-Sector Bond Portfolio

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.2 billion

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of the Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

Market Overview

The year began with optimism, but equity markets experienced volatility during the second half of the year. A sharp drawdown in commodity prices, a selloff in Chinese equities, and the Federal Reserve’s policy shift toward higher short-term interest rates were themes that weighed on equities during the second half of the year. U.S. growth remained solid relative to the rest of the developing world, as steady employment gains and declining energy prices helped consumer spending. However, the U.S. economy also decelerated in the second half of the year, as corporate profits were flat, and manufacturing activity slowed due to a modest inventory overhang. In that environment, large cap stocks posted a modest gain, while small- and mid- sized companies declined. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 1.38%, (2.18%), and (1.97%), respectively.

Interest rates generally finished the year slightly higher. Investors favored bonds with lower amounts of credit and interest rate risk, as the Barclays U.S. Gov/Credit 1-3 Year Index returned 0.65%. Generally, lower-quality and longer-term bonds performed poorly, as credit conditions tightened and long-term interest rates rose. The Barclays® Long Term Treasury Index returned (1.21%), while the Barclays® Corporate U.S. High Yield Index returned (4.47%). Overall, the broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a return of only 0.55% for 2015.

Portfolio Results

The Portfolio returned (0.12%) for the twelve months ended December 31, 2015, trailing the 1.38% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio slightly underperformed the Balanced Portfolio Blended Composite Benchmark return of (0.09%). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio held its value better than the Mixed-Asset Target Allocation Moderate Funds peer group, which had an average return of (1.42%) in 2015, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

Overall, asset allocation decisions were a minor detractor from relative performance. The return difference between asset classes was very low during 2015, while equities experienced a prolonged stretch of sideways performance. The narrow differences in asset class returns meant tactical asset allocation decisions had a very minor impact on performance.

After a very calm first half of the year, where equities and fixed income returns were nearly identical, the Portfolio’s allocation effects were neutral. The Portfolio’s overall allocation results became negative for the year during the more volatile second half of the year, as the Portfolio was underweight equities during the fourth quarter seasonal rally. The Portfolio’s preference for large caps over small caps was positive for performance during the year, as was an overweight to Japan in the first half of the year and an overweight to India.

The Portfolio benefited during the year from the relative performance of the Portfolio’s Underlying Portfolios, as many of the Underlying Portfolios outperformed their respective benchmarks.

During the year, equity futures contracts and fixed income futures contracts were used for cash management purposes. The Portfolio’s use of futures did not have a significant effect on the Portfolio’s relative results during 2015.

Portfolio Manager Outlook

As we enter 2016, we expect further volatility in global equity markets, and we will begin the year with an underweight to equities.

Balanced Portfolio	159

Balanced Portfolio (unaudited)

Despite the near term turbulence, we think that the outlook has already been established. We believe trends in the global macro backdrop and corporate earnings are already in place. The global economy is slowing and has been for some time. This in turn has put pressure on corporate earnings. We see corporate profitability weakening and expect equities to struggle until the earnings cycle bottoms.

We are watching the energy space closely. If oil prices were to rebound, we could see the down side pressure on the earnings for cyclical sectors abate and could see equity markets recover. Otherwise, if oil prices stay low during the year, we think that earnings will continue to be weak, which could put upward pressure on defaults and would have further negative effects on financial markets. While we believe the economic activity is slowing, we don’t see a recession in the near term.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Balanced Portfolio	-0.12%	5.77%	5.01%
S&P 500® Index	1.38%	12.57%	7.31%
Barclays® U.S. Aggregate Index	0.55%	3.25%	4.51%
Balanced Portfolio Blended Composite Benchmark	-0.09%	6.89%	6.03%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	-1.42%	6.11%	5.27%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

160	Balanced Portfolio

Balanced Portfolio (unaudited)

Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	41.1%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	6.3%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6.3%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	5.6%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.1%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.0%
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	3.1%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3.1%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	3.1%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	3.1%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio	161

Balanced Portfolio

Schedule of Investments

December 31, 2015

	Investment Companies (93.4%)	Shares/ $ Par	Value $ (000’s)

	Domestic Equity (35.0%)
	iShares Russell Mid-Cap ETF	40,900	6,557
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	49,053,240	69,361
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	44,058,195	68,643
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	25,933,311	69,449
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	49,511,166	138,928
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	67,410,307	69,365
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	45,017,349	69,417
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	70,513,394	69,526
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	29,099,080	90,382
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	57,201,048	88,033
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	8,511,976	20,199
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	8,517,417	17,921

	Total		777,781

	Fixed Income (47.2%)
	iShares iBoxx $ High Yield Corporate Bond ETF	140,000	11,281
(q)	Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	183,751,885	124,768
(q)	Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	730,651,680	912,584

	Total		1,048,633

	Foreign Equity (11.2%)
	iShares MSCI EAFE ETF	5,000	294
	iShares MSCI India ETF	370,000	10,175
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Portfolio	10,353,901	8,335
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	39,534,549	63,729
(q)	Northwestern Mutual Series Fund, Inc., International Growth Portfolio	13,754,459	17,867

	Investment Companies (93.4%)	Shares/ $ Par	Value $ (000’s)

	Foreign Equity continued
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	164,892,334	140,818
	Vanguard FTSE Developed Markets ETF	171,615	6,302

	Total		247,520

	Total Investment Companies (Cost: $2,062,398)		2,073,934

	Short-Term Investments (5.2%)
	Federal Government & Agencies (5.2%)
	Federal Home Loan Bank, 0.100%, 1/4/16	17,000,000	17,000
	Federal Home Loan Bank, 0.130%, 1/29/16	10,000,000	9,999
(b)	Federal Home Loan Bank, 0.130%, 2/8/16	3,000,000	2,999
	Federal Home Loan Bank, 0.170%, 1/27/16	9,000,000	8,999
	Federal Home Loan Bank, 0.230%, 2/17/16	5,000,000	4,998
	Federal Home Loan Bank, 0.230%, 2/19/16	9,000,000	8,997
	Federal Home Loan Bank, 0.300%, 2/5/16	5,000,000	4,999
	Federal Home Loan Bank, 0.310%, 1/28/16	2,500,000	2,500
	Federal Home Loan Bank, 0.310%, 2/22/16	1,000,000	1,000
	Federal Home Loan Bank, 0.310%, 3/14/16	5,000,000	4,997
	Federal Home Loan Bank, 0.330%, 4/27/16	10,000,000	9,989
	Federal Home Loan Bank, 0.350%, 3/4/16	5,000,000	4,998
	Federal Home Loan Bank, 0.370%, 3/7/16	5,000,000	4,997
	Federal Home Loan Bank, 0.380%, 3/23/16	2,000,000	1,999
	Federal Home Loan Bank, 0.390%, 2/24/16	5,000,000	4,998
	Federal Home Loan Bank, 0.420%, 2/29/16	6,600,000	6,598
	Federal Home Loan Bank, 0.430%, 3/28/16	5,000,000	4,997
	Federal Home Loan Bank, 0.460%, 3/30/16	10,000,000	9,993

	Total		115,057

	Total Short-Term Investments (Cost: $115,044)		115,057

	Total Investments (98.6%) (Cost: $2,177,443)(a)		2,188,991

	Other Assets, Less
	Liabilities (1.4%)		30,475

	Net Assets (100.0%)		2,219,466

The Accompanying Notes are an Integral Part of the Financial Statements.

162	Balanced Portfolio

Balanced Portfolio

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $2,177,703 and the net unrealized appreciation of investments based on that cost was $11,288 which is comprised of $48,774 aggregate gross unrealized appreciation and $37,486 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2015, $4,476)	44	3/16	$2

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$2,073,934	$-	$-
Short-Term Investments	-	115,057	-
Other Financial Instruments^
Futures	2	-	-
Total	$2,073,936	$115,057	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	163

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$249 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of the Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

Market Overview

The year began with optimism, but equity markets experienced volatility during the second half of the year. A sharp drawdown in commodity prices, a selloff in Chinese equities, and the Federal Reserve’s policy shift toward higher short-term interest rates were themes that weighed on equities during the second half of the year. U.S. growth remained solid relative to the rest of the developing world, as steady employment gains and declining energy prices helped consumer spending. However, the U.S. economy also decelerated in the second half of the year, as corporate profits were flat, and manufacturing activity slowed due to a modest inventory overhang. In that environment, large cap stocks posted a modest gain, while small- and mid- sized companies declined. For the year, returns for the S&P 500®, MidCap 400®, and SmallCap 600® Indices were 1.38%, (2.18%), and (1.97%), respectively.

Interest rates generally finished the year slightly higher. Investors favored bonds with lower amounts of credit and interest rate risk, as the Barclays U.S. Gov/Credit 1-3 Year Index returned 0.65%. Generally, lower-quality and longer-term bonds performed poorly, as credit conditions tightened and long-term interest rates rose. The Barclays® Long Term Treasury Index returned (1.21%), while the Barclays® Corporate U.S. High Yield Index returned (4.47%). Overall, the broad bond market, as measured by the Barclays® U.S. Aggregate Index, posted a return of only 0.55% for 2015.

Portfolio Results

The Portfolio returned (0.43%) for the twelve months ended December 31, 2015, trailing the 1.38% return of the broad stock market, as measured by the S&P 500® Index. The Portfolio slightly outperformed the Asset Allocation Portfolio Blended Composite Benchmark return of (0.67%). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) The Portfolio held its value better than the Mixed-Asset Target Allocation Growth Funds peer group, which had an average return of (1.29%) in 2015, according to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio’s outperformance relative to the blended benchmark reflects the performance of the Portfolio’s Underlying Portfolios, as many of the Underlying Portfolios outperformed their respective benchmarks.

Overall, asset allocation decisions were a minor detractor from relative performance. The return difference between asset classes was very low during 2015, while equities experienced a prolonged stretch of sideways performance. The narrow differences in asset class returns meant tactical asset allocation decisions had a very minor impact on performance.

After a very calm first half of the year, where equities and fixed income returns were nearly identical, the Portfolio’s allocation effects were neutral. The Portfolio’s overall allocation results became negative for the year during the more volatile second half of the year, as the Portfolio was underweight equities during the fourth quarter seasonal rally. The Portfolio’s preference for large caps over small caps was positive for performance during the year, as was an overweight to Japan in the first half of the year and an overweight to India.

During the year, equity futures contracts and fixed income futures contracts were used for cash management purposes. The Portfolio’s use of futures did not have a significant effect on the Portfolio’s relative results during 2015.

Portfolio Manager Outlook

As we enter 2016, we expect further volatility in global equity markets, and we will begin the year with an underweight to equities.

164	Asset Allocation Portfolio

Asset Allocation Portfolio (unaudited)

Despite the near term turbulence, we think that the outlook has already been established. We believe trends in the global macro backdrop and corporate earnings are already in place. The global economy is slowing and has been for some time. This in turn has put pressure on corporate earnings. We see corporate profitability weakening and expect equities to struggle until the earnings cycle bottoms.

We are watching the energy space closely. If oil prices were to rebound, we could see the down side pressure on the earnings for cyclical sectors abate and could see equity markets recover. Otherwise, if oil prices stay low during the year, we think that earnings will continue to be weak, which could put upward pressure on defaults and would have further negative effects on financial markets. While we believe the economic activity is slowing, we don’t see a recession in the near term.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	-0.43%	6.27%	5.04%
S&P 500® Index	1.38%	12.57%	7.31%
Barclays® U.S. Aggregate Index	0.55%	3.25%	4.51%
Asset Allocation Portfolio Blended Composite Benchmark	-0.67%	7.74%	6.32%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	-1.29%	7.29%	5.78%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/05. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Currently, interest rates are at unprecedented historically low levels. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Asset Allocation Portfolio	165

Asset Allocation Portfolio (unaudited)

      Top 10 Equity Holdings 12/31/15

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	23.9%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	8.3%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	7.7%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	7.5%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.1%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.9%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.3%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.3%
Northwestern Mutual Series Fund, Inc., International Equity Portfolio	3.9%
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	3.9%

Sector Allocation 12/31/15

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

166	Asset Allocation Portfolio

Asset Allocation Portfolio

Schedule of Investments

December 31, 2015

	Investment Companies (93.3%)	Shares/ $ Par	Value $ (000’s)

	Domestic Equity (45.4%)
	iShares Russell Mid-Cap ETF	3,100	497
(q)	Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	6,783,769	9,592
(q)	Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	5,986,468	9,327
(q)	Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3,587,018	9,606
(q)	Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6,850,543	19,223
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	10,489,400	10,794
(q)	Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	7,004,413	10,801
(q)	Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	9,754,083	9,617
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4,091,081	12,707
(q)	Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	8,007,601	12,324
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio	1,911,903	4,537
(q)	Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio	2,013,024	4,235

	Total		113,260

	Fixed Income (32.1%)
	iShares iBoxx $ High Yield Corporate Bond Fund	20,500	1,652
(q)	Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	27,334,925	18,560
(q)	Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	47,749,477	59,639

	Total		79,851

	Foreign Equity (15.8%)
	iShares MSCI EAFE ETF	44,310	2,603
	iShares MSCI Emerging Markets ETF	31,025	999
	iShares MSCI India ETF	41,000	1,127
(q)	Northwestern Mutual Series Fund, Inc., Emerging Markets Portfolio	1,708,848	1,376
(q)	Northwestern Mutual Series Fund, Inc., International Equity Portfolio	5,996,587	9,666

	Investment Companies (93.3%)	Shares/ $ Par	Value $ (000’s)

	Foreign Equity continued
(q)	Northwestern Mutual Series Fund, Inc., International Growth Portfolio	1,452,366	1,887
(q)	Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	24,310,164	20,761
	Vanguard FTSE Developed Markets ETF	28,070	1,031

	Total		39,450

	Total Investment Companies
	(Cost: $230,614)		232,561

	Short-Term Investments (5.2%)

	Federal Government & Agencies (5.2%)
	Federal Home Loan Bank, 0.130%, 2/8/16	1,000,000	1,000
	Federal Home Loan Bank, 0.300%, 2/5/16	2,000,000	1,999
	Federal Home Loan Bank, 0.310%, 1/28/16	1,500,000	1,500
	Federal Home Loan Bank, 0.310%, 3/14/16	500,000	500
	Federal Home Loan Bank, 0.340%, 4/27/16	1,000,000	999
(b)	Federal Home Loan Bank, 0.350%, 3/4/16	2,000,000	1,999
	Federal Home Loan Bank, 0.400%, 2/24/16	1,000,000	1,000
(b)	Federal Home Loan Bank, 0.420%, 2/29/16	2,000,000	1,999
(b)	Federal Home Loan Bank, 0.430%, 3/28/16	1,000,000	999
	Federal Home Loan Bank, 0.460%, 3/30/16	1,000,000	999

	Total		12,994

	Total Short-Term Investments (Cost: $12,992)		12,994

	Total Investments (98.5%)
	(Cost: $243,606)(a)		245,555

	Other Assets, Less
	Liabilities (1.5%)		3,858

	Net Assets (100.0%)		249,413

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	167

Asset Allocation Portfolio

(a)	At December 31, 2015, the aggregate cost of securities for federal tax purposes (in thousands) was $243,771 and the net unrealized appreciation of investments based on that cost was $1,784 which is comprised of $7,175 aggregate gross unrealized appreciation and $5,391 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Mini Index Futures (Long) (Total Notional Value at December 31, 2015, $1,023)	10	3/16	$(5)

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2015. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$232,561	$-	$-
Short-Term Investments	-	12,994	-
Total Assets	$232,561	$12,994	$-
Liabilities:
Other Financial Instruments^
Futures	$(5)	$-	$-
Total Liabilities	$(5)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

168	Asset Allocation Portfolio

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Barclays® Global Aggregate — Credit Component ex Emerging Markets , Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Barclays Global Aggregate — Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Barclays® U.S. Aggregate Index (25%), and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Barclays® U.S. Aggregate Index (45%) and the Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Barclays® U.S. Aggregate 1-3 Years Index — The Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.

Barclays® U.S. Aggregate Index — The Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Barclays® U.S. Corporate High Yield 2% Issuer Capped Index — The Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Barclays® Global Credit Hedged USD Index — The Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays® Long-Term U.S. Treasury Index — The Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Benchmark Definitions	169

Benchmark Definitions (unaudited)

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

170	Benchmark Definitions

[THIS PAGE INTENTIONALLY LEFT BLANK]

171

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2015 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$850,385	$773,849	$507,510	$140,155	$2,372,146
Affiliated Investments, at Value (2)	-	-	-	-	-
Cash	7,780	5,001	103	13,559	11,412
Foreign Currency, at Value (3)	-	-	-	-	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	75	476	60	2	798
Receivable for Investment Securities Sold	9,908	-	1,046	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Swap Contracts, at Value (4)	-	-	-	-	-
Receivable for Foreign Currency	-	-	-	-	-
Prepaid Expenses and Other Assets	8	7	4	1	29
Dividends and Interest Receivable	621	401	938	252	3,145

Total Assets	868,777	779,734	509,661	153,969	2,387,530

Liabilities
Payable for Portfolio Shares Redeemed	36	450	39	13	325
Payable for Investment Securities Purchased	8,062	-	-	-	-
Payable for Financing Transactions	-	-	-	-	-
Payable to Custodian	-	-	-	-	-
Futures Variation Margin	-	-	-	-	433
Outstanding Swap Contracts, at Value (5)	-	-	-	-	-
Payable for Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Investment Advisory Fees	302	410	187	101	406
Deferred Income for Financing Transactions	-	-	-	-	-
Accrued Expenses	29	37	24	14	113

Total Liabilities	8,429	897	250	128	1,277

Net Assets	$860,348	$778,837	$509,411	$153,841	$2,386,253

Represented By:
Aggregate Paid in Capital (6) (7)	$612,401	$549,131	$414,461	$129,059	$1,264,870
Undistributed Net Investment Income (Loss)	7,243	1,814	10,934	1,635	46,349
Undistributed Accumulated Net Realized Gain (Loss)	79,862	212,991	9,125	11,404	43,121
Net Unrealized Appreciation (Depreciation)	160,842	14,901	74,891	11,743	1,031,913

Net Assets for Shares Outstanding (6) (7)	$860,348	$778,837	$509,411	$153,841	$2,386,253

Net Asset Value, Offering and Redemption Price per Share	$2.81	$2.68	$1.54	$1.03	$3.88

(1) Unaffiliated Investments, at Cost	$689,543	$758,948	$432,620	$128,412	$1,339,638
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Foreign Currency, at Cost	-	-	-	-	-
(4) Premiums Paid on Swap Contracts	-	-	-	-	-
(5) Premiums Received from Swap Contracts	-	-	-	-	-
(6) Shares Outstanding	306,655	290,881	330,285	149,471	614,841
(7) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Statements of Assets and Liabilities

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$172,285	$601,986	$716,323	$1,013,106	$628,067	$412,967	$491,417	$110,015	$503,539
-	-	-	-	-	-	-	-	-
-	7,274	13,256	5,461	5,919	-	5,372	4,684	11,880
17	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	320	-
54	318	214	112	288	190	138	117	91
3,211	2,255	3,227	7,697	-	630	819	112	1,260
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
26	-	-	-	-	31	-	-	-
1	5	6	9	7	3	4	6	5
262	1,168	1,378	111	605	863	443	126	930

175,856	613,006	734,404	1,026,496	634,886	414,684	498,193	115,380	517,705

8	122	382	120	161	95	35	14	168
-	2,125	807	732	-	404	2,963	855	2,143
-	-	-	-	-	-	-	-	-
1,289	-	-	-	-	3,604	-	-	-
-	-	-	-	153	-	-	-	-
-	-	-	-	-	-	-	475	-
15	-	2	-	-	52	-	-	-
-	-	-	-	-	-	-	-	-
100	277	397	457	130	258	231	26	379
-	-	-	-	-	-	-	-	-
15	24	35	36	41	38	32	17	45

1,427	2,548	1,623	1,345	485	4,451	3,261	1,387	2,735

$174,429	$610,458	$732,781	$1,025,151	$634,401	$410,233	$494,932	$113,993	$514,970

$153,392	$457,560	$636,544	$908,717	$442,673	$369,814	$400,625	$97,207	$353,413
3,260	12,521	15,947	1,888	8,031	7,770	1,158	923	5,485
15,109	24,112	37,478	78,935	51,442	32,131	51,092	5,896	69,611
2,668	116,265	42,812	35,611	132,255	518	42,057	9,967	86,461

$174,429	$610,458	$732,781	$1,025,151	$634,401	$410,233	$494,932	$113,993	$514,970

$0.99	$1.41	$1.56	$3.11	$1.77	$1.54	$2.37	$1.13	$2.10

$169,628	$485,720	$673,506	$977,495	$495,691	$412,427	$449,360	$99,922	$417,079
-	-	-	-	-	-	-	-	-
17	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-
176,887	431,835	470,334	330,072	357,727	266,544	208,574	100,536	244,737
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	173

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2015 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio
Assets
Unaffiliated Investments, at Value (1)	$467,656	$495,687	$1,602,878	$439,155	$427,536
Affiliated Investments, at Value (2)	-	-	-	-	-
Cash	16,958	-	504	7,993	206
Foreign Currency, at Value (3)	195	1,249	420	270	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	285	419	441	417	933
Receivable for Investment Securities Sold	-	2,923	-	45	17,000
Futures Variation Margin	-	-	-	-	-
Outstanding Swap Contracts, at Value (4)	-	-	-	-	-
Receivable for Foreign Currency	-	1	-	2	-
Prepaid Expenses and Other Assets	4	4	14	3	4
Dividends and Interest Receivable	945	1,415	3,190	97	311

Total Assets	486,043	501,698	1,607,447	447,982	445,990

Liabilities
Payable for Portfolio Shares Redeemed	235	221	302	225	568
Payable for Investment Securities Purchased	69	288	-	2,971	-
Payable for Financing Transactions	-	-	-	-	-
Payable to Custodian	-	2,250	-	-	-
Futures Variation Margin	-	-	-	-	-
Outstanding Swap Contracts, at Value (5)	-	-	-	-	-
Payable for Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Investment Advisory Fees	251	342	772	418	114
Deferred Income for Financing Transactions	-	-	-	-	-
Accrued Expenses	175	202	425	71	21

Total Liabilities	730	3,303	1,499	3,685	703

Net Assets	$485,313	$498,395	$1,605,948	$444,297	$445,287

Represented By:
Aggregate Paid in Capital (6) (7)	$493,846	$497,296	$1,561,394	$528,938	$445,245
Undistributed Net Investment Income (Loss)	5,848	8,638	33,496	3,680	42
Undistributed Accumulated Net Realized Gain (Loss)	(10,876)	1,433	20,771	(28,619)	-
Net Unrealized Appreciation (Depreciation)	(3,505)	(8,972)	(9,713)	(59,702)	-

Net Assets for Shares Outstanding (6) (7)	$485,313	$498,395	$1,605,948	$444,297	$445,287

Net Asset Value, Offering and Redemption Price per Share	$1.30	$0.85	$1.61	$0.80	$1.00

(1) Unaffiliated Investments, at Cost	$471,088	$504,569	$1,612,453	$498,887	$427,536
(2) Affiliated Investments, at Cost	-	-	-	-	-
(3) Foreign Currency, at Cost	197	1,253	420	271	-
(4) Premiums Paid on Swap Contracts	-	-	-	-	-
(5) Premiums Received from Swap Contracts	-	-	-	-	-
(6) Shares Outstanding	373,510	583,770	996,266	552,108	445,259
(7) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	3,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Statements of Assets and Liabilities

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$239,154	$2,973,652	$108,590	$291,383	$671,321	$592,092	$149,666	$20,903
-	-	-	-	-	-	2,039,325	224,652
4,159	75,245	936	1	5,585	1,175	21,924	3,124
-	-	-	53	-	2,068	-	-
-	-	100	-	-	2,757	-	-
286	985	15	188	217	577	804	69
-	261,824	53,310	-	-	-	19,748	2,875
1	-	-	-	-	209	2	-
-	-	-	6	-	23	-	-
-	-	-	856	-	2,404	-	-
2	25	1	81	6	466	20	2
1,036	12,579	672	1,351	11,642	8,310	-	-

244,638	3,324,310	163,624	293,919	688,771	610,081	2,231,489	251,625

325	767	21	261	343	249	1,390	60
-	465,790	-	-	-	-	10,458	2,119
-	-	58,991	-	-	13,906	-	-
-	-	-	-	-	-	-	-
7	-	6	42	-	4	-	5
-	-	-	6,318	-	11,838	-	-
-	-	-	41	-	2,692	-	-
-	-	-	-	-	290	-	-
70	731	49	125	247	351	129	9
-	-	23	-	-	38	-	-
32	64	21	43	57	79	46	19

434	467,352	59,111	6,830	647	29,447	12,023	2,212

$244,204	$2,856,958	$104,513	$287,089	$688,124	$580,634	$2,219,466	$249,413

$243,769	$2,824,651	$103,603	$302,858	$735,139	$618,453	$2,097,588	$232,774
3,014	53,984	2,240	2,579	39,861	28,842	49,668	5,868
(1,613)	9,196	(4,231)	(2,261)	(29,358)	(17,185)	60,660	8,829
(966)	(30,873)	2,901	(16,087)	(57,518)	(49,476)	11,550	1,942

$244,204	$2,856,958	$104,513	$287,089	$688,124	$580,634	$2,219,466	$249,413

$1.03	$1.25	$1.08	$1.05	$0.68	$0.99	$1.38	$1.11

$240,130	$3,004,525	$105,700	$301,985	$728,839	$635,627	$152,953	$21,530
-	-	-	-	-	-	2,024,490	222,076
-	-	-	54	-	2,081	-	-
-	-	-	-	-	6,534	-	-
-	-	-	-	-	652	-	-
237,648	2,288,028	96,807	273,443	1,013,714	588,408	1,607,578	225,566
2,000,000	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	175

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2015 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest (1)	$4	$18	$-	$2	$28	$-
Unaffiliated Dividends (1)	10,943	6,988	13,312	2,965	49,648	4,098

Total Income	10,947	7,006	13,312	2,967	49,676	4,098

Expenses
Investment Advisory Fees	3,701	5,746	2,290	1,262	4,760	1,300
Custodian Fees	8	20	5	4	18	11
Shareholder Reporting Fees	33	55	25	7	67	7
Audit Fees	24	24	24	22	30	22
Valuation Services	1	2	1	1	3	1
Compliance Fees	11	11	10	9	16	9
Directors Fees	30	28	27	23	47	24
Professional Fees	7	10	7	7	9	7
Trade Name Fees	-	-	-	-	100	-
Other Expenses	13	10	8	2	34	3

Total Expenses	3,828	5,906	2,397	1,337	5,084	1,384

Less Waived Fees:
Paid by Affiliate	(116)	(978)	(18)	-	-	(57)
Paid Indirectly	(8)	(6)	(1)	(5)	(14)	(1)

Net Expenses	3,704	4,922	2,378	1,332	5,070	1,326

Net Investment Income (Loss)	7,243	2,084	10,934	1,635	44,606	2,772
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	82,086	213,576	9,213	11,805	47,250	15,893
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	-	1,821	-
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	(270)	-	-	-	601

Net Realized Gain (Loss) on Investments	82,086	213,306	9,213	11,805	49,071	16,494

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(37,357)	(117,967)	(36,239)	(17,147)	(63,952)	(26,343)
Futures Contracts	-	-	-	-	(1,071)	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	(19)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(37,357)	(117,967)	(36,239)	(17,147)	(65,023)	(26,362)

Net Gain (Loss) on Investments	44,729	95,339	(27,026)	(5,342)	(15,952)	(9,868)

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,972	$97,423	$(16,092)	$(3,707)	$28,654	$(7,096)

(1) Net of Foreign Tax	$-	$67	$602	$206	$4	$73

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Statements of Operations

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$3	$20	$10	$12	$10	$-	$4	$9
16,045	21,000	7,630	9,825	9,167	4,157	1,383	10,506
16,048	21,020	7,640	9,837	9,177	4,157	1,387	10,515

3,301	4,870	5,712	1,648	3,629	2,882	268	4,771
6	31	12	15	46	12	27	27
25	53	46	34	48	41	12	72
24	24	27	22	22	24	20	24
-	3	1	3	3	1	4	2
10	11	12	10	10	10	9	10
28	29	33	28	25	27	23	27
15	8	7	9	7	7	6	7
-	-	-	67	-	-	15	-
9	11	16	10	6	8	1	8
3,418	5,040	5,866	1,846	3,796	3,012	385	4,948

(15)	-	(104)	(79)	(505)	(7)	(9)	(31)
(5)	(4)	(10)	(13)	-	(6)	(10)	(3)
3,398	5,036	5,752	1,754	3,291	2,999	366	4,914
12,650	15,984	1,888	8,083	5,886	1,158	1,021	5,601

32,433	38,080	79,837	53,570	33,925	51,302	6,379	69,763
-	-	-	-	-	-	-	-
-	-	-	(713)	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	(89)	-
-	3	-	-	2,073	-	-	-
32,433	38,083	79,837	52,857	35,998	51,302	6,290	69,763

(45,329)	(107,612)	(71,466)	(75,283)	(47,183)	(49,079)	(9,907)	(105,517)
-	-	-	(539)	-	-	-	-
-	-	-	-	-	-	(126)	-
-	(2)	-	-	(112)	-	-	-

(45,329)	(107,614)	(71,466)	(75,822)	(47,295)	(49,079)	(10,033)	(105,517)
(12,896)	(69,531)	8,371	(22,965)	(11,297)	2,223	(3,743)	(35,754)
$(246)	$(53,547)	$10,259	$(14,882)	$(5,411)	$3,381	$(2,722)	$(30,153)
$-	$186	$4	$-	$41	$1	$1	$10

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	177

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2015 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest (1)	$9	$-	$6	$7	$1,175	$3,814
Unaffiliated Dividends (1)	8,662	13,560	45,916	9,926	-	-
Affiliated Dividends	-	-	-	-	-	-

Total Income	8,671	13,560	45,922	9,933	1,175	3,814

Expenses
Investment Advisory Fees	2,908	4,072	11,194	4,946	1,302	809
Custodian Fees	359	415	888	798	20	25
Shareholder Reporting Fees	59	41	112	55	20	22
Audit Fees	29	28	34	28	22	30
Valuation Services	-	-	-	-	2	85
Compliance Fees	10	10	14	10	10	9
Directors Fees	26	26	39	26	27	24
Professional Fees	44	11	161	12	7	9
Interest Expense	-	-	-	-	-	-
Other Expenses	6	7	19	6	6	3

Total Expenses	3,441	4,610	12,461	5,881	1,416	1,016

Less Waived Fees:
Paid by Affiliate	-	-	(1,489)	-	(295)	-
Paid Indirectly	-	-	-	-	(4)	(5)

Net Expenses	3,441	4,610	10,972	5,881	1,117	1,011

Net Investment Income (Loss)	5,230	8,950	34,950	4,052	58	2,803
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(1,951)	4,795	20,771	(16,922)	19	(323)
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	-	-	(244)
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(380)	(231)	(1,177)	(140)	-	187

Net Realized Gain (Loss) on Investments	(2,331)	4,564	19,594	(17,062)	19	(380)

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(11,153)	(21,198)	(90,324)	(44,905)	-	(934)
Futures Contracts	-	-	-	-	-	28
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	(8)	(14)	234	(2)	-	-

Net Change in Unrealized Appreciation (Depreciation) of Investments	(11,161)	(21,212)	(90,090)	(44,907)	-	(906)

Net Gain (Loss) on Investments	(13,492)	(16,648)	(70,496)	(61,969)	19	(1,286)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,262)	$(7,698)	$(35,546)	$(57,917)	$77	$1,517

(1) Net of Foreign Tax	$294	$438	$1,533	$376	$-	$4

The Accompanying Notes are an Integral Part of the Financial Statements.

178	Statements of Operations

Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$59,811	$3,208	$3,241	$43,114	$28,244	$102	$5
-	-	-	-	-	998	230
-	-	-	-	-	33,964	3,824

59,811	3,208	3,241	43,114	28,244	35,064	4,059

8,668	591	1,609	3,023	4,454	6,977	1,396
63	8	49	12	112	93	36
76	9	41	68	45	50	12
38	50	28	38	43	38	28
100	11	70	90	180	1	-
19	9	9	11	10	16	9
44	23	25	28	27	46	25
10	8	7	8	11	9	7
-	28	-	-	2	-	-
32	1	4	9	8	35	4

9,050	738	1,842	3,287	4,892	7,265	1,517

-	(15)	(118)	-	(351)	(5,440)	(1,290)
(60)	(1)	-	(11)	-	(23)	(15)

8,990	722	1,724	3,276	4,541	1,802	212

50,821	2,486	1,517	39,838	23,703	33,262	3,847

16,634	676	(930)	1,461	(20,576)	(3,755)	(54)
-	-	-	-	-	83,237	11,255
-	1	(472)	-	(1,547)	21	9
-	37	-	-	130	-	-
-	-	(85)	-	546	-	-
-	-	3,123	-	15,146	-	-

16,634	714	1,636	1,461	(6,301)	79,503	11,210

(52,103)	(5,019)	(9,065)	(50,539)	(21,276)	(113,221)	(15,893)
-	(4)	459	-	(1,195)	(629)	(130)
-	-	(1,147)	-	(5,090)	-	-
-	-	(7)	-	(3,372)	-	-

(52,103)	(5,023)	(9,760)	(50,539)	(30,933)	(113,850)	(16,023)

(35,469)	(4,309)	(8,124)	(49,078)	(37,234)	(34,347)	(4,813)

$15,352	$(1,823)	$(6,607)	$(9,240)	$(13,531)	$(1,085)	$(966)

$-	$-	$1	$-	$171	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations	179

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,243	$6,518	$2,084	$(120)	$10,934	$11,360
Net Realized Gain (Loss) on Investments	82,086	61,731	213,306	82,053	9,213	8,124
Net Change in Unrealized Appreciation (Depreciation) of Investments	(37,357)	6,191	(117,967)	(19,479)	(36,239)	25,294

Net Increase (Decrease) in Net Assets Resulting from Operations	51,972	74,440	97,423	62,454	(16,092)	44,778

Distributions to Shareholders from:
Net Investment Income	(6,518)	(5,089)	-	(131)	(11,360)	(8,198)
Net Realized Gain on Investments	(63,239)	(82,323)	(82,508)	(67,736)	(8,026)	(49,261)
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(69,757)	(87,412)	(82,508)	(67,867)	(19,386)	(57,459)

Capital Transactions:
Shares Sold	22,327	27,204	77,750	95,788	16,004	18,370
Reinvestment of Distributions Paid	69,757	87,412	82,508	67,867	19,386	57,459
Shares Redeemed	(99,831)	(63,148)	(118,715)	(60,375)	(46,140)	(45,877)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(7,747)	51,468	41,543	103,280	(10,750)	29,952

Total Increase (Decrease) in Net Assets	(25,532)	38,496	56,458	97,867	(46,228)	17,271
Net Assets
Beginning of Period	885,880	847,384	722,379	624,512	555,639	538,368

End of Period	$860,348	$885,880	$778,837	$722,379	$509,411	$555,639

Undistributed Net Investment Income (Loss)	$7,243	$6,518	$1,814	$-	$10,934	$11,360

Portfolio Share Transactions:
Shares Sold	7,734	9,307	27,916	36,806	9,957	10,785
Reinvestment of Distributions Paid	25,366	32,423	32,179	28,231	12,712	35,979
Shares Redeemed	(34,629)	(21,578)	(43,469)	(23,252)	(28,592)	(27,046)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(1,529)	20,152	16,626	41,785	(5,923)	19,718

The Accompanying Notes are an Integral Part of the Financial Statements.

180	Statements of Changes in Net Assets

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$1,635	$1,436	$44,606	$41,251	$2,772	$2,759	$12,650	$11,358
11,805	8,735	49,071	42,163	16,494	17,517	32,433	23,327
(17,147)	8,588	(65,023)	201,672	(26,362)	1,710	(45,329)	42,579

(3,707)	18,759	28,654	285,086	(7,096)	21,986	(246)	77,264

(1,436)	(59)	(40,224)	(36,099)	(2,968)	-	(11,101)	(10,099)
(8,735)	(6,023)	(42,223)	(28,128)	(16,360)	(9,080)	-	-
-	-	-	-	-	-	-	-

(10,171)	(6,082)	(82,447)	(64,227)	(19,328)	(9,080)	(11,101)	(10,099)

8,152	7,570	174,698	123,029	11,819	13,592	51,702	27,775
10,171	6,082	82,447	64,227	19,328	9,080	11,101	10,099
(17,552)	(10,480)	(187,397)	(202,318)	(21,248)	(14,686)	(61,019)	(55,666)

771	3,172	69,748	(15,062)	9,899	7,986	1,784	(17,792)

(13,107)	15,849	15,955	205,797	(16,525)	20,892	(9,563)	49,373

166,948	151,099	2,370,298	2,164,501	190,954	170,062	620,021	570,648

$153,841	$166,948	$2,386,253	$2,370,298	$174,429	$190,954	$610,458	$620,021

$1,635	$1,436	$46,349	$40,235	$3,260	$2,937	$12,521	$11,101

7,310	7,052	44,321	32,735	10,853	12,303	36,389	20,371
9,577	5,743	21,481	17,326	19,328	8,431	7,929	7,344
(15,948)	(9,815)	(47,158)	(53,823)	(19,755)	(13,385)	(42,338)	(40,959)

939	2,980	18,644	(3,762)	10,426	7,349	1,980	(13,244)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	181

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Equity Income Portfolio		Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets
Operations
Net Investment Income (Loss)	$15,984	$13,867	$1,888	$2,590	$8,083	$7,385
Net Realized Gain (Loss) on Investments	38,083	30,307	79,837	97,910	52,857	41,227
Net Change in Unrealized Appreciation (Depreciation) of Investments	(107,614)	8,511	(71,466)	(13,904)	(75,822)	9,052

Net Increase (Decrease) in Net Assets Resulting from Operations	(53,547)	52,685	10,259	86,596	(14,882)	57,664

Distributions to Shareholders from:
Net Investment Income	(13,075)	(9,121)	(441)	(3,769)	(7,094)	(6,280)
Net Realized Gain on Investments	(30,184)	(21,833)	(99,208)	(207,085)	(40,512)	(30,105)
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(43,259)	(30,954)	(99,649)	(210,854)	(47,606)	(36,385)

Capital Transactions:
Shares Sold	79,427	111,040	26,696	32,194	52,800	38,212
Reinvestment of Distributions Paid	43,259	30,954	99,649	210,854	47,606	36,385
Shares Redeemed	(74,834)	(58,021)	(109,959)	(93,967)	(55,921)	(67,564)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	47,852	83,973	16,386	149,081	44,485	7,033

Total Increase (Decrease) in Net Assets	(48,954)	105,704	(73,004)	24,823	(18,003)	28,312
Net Assets
Beginning of Period	781,735	676,031	1,098,155	1,073,332	652,404	624,092

End of Period	$732,781	$781,735	$1,025,151	$1,098,155	$634,401	$652,404

Undistributed Net Investment Income (Loss)	$15,947	$13,177	$1,888	$412	$8,031	$7,337

Portfolio Share Transactions:
Shares Sold	46,128	63,727	7,808	8,824	27,622	19,878
Reinvestment of Distributions Paid	27,379	18,155	31,346	66,578	25,900	19,636
Shares Redeemed	(44,441)	(33,227)	(32,152)	(25,832)	(28,625)	(35,067)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	29,066	48,655	7,002	49,570	24,897	4,447

The Accompanying Notes are an Integral Part of the Financial Statements.

182	Statements of Changes in Net Assets

Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$5,886	$5,779	$1,158	$634	$1,021	$787	$5,601	$4,058
35,998	43,679	51,302	26,408	6,290	15,134	69,763	33,068
(47,295)	10,436	(49,079)	15,494	(10,033)	(11,036)	(105,517)	(35,544)

(5,411)	59,894	3,381	42,536	(2,722)	4,885	(30,153)	1,582

(6,929)	(3,829)	(551)	-	-	(1,419)	(3,773)	(2,032)
(42,406)	(32,278)	(26,456)	(57,515)	(339)	(15,897)	(32,571)	(14,657)
-	-	-	-	-	-	-	-

(49,335)	(36,107)	(27,007)	(57,515)	(339)	(17,316)	(36,344)	(16,689)

44,895	54,015	28,349	22,235	26,636	19,952	36,595	57,330
49,335	36,107	27,007	57,515	339	17,316	36,344	16,689
(57,104)	(29,989)	(66,346)	(55,715)	(11,207)	(47,038)	(74,839)	(52,375)

37,126	60,133	(10,990)	24,035	15,768	(9,770)	(1,900)	21,644

(17,620)	83,920	(34,616)	9,056	12,707	(22,201)	(68,397)	6,537
427,853	343,933	529,548	520,492	101,286	123,487	583,367	576,830

$410,233	$427,853	$494,932	$529,548	$113,993	$101,286	$514,970	$583,367

$7,770	$7,271	$1,158	$615	$923	$-	$5,485	$4,055

26,333	31,296	11,133	8,882	22,797	15,146	15,735	24,160
31,870	21,923	10,951	25,237	294	14,726	16,710	7,249
(33,201)	(17,366)	(25,726)	(22,374)	(9,516)	(35,645)	(32,453)	(21,956)

25,002	35,853	(3,642)	11,745	13,575	(5,773)	(8)	9,453

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	183

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	International Growth Portfolio		Research International Core Portfolio		International Equity Portfolio
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,230	$7,609	$8,950	$10,893	$34,950	$50,860
Net Realized Gain (Loss) on Investments	(2,331)	21,001	4,564	11,997	19,594	66,848
Net Change in Unrealized Appreciation (Depreciation) of Investments	(11,161)	(49,029)	(21,212)	(54,612)	(90,090)	(273,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,262)	(20,419)	(7,698)	(31,722)	(35,546)	(155,800)

Distributions to Shareholders from:
Net Investment Income	(7,804)	(5,721)	(10,556)	(6,491)	(50,077)	(33,309)
Net Realized Gain on Investments	-	-	(10,976)	(2,772)	(67,503)	(117,385)
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,804)	(5,721)	(21,532)	(9,263)	(117,580)	(150,694)

Capital Transactions:
Shares Sold	95,507	73,592	84,026	94,736	141,789	149,226
Reinvestment of Distributions Paid	7,804	5,721	21,532	9,263	117,581	150,694
Shares Redeemed	(38,863)	(36,460)	(34,941)	(18,419)	(135,674)	(136,250)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	64,448	42,853	70,617	85,580	123,696	163,670

Total Increase (Decrease) in Net Assets	48,382	16,713	41,387	44,595	(29,430)	(142,824)
Net Assets
Beginning of Period	436,931	420,218	457,008	412,413	1,635,378	1,778,202

End of Period	$485,313	$436,931	$498,395	$457,008	$1,605,948	$1,635,378

Undistributed Net Investment Income (Loss)	$5,848	$7,745	$8,638	$10,472	$33,496	$49,800

Portfolio Share Transactions:
Shares Sold	70,874	52,238	91,301	98,267	79,342	74,795
Reinvestment of Distributions Paid	5,962	4,009	24,139	9,599	69,989	78,938
Shares Redeemed	(28,304)	(25,723)	(38,344)	(18,981)	(74,721)	(67,068)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	48,532	30,524	77,096	88,885	74,610	86,665

The Accompanying Notes are an Integral Part of the Financial Statements.

184	Statements of Changes in Net Assets

Emerging Markets Equity Portfolio		Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$4,052	$4,067	$58	$328	$2,803	$1,662	$50,821	$41,857
(17,062)	(9,935)	19	(1)	(380)	(6)	16,634	45,948
(44,907)	(20,794)	-	-	(906)	(845)	(52,103)	16,164

(57,917)	(26,662)	77	327	1,517	811	15,352	103,969

(3,916)	(2,542)	(31)	(328)	(1,717)	(1,286)	(43,246)	(36,871)
-	(142)	(14)	-	-	-	(13,060)	-
-	-	-	-	-	-	-	-

(3,916)	(2,684)	(45)	(328)	(1,717)	(1,286)	(56,306)	(36,871)

118,416	124,956	210,290	241,263	42,639	64,591	323,737	1,261,633
3,916	2,684	45	328	1,717	1,286	56,306	36,871
(33,199)	(38,550)	(203,832)	(286,020)	(34,439)	(27,113)	(323,287)	(237,342)

89,133	89,090	6,503	(44,429)	9,917	38,764	56,756	1,061,162

27,300	59,744	6,535	(44,430)	9,717	38,289	15,802	1,128,260

416,997	357,253	438,752	483,182	234,487	196,198	2,841,156	1,712,896

$444,297	$416,997	$445,287	$438,752	$244,204	$234,487	$2,856,958	$2,841,156

$3,680	$3,893	$42	$28	$3,014	$1,717	$53,984	$42,378

133,996	128,009	210,290	241,263	41,288	62,562	255,007	1,004,526
4,841	2,590	44	328	1,669	1,249	44,899	29,567
(37,294)	(39,394)	(203,832)	(286,020)	(33,351)	(26,267)	(254,987)	(188,797)

101,543	91,205	6,502	(44,429)	9,606	37,544	44,919	845,296

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	185

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(Amounts in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,486	$2,604	$1,517	$3,456	$39,838	$32,605
Net Realized Gain (Loss) on Investments	714	2,672	1,636	683	1,461	(2,184)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(5,023)	15,440	(9,760)	3,639	(50,539)	(30,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,823)	20,716	(6,607)	7,778	(9,240)	(214)

Distributions to Shareholders from:
Net Investment Income	(2,212)	(2,087)	(6,992)	(1,520)	(32,590)	(27,964)
Net Realized Gain on Investments	-	-	-	(2,767)	-	-
Tax Return of Capital	-	-	-	-	-	-

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,212)	(2,087)	(6,992)	(4,287)	(32,590)	(27,964)

Capital Transactions:
Shares Sold	22,244	22,576	45,610	58,499	61,618	240,372
Reinvestment of Distributions Paid	2,212	2,087	6,992	4,287	32,590	27,964
Shares Redeemed	(25,158)	(21,669)	(37,599)	(33,300)	(66,242)	(56,557)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(702)	2,994	15,003	29,486	27,966	211,779

Total Increase (Decrease) in Net Assets	(4,737)	21,623	1,404	32,977	(13,864)	183,601
Net Assets
Beginning of Period	109,250	87,627	285,685	252,708	701,988	518,387

End of Period	$104,513	$109,250	$287,089	$285,685	$688,124	$701,988

Undistributed Net Investment Income (Loss)	$2,240	$2,211	$2,579	$6,063	$39,861	$32,590

Portfolio Share Transactions:
Shares Sold	19,847	21,701	41,819	52,462	84,838	320,273
Reinvestment of Distributions Paid	1,989	2,036	6,572	3,807	46,491	37,840
Shares Redeemed	(22,701)	(20,904)	(34,661)	(29,868)	(91,775)	(75,003)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(865)	2,833	13,730	26,401	39,554	283,110

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Statements of Changes in Net Assets

Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$23,703	$19,986	$33,262	$30,617	$3,847	$2,997
(6,301)	17,063	79,503	136,246	11,210	15,953
(30,933)	(22,713)	(113,850)	(38,552)	(16,023)	(5,553)

(13,531)	14,336	(1,085)	128,311	(966)	13,397

(31,813)	(13,804)	(45,681)	(54,943)	(5,056)	(5,717)
(8,342)	-	(106,535)	(188,495)	(13,061)	(23,506)
-	-	-	-	-	-

(40,155)	(13,804)	(152,216)	(243,438)	(18,117)	(29,223)

105,917	116,438	107,510	130,614	15,615	25,628
40,155	13,804	152,217	243,438	18,117	29,223
(57,811)	(43,973)	(254,087)	(258,083)	(31,645)	(33,192)

88,261	86,269	5,640	115,969	2,087	21,659

34,575	86,801	(147,661)	842	(16,996)	5,833

546,059	459,258	2,367,127	2,366,285	266,409	260,576

$580,634	$546,059	$2,219,466	$2,367,127	$249,413	$266,409

$28,842	$27,511	$49,668	$45,681	$5,868	$5,056

99,579	104,857	73,136	84,604	13,139	20,353
39,757	12,503	109,271	168,469	16,190	25,041
(54,336)	(39,600)	(173,529)	(167,826)	(26,610)	(26,550)

85,000	77,760	8,878	85,247	2,719	18,844

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets	187

Statement of Cash Flows

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2015 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,823)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(37,194)
Proceeds from Disposition of Investment Securities	36,929
Proceeds from Disposition (Purchase) of Short-Term Investments, net	4,901
Proceeds from (Payments for) Closed Futures Contracts	3
Premiums Received for Options Written	37
Amortization (Accretion) of Premium/Discount, net	(73)
(Increase) Decrease in:
Cash Collateral for Derivative Positions	(100)
Receivable for Investment Securities Sold	(8,599)
Dividends and Interest Receivable	(19)
Increase (Decrease) in:
Payable for Investment Advisory Fees	(5)
Accrued Expenses	(4)
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	5,019
Futures Contracts	4
Net Realized (Gain) Loss from:
Investment Securities	(676)
Futures Contracts	(1)
Options Written	(37)
Paydowns	(6)

Total Adjustments	179

Net Cash (Used in) Provided by Operating Activities	(1,644)

Cash Flows from Financing Activities
Cash Received from Treasury Roll Transactions	330,245
Cash Used for Treasury Roll Transactions	(324,908)
Proceeds from Capital Shares Sold	22,251
Payment on Capital Shares Redeemed	(25,213)

Net Cash (Used in) Provided by Financing Activities	2,375

Net Increase (Decrease) in Cash	731
Cash: Beginning of Period	205

Cash: End of Period	$936

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $2,212.

Interest paid was $28 for the year ended December 31, 2015.

The Accompanying Notes are an Integral Part of the Financial Statements.

188	Statement of Cash Flows

[THIS PAGE INTENTIONALLY LEFT BLANK]

189

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Growth Stock Portfolio
2015	$2.87	$0.02		$0.15	$0.17	$(0.02)		$(0.21)	$(0.23)	$2.81
2014	2.94	0.02		0.22	0.24	(0.02)		(0.29)	(0.31)	2.87
2013	2.35	0.02		0.78	0.80	(0.02)		(0.19)	(0.21)	2.94
2012	2.09	0.02		0.25	0.27	(0.01)		-	(0.01)	2.35
2011	2.13	0.01		(0.03)	(0.02)	(0.02)		-	(0.02)	2.09
Focused Appreciation Portfolio
2015	$2.63	$0.01		$0.34	$0.35	$-		$(0.30)	$(0.30)	$2.68
2014	2.69	0.00	(e)	0.22	0.22	(0.00	)(e)	(0.28)	(0.28)	2.63
2013	2.09	0.00	(e)	0.61	0.61	(0.01)		-	(0.01)	2.69
2012	1.75	0.01		0.34	0.35	(0.01)		-	(0.01)	2.09
2011	1.86	0.01		(0.12)	(0.11)	(0.00	)(e)	-	0.00 (e)	1.75
Large Cap Core Stock Portfolio
2015	$1.65	$0.03		$(0.08)	$(0.05)	$(0.04)		$(0.02)	$(0.06)	$1.54
2014	1.70	0.04		0.10	0.14	(0.03)		(0.16)	(0.19)	1.65
2013	1.34	0.03		0.35	0.38	(0.02)		-	(0.02)	1.70
2012	1.21	0.02		0.13	0.15	(0.02)		-	(0.02)	1.34
2011	1.24	0.02		(0.04)	(0.02)	(0.01)		-	(0.01)	1.21
Large Cap Blend Portfolio
2015	$1.12	$0.01		$(0.03)	$(0.02)	$(0.01)		$(0.06)	$(0.07)	$1.03
2014	1.04	0.01		0.11	0.12	(0.00	)(e)	(0.04)	(0.04)	1.12
2013	0.83	0.01		0.25	0.26	(0.01)		(0.04)	(0.05)	1.04
2012	0.76	0.01		0.10	0.11	(0.01)		(0.03)	(0.04)	0.83
2011	0.78	0.01		(0.02)	(0.01)	(0.01)		-	(0.01)	0.76
Index 500 Stock Portfolio
2015	$3.98	$0.07		$(0.03)	$0.04	$(0.07)		$(0.07)	$(0.14)	$3.88
2014	3.61	0.07		0.41	0.48	(0.06)		(0.05)	(0.11)	3.98
2013	2.84	0.06		0.84	0.90	(0.06)		(0.07)	(0.13)	3.61
2012	2.54	0.06		0.34	0.40	(0.05)		(0.05)	(0.10)	2.84
2011	2.60	0.05		(0.01)	0.04	(0.04)		(0.06)	(0.10)	2.54
Large Company Value Portfolio
2015	$1.15	$0.02		$(0.06)	$(0.04)	$(0.02)		$(0.10)	$(0.12)	$0.99
2014	1.07	0.02		0.12	0.14	-		(0.06)	(0.06)	1.15
2013	0.84	0.02		0.24	0.26	(0.01)		(0.02)	(0.03)	1.07
2012	0.73	0.02		0.11	0.13	(0.02)		-	(0.02)	0.84
2011	0.74	0.01		(0.01)	0.00 (e)	(0.01)		-	(0.01)	0.73
Domestic Equity Portfolio
2015	$1.44	$0.03		$(0.03)	$-	$(0.03)		$-	$(0.03)	$1.41
2014	1.29	0.03		0.14	0.17	(0.02)		-	(0.02)	1.44
2013	0.98	0.02		0.31	0.33	(0.02)		-	(0.02)	1.29
2012	0.87	0.02		0.11	0.13	(0.02)		-	(0.02)	0.98
2011	0.89	0.02		(0.02)	0.00 (e)	(0.02)		-	(0.02)	0.87
Equity Income Portfolio
2015	$1.77	$0.03		$(0.14)	$(0.11)	$(0.03)		$(0.07)	$(0.10)	$1.56
2014	1.72	0.03		0.10	0.13	(0.02)		(0.06)	(0.08)	1.77
2013	1.34	0.03		0.37	0.40	(0.02)		-	(0.02)	1.72
2012	1.16	0.03		0.17	0.20	(0.02)		-	(0.02)	1.34
2011	1.19	0.02		(0.03)	(0.01)	(0.02)		-	(0.02)	1.16

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

190	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

6.01%	$860,348	0.43%	0.42%	0.82%	50.12%
9.02	885,880	0.43	0.41	0.76	42.36
35.86	847,384	0.44	0.43	0.79	85.54
12.94	533,815	0.45	0.44	0.90	68.40
(1.30)	514,007	0.44	0.44	0.65	47.15

13.64%	$778,837	0.76%	0.63%	0.27%	131.33%
9.43	722,379	0.77	0.64	(0.02)	54.58
29.01	624,512	0.79	0.71	0.04	63.90
20.14	388,620	0.79	0.73	0.71	15.65
(6.10)	305,120	0.79	0.74	0.32	45.98

(3.06)%	$509,411	0.45%	0.44%	2.04%	13.36%
8.56	555,639	0.45	0.44	2.08	5.92
28.58	538,368	0.46	0.46	1.78	72.60
11.63	384,679	0.46	0.46	1.43	74.09
(1.21)	377,069	0.45	0.45	1.26	51.46

(2.42)%	$153,841	0.81%	0.81%	0.99%	16.11%
12.58	166,948	0.82	0.82	0.91	27.31
30.86	151,099	0.83	0.83	1.00	55.43
15.20	78,700	0.87	0.84	1.05	132.66
(2.29)	69,268	0.82	0.82	0.82	35.91

1.17%	$2,386,253	0.21%	0.21%	1.87%	4.17%
13.46	2,370,298	0.22	0.22	1.84	2.65
32.05	2,164,501	0.22	0.22	1.90	3.76
15.76	1,704,471	0.22	0.21	2.12	2.77
1.95	1,569,801	0.21	0.21	1.86	3.21

(3.85)%	$174,429	0.74%	0.71%	1.49%	52.53%
13.03	190,954	0.75	0.72	1.55	55.92
31.29	170,062	0.78	0.76	1.73	49.12
16.47	86,915	0.82	0.79	1.99	34.71
1.49	69,674	0.78	0.78	1.84	47.30

(0.09)%	$610,458	0.56%	0.55%	2.06%	14.15%
13.87	620,021	0.56	0.56	1.92	7.97
34.03	570,648	0.57	0.57	2.10	17.09
14.35	400,058	0.58	0.58	2.23	134.18
0.91	385,811	0.57	0.57	2.26	40.73

(6.74)%	$732,781	0.65%	0.65%	2.08%	37.97%
7.43	781,735	0.66	0.66	1.94	13.56
29.94	676,031	0.67	0.67	1.77	15.98
17.23	409,097	0.68	0.68	2.21	16.21
(0.92)	306,921	0.67	0.67	2.05	13.79

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	191

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Mid Cap Growth Stock Portfolio
2015	$3.40	$0.01		$0.02	$0.03	$(0.00	)(e)	$(0.32)		$(0.32)		$3.11
2014	3.92	0.01		0.27	0.28	(0.01)		(0.79)		(0.80)		3.40
2013	3.26	0.02		0.80	0.82	(0.01)		(0.15)		(0.16)		3.92
2012	2.92	0.01		0.33	0.34	(0.00	)(e)	-		(0.00	)(e)	3.26
2011	3.12	0.00	(e)	(0.19)	(0.19)	(0.01)		-		(0.01)		2.92
Index 400 Stock Portfolio
2015	$1.96	$0.02		$(0.07)	$(0.05)	$(0.02)		$(0.12)		$(0.14)		$1.77
2014	1.90	0.02		0.15	0.17	(0.02)		(0.09)		(0.11)		1.96
2013	1.49	0.02		0.47	0.49	(0.02)		(0.06)		(0.08)		1.90
2012	1.34	0.02		0.21	0.23	(0.01)		(0.07)		(0.08)		1.49
2011	1.47	0.01		(0.04)	(0.03)	(0.01)		(0.09)		(0.10)		1.34
Mid Cap Value Portfolio
2015	$1.77	$0.02		$(0.04)	$(0.02)	$(0.03)		$(0.18)		$(0.21)		$1.54
2014	1.67	0.03		0.24	0.27	(0.02)		(0.15)		(0.17)		1.77
2013	1.30	0.02		0.37	0.39	(0.01)		(0.01)		(0.02)		1.67
2012	1.13	0.03		0.16	0.19	(0.02)		-		(0.02)		1.30
2011	1.16	0.02		(0.03)	(0.01)	(0.02)		-		(0.02)		1.13
Small Cap Growth Stock Portfolio
2015	$2.50	$0.01		$(0.01)	$-	$(0.00	)(e)	$(0.13)		$(0.13)		$2.37
2014	2.60	0.00	(e)	0.20	0.20	-		(0.30)		(0.30)		2.50
2013	1.88	0.00	(e)	0.73	0.73	(0.01)		-		(0.01)		2.60
2012	1.72	0.00	(e)	0.16	0.16	-		-		-		1.88
2011	1.77	0.00	(e)	(0.04)	(0.04)	(0.01)		-		(0.01)		1.72
Index 600 Stock Portfolio
2015	$1.16	$0.01		$(0.04)	$(0.03)	$-		$(0.00	)(e)	$(0.00	)(e)	$1.13
2014	1.33	0.01		0.06	0.07	(0.02)		(0.22)		(0.24)		1.16
2013	1.01	0.01		0.39	0.40	(0.04)		(0.04)		(0.08)		1.33
2012	0.91	0.01		0.14	0.15	(0.03)		(0.02)		(0.05)		1.01
2011	0.94	0.01		(0.01)	0.00 (e)	(0.01)		(0.02)		(0.03)		0.91
Small Cap Value Portfolio
2015	$2.38	$0.02		$(0.14)	$(0.12)	$(0.02)		$(0.14)		$(0.16)		$2.10
2014	2.45	0.02		(0.02)	0.00 (e)	(0.01)		(0.06)		(0.07)		2.38
2013	1.89	0.01		0.59	0.60	(0.03)		(0.01)		(0.04)		2.45
2012	1.65	0.03		0.24	0.27	(0.01)		(0.02)		(0.03)		1.89
2011	1.69	0.01		(0.04)	(0.03)	(0.01)		-		(0.01)		1.65
International Growth Portfolio
2015	$1.34	$0.02		$(0.04)	$(0.02)	$(0.02)		$-		$(0.02)		$1.30
2014	1.43	0.02		(0.09)	(0.07)	(0.02)		-		(0.02)		1.34
2013	1.21	0.02		0.22	0.24	(0.02)		-		(0.02)		1.43
2012	1.04	0.02		0.17	0.19	(0.02)		-		(0.02)		1.21
2011	1.21	0.02		(0.18)	(0.16)	(0.01)		-		(0.01)		1.04
Research International Core Portfolio
2015	$0.90	$0.02		$(0.03)	$(0.01)	$(0.02)		$(0.02)		$(0.04)		$0.85
2014	0.99	0.02		(0.09)	(0.07)	(0.01)		(0.01)		(0.02)		0.90
2013	0.83	0.01		0.15	0.16	(0.00	)(e)	-		(0.00	)(e)	0.99
2012	0.72	0.01		0.11	0.12	(0.01)		-		(0.01)		0.83
2011	0.82	0.01		(0.10)	(0.09)	(0.01)		-		(0.01)		0.72

(e)	Amount is less than $0.005.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

0.71%	$1,025,151	0.53%	0.52%	0.17%	68.54%
8.49	1,098,155	0.54	0.51	0.25	82.51
25.53	1,073,332	0.54	0.52	0.44	137.80
11.97	828,953	0.54	0.52	0.39	63.30
(6.18)	812,782	0.53	0.53	0.12	50.26

(2.38)%	$634,401	0.28%	0.27%	1.23%	18.70%
9.42	652,404	0.28	0.27	1.25	12.20
33.16	624,092	0.29	0.28	1.15	11.21
17.64	479,041	0.28	0.28	1.27	10.91
(1.92)	439,395	0.27	0.27	1.04	13.15

(1.33)%	$410,233	0.89%	0.77%	1.38%	71.46%
16.69	427,853	0.90	0.78	1.56	66.16
30.24	343,933	0.91	0.85	1.54	68.43
16.57	163,223	0.93	0.93	2.14	75.97
(0.61)	124,257	0.91	0.91	1.66	100.60

0.32%	$494,932	0.57%	0.56%	0.22%	48.21%
8.66	529,548	0.57	0.57	0.12	27.07
38.60	520,492	0.59	0.59	0.00	155.34
9.48	376,226	0.59	0.59	(0.12)	76.49
(2.78)	379,359	0.57	0.57	(0.20)	75.67

(2.35)%	$113,993	0.36%	0.34%	0.95%	46.59%
5.34	101,286	0.39	0.35	0.93	49.73
40.67	123,487	0.38	0.35	0.76	47.23
15.80	73,722	0.42	0.35	1.36	38.47
0.90	54,012	0.37	0.35	0.72	52.75

(5.45)%	$514,970	0.88%	0.88%	1.00%	35.53%
0.22	583,367	0.88	0.88	0.81	16.29
31.76	576,830	0.88	0.88	0.46	9.17
16.33	409,648	0.88	0.88	1.54	5.82
(1.36)	362,566	0.87	0.87	0.63	7.25

(1.73)%	$485,313	0.74%	0.74%	1.12%	134.92%
(4.52)	436,931	0.74	0.74	1.75	64.20
19.81	420,218	0.76	0.76	1.20	77.33
17.99	329,718	0.80	0.80	1.92	65.36
(13.17)	266,215	0.78	0.78	1.50	82.02

(1.11)%	$498,395	0.91%	0.91%	1.78%	32.43%
(6.71)	457,008	0.94	0.94	2.45	25.24
18.92	412,413	0.98	0.98	1.65	30.41
16.76	261,268	1.11	1.11	1.83	42.10
(10.48)	91,956	1.37	1.15	1.79	34.10

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	193

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
International Equity Portfolio
2015	$1.77	$0.04		$(0.08)		$(0.04)	$(0.05)		$(0.07)		$(0.12)		$1.61
2014	2.13	0.06		(0.24)		(0.18)	(0.04)		(0.14)		(0.18)		1.77
2013	1.79	0.04		0.34		0.38	(0.04)		(0.00	)(e)	(0.04)		2.13
2012	1.52	0.04		0.27		0.31	(0.04)		-		(0.04)		1.79
2011	1.73	0.05		(0.22)		(0.17)	(0.04)		-		(0.04)		1.52
Emerging Markets Equity Portfolio
2015	$0.93	$0.01		$(0.13)		$(0.12)	$(0.01)		$-		$(0.01)		$0.80
2014	0.99	0.01		(0.06)		(0.05)	(0.01)		(0.00	)(e)	(0.01)		0.93
2013	1.06	0.01		(0.07)		(0.06)	(0.01)		(0.00	)(e)	(0.01)		0.99
2012	0.89	0.01		0.16		0.17	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.06
2011	1.11	0.01		(0.22)		(0.21)	(0.01)		-		(0.01)		0.89
Money Market Portfolio
2015	$1.00	$0.00	(e)	$-		$0.00 (e)	$(0.00	)(e)	$(0.00	)(e)	$(0.00	)(e)	$1.00
2014	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.00
2013	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.00
2012	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.00
2011	1.00	0.00	(e)	-		0.00 (e)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.00
Short-Term Bond Portfolio
2015	$1.03	$0.01		$(0.00	)(e)	$0.01	$(0.01)		$-		$(0.01)		$1.03
2014	1.03	0.01		-		0.01	(0.01)		-		(0.01)		1.03
2013	1.03	0.01		(0.01)		0.00 (e)	(0.00	)(e)	-		(0.00	)(e)	1.03
2012	1.02	0.01		0.01		0.02	(0.01)		-		(0.01)		1.03
2011	1.03	0.02		(0.01)		0.01	(0.02)		(0.00	)(e)	(0.02)		1.02
Select Bond Portfolio
2015	$1.27	$0.02		$(0.01)		$0.01	$(0.02)		$(0.01)		$(0.03)		$1.25
2014	1.23	0.02		0.05		0.07	(0.03)		-		(0.03)		1.27
2013	1.30	0.03		(0.05)		(0.02)	(0.03)		(0.02)		(0.05)		1.23
2012	1.31	0.03		0.03		0.06	(0.04)		(0.03)		(0.07)		1.30
2011	1.29	0.04		0.05		0.09	(0.04)		(0.03)		(0.07)		1.31
Long-Term U.S. Government Bond Portfolio
2015	$1.12	$0.03		$(0.05)		$(0.02)	$(0.02)		$-		$(0.02)		$1.08
2014	0.92	0.03		0.19		0.22	(0.02)		-		(0.02)		1.12
2013	1.07	0.03		(0.18)		(0.15)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	0.92
2012	1.13	0.03		0.02		0.05	(0.02)		(0.09)		(0.11)		1.07
2011	1.00	0.03		0.25		0.28	(0.02)		(0.13)		(0.15)		1.13
Inflation Protection Portfolio
2015	$1.10	$0.01		$(0.03)		$(0.02)	$(0.03)		$-		$(0.03)		$1.05
2014	1.08	0.01		0.03		0.04	(0.01)		(0.01)		(0.02)		1.10
2013	1.22	0.01		(0.12)		(0.11)	(0.01)		(0.02)		(0.03)		1.08
2012	1.18	0.02		0.06		0.08	(0.03)		(0.01)		(0.04)		1.22
2011	1.06	0.04		0.09		0.13	(0.00	)(e)	(0.01)		(0.01)		1.18

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(2.21)%	$1,605,948	0.73%		0.64%		2.05%	18.80%
(8.80)	1,635,378	0.72		0.66		2.91	17.84
21.38	1,778,202	0.73		0.66		2.10	34.06
21.52	1,485,696	0.73		0.68		2.55	41.34
(10.10)	1,218,070	0.72		0.67		2.75	32.06

(12.24)%	$444,297	1.32%		1.32%		0.91%	45.83%
(6.25)	416,997	1.34		1.34		1.02	45.75
(5.15)	357,253	1.40		1.40		0.81	31.60
18.83	256,476	1.49		1.48		1.17	27.32
(18.66)	146,836	1.59		1.50		1.21	45.56

0.01%	$445,287	0.33%		0.26%		0.01%	-%
0.07	438,752	0.33		0.07		0.07	-
0.10	483,182	0.32		0.07		0.10	-
0.15	483,437	0.32		0.09		0.15	-
0.14	496,563	0.30		0.08		0.13	-

0.72%	$244,204	0.43%		0.42%		1.17%	35.76%
0.38	234,487	0.41		0.41		0.76	196.15
0.55	196,198	0.42		0.42		0.76	199.33
2.07	145,036	0.41		0.40		1.18	267.65
0.55	165,716	0.38		0.38		1.79	116.64

0.53%	$2,856,958	0.31%		0.31%		1.76%	476.41	%(g)
5.56	2,841,156	0.32		0.32		1.97	308.80	(g)
(2.16)	1,712,896	0.32		0.32		1.99	131.49	(g)
4.96	1,685,293	0.32		0.31		2.32	130.37	(g)
7.16	1,485,430	0.30		0.30		3.10	139.34	(g)

(1.47)%	$104,513	0.69	%(s)	0.67	%(s)	2.32%	32.93	%(g)(t)
23.73	109,250	0.68	(s)	0.67	(s)	2.67	116.62	(g)(t)
(13.27)	87,627	0.69	(s)	0.68	(s)	2.69	125.96	(g)(t)
3.75	113,136	0.66	(s)	0.65	(s)	2.35	164.63	(g)(t)
28.92	147,149	0.59		0.59		2.32	665.73	(g)

(2.20)%	$287,089	0.63%		0.59%		0.52%	17.29%
3.14	285,685	0.63		0.59		1.26	20.25
(8.33)	252,708	0.64		0.62		0.91	31.82
7.35	254,176	0.63		0.62		1.92	77.11
11.93	178,375	0.61		0.61		3.74	52.72

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(s)	The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.67% and 0.64% respectively for the period ended December 31, 2015, 0.67% and 0.65% respectively in 2014, 0.67% and 0.65% respectively in 2013, and 0.63% and 0.62% respectively in 2012.

(t)	Due to a change in accounting standards effective for 2012, certain financing transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as secured borrowing.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	195

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions	Net Asset Value, End of Period
High Yield Bond Portfolio
2015	$0.72	$0.04	$(0.05)	$(0.01)	$(0.03)		$-		$(0.03)	$0.68
2014	0.75	0.04	(0.03)	0.01	(0.04)		-		(0.04)	0.72
2013	0.75	0.04	-	0.04	(0.04)		-		(0.04)	0.75
2012	0.70	0.05	0.05	0.10	(0.05)		-		(0.05)	0.75
2011	0.72	0.05	(0.02)	0.03	(0.05)		-		(0.05)	0.70
Multi-Sector Bond Portfolio
2015	$1.08	$0.04	$(0.05)	$(0.01)	$(0.06)		$(0.02)		$(0.08)	$0.99
2014	1.08	0.04	(0.01)	0.03	(0.03)		-		(0.03)	1.08
2013	1.14	0.04	(0.05)	(0.01)	(0.04)		(0.01)		(0.05)	1.08
2012	1.00	0.04	0.11	0.15	(0.01)		(0.00	)(e)	(0.01)	1.14
2011	1.03	0.05	(0.01)	0.04	(0.05)		(0.02)		(0.07)	1.00
Balanced Portfolio
2015	$1.48	$0.02	$(0.02)	$-	$(0.03)		$(0.07)		$(0.10)	$1.38
2014	1.56	0.02	0.07	0.09	(0.04)		(0.13)		(0.17)	1.48
2013	1.51	0.03	0.14	0.17	(0.05)		(0.07)		(0.12)	1.56
2012	1.39	0.03	0.11	0.14	(0.02)		-		(0.02)	1.51
2011	1.40	0.03	0.00 (e)	0.03	(0.04)		-		(0.04)	1.39
Asset Allocation Portfolio
2015	$1.20	$0.02	$(0.03)	$(0.01)	$(0.02)		$(0.06)		$(0.08)	$1.11
2014	1.28	0.01	0.05	0.06	(0.03)		(0.11)		(0.14)	1.20
2013	1.13	0.02	0.17	0.19	(0.04)		-		(0.04)	1.28
2012	1.02	0.02	0.09	0.11	(0.00	)(e)	-		0.00 (e)	1.13
2011	1.05	0.02	(0.02)	0.00 (e)	(0.03)		-		(0.03)	1.02

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Financial Highlights

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(1.36)%	$688,124	0.46%		0.46%		5.55%		27.49%
1.18	701,988	0.47		0.47		5.43		96.48
5.84	518,387	0.48		0.48		5.70		53.07
13.89	460,942	0.48		0.47		6.50		45.66
4.59	376,289	0.46		0.46		7.33		44.40

(2.22)%	$580,634	0.85%		0.79%		4.13%		58.14	%(g)(t)
3.25	546,059	0.86		0.81		3.89		58.51	(g)(t)
(1.58)	459,258	0.88		0.88		3.91		65.10	(g)
14.94	372,656	0.86		0.85		4.11		41.31	(g)
4.99	234,872	0.83		0.83		5.15		59.18	(g)

(0.12)%	$2,219,466	0.31	%(v)	0.08	%(v)	1.43	%(u)	13.53%
5.56	2,367,127	0.32	(v)	0.16	(v)	1.29	(u)	56.83	(g)(h)
12.08	2,366,285	0.32		0.32		1.91		112.58	(g)
9.69	2,240,232	0.31		0.30		2.18		121.91	(g)
2.11	2,188,140	0.30		0.30		2.27		114.17	(g)

(0.43)%	$249,413	0.58	%(v)	0.08	%(v)	1.47	%(u)	15.36%
5.15	266,409	0.62	(v)	0.23	(v)	1.13	(u)	39.50	(g)(h)
16.67	260,576	0.65		0.60		1.65		105.28	(g)
11.02	235,762	0.63		0.54		1.84		119.01	(g)
(0.08)	230,257	0.58		0.53		1.74		95.15	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(h)	Portfolio Turnover Rate excludes the impact of in kind transactions.

(t)	Due to a change in accounting standards effective for 2012, certain financing transactions which were previously accounted for as a sale and subsequent repurchase are now accounted for as secured borrowing.

(u)	Net investment income is afffected by the timing of dividend declarations by investee funds.

(v)	The ratios do not reflect the fund of fund’s proportionate share of income and expenses of the underlying investee funds.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	197

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940. The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds).

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Portfolios may record a deferred tax liability in respect of unrealized appreciation on foreign securities for capital gains net of losses, if applicable, and repatriation taxes.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2012 to 2015) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Money Market Portfolio and at least annually for the remaining Portfolios of the Series Fund, when applicable. During 2015 and 2014, the Money Market Portfolio utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Funds consider highly liquid temporary cash investments

198	Notes to Financial Statements

Notes to Financial Statements

purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

Note 3. Security Valuation

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•	Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•	Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy where applicable.

•	Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•	Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

Notes to Financial Statements	199

Notes to Financial Statements

•	Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•	Money market investments, other than in the Money Market Portfolio, are generally valued by a pricing service. All securities in the Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•	Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•	Centrally cleared swaps are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 in the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate forward rate to produce the daily settlement price. These securities are categorized as Level 2 in the fair value hierarchy.

•	Over-the-counter financial derivatives, such as foreign currency contracts, futures contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•	Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. The Portfolios recognize transfers between levels as of the end of the period. The amounts of transfers between Levels 1 and 2 are disclosed in the Notes to Schedules of Investments for the Portfolio. For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (GAAP) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the Notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments.

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Series Fund’s Board of Directors (sometimes referred to hereinafter as “Board”) has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser and Northwestern

200	Notes to Financial Statements

Notes to Financial Statements

Mutual in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

Note 4. Securities and Other Investments

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on

Notes to Financial Statements	201

Notes to Financial Statements

prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation indexed bond will be included as interest income in the applicable Portfolio’s Statement of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2015, there were no short positions held by any Portfolio.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the treasury security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. For the period ended December 31, 2015, only the Multi Sector Bond Portfolio invested in loan participations and assignments. At December 31, 2015, there were no unfunded loan commitments outstanding.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The

202	Notes to Financial Statements

Notes to Financial Statements

Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. As of December 31, 2015, there were no reverse repurchase agreements held by any Portfolio.

Note 5. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Notes to Financial Statements	203

Notes to Financial Statements

Transactions in written call and put options for the period ended December 31, 2015 were as follows (amounts in thousands, except number of contracts):

	Balance at 12/31/2014	Sales	Closing Buys	Expirations	Exercised	Balance at 12/31/2015
Long-Term U.S. Government Bond Portfolio
# of Contracts	-	96	-	(48)	(48)	-
Premium	$-	37	-	(21)	(16)	$-
Multi-Sector Bond Portfolio
Notional Amount	$-	29,000	-	(14,500)	(14,500)	$-
Premium	$-	219	-	(131)	(88)	$-

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

204	Notes to Financial Statements

Notes to Financial Statements

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2015, are (amounts in thousands):

	Asset Derivatives – December 31, 2015		Liability Derivatives – December 31, 2015
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	$-	Payables – Futures Variation Margin	$433
Large Company Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	26	Payables – Foreign Currency Purchased	15
Equity Income Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	-	Payables – Foreign Currency Purchased	2
Index 400 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	153
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	31	Payables – Foreign Currency Purchased	52
Index 600 Portfolio
Total return contracts	Receivables – Outstanding Swaps Contracts, at Value	-	Payables – Outstanding Swaps Contracts, at Value	475
Research International Core Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	1	Payables – Foreign Currency Purchased	-
Emerging Markets Equity Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	2	Payables – Foreign Currency Purchased	-
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	1	Payables – Futures Variation Margin	7
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	6

Notes to Financial Statements	205

Notes to Financial Statements

	Asset Derivatives – December 31, 2015		Liability Derivatives – December 31, 2015
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Inflation Protection Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	$856	Payables – Foreign Currency Purchased	$41
Interest rate contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	42
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	6	Payables – Outstanding Swaps Contracts, at Value	6,318
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	11	Payables – Outstanding Swaps Contracts, at Value	11,821
Foreign exchange contracts	Receivables – Foreign Currency Sold	2,404	Payables – Foreign Currency Purchased	2,692
Interest rate contracts	Receivables – Futures Variation Margin	209	Payables – Futures Variation Margin	4
Interest rate contracts	Receivables – Outstanding Swaps Contracts, at Value	12	Payables – Outstanding Swaps Contracts, at Value	16
Balanced Portfolio
Equity contracts	Receivables – Futures Variation Margin	2	Payables – Futures Variation Margin	-
Asset Allocation Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	5

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2015 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Focused Appreciation Portfolio
Foreign currency exchange contracts	$-	$-	$(270)	$-	$(270)
Index 500 Stock Portfolio
Equity contracts	-	1,821	-	-	1,821
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	601	-	601
Equity Income Portfolio
Foreign currency exchange contracts	-	-	3	-	3
Index 400 Stock Portfolio
Equity contracts	-	(713)	-	-	(713)
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	2,073	-	2,073
Index 600 Stock Portfolio
Equity contracts	-	-	-	(89)	(89)
International Growth Portfolio
Foreign currency exchange contracts	-	-	(380)	-	(380)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(231)	-	(231)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(1,177)	-	(1,177)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(140)	-	(140)
Short-Term Bond Portfolio
Foreign currency exchange contracts	-	-	187	-	187
Interest rate contracts	-	(244)	-	-	(244)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	37	1	-	-	38
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	3,123	-	3,123
Interest rate contracts	-	(472)	-	(85)	(557)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	1,356	1,356
Foreign currency exchange contracts	-	-	15,146	-	15,146
Interest rate contracts	130	(1,547)	-	(810)	(2,227)
Balanced Portfolio
Equity contracts	-	21	-	-	21
Asset Allocation Portfolio
Equity contracts	-	9	-	-	9

206	Notes to Financial Statements

Notes to Financial Statements

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the period ended December 31, 2015 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$(1,071)	$-	$-	$(1,071)
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	(19)	-	(19)
Equity Income Portfolio
Foreign currency exchange contracts	-	-	(2)	-	(2)
Index 400 Stock Portfolio
Equity contracts	-	(539)	-	-	(539)
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(112)	-	(112)
Index 600 Stock Portfolio
Interest Rate Contracts	-	-	-	(126)	(126)
International Growth Portfolio
Foreign currency exchange contracts	-	-	(8)	-	(8)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(14)	-	(14)
International Equity Portfolio
Foreign currency exchange contracts	-	-	234	-	234
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(2)	-	(2)
Short-Term Bond Portfolio
Interest rate contracts	-	28	-	-	28
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	(4)	-	-	(4)
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	(7)	-	(7)
Interest rate contracts	-	459	-	(1,147)	(688)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(5,520)	(5,520)
Foreign currency exchange contracts	-	-	(3,372)	-	(3,372)
Interest rate contracts	-	(1,195)	-	430	(765)
Balanced Portfolio
Equity contracts	-	(629)	-	-	(629)
Asset Allocation Portfolio
Equity contracts	-	(130)	-	-	(130)

Notes to Financial Statements	207

Notes to Financial Statements

Volumes on derivative instruments by contract type and primary risk exposure, for the period ended December 31, 2015 are (amounts in thousands):

	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Focused Appreciation Portfolio
Foreign currency exchange contracts	-	-	135	-	-
Index 500 Stock Portfolio
Equity contracts	-	320	-	-	-
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	7,012	-	-
Equity Income Portfolio
Foreign currency exchange contracts	-	-	87	-	-
Index 400 Stock Portfolio
Equity contracts	-	109	-	-	-
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	22,093	-	-
Index 600 Stock Portfolio
Interest rate contracts	-	-	-	9,625	-
International Growth Portfolio
Foreign currency exchange contracts	-	-	324	-	-
Research International Core Portfolio
Foreign currency exchange contracts	-	-	2	-	-
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	153	-	-
Short-Term Bond Portfolio
Interest rate contracts	-	95	455	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	58	-	-	-
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	44,173	-	-
Interest rate contracts	-	81	-	77,810	-
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	49,827	-
Foreign currency exchange contracts	-	-	353,774	-	-
Interest rate contracts	5,800	635	-	756,487	-
Balanced Portfolio
Equity contracts	-	66	-	-	-
Asset Allocation Portfolio
Equity contracts	-	22	-	-	-

Note 6. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that govern repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing

208	Notes to Financial Statements

Notes to Financial Statements

transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that govern certain OTC financial derivative transactions. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral presented below has been limited such that the net amount cannot be less than zero.

Index 600 Stock Portfolio

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2015		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Swaps		$475	$-	$475

Financial Liabilties, Derivative Liabilities, and Collateral Pledged
As of December 31, 2015	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Credit Suisse International	$475	$(155)	$(320)	$-

Money Market Portfolio

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2015		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements		$22,500	$-	$22,500

Financial Assets, Derivative Assets, and Collateral Held
As of December 31, 2015	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of Nova Scotia.	$4,500	(4,500)	$-	$-
Citibank, N.A.	18,000	(18,000)	-	-

Total	$22,500	$(22,500)	$-	$-

Notes to Financial Statements	209

Notes to Financial Statements

Long-Term Government Bond Portfolio
Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2015		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Financing Transactions		$58,991	$-	$58,991

Financial Liabilties, Derivative Liabilities, and Collateral Pledged
As of December 31, 2015	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Goldman Sachs & Co.	$5,677	$(5,671)	$-	$6
Morgan Stanley & Co. LLC	53,314	(53,310)	-	4

Total	$58,991	$(58,981)	$-	$10

Inflation Protection Portfolio

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2015		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$856	$-	$856
Swaps		6	-	6

Total		$862	$-	$862

Financial Assets, Derivative Assets, and Collateral Held
As of December 31, 2015	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$6	$(6)	$-	$-
HSBC Bank USA	856	(268)	-	588

Total	$862	$(274)	$-	$588

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2015		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$41	$-	$41
Swaps		6,318	-	6,318

Total		$6,359	$-	$6,359

210	Notes to Financial Statements

Notes to Financial Statements

Inflation Protection Portfolio (continued)

Financial Liabilties, Derivative Liabilities, and Collateral Pledged
As of December 31, 2015	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$2,619	$(2,619)	$-	$-
Barclays Bank PLC	3,699	(3,699)	-	-
HSBC Bank USA	41	(41)	-	-

Total	$6,359	$(6,359)	$-	$-

Multi-Sector Bond Portfolio

Offsetting of Financial Assets and Derivative Assets
As of December 31, 2015		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$2,404	$-	$2,404
Swaps		2	-	2

Total		$2,406	$-	$2,406

Financial Assets, Derivative Assets, and Collateral Held
As of December 31, 2015	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$877	$(877)	$-	$-
BNP Paribas SA	130	(130)	-	-
Citibank, N.A.	912	(912)	-	-
Goldman Sachs International	204	(204)	-	-
HSBC Bank USA	41	(41)	-	-
JPMorgan Chase Bank, N.A.	237	(237)	-	-
UBS AG	5	-	-	5

Total	$2,406	$(2,401)	$-	$5

Offsetting of Financial Liabilities and Derivative Liabilities
As of December 31, 2015		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$2,692	$-	$2,692
Swaps		11,821	-	11,821
Financing Transactions		13,906	-	13,906

Total		$28,419	$-	$28,419

Notes to Financial Statements	211

Notes to Financial Statements

Multi-Sector Bond Portfolio (continued)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
As of December 31, 2015	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$919	$(877)	$(42)	$-
Barclays Bank PLC	2,016	(2,016)	-	-
BNP Paribas SA	715	(715)	-	-
Citibank, N.A.	4,822	(912)	-	3,910
Goldman Sachs International	2,333	(204)	-	2,129
HSBC Bank USA	2,040	(41)	-	1,999
JPMorgan Chase Bank, N.A.	1,301	(1,155)	-	146
Morgan Stanley Capital Services	14,273	(14,273)	-	-

Total	$28,419	$(20,193)	$(42)	$8,184

Note 7. Investment Advisory, Sub-Advisory, and Compliance Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, a wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Domestic Equity Portfolio	0.65%	0.55%	0.50%
Large Company Value Portfolio	0.72%	0.67%	0.62%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

212	Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and extraordinary expenses) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2016
Large Cap Blend Portfolio	0.85%	April 30, 2016
Large Company Value Portfolio	0.80%	April 30, 2016
Domestic Equity Portfolio	0.75%	April 30, 2016
Equity Income Portfolio	0.75%	April 30, 2016
Mid Cap Value Portfolio	1.00%	April 30, 2016
Index 600 Stock Portfolio	0.35%	April 30, 2016
Small Cap Value Portfolio	1.00%	April 30, 2016
International Growth Portfolio	1.10%	April 30, 2016
Research International Core Portfolio	1.15%	April 30, 2016
Emerging Markets Equity Portfolio	1.50%	April 30, 2016
Short-Term Bond Portfolio	0.45%	April 30, 2016
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2016
Inflation Protection Portfolio	0.65%	April 30, 2016
Multi-Sector Bond Portfolio	0.90%	April 30, 2016
Asset Allocation Portfolio	0.75%	April 30, 2016

Growth Stock Portfolio — For the period from January 1, 2015 through April 30, 2015, MSA agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee was 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. Effective May 1, 2015, MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.38% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Focused Appreciation Portfolio — For the period from January 1, 2015 through April 30, 2015, MSA agreed to waive a portion of its management fee such that the management fee was 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, and 0.60% on average net assets in excess of $500 million. Effective May 1, 2015, MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Notes to Financial Statements	213

Notes to Financial Statements

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.35% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Large Company Value Portfolio — For the period from January 1, 2015 through April 30, 2015, MSA agreed to waive a portion of its management fee such that the management fee was 0.68% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, and 0.59% on average net assets in excess of $250 million. Effective May 1, 2015, MSA has agreed to waive a portion of its management fee such that the management fee is 0.68% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Domestic Equity Portfolio — Effective May 1, 2015, MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, and 0.48% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Equity Income Portfolio — Effective May 1, 2015, MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $500 million of average net assets, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Mid Cap Growth Stock Portfolio — For the period from January 1, 2015 through April 30, 2015, MSA agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee was 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. MSA terminated this fee waiver agreement effective May 1, 2015.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee on average net assets over $500 million such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Mid Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, and 0.70% in excess of $150 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Small Cap Growth Stock Portfolio — For the period from January 1, 2015 through April 30, 2015, MSA agreed to waive a portion of its management fee on assets over $500 million such that the management fee was 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $400 million and 0.45% on average net assets in excess of $500 million. MSA terminated this fee waiver agreement effective May 1, 2015.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

International Equity Portfolio — For the period from January 1, 2015 through April 30, 2015, MSA agreed to waive a portion of its management fee such that the management fee for the Portfolio was 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on the next $950 million, 0.58% on the next $500 million, 0.51% on the next $500 million, and 0.45% on average net assets in excess of $2 billion. Effective May 1, 2015, MSA has agreed to waive a portion of its management fee such that the management fee for the Portfolio is 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on the next $950 million, 0.50% on the next $500 million, and 0.45% on average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Money Market Portfolio –– MSA voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

214	Notes to Financial Statements

Notes to Financial Statements

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Long-Term U.S. Government Bond Portfolio — Effective May 1, 2015, MSA has agreed to waive a portion of its management fee on assets over $500 million such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Inflation Protection Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

High Yield Bond Portfolio — For the period from January 1, 2015 through April 30, 2015, MSA agreed to waive a portion of its management fee on assets over $1 billion such that the management fee was 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.35% on average net assets in excess of $1 billion. Effective May 1, 2015, MSA has agreed to waive a portion of its management fee on average net assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Multi-Sector Bond Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, and 0.70% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in affiliated companies is 0.05%. MSA may terminate this fee waiver agreement at any time after April 30, 2016.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.45% on the next $150 million, and 0.35% on average net assets in excess of $250 million. In addition, MSA has agreed to waive a portion of its management fee such that its management fee on assets invested in affiliated companies is 0.05%. MSA may terminate these fee waiver agreements at any time after April 30, 2016.

Certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. Expense offset arrangements are reflected as Waived Fees Paid Indirectly on the Statements of Operations.

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

Note 8. Federal Income Tax Matters

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, corporate actions, passive foreign investment companies, and financing transactions.

Notes to Financial Statements	215

Notes to Financial Statements

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies, corporate actions and paydowns on structured product investments.

A summary of the Portfolios’ capital loss carryovers as of December 31, 2015 is provided below:

Portfolio	Amount Subject to Expiration	Expiration	Utilized in 2015	Amount Not Subject to Expiration
	(Amount in thousands)
Domestic Equity Portfolio	$-	-	$8,450	$-
International Growth Portfolio	7,111	2017	-	3,186
Emerging Markets Equity Portfolio	-	-	-	25,923
Money Market Portfolio	-	-	5	-
Short-Term Bond Portfolio	-	-	-	1,369
Long-Term U.S. Government Bond Portfolio	-	-	1,011	-
Inflation Protection Portfolio	-	-	-	463
High Yield Bond Portfolio	28,315	2016-2017	1,438	1,038
Multi-Sector Bond Portfolio	-	-	-	17,247

Capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year and must be utilized prior to the losses incurred prior to 2011.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2015 and 2014 was as follows:

	2015 Distributions Paid From:		2014 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$20,753	$49,004	$27,171	$60,242
Focused Appreciation Portfolio	6,918	75,590	131	67,736
Large Cap Core Stock Portfolio	11,360	8,027	17,975	39,484
Large Cap Blend Portfolio	3,963	6,208	106	5,976
Index 500 Stock Portfolio	41,688	40,759	38,463	25,764
Large Company Value Portfolio	7,419	11,909	-	9,080
Domestic Equity Portfolio	11,101	-	10,099	-
Equity Income Portfolio	13,743	29,517	11,149	19,806
Mid Cap Growth Stock Portfolio	25,222	74,427	57,787	153,067
Index 400 Stock Portfolio	8,080	39,526	8,640	27,745
Mid Cap Value Portfolio	22,955	26,380	18,475	17,632
Small Cap Growth Stock Portfolio	12,067	14,940	-	57,514
Index 600 Stock Portfolio	-	339	2,227	15,089
Small Cap Value Portfolio	3,773	32,571	2,436	14,253
International Growth Portfolio	7,804	-	5,721	-
Research International Core Portfolio	10,556	10,976	6,491	2,773
International Equity Portfolio	50,077	67,503	48,726	101,968
Emerging Markets Equity Portfolio	3,916	-	2,542	142
Money Market Portfolio	43	3	347	-
Short-Term Bond Portfolio	1,717	-	1,286	-
Select Bond Portfolio	55,277	1,029	36,871	-
Long-Term U.S. Government Bond Portfolio	2,212	-	2,087	-
Inflation Protection Portfolio	6,992	-	1,837	2,450
High Yield Bond Portfolio	32,590	-	27,964	-
Multi-Sector Bond Portfolio	35,421	4,734	13,804	-
Balanced Portfolio	66,615	85,601	111,042	132,396
Asset Allocation Portfolio	6,708	11,409	9,473	19,751

216	Notes to Financial Statements

Notes to Financial Statements

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in thousands)
Growth Stock Portfolio	$7,243	$80,810	$-	$160,479
Focused Appreciation Portfolio	50,577	165,466	-	13,663
Large Cap Core Stock Portfolio	10,936	9,147	-	74,867
Large Cap Blend Portfolio	3,122	10,542	-	11,118
Index 500 Stock Portfolio	46,692	52,112	-	1,022,578
Large Company Value Portfolio	3,895	16,094	-	1,047
Domestic Equity Portfolio	12,521	25,926	-	114,452
Equity Income Portfolio	15,947	39,501	-	40,793
Mid Cap Growth Stock Portfolio	3,881	77,596	-	35,046
Index 400 Stock Portfolio	8,031	52,203	-	131,979
Mid Cap Value Portfolio	17,631	25,579	-	(2,790)
Small Cap Growth Stock Portfolio	3,262	49,556	-	41,488
Index 600 Stock Portfolio	1,145	6,003	-	9,703
Small Cap Value Portfolio	5,485	70,033	-	86,038
International Growth Portfolio	5,949	-	(10,297)	(4,011)
Research International Core Portfolio	9,201	3,916	-	(11,790)
International Equity Portfolio	33,745	20,771	-	(9,575)
Emerging Markets Equity Portfolio	3,684	-	(25,923)	(62,427)
Money Market Portfolio	42	-	-	-
Short-Term Bond Portfolio	3,014	-	(1,369)	(980)
Select Bond Portfolio	67,096	2,216	-	(36,865)
Long-Term U.S. Government Bond Portfolio	4,300	-	-	(3,236)
Inflation Protection Portfolio	3,649	-	(463)	(10,780)
High Yield Bond Portfolio	39,861	-	(29,354)	(57,522)
Multi-Sector Bond Portfolio	28,850	-	(17,247)	(43,469)
Balanced Portfolio	49,667	62,181	-	11,288
Asset Allocation Portfolio	5,868	9,122	-	1,784

Note 9. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the periods ended December 31, 2015 and 2014 are summarized below:

Portfolio	2015 Reimbursements	2014 Reimbursements
International Growth Portfolio	$473,424	$401,626
Research International Core Portfolio	720,001	423,715
International Equity Portfolio	2,899,989	3,145,179
Emerging Markets Equity Portfolio	600,714	554,965

Note 10. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Notes to Financial Statements	217

Notes to Financial Statements

Note 11. Investment Income and Securities Transactions

For the period ended December 31, 2015, transactions in securities other than short term investments were:

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/Maturities	U.S. Govt. Security Sales/Maturities
	(Amounts in thousands)
Growth Stock Portfolio	$434,970	$-	$510,750	$-
Focused Appreciation Portfolio	986,421	-	1,014,179	-
Large Cap Core Stock Portfolio	71,029	-	90,852	-
Large Cap Blend Portfolio	24,236	-	32,612	-
Index 500 Stock Portfolio	112,015	-	97,539	-
Large Company Value Portfolio	96,616	-	102,112	-
Domestic Equity Portfolio	105,710	-	85,245	-
Equity Income Portfolio	338,968	-	279.788	-
Mid Cap Growth Stock Portfolio	708,609	-	771,631	-
Index 400 Stock Portfolio	121,836	-	119,222	-
Mid Cap Value Portfolio	296,806	-	299,257	-
Small Cap Growth Stock Portfolio	252,233	-	289,112	-
Index 600 Stock Portfolio	61,077	-	45,251	-
Small Cap Value Portfolio	193,552	-	216,607	-
International Growth Portfolio	667,772	-	605,730	-
Research International Core Portfolio	224,804	-	160,014	-
International Equity Portfolio	358,037	-	310,349	-
Emerging Markets Equity Portfolio	292,383	-	199,209	-
Short-Term Bond Portfolio	109,824	1,991	75,104	8,692
Select Bond Portfolio	11,520,436	3,366,615	11,101,835	3,538,788
Long-Term U.S. Government Bond Portfolio	1,439	35,736	244	36,266
Inflation Protection Portfolio	55,954	9,153	44,984	4,285
High Yield Bond Portfolio	238,861	-	191,951	-
Multi-Sector Bond Portfolio	383,095	3,002	289,888	20,258
Balanced Portfolio	300,714	-	376,492	-
Asset Allocation Portfolio	38,553	-	45,602	-

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the period ended December 31, 2015 are as follows:

Portfolio	Value at 12/31/2014	Purchases	Sales	Value at 12/31/2015	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2015
				(Amounts in thousands)
Balanced:
Growth Stock	$161,042	$12,504	$31,500	$138,928	$2,615	$1,168	$11,335	16.1%
Focused Appreciation	79,354	8,431	20,314	69,449	3,435	-	8,431	8.9%
Large Cap Core Stock	74,132	2,680	2,493	69,417	71	1,570	1,109	13.6%
Large Cap Blend	77,159	4,695	6,116	69,365	691	663	4,032	45.1%
Large Company Value	77,186	7,876	4,775	69,526	226	1,210	6,666	39.9%
Domestic Equity	78,737	1,405	9,350	69,361	1,834	1,405	-	11.4%
Equity Income	73,605	3,982	-	68,643	-	1,204	2,779	9.4%
Mid Cap Growth Stock	107,037	8,888	18,218	90,382	678	39	8,849	8.8%
Mid Cap Value	107,357	10,963	18,218	88,033	2,341	1,540	9,423	21.5%
Small Cap Growth Stock	33,903	1,090	14,868	20,199	2,821	22	1,067	4.1%
Small Cap Value	33,997	1,234	14,868	17,921	1,231	128	1,106	3.5%
International Growth	-	18,000	-	17,867	-	-	-	3.7%
Research International Core	148,426	6,526	6,000	140,818	998	3,200	3,326	28.2%
International Equity	65,172	4,699	-	63,729	-	2,001	2,698	4.0%
Emerging Markets Equity	9,498	79	-	8,335	-	79	-	1.9%
Select Bond	919,300	119,182	112,950	912,584	1,276	13,907	4,199	31.9%
High Yield Bond	126,941	5,828	-	124,768	-	5,828	-	18.1%

	$2,172,846	$218,062	$259,670	$2,039,325	$18,217	$33,964	$65,020

218	Notes to Financial Statements

Notes to Financial Statements

Portfolio	Value at 12/31/2014	Purchases	Sales	Value at 12/31/2015	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2015
				(Amounts in thousands)
Asset Allocation:
Growth Stock	$21,884	$1,694	$3,935	$19,223	$335	$158	$1,536	2.2%
Focused Appreciation	10,779	1,144	2,607	9,606	461	-	1,143	1.2%
Large Cap Core Stock	11,329	410	186	10,801	5	240	170	2.1%
Large Cap Blend	11,794	716	742	10,794	93	101	615	7.0%
Large Company Value	10,489	1,067	479	9,617	31	164	903	5.5%
Domestic Equity	10,700	190	1,105	9,592	219	191	-	1.6%
Equity Income	10,001	541	-	9,327	-	164	378	1.3%
Mid Cap Growth Stock	14,450	1,231	1,935	12,707	60	5	1,226	1.2%
Mid Cap Value	14,415	1,512	1,935	12,324	259	212	1,299	3.0%
Small Cap Growth Stock	6,060	245	1,660	4,537	315	5	240	0.9%
Small Cap Value	6,159	292	1,660	4,235	137	30	261	0.8%
International Growth	-	1,900	-	1,887	-	-	-	0.4%
Research International Core	22,501	989	1,500	20,761	249	485	504	4.1%
International Equity	9,885	713	-	9,666	-	304	409	0.6%
Emerging Markets Equity	1,568	13	-	1,376	-	13	-	0.3%
Select Bond	58,616	14,252	12,400	59,639	140	885	267	2.1%
High Yield Bond	18,817	867	-	18,560	-	867	-	2.7%

	$239,447	$27,776	$30,144	$224,652	$2,304	$3,824	$8,951

The Series Fund and its separate investment portfolios (“Portfolios”) are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Series Fund Board of Directors under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the period ended December 31, 2015, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Portfolio	Cross Trade Purchases
Large Company Value Portfolio	$283
Equity Income Portfolio	1,079
Small Cap Value Portfolio	2,928
International Growth Portfolio	50,591
Research International Core Portfolio	2,031
Emerging Markets Equity Portfolio	1,795
Select Bond Portfolio	572
High Yield Bond Portfolio	424

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gains (Losses) on Sales
Equity Income Portfolio	$657	$51
Mid Cap Value Portfolio	283	6
Small Cap Value Portfolio	4,125	(372)
International Growth Portfolio	10,378	(548)
Research International Core Portfolio	1,407	(70)
Emerging Markets Equity Portfolio	13	(2)
Select Bond Portfolio	436	2

Note 12. Litigation

The Index 400 Stock, Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in lawsuits and/or adversary proceedings (the “Actions”) arising out of investments made by those Portfolios in two separate companies. These Actions seek to recover all payments made to beneficial owners of common stock in 2007 in connection with leveraged buy-out transactions involving each company. The Actions allege no misconduct by the Portfolios or management, and management intends to vigorously defend these Actions. One of the lawsuits has been dismissed and is on appeal, and the remaining lawsuits are in the pleadings or discovery stage. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2015, were: Index 400 Stock Portfolio $5,600,000 (0.88% of net assets); Index 500 Stock Portfolio $977,000 (0.04% of net assets); Small Cap Value Portfolio $618,000 (0.12% of net assets); and Equity Income Portfolio $2,873,000 (0.39% of net assets). Management has not concluded that a loss is reasonably likely to occur, and therefore no loss accrual has been recorded.

Notes to Financial Statements	219

Notes to Financial Statements

Note 13. Subsequent Events

Recently, in connection with money market reform efforts, the Securities and Exchange Commission adopted amendments to its rules governing the operation of money market funds. In response to these amendments, effective on or about May 1, 2016, the Money Market Portfolio will be renamed the Government Money Market Portfolio and will operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. To meet the definition, the Government Money Market Portfolio is required to, among other things, invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The changes may affect the Portfolio’s return potential, expenses, liquidity, yield or affect the Portfolio in other ways. As of the date of this report, the full effect of such changes on the Portfolio is uncertain.

220	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows for the Long-Term U.S. Government Bond Portfolio and the financial highlights present fairly, in all material respects, the financial position of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for the Long-Term U.S. Government Bond Portfolio for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI

February 25, 2016

Report of Independent Registered Public Accounting Firm	221

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

222	Proxy Voting and Portfolio Holdings

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2015. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Michael G. Smith 720 East Wisconsin Avenue Milwaukee, WI 53202 1944	Director	Since 2003	27	Trustee of The Ivy Family of Funds (2 registered investment companies – 35 portfolios), Director of CTMG, Inc. and Cox Business School, Southern Methodist University

Principal Occupation During Past 5 Years: Private investor; retired since 1999.

Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds, Inc. (19 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.

Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser since 2004.

Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Director and Officer Information	223

Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Funds, Inc. (14 portfolios)

Principal Occupation During Past 5 Years: Since February 2011, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2009 to 2012.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.

Todd M Jones	Vice President;	Since 2015
720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Chief Financial Officer & Treasurer

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual. From April 2012 to October 2012, Vice President of Product Finance for Northwestern Mutual and Treasurer and Financial and Operations Principal (FINOP) of Northwestern Mutual Investment Services, LLC.

Barbara E. Courtney	Controller &	Since 1996
720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Chief Accounting Officer

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.

224	Director and Officer Information

Director and Officer Information (Unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served

Randy M. Pavlick	Chief Compliance Officer	Since 2014
720 East Wisconsin Avenue
Milwaukee, WI 53202
1959

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors, LLC since 2014; from 2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors, LLC.

Leslie H. McLinden	Secretary	Since 2014
720 East Wisconsin Avenue
Milwaukee, WI 53202
1962

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual since 2007, Secretary of the Fund and Assistant Secretary of Mason Street Advisors, LLC, each since 2014.

Director and Officer Information	225

Approval and Continuance of Investment

Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors has appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2015

At its August 18, 2015 meeting, the Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of (1) the Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, (2) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Large Company Value, Inflation Protection and Mid Cap Value Portfolios, and (3) the Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio.

At its November 19, 2015 meeting, the Board, including the Independent Directors, unanimously approved the continuance of (1) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Small Cap Value and Equity Income Portfolios, (2) the Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price relating to the Series Fund’s Short-Term Bond Portfolio, (3) the Investment Sub-Advisory Agreement between Mason Street Advisors and Wells Capital Management, Incorporated (“WellsCap”) relating to the Series Fund’s Select Bond Portfolio, (4) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and (5) the Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”) relating to the Series Fund’s Money Market Portfolio.

Federated, ACI, Delaware, T. Rowe Price, WellsCap, PIMCO and BlackRock are sometimes collectively referred to hereinafter as the “Sub-Advisers,” their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios” and the respective Investment Sub-Advisory Agreements with the Sub-Advisers are collectively referred to herein as the “Sub-Advisory Agreements.”

Continuance of Sub-Advisory Agreements Between Mason Street Advisors and the Sub-Advisers

In determining whether to approve the continuance of the Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers in advance of each meeting to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. In addition to the information presented by and about the Sub-Advisers during the course of the August and November meetings, the directors also had available for consideration each Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers and other materials prepared by Mason Street Advisors, which contained detailed information

226	Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment

Sub-Advisory Agreements (unaudited)

concerning the expenses, performance, brokerage commissions, portfolio turnover, style consistency and other factors with respect to each of the Sub-Advised Portfolios, as well as a recap of the Sub-Advisers’ responses to the compliance questions contained in each of the Sub-Adviser’s Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Sub-Advisers.

The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the annual review of the Sub-Advisory Agreements and summarizing the legal standards governing the renewal of such Agreements. The Independent Directors reviewed these standards with their counsel during the course of these meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and the Sub-Advisers present, and were represented throughout the process by legal counsel.

While particular focus is given to an evaluation of the services, performance, fees, expenses and certain other relevant information under such Sub-Advisory Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of the nature, extent and quality of services, and the performance, fees, expenses and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year. In addition to the information provided to them at the meetings by Mason Street Advisers and the Sub-Advisers, the directors considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their discussions with representatives of Mason Street Advisers, its affiliates and each Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Sub-Advisory Agreements with respect to each Sub-Advised Portfolio include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio by Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the conclusions made by the directors, and different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included the Sub-Adviser’s overall business, organization and management structure. The directors also reviewed information provided by each Sub-Adviser with respect to its financial condition and assets under management. Included in the directors’ consideration was an evaluation of the services provided by each Sub-Adviser and the tenure and experience of the Sub-Adviser’s investment personnel in general and the experience of the portfolio managers of each of the Sub-Advised Portfolios in particular, as well as changes in key personnel.

The directors considered the firm updates given by the portfolio managers for the Sub-Advisers and considered how the Sub-Advised Portfolios were being positioned in the current market environment. The directors also considered MSA’s reports on recent due diligence trips to ACI, Delaware, T. Rowe Price, and PIMCO. They considered the elements of MSA’s sub-adviser oversight process as described by MSA, including onsite visits and frequent video conferences. The Board also considered each Sub-Adviser’s financial strength and stability, succession planning and key affiliations and business relationships between the Sub-Advisers and certain of their affiliates and Northwestern Mutual and its affiliates, each as outlined in the meeting materials. Consideration was also given to each Sub-Adviser’s reputation and experience in providing investment management services and the performance of each Sub-Advised Portfolio.

In particular, the directors commented positively on the composition of the High Yield Bond Portfolio and considered favorably MSA’s confidence in the lead portfolio manager and his high level of conviction in the investment process. The directors also discussed Federated’s other product offerings and recognized the firm’s ability to achieve scale due to its high level of assets under management. With respect to ACI, the directors discussed other product initiatives and ACI’s culture and focus, and considered favorably the additional resources that ACI had made available to its portfolio management teams. They also expressed confidence in ACI’s succession plan for certain portfolio managers for the Inflation Protection and Mid Cap Value Portfolios. With respect to Delaware, the directors considered information regarding recent management changes and concluded they were unlikely to impact the portfolio management team providing services to the Domestic Equity Portfolio. The directors considered positive comments from MSA regarding Delaware’s lead portfolio manager. The directors considered information regarding Delaware’s other clients and a regulatory issue relating to one of Delaware’s affiliates, and concluded that Delaware’s services to the Domestic Equity Portfolio would not be impacted. Overall, the directors commented on the

Approval and Continuance of Investment Sub-Advisory Agreements	227

Approval and Continuance of Investment

Sub-Advisory Agreements (unaudited)

strong presentations from Federated, ACI and Delaware and noted that the portfolio management teams for each of their respective Sub-Advised Portfolios had been stable. With respect to T. Rowe Price, the directors considered information regarding the new portfolio managers for the Equity Income and Small Cap Value Portfolios and their presentations to the Board. The directors observed favorably their use of T. Rowe Price’s research talent and other differences in their individual approach. The directors also considered MSA’s positive impressions from the onsite visit to T. Rowe Price’s offices, including their discussions with T. Rowe Price’s analysts about changes to the research process. The directors also noted the Series Fund’s long relationship with T. Rowe Price. With respect to WellsCap, the directors expressed their satisfaction with the team’s understandable strategy. They also considered MSA’s positive report regarding the working relationship with WellsCap. With respect to BlackRock, the directors considered the Money Market Portfolio’s conversion to a government money market fund and noted the advantages of the size and scale of BlackRock’s money market fund business. The directors also considered a change in the organizational role that was assumed by the Money Market Portfolio’s portfolio manager and concluded the change was unlikely to impact the services to the Portfolio. With respect to PIMCO, the directors considered recent organizational changes and observed that there continued to be positive developments as a result. They discussed the investment process employed by the portfolio managers to the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios and observed that it did not appear as if the process had changed as a result of the organizational changes. The directors also considered MSA’s report from its recent due diligence trip to PIMCO and the high level of engagement they reported. The directors also discussed the decrease in PIMCO’s assets over the last couple of years but concluded that it was unlikely to impact the firm’s ability to provide services to the Sub-Advised Portfolios. The directors expressed their continued confidence in PIMCO as an organization.

Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that it was satisfied with the nature, extent and quality of services provided by each Sub-Adviser on behalf of the respective Sub-Advised Portfolio, the resources committed by each Sub-Adviser in providing those services, and the experience and capabilities of the personnel associated with the Sub-Advised Portfolios.

Investment Performance. The directors reviewed the investment performance of each Sub-Advised Portfolio over a variety of time periods. In addition to absolute performance and risk adjusted performance for each Sub-Advised Portfolio for both short and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Portfolio (as applicable), and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year (as applicable) periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of each Sub-Advised Portfolio. The Board’s performance evaluation was supplemented by the presentations of the portfolio managers for the Sub-Advised Portfolios regarding factors that had impacted the performance. The directors also considered the performance of accounts managed in a similar manner by each of the Sub-Advisers, where available, and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolio in question. In connection with their evaluation of the performance of the Sub-Advised Portfolios, the directors also took into consideration the risk profile for each Sub-Advised Portfolio over the short and long term relative to its performance. The performance was considered in light of each Sub-Advised Portfolio’s investment objective and strategies as well as market conditions. In addition to performance information presented at the meetings, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to short term performance and what it might indicate, the Board gave greater weight to longer term performance.

In particular, the directors considered favorably the strong early performance by Federated, Delaware, WellsCap and BlackRock for the High Yield Bond, Domestic Equity, Select Bond, and Money Market Portfolios, respectively. With respect to the Sub-Advised Portfolios managed by ACI, the directors noted the favorable long-term performance record of the Large Company Value Portfolio and the consistent performance of the Mid Cap Value Portfolio. While acknowledging the near term performance challenges of the Inflation Protection Portfolio, the directors observed that the Portfolio had outperformed over the three- and five-year periods ended June 30, 2015. With respect to the Sub-Advised Portfolios managed by T. Rowe Price, the directors noted that the Short-Term Bond Portfolio had been sub-advised by T. Rowe Price for one year and had outperformed even in a difficult market. The directors also discussed reasons why the performance of the Small Cap Value and Equity Income Portfolios had lagged. With respect to the Small Cap Value Portfolio, the directors noted that the Portfolio’s

228	Approval and Continuance of Investment Sub-Advisory Agreements

Approval and Continuance of Investment

Sub-Advisory Agreements (unaudited)

performance had improved under the management of the new portfolio manager and that the improved performance was broad based. With respect to the Equity Income Portfolio, the directors noted the Portfolio’s improved performance since the new portfolio manager was appointed and considered favorably his increased focus on the firm’s research resources. Overall, the directors expressed their enthusiasm for the new portfolio managers and the strategies they employed. With respect to the Sub-Advised Portfolios managed by PIMCO, the directors noted that the performance of the Long-Term U.S. Government Bond Portfolio had been strong. For the Multi-Sector Bond Portfolio, the directors acknowledged that performance has not been as strong but had experienced a number of years of good performance, and a rebound in October. The directors did not believe that recent internal changes at PIMCO had negatively impacted investment performance. They discussed the presentation regarding the Multi-Sector Bond Portfolio and the explanation for its underperformance. They also observed that a co-portfolio manager had been added for the Multi-Sector Bond Portfolio, which provided additional investment management resources.

The Board concluded that, in the totality of the circumstances and within the context of its overall determinations regarding the Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The directors evaluated the reasonableness of management fees and total expenses paid by the Sub-Advised Portfolios under the Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisers out of its management fee, including a comparison of those fees with fees charged by the Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of each Sub-Advised Portfolio, expenses assumed by Mason Street Advisors, and the existing expense cap arrangements and/or advisory fee waivers (as applicable) agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Morningstar of comparative expense data for each Sub-Advised Portfolio. Morningstar provided data as of December 31, 2014 comparing each Sub-Advised Portfolio’s expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Morningstar. The directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s expense ratios. The directors noted that eleven of the twelve Sub-Advised Portfolios were in the top two Morningstar quartiles (meaning lowest expenses) of their respective peer universe for total expenses and that the remaining Sub-Advised Portfolio was in the 59th percentile. In evaluating the management fees paid by each Sub-Advised Portfolio on a stand-alone basis, and the fact that seven of the Sub-Advised Portfolios were ranked in Morningstar’s third or fourth quartile for actual management fees within their respective peer universe for the period ended December 31, 2014, the directors took into consideration that the management fees compensated Mason Street Advisors for a broader range of services than would often be the case under a typical investment management contract, in that Mason Street Advisors and its affiliates provided certain other administrative services necessary for the operation of the Sub-Advised Portfolios and the servicing of the Series Fund’s investors, including mutual fund accounting, legal and middle and back office investment operations services, corporate and regulatory reporting, service provider oversight and overall risk management. The directors concluded that as a result of these additional services, a comparison of Mason Street Advisors’ management fees to Morningstar averages might not provide a complete frame of reference. The directors took into consideration the implementation of an additional breakpoint in MSA’s advisory fee waiver agreement for the Long-Term U.S. Government Bond Portfolio and PIMCO’s agreement to revise the sub-advisory fee schedule for the Multi-Sector Bond Portfolio to add a breakpoint.

Based on the review of the above information and other factors deemed relevant by the directors, the Board concluded that the management fees and total expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided to, and the performance of, the Sub-Advised Portfolios and the expense caps and/or fee waivers that were in place.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the range of peer expenses in each Sub-Advised Portfolio’s respective Morningstar category and the ranking of each Sub-Advised Portfolio within the categories. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided. In all instances, including in those cases where profitability information had not been provided,

Approval and Continuance of Investment Sub-Advisory Agreements	229

Approval and Continuance of Investment

Sub-Advisory Agreements (unaudited)

the directors noted that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and the Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios in affinity fund or select fund programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors. The directors also reviewed information concerning the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios.

The Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationships with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors also considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with its investors. The directors observed that all of the Sub-Advised Portfolios reviewed during the August and November meetings, except for one, had either (1) an advisory fee schedule that contained breakpoints to reduce the advisory fee percentage as assets grow, (2) an agreement under which MSA has agreed to waive a portion of the advisory fee at certain asset levels, and/or (3) an agreement under which MSA has agreed to cap the Portfolio’s expenses. With respect to the remaining Sub-Advised Portfolio—the Select Bond Portfolio—which does not have a breakpoint in its advisory fee schedule or an agreement in place for fee waivers or an expense cap, the directors considered that the Select Bond Portfolio was ranked in the first Morningstar quartile (meaning lowest fees) within its peer universe for total expenses and management fees. The directors also considered the total assets and expense ratios of each Sub-Advised Portfolio.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of its investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios. The directors considered reports from the compliance staff on its review of the respective compliance programs of the Sub-Advisers, recent compliance exceptions noted, pending or recent litigation or regulatory actions to which a Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and its affiliates. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, information regarding portfolio manager compensation, brokerage and proxy voting practices, codes of ethics, business continuity, cyber security, and other matters.

Conclusions of the Directors. Based on a consideration of all information they deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that it was in the best interest of each Sub-Advised Portfolio to approve the continuation of each of the Sub-Advisory Agreements between Mason Street Advisors and the Sub-Advisers for another year.

230	Approval and Continuance of Investment Sub-Advisory Agreements

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2014	2015
	$688,000	$716,300

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2014	2015
	$0	$0

(c) Tax Fees

	2014	2015
	$75,955	$75,250

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2014	2015
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2014	2015
	$145,105	$123,875

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 15, 2016

By:	/s/ Todd M. Jones
Todd M. Jones, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 15, 2016